As filed with the Securities and Exchange Commission on April 28, 2025

1933 Act File No. 002-90309

1940 Act File No. 811-04000

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☐
POST-EFFECTIVE AMENDMENT NO. 103 ☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐
AMENDMENT NO. 104 ☒

CALVERT VARIABLE TRUST, INC.
(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Washington, DC 20036
(Address of Principal Executive Offices)

(202) 238-2200
(Registrant’s Telephone Number)

DEIDRE E. WALSH
One Post Office Square, Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)
☒	on May 1, 2025 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)
	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CVT S&P 500® Index Portfolio

CVT S&P MidCap 400® Index Portfolio

Class F Shares Class I Shares

CVT Nasdaq 100® Index Portfolio

Class F Shares Class I Shares

CVT Russell 2000® Small Cap Index Portfolio

Class F Shares Class I Shares

CVT EAFE International Index Portfolio

Class F Shares Class I Shares

CVT Investment Grade Bond Index Portfolio

Class F Shares Class I Shares

Prospectus Dated
May 1, 2025

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Fund Summaries	3
CVT S&P 500® Index Portfolio	3
CVT S&P MidCap 400® Index Portfolio	7
CVT Nasdaq 100® Index Portfolio	11
CVT Russell 2000® Small Cap Index Portfolio	15
CVT EAFE International Index Portfolio	19
CVT Investment Grade Bond Index Portfolio	23
Investment Objectives & Principal Policies and Risks	29
Management and Organization	42
Valuing Shares	44
Purchasing and Redeeming Shares	45
Potential Conflicts of Interest	48
Additional Tax Information	49
Disclaimers	49
Financial Highlights	53
CVT S&P 500® Index Portfolio	53
CVT S&P MidCap 400® Index Portfolio	54
CVT Nasdaq 100® Index Portfolio	55
CVT Russell 2000® Small Cap Index Portfolio	56
CVT EAFE International Index Portfolio	57
CVT Investment Grade Bond Index Portfolio	58

CVT Index Portfolios2Prospectus dated May 1, 2025

Fund Summaries

CVT S&P 500® Index Portfolio

Investment Objective

CVT S&P 500® Index Portfolio (the “Fund”) seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500® Index.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.43%
Expense Reimbursement(1)	(0.15)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.28%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.28%.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of the reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund shares	$29	$123	$226	$528

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

CVT Index Portfolios3Prospectus dated May 1, 2025

Principal Investment Strategies

The Fund seeks to track the total return of the securities composing the S&P 500® Index (the “Index”), taking into consideration redemptions, sales of additional shares, and other adjustments described below. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments with economic characteristics similar to the stocks represented in the Index.

The Index is an unmanaged index comprising common stocks of 500 large capitalization U.S. companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the U.S.  As of December 31, 2024, the market capitalization of the Index companies ranged from $6.1 billion to $3.8 trillion with a weighted average market capitalization of $1.1 trillion. Market capitalizations of companies within the S&P 500® Index are subject to change. The Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.  Changes to the Index are made quarterly or on an as-needed basis.  There is no annual or semi-annual reconstitution and changes in response to corporate actions and market developments can be made at any time.  The Fund mirrors the Index’s rebalancing process.  The Fund is not sponsored, endorsed, sold or promoted by the S&P Dow Jones Indices LLC, a division of S&P Global.

The Fund will invest primarily in common stocks of the companies that compose the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself.  The Fund intends to concentrate its investments only to the extent that the Index does.  At times the Fund’s investments may be focused in one or more sectors. While not required, the Fund will generally sell securities that the Index provider removes from the Index.  The Fund may also invest in exchange-traded funds (“ETFs”) that provide exposure to the Index.  Derivatives, such as options, futures, and options on such futures that provide exposure to the stocks in the Index may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs.  The Fund may also lend its securities.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

CVT Index Portfolios4Prospectus dated May 1, 2025

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  The Fund may invest a significant portion of its assets in one or more sectors, if the Index does so.  As such, the value of Fund shares may be affected by events that adversely affect such sector(s), and may fluctuate more than that of a fund that invests more broadly.

Information Technology Sector Risk. The value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not concentrate in companies in the information technology sector.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CVT Index Portfolios5Prospectus dated May 1, 2025

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Fund shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	0.98%	11.58%	21.46%	-4.74%	31.16%	18.11%	28.42%	-18.34%	25.92%	24.63%

For the ten years ended December 31, 2024, the highest quarterly total return was 20.48% for the quarter ended June 30, 2020 and the lowest quarterly return was -19.69% for the quarter ended March 31, 2020.

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Fund Return Before Taxes	24.63%	14.20%	12.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.51%	13.09%

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and any Third Party Licensor, and has been licensed for use by CRM.  S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by CRM.  The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or any Third Party Licensor and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.  Investors cannot invest directly in an Index.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Ameritas Investment Partners, Inc. (“AIP”).

Portfolio Manager. Kevin L. Keene, CFA, Portfolio Manager of AIP, has managed the Fund since November 2008.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 28 of this Prospectus.

CVT Index Portfolios6Prospectus dated May 1, 2025

CVT S&P MidCap 400® Index Portfolio

Investment Objective

CVT S&P MidCap 400® Index Portfolio (the “Fund”) seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class F
Management Fees	0.32%	0.32%
Distribution and Service (12b-1) Fees	None	0.20%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.44%	0.64%
Expense Reimbursement(1)	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.33%	0.53%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.33% for Class I shares and 0.53% for Class F shares.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of the reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$34	$130	$235	$544
Class F shares	$54	$194	$346	$788

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

CVT Index Portfolios7Prospectus dated May 1, 2025

Principal Investment Strategies

The Fund seeks to track the total return of the securities composing the S&P MidCap 400® Index (the “Index”), taking into consideration redemptions, sales of additional shares, and other adjustments described below. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments with economic characteristics similar to midcap stocks as represented in the Index.

The Index is an unmanaged index comprising common stocks of 400 mid-sized U.S. companies. As of December 31, 2024, the market capitalization of the Index companies ranged from $2.3 billion to $22.9 billion with a weighted average market capitalization of $9.7 billion. Market capitalizations of companies within the S&P MidCap 400® Index are subject to change. The Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.  Changes to the Index are made on a quarterly or an as-needed basis.  There is no annual or semi-annual reconstitution and changes in response to corporate actions and market developments can be made at any time.  The Fund mirrors the Index’s rebalancing process.  The Fund is not sponsored, endorsed, sold or promoted by the S&P Dow Jones Indices LLC, a division of S&P Global.

The Fund will invest primarily in common stocks of the companies that compose the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself.  The Fund intends to concentrate its investments only to the extent that the Index does.  While not required, the Fund will generally sell securities that the Index provider removes from the Index. At times the Fund's investments may be focused in one or more sectors. The Fund may also invest in exchange-traded funds (“ETFs”) that provide exposure to the Index. Derivatives, such as options, futures, and options on such futures that provide exposure to the stocks in the Index may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.  The Fund may also lend its securities.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

CVT Index Portfolios8Prospectus dated May 1, 2025

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  The Fund may invest a significant portion of its assets in one or more sectors, if the Index does so.  As such, the value of Fund shares may be affected by events that adversely affect such sector(s), and may fluctuate more than that of a fund that invests more broadly.

Industrials Sector Risk.  To the extent a Fund invests a substantial portion of its assets in the industrials sector, factors that have an adverse impact on this sector may have a disproportionate impact on the Fund's performance. The industrials sector can be affected by government regulation, world events, supply and demand for specific products and services, commodity prices, exchange rates and economic conditions, technological developments, and liabilities for environmental damage, product liability claims, and general civil liabilities.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Real estate investment trusts (“REITs”) must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

CVT Index Portfolios9Prospectus dated May 1, 2025

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of one or more indexes intended to measure broad market performance. The Fund’s primary benchmark index was changed from the S&P MidCap 400® Index to the S&P 500® Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that CRM believes is representative of the Fund’s investment universe.  The returns in the bar chart are for Class I shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower. Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return (Class I)

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	-2.69%	20.28%	15.88%	-11.33%	25.82%	13.31%	24.41%	-13.33%	16.12%	13.52%

For the ten years ended December 31, 2024, the highest quarterly total return for Class I was 24.31% for the quarter ended December 31, 2020 and the lowest quarterly return was -29.79% for the quarter ended March 31, 2020.

CVT Index Portfolios10Prospectus dated May 1, 2025

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class I Return Before Taxes	13.52%	9.99%	9.31%
Class F Return Before Taxes	13.29%	9.77%	9.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.51%	13.09%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.93%	10.33%	9.67%

The S&P 500® Index and S&P MidCap 400® Index are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and any Third Party Licensor, and has been licensed for use by CRM.  S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by CRM.  The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or any Third Party Licensor and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index S&P and MidCap 400® Index.  Investors cannot invest directly in an Index.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Ameritas Investment Partners, Inc. (“AIP”).

Portfolio Manager.  Kevin L. Keene, CFA, Portfolio Manager of AIP, has managed the Fund since November 2008.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 28 of this Prospectus.

CVT Index Portfolios11Prospectus dated May 1, 2025

CVT Nasdaq 100® Index Portfolio

Investment Objective

CVT Nasdaq 100® Index Portfolio (the “Fund”) seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class F
Management Fees	0.42%	0.42%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses	0.58%	0.83%
Expense Reimbursement(1)	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.48%	0.73%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.48% for Class I shares and 0.73% for Class F shares.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of the reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$49	$176	$314	$716
Class F shares	$75	$255	$451	$1,016

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

CVT Index Portfolios12Prospectus dated May 1, 2025

Principal Investment Strategies

The Fund seeks to track the total return of the securities composing the Nasdaq-100® Index (the “Index”), taking into consideration redemptions, sales of additional shares, and other adjustments described below. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments with economic characteristics similar to the stocks represented in the Index.

The Index is an unmanaged index comprising common stocks of the 100 largest domestic and international non-financial companies on the broader Nasdaq Composite Index based on market capitalization. As of December 31, 2024, the market capitalization of the Index companies ranged from $17.3 billion to $3.8 trillion with a weighted average market capitalization of $1.4 trillion.  Market capitalizations of companies within the Nasdaq-100® Index are subject to change.  The Index is modified capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations. Except under extraordinary circumstances that may result in an interim evaluation, the Index is rebalanced quarterly, and its composition is reviewed on an annual basis.  Replacements to Index constituents are made effective after the close of trading on the third Friday in December.  The Fund mirrors the Index’s rebalancing process.  The Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Group, Inc.

The Fund will invest primarily in common stocks of the companies that compose the Index.  The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund intends to concentrate its investments only to the extent that the Index does.  As of December 31, 2024, the Index was concentrated in the information technology sector.  While not required, the Fund will generally sell securities that the Index provider removes from the Index. The Fund may also invest in exchange-traded funds (“ETFs”) that provide exposure to the Index. Derivatives, such as options and futures, and options on such futures that provide exposure to the stocks in the Index may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also lend its securities.

The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the

CVT Index Portfolios13Prospectus dated May 1, 2025

Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Issuer Non-Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.”  Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be, and the value of the Fund's shares may be more volatile than the values of shares of more diversified funds.

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  The Fund may invest a significant portion of its assets in one or more sectors, if the Index does so.  As such, the value of Fund shares may be affected by events that adversely affect such sector(s), and may fluctuate more than that of a fund that invests more broadly.

Information Technology Sector Risk. The value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not concentrate in companies in the information technology sector.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments, including the political and economic risks of the underlying issuer’s country and, in the case of depositary receipts traded on foreign markets, currency risk.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of

CVT Index Portfolios14Prospectus dated May 1, 2025

which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of one or more indexes intended to measure broad market performance. The Fund’s primary benchmark index was changed from the Nasdaq-100® Index to the S&P 500® Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that CRM believes is representative of the Fund’s investment universe.  The returns in the bar chart are for Class I shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return (Class I)

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	9.07%	6.59%	32.35%	-0.47%	38.78%	48.23%	26.87%	-32.64%	54.40%	25.20%

For the ten years ended December 31, 2024, the highest quarterly total return for Class I was 30.15% for the quarter ended June 30, 2020 and the lowest quarterly return was -22.36%  for the quarter ended June 30, 2022.

CVT Index Portfolios15Prospectus dated May 1, 2025

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class I Return Before Taxes	25.20%	19.59%	17.92%
Class F Return Before Taxes	24.89%	19.29%	17.64%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.51%	13.09%
Nasdaq-100® Index (reflects no deduction for fees, expenses or taxes)	25.88%	20.15%	18.52%

The Class F performance shown above for the period prior to October 30, 2015 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and any Third Party Licensor, and has been licensed for use by CRM.  S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by CRM.  The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or any Third Party Licensor and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Ameritas Investment Partners, Inc. (“AIP”).

Portfolio Manager.  Kevin L. Keene, CFA, Portfolio Manager of AIP, has managed the Fund since November 2008.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 28 of this Prospectus.

CVT Index Portfolios16Prospectus dated May 1, 2025

CVT Russell 2000® Small Cap Index Portfolio

Investment Objective

CVT Russell 2000® Small Cap Index Portfolio (the “Fund”) seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class F
Management Fees	0.37%	0.37%
Distribution and Service (12b-1) Fees	None	0.20%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.55%	0.75%
Expense Reimbursement(1)	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.39%	0.59%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.39% for Class I shares and 0.59% for Class F shares.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of the reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$40	$160	$291	$674
Class F shares	$60	$224	$401	$915

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

CVT Index Portfolios17Prospectus dated May 1, 2025

Principal Investment Strategies

The Fund seeks to track the total return of the securities composing the Russell 2000® Index (the “Index”), taking into consideration redemptions, sales of additional shares, and other adjustments described below. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments with economic characteristics similar to small cap stocks as represented in the Index.

The Index is an unmanaged index comprising common stocks of approximately 2,400 smaller U.S. companies that aims to include approximately 10% of the total market capitalization of the broader Russell 3000® Index. As of December 31, 2024, the market capitalization of the Index companies ranged from $6 million to $14.8 billion with a weighted average market capitalization of $3.6 billion. Market capitalizations of companies within the Russell 2000® Index are subject to change. The Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations. The Index is fully reconstituted annually in late June, with daily, monthly and quarterly adjustments.  The Fund mirrors the Index’s rebalancing process.  The Fund is not sponsored, endorsed, sold or promoted by FTSE International Limited, Frank Russell Company, or London Stock Exchange Group plc.

The Fund will invest primarily in common stocks of the companies that compose the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself.  The Fund intends to concentrate its investments only to the extent that the Index does.  While not required, the Fund will generally sell securities that the Index provider removes from the Index. The Fund may also invest in exchange-traded funds (“ETFs”) that provide exposure to the Index. Derivatives, such as options and futures, and options on such futures that provide exposure to the stocks in the Index may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also lend its securities. The Fund may also invest in cash and money market instruments.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold common stocks of each company in the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

CVT Index Portfolios18Prospectus dated May 1, 2025

Smaller Company Risk.  The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  The Fund may invest a significant portion of its assets in one or more sectors, if the Index does so.  As such, the value of Fund shares may be affected by events that adversely affect such sector(s), and may fluctuate more than that of a fund that invests more broadly.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Real estate investment trusts (“REITs”) must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

CVT Index Portfolios19Prospectus dated May 1, 2025

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of one or more indexes intended to measure broad market performance. The Fund’s primary benchmark index was changed from the Russell 2000® Index to the S&P 500® Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that CRM believes is representative of the Fund’s investment universe.  The returns in the bar chart are for Class I shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return (Class I)

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	-5.19%	20.92%	14.37%	-11.23%	25.07%	19.64%	14.53%	-20.52%	16.60%	11.23%

For the ten years ended December 31, 2024, the highest quarterly total return for Class I was 31.33% for the quarter ended December 31, 2020 and the lowest quarterly return was -30.66% for the quarter ended March 31, 2020.

CVT Index Portfolios20Prospectus dated May 1, 2025

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class I Return Before Taxes	11.23%	7.14%	7.47%
Class F Return Before Taxes	11.00%	6.93%	7.24%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.51%	13.09%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	7.81%

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and any Third Party Licensor, and has been licensed for use by CRM.  S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by CRM.  The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or any Third Party Licensor and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.  Investors cannot invest directly in an Index.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Ameritas Investment Partners, Inc. (“AIP”).

Portfolio Manager. Kevin L. Keene, CFA, Portfolio Manager of AIP, has managed the Fund since November 2008.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 28 of this Prospectus.

CVT Index Portfolios21Prospectus dated May 1, 2025

CVT EAFE International Index Portfolio

Investment Objective

CVT EAFE International Index Portfolio (the “Fund”) seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class F
Management Fees	0.42%	0.42%
Distribution and Service (12b-1) Fees	None	0.20%
Other Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	0.67%	0.87%
Expense Reimbursement(1)	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.48%	0.68%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.48% for Class I shares and 0.68% for Class F shares.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of the reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$49	$195	$354	$817
Class F shares	$69	$259	$464	$1,055

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

CVT Index Portfolios22Prospectus dated May 1, 2025

Principal Investment Strategies

The Fund seeks to track the total return of the securities composing the MSCI EAFE Index (the “Index”), taking into consideration redemptions, sales of additional shares, and other adjustments described below. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks represented in the MSCI EAFE Index.

The Index is a widely accepted benchmark of international stock performance that emphasizes the stocks of companies in major markets in Europe, Australia and Asia (including the Far East). As of December 31, 2024, the market capitalization of the Index companies ranged from $3.2 billion to $384.9 billion with a weighted average market capitalization of $91.2 billion. Market capitalizations of companies within the Index are subject to change. The Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations. The Index is reviewed and rebalanced quarterly, in February, May, August and November by MSCI.  The Fund mirrors the Index’s rebalancing process.  The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc.

The Fund will invest primarily in common stocks of the companies that compose the Index.  While not required, the Fund generally will sell securities that the Index provider removes from the Index.  Derivatives such as options and futures, and options on such futures that provide exposure to securities in the Index may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.  The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure. The Fund may invest in American Depositary Receipts (“ADRs”), which are either sponsored or unsponsored. The Fund may also lend its securities.

The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. To the extent that the Fund is not of sufficient size to fully replicate the Index, as determined by the investment adviser, the investment adviser expects to use the replication index method with respect to larger market capitalization companies in the Index and a sampling method with respect to smaller market capitalization companies in the Index.  Using the sampling methodology, the investment adviser would select a sampling of the smaller market capitalization companies in the Index that match the industry and risk characteristics of all such companies in the Index.  This approach attempts to maximize liquidity while minimizing costs.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.  Depositary receipts are subject to many

CVT Index Portfolios23Prospectus dated May 1, 2025

of the risks associated with investing directly in foreign instruments, including the political and economic risks of the underlying issuer’s country and, in the case of depositary receipts traded on foreign markets, currency risk.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold components of the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  The Fund may invest a significant portion of its assets in one or more sectors, if the Index does so.  As such, the value of Fund shares may be affected by events that adversely affect such sector(s), and may fluctuate more than that of a fund that invests more broadly.

Financials Sector Risk.  To the extent the Fund invests a substantial portion of its assets in the financials sector, factors that have an adverse impact on this sector may have a disproportionate impact on the Fund’s performance. The financials sector can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the financials sector.

Geographic Risk.  Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that invests more broadly.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid,

CVT Index Portfolios24Prospectus dated May 1, 2025

and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class I shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower. Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return (Class I)

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	-1.61%	0.46%	24.76%	-13.58%	21.26%	7.77%	10.88%	-14.58%	17.77%	3.14%

For the ten years ended December 31, 2024, the highest quarterly total return for Class I was 17.96%  for the quarter ended December 31, 2022 and the lowest quarterly return was -23.14%  for the quarter ended March 31, 2020.

CVT Index Portfolios25Prospectus dated May 1, 2025

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class I Return Before Taxes	3.14%	4.39%	4.82%
Class F Return Before Taxes	2.95%	4.18%	4.60%
MSCI EAFE Index (reflects net dividends, which reflect the deduction of withholding taxes)	3.82%	4.72%	5.19%

Source for the MSCI EAFE Index: MSCI.  MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not approved this data and has no liability hereunder. Investors cannot invest directly in an Index.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Managers

Jennifer Mihara, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since July 1, 2024.

Gordon Wotherspoon, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since July 1, 2024.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 28 of this Prospectus.

CVT Index Portfolios26Prospectus dated May 1, 2025

CVT Investment Grade Bond Index Portfolio

Investment Objective

CVT Investment Grade Bond Index Portfolio (the “Fund”) seeks  investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg U.S. Aggregate Bond Index.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class F
Management Fees	0.32%	0.32%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	0.49%	0.74%
Expense Reimbursement(1)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.32%	0.57%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.32% for Class I shares and 0.57% for Class F shares.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of the reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$33	$140	$257	$600
Class F shares	$58	$219	$395	$902

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

CVT Index Portfolios27Prospectus dated May 1, 2025

Principal Investment Strategies

The Fund seeks to track the total return of the securities composing the Bloomberg U.S. Aggregate Bond Index (the “Index”), taking into consideration redemptions, sales of additional shares, and other adjustments described below. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments with economic characteristics similar to the fixed-income securities represented in the Index. The Index is an unmanaged index of 13,630 U.S. Treasury, government-related and investment grade corporate and securitized fixed-income securities with a total market value of $28.2 trillion as of December 31, 2024. The Index is primarily composed of:

•Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

•Corporate securities, mortgage-backed pass-through securities (“MBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities (agency and non-agency) (“CMBS”) publicly offered for sale in the United States.  Securities eligible for inclusion in the Index may be registered with the U.S. Securities and Exchange Commission or exempt from registration at the time of issuance and Rule 144A securities with registration rights.

Securities included in the Index must be rated investment grade (BBB- or higher from S&P Global Ratings (“S&P”) or by Fitch Ratings, or Baa3 or higher from Moody’s Investors Service, Inc. (“Moody’s”)).  Unrated securities may be included in the Index if an issuer rating is available or if there is an expected rating at issuance.

As of December 31, 2024, the weighted average maturity of the securities in the Index was 8.35 years, the weighted average coupon was 3.42% and the weighted average modified duration was 6.08 years. The Index includes all “index-eligible” securities that meet minimum par amounts outstanding.  The Index is rebalanced monthly.  Although the Fund is not rebalanced monthly like the Index, adjustments are made to accommodate high-level changes with respect to the composition and characteristics of the Index.  The Fund is not sponsored, endorsed, sold or promoted by Bloomberg LP.

The Fund will invest primarily in fixed-income securities that compose the Index. While not required, the Fund will generally sell securities that the Index provider removes from the Index. The Fund may also invest in exchange-traded funds (“ETFs”) that provide exposure to the Index. Derivatives such as options and futures, and options on such futures that provide exposure to securities in the Index may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.  The Fund may also lend its securities.

The Fund uses a representative sampling method in seeking to track the total return of the securities in the Index.  The Fund generally purchases securities that are components of the Index, except that the Fund will not purchase bonds that are rated below investment grade at the time of purchase. If a bond held in the Fund is downgraded to a rating below investment grade (so-called “junk bonds”), the Fund may continue to hold the security until such time as the Sub-Adviser deems it most advantageous to dispose of the security.  The Fund intends to concentrate its investments only to the extent that the Index does.

Principal Risks

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.  No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Passive Investment Risk.  The Fund is managed using a passive investment strategy and expects to hold components of the Index regardless of their current or projected performance.  The Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers.  Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.  Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

CVT Index Portfolios28Prospectus dated May 1, 2025

Tracking Error Risk.  Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis.  Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.  Tracking error risk may cause the Fund’s performance to be less than expected.

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  The Fund may invest a significant portion of its assets in one or more sectors, if the Index does so.  As such, the value of Fund shares may be affected by events that adversely affect such sector(s), and may fluctuate more than that of a fund that invests more broadly.

Credit Risk. Investments in fixed-income and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

CVT Index Portfolios29Prospectus dated May 1, 2025

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CVT Index Portfolios30Prospectus dated May 1, 2025

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of one or more indexes intended to measure broad market performance. The Fund’s primary benchmark index was changed from the Bloomberg U.S. Aggregate Bond Index to the Bloomberg U.S. Universal Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that CRM believes is representative of the Fund’s investment universe.  The returns in the bar chart are for Class I shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return (Class I)

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	0.04%	2.59%	3.49%	-0.37%	8.41%	7.34%	-1.82%	-12.53%	5.47%	1.03%

For the ten years ended December 31, 2024, the highest quarterly total return for Class I was 6.58% for the quarter ended December 31, 2023 and the lowest quarterly return was -5.63% for the quarter ended March 31, 2022.

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class I Return Before Taxes	1.03%	-0.36%	1.20%
Class F Return Before Taxes	0.78%	-0.60%	0.97%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	2.04%	0.06%	1.73%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%

The Class F performance shown above for the period prior to October 30, 2015 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays is affiliated with CRM, and neither approves, endorses, reviews or recommends the Fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to Bloomberg U.S. Universal Index and Bloomberg U.S. Aggregate Bond Index, and neither shall be liable in any way to CRM, investors in the Fund or other third parties in respect of the use or accuracy of Bloomberg U.S. Universal Index and Bloomberg U.S. Aggregate Bond Index or any data included therein.

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Ameritas Investment Partners, Inc. (“AIP”).

Portfolio Manager.  Jay Martin, Director of Investments of AIP, has managed the Fund since July 26, 2024.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 28 of this Prospectus.

CVT Index Portfolios31Prospectus dated May 1, 2025

Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

All purchases, redemptions and exchanges of Fund shares are made through insurance company separate accounts, qualified pension and retirement plans or by other eligible investors that are the record owner of the shares.  Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interest in a Fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the Fund is made.

Tax Information

Each Fund will distribute any net investment income and net realized capital gains at least annually.  Both types of distributions will be made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.  Because shares of the Fund are offered to insurance company separate accounts, qualified pension and retirement plans, and other eligible investors, you should read your prospectus, disclosure statement or plan documentation to understand the tax treatment of your investment.

Payments to Insurance Companies, Plan Sponsors and Other Financial Intermediaries

The Fund is generally available for purchase by separate accounts of insurance companies, qualified pension and retirement plans or by other eligible investors. The Fund, its principal underwriter and its affiliates may make payments to insurance companies, plan sponsors or other financial intermediaries for distribution and related services. These payments may create a conflict of interest for the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option in their product or to recommend the Fund over another investment option. Ask your financial intermediary, insurance company, or plan sponsor, or visit your financial intermediary’s or insurance company’s website, for more information.

CVT Index Portfolios32Prospectus dated May 1, 2025

Investment Objectives & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary.  Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted.  References to the Fund below are to each Fund.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions.  As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Equity Securities.  Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes.  The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline.  Although stock prices can rebound, there is no assurance that values will return to previous levels.

Exchange-Traded Funds (“ETFs”).  The Fund may invest in ETFs. ETFs are subject to the risks of investing in the underlying securities or other instruments that they own.  The market for common shares of ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such ETF’s underlying securities.  Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to an ETF’s net asset value.  The Fund will indirectly bear its proportionate share of any management fees and other operating expenses paid by ETFs in which it invests.  If such fees exceed 0.01%, the costs associated with such investments will be reflected under Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table(s) in its Fund Summary. Requirements of the federal securities laws may limit the Fund’s ability to invest in other investment companies, including ETFs. Investments in a pooled investment vehicle will be included in satisfying a Fund’s 80% Policy if the vehicle invests at least 80% of its net assets in the types of investments included in the Fund’s 80% Policy.

Foreign Investments.  The Nasdaq 100® Index Portfolio and the EAFE International Index Portfolio may engage in foreign investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Trading in certain foreign markets is also subject to liquidity risk.

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country against a particular country or countries, organizations, entities and/or individuals, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs.  If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or

CVT Index Portfolios33Prospectus dated May 1, 2025

businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance.  In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree.  Events such as these and their impact on the Fund are difficult to predict.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States.

The Fund needs a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund's ability to continue to invest directly is subject to the risk that the license may be terminated or suspended.  In some circumstances, the receipt of a non-U.S. license by one of CRM's clients may prevent the Fund from obtaining a similar license. In addition, certain activities could cause the suspension or revocation of the Fund's license.

Political events in foreign countries may cause market disruptions.  For example, the United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”). Market uncertainty remains regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are not yet fully known.  If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts (“ADRs”), to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as ADRs and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid.  Unless otherwise stated in the Fund Summaries, such investments are not subject to any stated limitation on investing in foreign securities.

Fixed-Income Securities and Other Debt Instruments.   Investment Grade Bond Index Portfolio invests in fixed-income securities and other debt instruments. Fixed-income securities and other debt instruments include all types of fixed and floating-rate bonds and notes, such as convertible securities and other hybrid securities (other than preferred stock); corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including “indexed” securities; loans; loan participations and assignments; delayed funding loans and revolving credit facilities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks and other debt instruments. Fixed-income securities and other debt instruments are issued by: foreign governments or their subdivisions, agencies and government-sponsored enterprises; sovereign entities; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and foreign corporations.  Fixed-income securities and other debt instruments include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), which are debt obligations that are issued at a

CVT Index Portfolios34Prospectus dated May 1, 2025

significant discount from face value, and securities purchased on a forward commitment or when-issued basis. While zero coupon bonds do not make periodic payments of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.  The market price of a fixed-income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, rising inflation, or decreased liquidity due to, for example, market uncertainty about the value of a fixed-income investment (or class of fixed income investments).

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Fund obligations created pursuant to derivative instruments may give rise to leverage, which may subject the Fund to heightened risk of loss.  The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument.  Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”). The Fund may engage in derivative transactions (including covered call options and secured put options in addition to futures) to maintain liquidity to meet shareholder redemptions, to minimize trading costs, to hedge against fluctuations in securities prices (interest rates for Investment Grade Bond Index Portfolio) or currency exchange rates, or to manage cash positions consistent with the Fund's investment strategy.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks.  Certain derivatives may also be subject to credit risk and interest rate risk.  In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions.  In particular, the Dodd-Frank Act and related regulations require most derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that impact derivatives markets. The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund's net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund's net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset segregation requirements under Section 18 of the

CVT Index Portfolios35Prospectus dated May 1, 2025

1940 Act.  The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot fully predict the effects of any governmental regulation of the derivatives markets, and there can be no assurance that any government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s). Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, a Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may impact a Fund’s credit and counterparty risks.

Options.  Options may be traded on an exchange and OTC. By buying a put option on a particular instrument, the Fund acquires a right to sell the underlying instrument at the exercise price.  By buying a put option on an index, the Fund acquires a right to receive the cash difference between the strike price of the option and the index price at expiration. A purchased put position also typically can be sold at any time by selling at prevailing market prices.  Purchased put options generally are expected to limit the Fund's risk of loss through a decline in the market value of the underlying security or index until the put option expires.  When buying a put option, the Fund pays a premium to the seller of the option.  If the price of the underlying security or index is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.

The Fund may also write (i.e., sell) put options. The Fund will receive a premium for selling a put option, which may increase the Fund's return. In selling a put option on a security, the Fund has the obligation to buy the security at an agreed upon price if the price of such instrument decreases below the exercise price.  By selling a put option on an index, the Fund has an obligation to make a payment to the buyer to the extent that the value of the index decreases below the exercise price as of the option valuation date.  If the value of the underlying security or index on the option’s expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

The Fund may purchase call options.  By purchasing a call option on a security, the Fund has the right to buy the security at the option’s exercise price.  By buying a call option on an index, the Fund acquires the right to receive the cash difference between the market price of the index and strike price at expiration.  Call options typically can be exercised any time prior to option maturity or, sold at the prevailing market price.

The Fund may also write (i.e., sell) a call option on a security or index in return for a premium.  A call written on a security obligates the Fund to deliver the underlying security at the option exercise price.  Written index call options obligate the Fund to make a cash payment to the buyer at expiration if the market price of the index is above the option strike price. Calls typically can also be bought back by the Fund at prevailing market prices and the Fund also may enter into closing purchase transactions with respect to written call options. The Fund may write call options on securities that it owns (so-called covered calls).

The Fund’s options positions are marked to market daily.  The value of options is affected by changes in the value and dividend rates of their underlying instruments, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.  The hours of trading for options may not conform to the hours during which the underlying instruments are traded.  To the extent that the options markets close before markets for the underlying instruments, significant price and rate movements can take place in the markets that would not be reflected concurrently in the options markets.

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The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  As the seller of a covered call option or an index call option, the Fund may forego, during the option’s life, the opportunity to profit from increases in the market value of the underlying instrument covering the call option above the sum of the premium received by the Fund and the exercise price of the call.  The Fund also retains the risk of loss, minus the option premium received, should the price of the underlying instrument decline.

Participants in OTC markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. OTC option contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC options becomes restricted. The ability of the Fund to transact business with any one or a number of counterparties may increase the potential for losses to the Fund, due to the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement of the options.

Futures Contracts. Futures are standardized, exchange-traded contracts. Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price. An index futures contract obligates the purchaser to take, and a seller to deliver, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided.  An option on a futures contract gives the holder the right to enter into a specified futures contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate, or underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

If the income from the securities purchased with funds received from leverage is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Fund's shareholders as dividends and other distributions will be reduced. In the latter case, the investment adviser in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate.

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Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets.  These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments.  These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments.  Illiquid investments mean any investments that the Fund’s investment adviser and/or sub-adviser, as applicable, reasonably expect cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars.  A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Costs are incurred in connection with conversions between currencies.

The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, “Currency Instruments”) to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Smaller Companies.  S&P MidCap 400®, Russell 2000® Small Cap and EAFE International Index Portfolios may invest in securities of smaller companies.  Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies.  Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies.  Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Issuer Non-Diversification.  Nasdaq 100® Index Portfolio is a “non-diversified” fund.  A  “non-diversified” fund can invest more of its assets in a smaller number of issuers than diversified funds. Focusing investments in a smaller number of issuers could result in greater potential losses than for funds investing in a broader variety of issuers, and the value of a non-diversified fund's shares may be more volatile than the values of shares of more diversified funds.  However, the Fund intends to qualify as a regulated investment company under the Code. This requires the Fund to limit its investments so that, at the end of each fiscal quarter, at least 50% of the Fund’s total assets are invested in (i) cash and cash items, U.S. Government securities and securities of other regulated investment companies, and (ii) single issuers that are less than 5% of the total assets of the Fund and not more than 10% of the outstanding voting shares of the issuer.  In addition, at the end of each fiscal quarter, not more than 25% of the value of the Fund’s total assets can be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

Asset-Backed Securities.  Investment Grade Bond Index Portfolio may invest in Asset-Backed Securities.  Asset-backed securities represent interests in a pool of assets other than mortgages, such as home equity loans, automobile receivables or credit card receivables.  Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years.  However, almost any type of fixed-income asset (including other fixed-income securities) may be used to create an asset-backed security.  Asset-backed securities may take the form of commercial paper, notes

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or pass-through certificates.  A structured asset-backed security is a multiclass instrument that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans.

Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities.  Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities, which increases the risk of depreciation due to future increases in market interest rates.  In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.  Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under U.S. federal and state law.  The value of asset-backed securities may be affected by the factors described above and other factors, such as interest rate risk, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral.  The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations.  Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value. If a structured asset-backed security is subordinated to other classes backed by the same pool of collateral, the likelihood that it will make payments of principal may be substantially limited.

Commercial Mortgage-Backed Securities.  Investment Grade Bond Index Portfolio may invest in commercial mortgage-backed securities.  Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as loans for hotels, shopping centers, office buildings and apartment buildings.  Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments.

CMBS are subject to the risks described under “Asset-Backed Securities” above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans and are therefore different from the risks of other types of mortgage-backed securities. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities.

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space, maintenance or tenant improvement costs, and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

Mortgage-Backed Securities (“MBS”).  Investment Grade Bond Index Portfolio may invest in MBS.  MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, real estate mortgage investment conduits (“REMICs”) and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors.

MBS issued by non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of

CVT Index Portfolios39Prospectus dated May 1, 2025

interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee.  Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, the risk of prepayment may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature.

CMOs are subject to the same types of risks affecting MBS as described above. CMOs with complex or highly variable prepayment terms generally entail greater market and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited. The structure of certain CMO interests held by the Fund may cause the Fund to be paid interest and/or principal on its investment only after holders of other interests in that particular CMO have received the full repayment of principal or interest on their investments.

Credit Risk.  Investments in debt instruments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  See “Lower Rated Investments.” The Fund is also exposed to credit risk when it engages in certain types of derivatives transactions and when it engages in transactions that expose the Fund to counterparty risk.  See “Derivatives.”

In evaluating the quality of a particular instrument, the investment adviser (or sub-adviser, if applicable) may take into consideration, among other things, a credit rating assigned by a credit rating agency, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Credit rating agencies are private services that provide ratings of the credit quality of certain investments. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating. As such, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.

For purposes of determining compliance with the Fund’s credit quality restrictions, if any, the Fund’s investment adviser (or sub-adviser, if applicable) relies primarily on the ratings assigned by credit rating agencies but may, in the case of unrated instruments, perform its own credit and investment analysis to determine an instrument’s credit quality.  A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations. If an instrument is rated differently by two rating agencies, the lowest rating will be used for any Fund rating restrictions.

Duration.   Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures.  As the value of a security changes over time, so will its duration.  Various techniques may be used to shorten or lengthen Fund duration.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will

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be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested.  Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund's investments.

Benchmark Reference Rates Risk. Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates.

For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts. As a result, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Lower Rated Investments.  Investments in obligations rated below investment grade and comparable unrated securities (sometimes referred to as “junk”) generally entail greater economic, credit and liquidity risks than investment grade securities.  Lower rated investments are speculative because of increased credit risk relative to other fixed income investments.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments. Lower rated investments are considered primarily speculative with respect to the issuer’s capacity to pay interest and repay principal.

Because of the greater number of investment considerations involved in investing in investments that receive lower ratings, investing in lower rated investments depends more on the investment adviser’s judgment and analytical abilities than may be the case for investing in investments with higher ratings.  While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through, among other things, active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that the investment adviser will be successful in doing so.

U.S. Treasury and Government Securities.  U.S. Treasury securities (“Treasury Securities”) include U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance.  U.S. Government agency securities (“Agency Securities”) include obligations issued or guaranteed by U.S. Government agencies or instrumentalities and government-sponsored enterprises.  Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency, instrumentality or enterprise.

Government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Deposit Insurance Corporation (“FDIC”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government.  Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly

CVT Index Portfolios41Prospectus dated May 1, 2025

exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.  The interest from U.S. government securities generally is not subject to state and local taxation. Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively.

Because of their high credit quality and market liquidity, U.S. Treasury and Agency Securities generally provide a lower current return than obligations of other issuers.  While the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. Government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. Government, would have a negative impact on the Fund’s investments in U.S. government securities.

Focused Investment Risk. To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, currency, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund will be subject to greater risk than a fund that invests in a more diverse investment portfolio. Similarly, to the extent the Fund holds investments with closely correlated market prices, it will be subject to greater risk than a fund with investments that are not as closely correlated. Changes in the value of a single security or issuer or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

A fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a fund that invests in the securities of a larger number of issuers. Companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react similarly to specific economic, market, political or other developments.

Similarly, funds having a significant portion of their assets in investments tied economically to a particular geographic region, country, or market (e.g., emerging markets) or to sectors within a region, country, or market have more exposure to regional and country economic risks than do funds whose investments are more geographically diverse. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political, or other developments.

Sector Risk.  Because the Fund may, under certain market conditions, invest a significant portion of its assets in one or more sectors, the value of Fund shares may be affected by the economic, political, social, financial, business, and other conditions or events that adversely affect a particular sector.  The Fund’s NAV may be more volatile than that of a fund that invests more broadly.

Geographic Risk.  Because EAFE International Index Portfolio may invest significantly in a particular geographic region, country, or group of countries, the value of Fund shares may be affected by the economic, political, social, or other conditions that affect that region, country, or group of countries. The Fund’s NAV may be more volatile than that of a fund that invests more broadly.

Financials Sector Risk.  To the extent EAFE International Index Portfolio invests a substantial portion of its assets in the financials sector, factors that have an adverse impact on this sector may have a disproportionate impact on the Fund’s performance. The financials sector can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit.  Companies in the financials sector may be subject to extensive government regulations that affect the scope of their activities, the prices they can charge for products and services, and the amount of capital they must maintain. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the financials sector. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. In addition, adverse developments that affect financial institutions or the financials sector generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Fund, or issuers in which the Fund invests. The Fund and issuers in which it invests may not be able to identify all potential solvency or stress concerns with

CVT Index Portfolios42Prospectus dated May 1, 2025

respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.

Industrials Sector Risk.  To the extent S&P MidCap 400® Index Portfolio invests a substantial portion of its assets in the industrials sector, factors that have an adverse impact on this sector may have a disproportionate impact on the Fund's performance. The industrials sector can be affected by government regulation, world events, commodity prices, exchange rates and economic conditions, and liabilities for environmental damage, product liability claims, and general civil liabilities. Companies in the industrials sector may also be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of industrial sector companies may face obsolescence due to rapid technological developments and frequent new product introduction.

Information Technology Sector Risk. If S&P 500® Index and Nasdaq 100® Index Portfolio concentrate investments in the information technology sector, the value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, competition for the services of qualified personnel and government regulation. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction and unpredictable changes in growth rates. Companies in the information technology sector also can be heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies. As a result, the value of shares may fluctuate more than that of a fund that does not concentrate in companies in the information technology sector.

Cash and Money Market Instruments; Temporary Defensive Positions.  The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated or unaffiliated investment company that invests in such instruments.  During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks.  Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.  The Fund may engage in securities lending to generate income.  Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Restricted Securities.  Securities held by the Fund may be legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, securities eligible for resale pursuant to Rule 144A thereunder, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S thereunder.  Restricted securities may not be listed on an exchange and may have no active trading market.  The Fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities.  The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.  In addition, if the investment adviser and/or sub-adviser, if applicable, receives non-public information about the issuer, the Fund may as a result be unable to sell the securities.

CVT Index Portfolios43Prospectus dated May 1, 2025

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. It may be difficult to sell restricted securities at a price representing fair value until such time as the securities may be sold publicly.  Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser and/or sub-adviser, if applicable, believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  Holdings of restricted securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.

Real Estate Investments. Companies primarily engaged in the real estate industry and other real estate-related investments may include publicly traded real estate investment trusts (“REITs”) or real estate operating companies that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as lodging operators, brokers, property management companies, building supply manufacturers, mortgage lenders, or mortgage servicing companies. REITs may be small to medium-sized companies, and may include equity REITs and mortgage REITs. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are pooled investment vehicles that have expenses of their own, so the Fund will indirectly bear its proportionate share of those expenses. The Fund will not own real estate directly.

Real estate investments are subject to special risks including changes in real estate values; property taxes; interest rates; cash flow of underlying real estate assets; occupancy rates; government regulations affecting zoning, land use, and rents; the management skill and creditworthiness of the issuer; local, state, national or international economic conditions and real estate market conditions (such as oversupply of real estate for rent or sale or vacancies, potentially for extended periods); reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses; and default risk and credit quality of tenants and borrowers.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.  Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements), and values.

Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversiﬁed. Equity and mortgage REITs are also subject to heavy cash ﬂow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks.

REITs may issue debt securities to fund their activities.  The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Borrowing.   The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the 1940 Act.  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings).  The Fund will not purchase additional investments while outstanding borrowings exceed 5% of the value of its total assets.

In addition, the Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

CVT Index Portfolios44Prospectus dated May 1, 2025

Cybersecurity Risk.  With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.  The Fund and its shareholders could be negatively impacted as a result.

Large Transactions Risk.  The Fund may experience adverse effects when large shareholders, or a number of shareholders collectively purchase or redeem large amounts of shares of the Fund (“large shareholder transactions”). Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large shareholder transactions may also result in taxable income and/or gains for the Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged investment plans. To the extent that such transactions result in short-term capital gains, such gains when distributed by the Fund will generally be taxed at the ordinary income tax rate for individual shareholders who hold Fund shares in a taxable account.  In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. A number of circumstances may cause the Fund to experience large redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which the Fund invests; changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.

CVT Index Portfolios45Prospectus dated May 1, 2025

Geopolitical Risk.  The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one country, region, sector, industry or market or, with respect to one company, may adversely impact issuers in a different country, region, sector, industry or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war, banking or debt crises and downgrades, among others, may result in market volatility and may have short and/or long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, and/or exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Recent Market Conditions.  Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which each Fund invests.

Some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the United States and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the United States have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to each Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit each Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of each Fund and its investments or operations could be negatively impacted.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

CVT Index Portfolios46Prospectus dated May 1, 2025

General.  The Fund's 80% Policy will not be changed unless shareholders are given at least 60 days' advance written notice of the change.  Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval.  Shareholders will receive 60 days' advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI.  While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.   In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.  See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI. In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the investment adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Management and Organization

Management. Each Fund’s investment adviser is Calvert Research and Management (“CRM”).  CRM is an indirect wholly owned subsidiary of Morgan Stanley. CRM, a registered investment adviser, has offices at 2050 M Street NW, Washington, DC  20036.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.  As of March 31, 2025, Morgan Stanley’s asset management operations had aggregate assets under management or supervision of approximately $1.6 trillion.

Each Fund’s Form N-CSR filing covering the fiscal period ended June 30 provides information regarding the basis for the Directors’ approval of the investment advisory agreement and investment sub-advisory agreement.

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. CRM’s activities may include, direct dialogue with company management, proxy voting, and filing shareholder resolutions. CRM, or its agent, may initiate dialogue with management through phone calls, letters and in-person meetings to seek to learn about management’s successes and challenges and to press for improvement on issues of concern. As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with CRM’s Proxy Voting Policies and Procedures attached to the SAI. CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Pursuant to an investment sub-advisory agreement, as applicable, CRM has delegated the investment management of the Funds (with the exception of EAFE International Index Portfolio) to Ameritas Investment Partners, Inc. (“AIP”).  AIP, a registered investment adviser, has offices at 5945 R Street, Lincoln, NE 68505 and provides a broad range of investment services in a variety of asset classes. AIP is a wholly-owned subsidiary of Ameritas Holding Company (“AHC”), was organized in 1984 under the laws of the State of Nebraska. AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (“Ameritas”). Under the sub-advisory agreement, CRM pays AIP a portion of its fee for sub-advisory services provided to the Funds.

CVT Index Portfolios47Prospectus dated May 1, 2025

Under the investment advisory agreement with each Fund, CRM receives a monthly advisory fee rate as follows:

Advisory Fee
CVT S&P 500® Index Portfolio	0.18%
CVT S&P MidCap 400® Index Portfolio	0.20%
CVT Nasdaq 100® Index Portfolio	0.30%
CVT Russell 2000® Small Cap Index Portfolio	0.25%
CVT EAFE International Index Portfolio	0.30%
CVT Investment Grade Bond Index Portfolio	0.20%

Sub-advisory fees paid by CRM to a sub-adviser, if applicable, are reflected in the total advisory fees paid by the Fund to CRM.

CVT S&P 500® Index Portfolio, CVT S&P MidCap 400® Index Portfolio, CVT Nasdaq 100® Index Portfolio and CVT Russell 2000® Small Cap Index Portfolio.  For the fiscal year ended December 31, 2024, the effective annual rate of advisory fee paid to CRM was 0.18%, 0.20%, 0.30% and 0.25%, respectively, of average daily net assets of CVT S&P 500® Index Portfolio, CVT S&P MidCap 400® Index Portfolio, CVT Nasdaq 100® Index Portfolio and CVT Russell 2000® Small Cap Index Portfolio.

The portfolio manager of the Funds is Kevin L. Keene (since November 2008).  Mr. Keene has been a Portfolio Manager at AIP for more than five years.

CVT Investment Grade Bond Index Portfolio.  For the fiscal year ended December 31, 2024, the effective annual rate of advisory fee paid to CRM was 0.20% of average daily net assets.

The portfolio manager of the Fund is Jay Martin (since July 26, 2024). Mr. Martin is a Director of Investments at AIP and has been employed by AIP for more than five years.

CVT EAFE International Index Portfolio.  For the fiscal year ended December 31, 2024, the effective annual rate of advisory fee paid to CRM was 0.30% of average daily net assets.

The portfolio managers of the Fund are Jennifer Mihara (since July 1, 2024) and Gordon Wotherspoon (since July 1, 2024). Ms. Mihara is a Managing Director of Morgan Stanley, a Vice President of CRM and Managing Director, Head of Equity Fund Management at Parametric Portfolio Associates LLC (“Parametric”), an affiliate of CRM. Mr. Wotherspoon is a Managing Director of Morgan Stanley, a Vice President of CRM and Managing Director, Advisor Channel Portfolio Management at Parametric. Mr. Wotherspoon and Ms. Mihara have been employees of the Morgan Stanley organization for more than five years and currently manage other funds and portfolios.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

CRM serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, each Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets.  For the fiscal year ended December 31, 2024, the administrative fee paid to CRM by each Fund was 0.12% of average daily net assets.

Eaton Vance Management (“Eaton Vance”) provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Calvert Variable Trust, Inc., a Maryland corporation (“Corporation”).  Each Fund, except the S&P 500 Index® Portfolio, offers multiple classes of shares.  Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Directors, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

CVT Index Portfolios48Prospectus dated May 1, 2025

Valuing Shares

Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Each Fund is closed for business and will not issue a NAV on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On holidays or other days when the NYSE is closed, the NAV is generally not calculated and a Fund generally does not transact purchase or redemption requests.  However, on those days, the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.  In addition, trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its interests or transact purchase or redemption requests.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as its investment adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the investment adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the investment adviser in accordance with applicable fair value pricing policies and in accordance with applicable law. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. To the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to the investment adviser, as valuation designee, the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by a Fund for which market quotations are readily available are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices.  Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.  Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

Pursuant to the Procedures, if market quotations are not readily available (or otherwise not reliable) for a particular investment, the fair value of the investment will be determined by the investment adviser, as valuation designee. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As such, a Fund will use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region.  In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Board has approved the use of a fair value service that values such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments.  An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate a Fund’s NAV.  Because foreign investments held by a Fund, if any, may trade on days when Fund shares are not priced, the value of such investments, and thus the net asset value of a Fund's shares, can change on days when Fund shares cannot be redeemed or purchased.  CRM has established a Valuation Committee that oversees the valuation of investments.

Purchasing and Redeeming Shares

The Corporation has an underwriting agreement relating to each Fund with Eaton Vance Distributors, Inc. (“EVD”), One Post Office Square, Boston, MA 02109.  All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, qualified retirement and pension plans, and other eligible investors that are the record owner of the shares.  Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or

CVT Index Portfolios49Prospectus dated May 1, 2025

exchange interests in the Fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the Fund is made.  Holders of variable contracts and parties in qualified plans and certain eligible investments may not purchase shares directly from the Fund.  EVD intends to offer shares of the Fund continuously to separate accounts established by various insurance companies.  The underwriting agreement presently provides that EVD, through the Fund’s transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged.  The Fund does not issue share certificates.  EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order.  Orders for purchases or sales of shares of the Fund must be received by the participating insurance company or Qualified Plan sponsor, before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to receive that day’s net asset value.  No fee is charged to a separate account when it redeems Fund shares.

Each Fund currently does not foresee any disadvantages to policy owners arising out of the fact that the Fund may offer shares to separate accounts established by various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.  If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another series of the Corporation may be substituted.  This might force the Fund to sell portfolio securities at disadvantageous prices.  In addition, the Board may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.  Under unusual circumstances, the Corporation may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities laws.  The Board may suspend transactions in shares of the Fund when trading on the NYSE is closed or restricted, when an emergency exists that makes it impracticable for the Fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission (the “SEC”).  The Fund may discontinue offering shares at any time.  If the Fund is discontinued, any allocation by a separate account to the Fund will be allocated to another series of the Corporation that the Board believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the Investment Company Act of 1940, as amended, for the reasons discussed below.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to

CVT Index Portfolios50Prospectus dated May 1, 2025

engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser(s) and sub-adviser(s) are authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

Fund shares are generally held through separate accounts. The Funds are available as an investment option under a number of different variable insurance products and Qualified Plans. You should review the materials provided by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract and in the case of a Qualified Plan, plan documentation, for its policies regarding frequent, short-term trading.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”).  Under the Policy, the Board has delegated to Eaton Vance, acting in its capacity as the Fund’s sub-transfer agent, the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Calvert funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the Policy, “two round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund.  Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above.  Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases.  Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason.  In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Calvert fund has any arrangement to permit market timing.

The following Fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;

•transactions in shares of Calvert Ultra-Short Duration Income Fund; or

•investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•transactions made by model-based discretionary advisory accounts; or

•transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Policy.  Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or

CVT Index Portfolios51Prospectus dated May 1, 2025

excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified.  Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy.  Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Share Classes

Class F shares pay distribution fees of up to 0.25% of average daily net assets annually and shareholder servicing fees as discussed below.

Class I shares and shares of S&P 500® Index Portfolio are not subject to distribution fees and pay shareholder servicing fees as discussed below.

Payments to Financial Intermediaries. The principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Shareholder Servicing Fees. The Corporation has adopted a Shareholder Servicing Plan (“Servicing Plan”) for shares of each Fund.  The Servicing Plan allows the Corporation to enter into shareholder servicing agreements with insurance companies, investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders (“Service Organizations”) including Variable Contract owners or plan participants with interests in the Fund.  These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders.

Distribution Fees.  Class F shares have in effect a plan under Rule 12b-1 that allows a Fund to pay distribution fees for the sale and distribution of Class F shares (so-called “12b-1 fees”).  Class F shares pay distribution fees to the principal underwriter equal to 0.25% (in the case of Nasdaq 100® Index  Portfolio and Investment Grade Bond Index Portfolio) and 0.20% (in the case of S&P MidCap 400® Index Portfolio, Russell 2000® Small Cap Index Portfolio and EAFE International Index Portfolio) of average daily net assets annually.  After the sale of shares, the principal underwriter receives the distribution fees payable for those shares.  Thereafter insurance companies receive fees based on the value of shares held by such companies.  Because these fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Distribution fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.  The insurance companies through which investors hold shares of a Fund may also pay fees to third parties in connection with the sale of Variable Contracts and for services provided to Variable Contract owners.  Each Fund, the investment adviser, sub-adviser(s) or the principal underwriter is not a party to these arrangements.  Investors should consult the prospectus, prospectus summary or disclosure statement, and SAI for their Variable Contracts for a discussion of these payments.  If you participate through a Qualified Plan, you should consult your plan documentation or contact your plan administrator for more information.

Disclosure of Portfolio Holdings.  The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT. Each Fund’s Form N-CSR filings and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com).  Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates.

CVT Index Portfolios52Prospectus dated May 1, 2025

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser and sub-adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, as applicable (collectively, for purposes of this section, “Fund” or “Funds”).  These activities could cause Morgan Stanley to have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the investment adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the investment adviser and/or the investment adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be.

The conflicts summarized herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the investment adviser or its affiliates may have now or in the future. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI. Conflicts of interest not described below or in the SAI may also exist. References to the investment adviser in this section include the Fund’s affiliated sub-adviser (if any) unless otherwise noted.

Material Nonpublic and Other Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity, including for an extended period of time. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Fund with the benefit of the information held by such other areas. In other instances, Morgan Stanley personnel, including personnel of the investment adviser, will have access to information and personnel of its affiliates. In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser also may implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. Information sharing may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for the Fund in the absence of the sharing of information).  The investment adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser, sub-adviser  and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the investment adviser and one or more of the investment adviser’s investment adviser affiliates. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser or sub-adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the

CVT Index Portfolios53Prospectus dated May 1, 2025

investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser, Eaton Vance Distributors, Inc. (“EVD”) and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

Additional Tax Information

Each Fund expects to distribute any net investment income and net realized capital gains (if any) at least annually.  It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for a Fund to make a special income and/or capital gains distribution.  Both types of distributions will be made in additional shares of the applicable Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some withdrawals from such contracts may be taxable at ordinary income tax rates.  In addition, withdrawals before the contract holder attains the age of 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their own tax advisors for more information on their own tax situation, including the applicability of U.S. federal, state, local and other taxes, including non-U.S. taxes, to an investment in a Fund.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification and investor control requirements.  Each Fund intends to comply with these

CVT Index Portfolios54Prospectus dated May 1, 2025

requirements.  If a Fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each Fund intends to continue to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts.  If a Fund should fail to qualify as a regulated investment company in any year and such Fund were ineligible to or otherwise did not cure such failure for such year, such Fund would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and such Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for treatment as a regulated investment company. In addition, such Fund would be considered a single investment for purposes of the diversification requirements applicable to separate accounts underlying variable annuity and variable life insurance contracts referenced above, which generally would result in such contracts invested in the Fund not being treated as annuity, endowment or life insurance contracts under the Internal Revenue Code of 1986, as amended.  All income and gain accrued on any such contract for the current and all prior taxable years would be taxed currently to the contract holder at ordinary income tax rates, and the contract would remain subject to taxation at ordinary income tax rates thereafter, even if it became adequately diversified in the future.  For information concerning U.S. federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Disclaimers

CVT S&P 500® Index Portfolio and CVT S&P MidCap 400® Index Portfolio

The “S&P 500® Index” and “S&P MidCap 400® Index” are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and any Third Party Licensor, and has been licensed for use by Calvert Research and Management (the “Adviser”).  S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Third Party Licensor Trademarks are trademarks of any Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. It is not possible to invest directly in an index.  CVT S&P 500® Index Portfolio and CVT S&P MidCap 400® Index Portfolio are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or any Third Party Licensor.  Neither S&P Dow Jones Indices nor any Third Party Licensor make any representation or warranty, express or implied, to the owners of the CVT S&P 500® Index Portfolio and CVT S&P MidCap 400® Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in CVT S&P 500® Index Portfolio and CVT S&P MidCap 400® Index Portfolio particularly or the ability of the S&P 500® Index and S&P MidCap 400® Index to track general market performance.  Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ and any Third Party Licensor’s only relationship to the Adviser with respect to the S&P 500® Index and S&P MidCap 400® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500® Index and S&P MidCap 400® Index is determined, composed and calculated by S&P Dow Jones Indices or any Third Party Licensor without regard to the Adviser or CVT S&P 500® Index Portfolio and CVT S&P MidCap 400® Index Portfolio.  S&P Dow Jones Indices and any Third Party Licensor have no obligation to take the needs of the Adviser or the owners of CVT S&P 500® Index Portfolio and CVT S&P MidCap 400® Index Portfolio into consideration in determining, composing or calculating the S&P 500® Index and S&P MidCap 400® Index.  S&P Dow Jones Indices and any Third Party Licensor have no obligation or liability in connection with the administration, marketing or trading of CVT S&P 500® Index Portfolio and CVT S&P MidCap 400® Index Portfolio. There is no assurance that investment products based on the S&P 500® Index and S&P MidCap 400® Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor.  Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX AND S&P MIDCAP 400® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES AND ANY THIRD PARTY LICENSOR SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES AND ANY THIRD PARTY LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE

CVT Index Portfolios55Prospectus dated May 1, 2025

OBTAINED BY THE ADVISER, OWNERS OF CVT S&P 500® INDEX PORTFOLIO AND CVT S&P MIDCAP 400® INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX AND S&P MIDCAP 400® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR ANY THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

CVT Nasdaq 100® Index Portfolio

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the “Corporations”) and are licensed for use by The Union Central Life Insurance Company. The product(s) have not been passed on by the Corporations as to their legality or suitability.  The product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

CVT Russell 2000® Small Cap Index Portfolio

The CVT Russell 2000® Small Cap Index Portfolio (the “CVT Russell 2000® Small Cap Index Portfolio”) has been developed solely by Calvert Research and Management (the “Adviser”). The CVT Russell 2000® Small Cap Index Portfolio is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell® is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index.  Russell 2000® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the CVT Russell 2000® Small Cap Index Portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the CVT Russell 2000® Small Cap Index Portfolio or the suitability of the Index for the purpose to which it is being put by the Adviser.

CVT EAFE International Index Portfolio

The CVT EAFE International Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Calvert Variable Products, Inc. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of this Portfolio or any other person or entity regarding the advisability of investing in portfolios generally or in this Portfolio particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to this Portfolio or the issuer or owners of this portfolio or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of this Portfolio or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the prices or quantities of shares of this Portfolio to be issued or in the determination or calculation of the equation by or the consideration into which this portfolio is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of this Portfolio or any other person or entity in connection with the administration, marketing or offering of this Portfolio. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Portfolio, owners of the Portfolio, or any other person or entity, from the use of any MSCI index or any data included therein.

CVT Index Portfolios56Prospectus dated May 1, 2025

None of the MSCI parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI parties makes any express or implied warranties of any kind, and the MSCI parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of shares of this Portfolio, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Portfolio without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

CVT Investment Grade Bond Index Portfolio

“BLOOMBERG®” is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the “Bloomberg U.S. Aggregate Bond Index.”

Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of CVT Investment Grade Bond Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in CVT Investment Grade Bond Index Portfolio. The Bloomberg U.S. Aggregate Bond Index is licensed for use by Calvert Research and Management (the “Adviser”) and Eaton Vance Distributors, Inc. (the “principal underwriter”) as the Issuer of CVT Investment Grade Bond Index Portfolio. The only relationship of Bloomberg and Barclays with the Issuer in respect of Bloomberg U.S. Aggregate Bond Index is the licensing of the Bloomberg U.S. Aggregate Bond Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the CVT Investment Grade Bond Index Portfolio or the owners of the CVT Investment Grade Bond Index Portfolio.

Additionally, the Adviser and the principal underwriter of CVT Investment Grade Bond Index Portfolio may for itself execute transaction(s) with Barclays in or relating to the Bloomberg U.S. Aggregate Bond Index in connection with CVT Investment Grade Bond Index Portfolio. Investors acquire CVT Investment Grade Bond Index Portfolio from the Adviser and the principal underwriter and investors neither acquire any interest in Bloomberg U.S. Aggregate Bond Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in CVT Investment Grade Bond Index Portfolio. The CVT Investment Grade Bond Index Portfolio are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the CVT Investment Grade Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Bloomberg U.S. Aggregate Bond Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the CVT Investment Grade Bond Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the CVT Investment Grade Bond Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the CVT Investment Grade Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Bond Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the CVT Investment Grade Bond Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the CVT Investment Grade Bond Index Portfolio, investors or other third parties. In addition, the licensing agreement between the Adviser and Bloomberg is solely for the benefit of the Adviser and Bloomberg and not for the benefit of the owners of the CVT Investment Grade Bond Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE BOND

CVT Index Portfolios57Prospectus dated May 1, 2025

INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CVT INVESTMENT GRADE BOND INDEX PORTFOLIO.

CVT Index Portfolios58Prospectus dated May 1, 2025

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except that information for the year ended December 31, 2020 was audited by another independent registered public accounting firm.  The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated by reference in the Fund’s SAI and included in the Fund’s Form N-CSR filing, which is available upon request.

	CVT S&P 500® Index Portfolio
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value - Beginning of year	$172.99	$146.75	$200.13	$165.98	$147.79
Income (Loss) From Operations
Net investment income(1)	$2.27	$2.28	$2.28	$2.08	$2.31
Net realized and unrealized gain (loss)	40.10	34.75	(40.18)	43.96	23.51
Total income (loss) from operations	$42.37	$37.03	$(37.90)	$46.04	$25.82
Less Distributions
From net investment income	$(2.48)	$(2.30)	$(2.16)	$(2.56)	$(2.57)
From net realized gain	(11.16)	(8.49)	(13.32)	(9.33)	(5.06)
Total distributions	$(13.64)	$(10.79)	$(15.48)	$(11.89)	$(7.63)
Net asset value – End of year	$201.72	$172.99	$146.75	$200.13	$165.98
Total Return(2)	24.63%	25.92%	(18.34)%	28.42%	18.11%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$516,945	$465,140	$413,450	$548,731	$480,052
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.43%	0.44%	0.43%	0.43%	0.43%
Net expenses	0.28%(4)	0.28%(4)	0.28%(4)	0.28%	0.28%
Net investment income	1.17%	1.41%	1.35%	1.11%	1.58%
Portfolio Turnover	5%	6%	6%	6%	10%

(See related footnotes.)

CVT Index Portfolios59Prospectus dated May 1, 2025

Financial Highlights (continued)

	CVT S&P MidCap 400® Index Portfolio
	Year Ended December 31,
	2024		2023		2022		2021		2020
	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I
Net asset value - Beginning of year	$119.33	$119.60	$109.04	$109.06	$144.73	$144.47	$121.01	$120.57	$112.35	$111.74
Income (Loss) From Operations
Net investment income(1)	$1.37	$1.63	$1.46	$1.68	$1.51	$1.75	$1.20	$1.47	$1.22	$1.42
Net realized and unrealized gain (loss)	14.47	14.51	15.14	15.17	(22.29)	(22.25)	27.76	27.67	12.51	12.48
Total income (loss) from operations	$15.84	$16.14	$16.60	$16.85	$(20.78)	$(20.50)	$28.96	$29.14	$13.73	$13.90
Less Distributions
From net investment income	$(1.58)	$(1.58)	$(1.44)	$(1.44)	$(1.21)	$(1.21)	$(1.19)	$(1.19)	$(1.29)	$(1.29)
From net realized gain	(5.70)	(5.70)	(4.87)	(4.87)	(13.70)	(13.70)	(4.05)	(4.05)	(3.78)	(3.78)
Total distributions	$(7.28)	$(7.28)	$(6.31)	$(6.31)	$(14.91)	$(14.91)	$(5.24)	$(5.24)	$(5.07)	$(5.07)
Net asset value – End of year	$127.89	$128.46	$119.33	$119.60	$109.04	$109.06	$144.73	$144.47	$121.01	$120.57
Total Return(2)	13.29%	13.52%	15.89%	16.12%	(13.51)%	(13.33)%	24.17%	24.41%	13.10%	13.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$397,906	$208,684	$369,451	$208,057	$325,916	$227,923	$387,895	$293,422	$324,976	$259,042
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.64%	0.44%	0.65%	0.45%	0.64%	0.44%	0.63%	0.43%	0.65%	0.45%
Net expenses	0.53%(4)	0.33%(4)	0.53%(4)	0.33%(4)	0.53%(4)	0.33%(4)	0.53%	0.33%	0.53%	0.33%
Net investment income	1.08%	1.27%	1.28%	1.47%	1.22%	1.41%	0.86%	1.06%	1.20%	1.40%
Portfolio Turnover	16%	16%	20%	20%	12%	12%	15%	15%	20%	20%

(See related footnotes.)

CVT Index Portfolios60Prospectus dated May 1, 2025

Financial Highlights (continued)

	CVT Nasdaq 100® Index Portfolio
	Year Ended December 31,
	2024		2023		2022		2021		2020
	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I
Net asset value - Beginning of year	$139.66	$143.17	$90.97	$93.02	$144.01	$146.70	$120.85	$122.67	$85.03	$86.05
Income (Loss) From Operations
Net investment income (loss)(1)	$0.34	$0.75	$0.39	$0.68	$0.23	$0.50	$(0.07)	$0.27	$0.16	$0.42
Net realized and unrealized gain (loss)	34.00	34.91	48.71	49.88	(47.57)	(48.48)	31.32	31.85	39.94	40.48
Total income (loss) from operations	$34.34	$35.66	$49.10	$50.56	$(47.34)	$(47.98)	$31.25	$32.12	$40.10	$40.90
Less Distributions
From net investment income	$(0.56)	$(0.56)	$(0.41)	$(0.41)	$(0.21)	$(0.21)	$(0.39)	$(0.39)	$(0.49)	$(0.49)
From net realized gain	(10.93)	(10.93)	—	—	(5.49)	(5.49)	(7.70)	(7.70)	(3.79)	(3.79)
Total distributions	$(11.49)	$(11.49)	$(0.41)	$(0.41)	$(5.70)	$(5.70)	$(8.09)	$(8.09)	$(4.28)	$(4.28)
Net asset value – End of year	$162.51	$167.34	$139.66	$143.17	$90.97	$93.02	$144.01	$146.70	$120.85	$122.67
Total Return(2)	24.89%	25.20%	54.02%	54.40%	(32.81)%	(32.64)%	26.55%	26.87%	47.86%	48.22%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$203,621	$313,760	$109,905	$268,239	$51,262	$184,733	$52,753	$287,931	$23,099	$237,710
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.83%	0.58%	0.85%	0.60%	0.85%	0.60%	0.84%	0.59%	0.85%	0.60%
Net expenses	0.73%(4)	0.48%(4)	0.73%(4)	0.48%(4)	0.73%(4)	0.48%(4)	0.73%	0.48%	0.73%	0.48%
Net investment income (loss)	0.22%	0.47%	0.32%	0.56%	0.21%	0.44%	(0.05)%	0.20%	0.16%	0.42%
Portfolio Turnover	10%	10%	21%	21%	7%	7%	8%	8%	12%	12%

(See related footnotes.)

CVT Index Portfolios61Prospectus dated May 1, 2025

Financial Highlights (continued)

	CVT Russell 2000® Small Cap Index Portfolio
	Year Ended December 31,
	2024		2023		2022		2021		2020
	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I
Net asset value - Beginning of year	$78.86	$79.76	$68.45	$69.08	$98.73	$99.34	$89.56	$89.92	$80.67	$80.81
Income (Loss) From Operations
Net investment income(1)	$0.93	$1.11	$0.94	$1.10	$0.82	$0.97	$0.62	$0.82	$0.64	$0.79
Net realized and unrealized gain (loss)	7.71	7.81	10.16	10.27	(21.66)	(21.79)	12.17	12.22	13.64	13.71
Total income (loss) from operations	$8.64	$8.92	$11.10	$11.37	$(20.84)	$(20.82)	$12.79	$13.04	$14.28	$14.50
Less Distributions
From net investment income	$(1.06)	$(1.06)	$(0.65)	$(0.65)	$(0.70)	$(0.70)	$(0.77)	$(0.77)	$(0.82)	$(0.82)
From net realized gain	(1.72)	(1.72)	(0.04)	(0.04)	(8.74)	(8.74)	(2.85)	(2.85)	(4.57)	(4.57)
Total distributions	$(2.78)	$(2.78)	$(0.69)	$(0.69)	$(9.44)	$(9.44)	$(3.62)	$(3.62)	$(5.39)	$(5.39)
Net asset value – End of year	$84.72	$85.90	$78.86	$79.76	$68.45	$69.08	$98.73	$99.34	$89.56	$89.92
Total Return(2)	11.00%	11.23%	16.36%	16.60%	(20.67)%	(20.52)%	14.30%	14.53%	19.40%	19.64%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$83,340	$205,627	$69,620	$197,464	$54,524	$139,281	$64,047	$183,595	$49,261	$168,541
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.75%	0.55%	0.78%	0.58%	0.77%	0.57%	0.77%	0.57%	0.79%	0.59%
Net expenses	0.59%(5)	0.39%(5)	0.58%(5)	0.38%(5)	0.59%(5)	0.39%(5)	0.59%	0.39%	0.59%	0.39%
Net investment income	1.13%	1.32%	1.31%	1.52%	1.01%	1.19%	0.62%	0.81%	0.88%	1.08%
Portfolio Turnover	20%	20%	15%	15%	15%	15%	19%	19%	16%	16%

(See related footnotes.)

CVT Index Portfolios62Prospectus dated May 1, 2025

Financial Highlights (continued)

	CVT EAFE International Index Portfolio
	Year Ended December 31,
	2024		2023		2022		2021		2020
	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I
Net asset value - Beginning of year	$94.60	$95.39	$83.04	$83.54	$101.73	$102.12	$93.60	$93.77	$90.04	$90.02
Income (Loss) From Operations
Net investment income(1)	$2.18	$2.43	$2.11	$2.32	$2.13	$2.38	$2.32	$2.53	$1.49	$1.69
Net realized and unrealized gain (loss)	0.79	0.75	12.19	12.27	(17.70)	(17.84)	7.62	7.63	4.90	4.89
Total income (loss) from operations	$2.97	$3.18	$14.30	$14.59	$(15.57)	$(15.46)	$9.94	$10.16	$6.39	$6.58
Less Distributions
From net investment income	$(2.72)	$(2.72)	$(2.74)	$(2.74)	$(3.12)	$(3.12)	$(1.81)	$(1.81)	$(2.83)	$(2.83)
Total distributions	$(2.72)	$(2.72)	$(2.74)	$(2.74)	$(3.12)	$(3.12)	$(1.81)	$(1.81)	$(2.83)	$(2.83)
Net asset value - End of year	$94.85	$95.85	$94.60	$95.39	$83.04	$83.54	$101.73	$102.12	$93.60	$93.77
Total Return(2)	2.95%	3.14%	17.53%	17.77%	(14.75)%	(14.58)%	10.66%	10.88%	7.56%	7.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$67,980	$90,312	$50,558	$89,331	$31,849	$82,015	$29,363	$105,721	$18,951	$105,165
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.87%	0.67%	0.91%	0.71%	0.92%	0.72%	0.84%	0.64%	0.94%	0.74%
Net expenses	0.68%(4)	0.48%(4)	0.68%(4)	0.48%(4)	0.68%(4)	0.48%(4)	0.68%	0.48%	0.68%	0.48%
Net investment income	2.19%	2.43%	2.35%	2.56%	2.48%	2.74%	2.31%	2.51%	1.80%	2.05%
Portfolio Turnover	9%	9%	7%	7%	11%	11%	8%	8%	9%	9%

(See related footnotes.)

CVT Index Portfolios63Prospectus dated May 1, 2025

Financial Highlights (continued)

	CVT Investment Grade Bond Index Portfolio
	Year Ended December 31,
	2024		2023		2022		2021		2020
	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I	Class F	Class I
Net asset value - Beginning of year	$47.25	$48.44	$46.23	$47.25	$54.61	$55.64	$57.17	$58.07	$54.97	$55.68
Income (Loss) From Operations
Net investment income(1)	$1.26	$1.42	$1.17	$1.32	$1.04	$1.19	$0.98	$1.14	$1.15	$1.34
Net realized and unrealized gain (loss)	(0.87)	(0.90)	1.16	1.18	(8.03)	(8.19)	(2.17)	(2.20)	2.74	2.74
Total income (loss) from operations	$0.39	$0.52	$2.33	$2.50	$(6.99)	$(7.00)	$(1.19)	$(1.06)	$3.89	$4.08
Less Distributions
From net investment income	$(1.39)	$(1.39)	$(1.31)	$(1.31)	$(1.39)	$(1.39)	$(1.37)	$(1.37)	$(1.69)	$(1.69)
Total distributions	$(1.39)	$(1.39)	$(1.31)	$(1.31)	$(1.39)	$(1.39)	$(1.37)	$(1.37)	$(1.69)	$(1.69)
Net asset value –End of year	$46.25	$47.57	$47.25	$48.44	$46.23	$47.25	$54.61	$55.64	$57.17	$58.07
Total Return(2)	0.78%	1.03%	5.22%	5.47%	(12.75)%	(12.53)%	(2.08)%	(1.82)%	7.09%	7.34%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,982	$106,370	$5,640	$113,389	$4,970	$110,980	$5,413	$145,323	$3,966	$144,073
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.74%	0.49%	0.74%	0.49%	0.73%	0.48%	0.71%	0.46%	0.72%	0.47%
Net expenses	0.57%(4)	0.32%(4)	0.57%(4)	0.32%(4)	0.57%(4)	0.32%(4)	0.57%	0.32%	0.57%	0.32%
Net investment income	2.68%	2.93%	2.51%	2.76%	2.11%	2.35%	1.75%	2.00%	2.00%	2.30%
Portfolio Turnover	11%	11%	11%	11%	6%	6%	15%	15%	23%	23%

(1)Computed using average shares outstanding.

(2)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies.  If included, total return would be lower.

(3)Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable.  Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (equal to less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022, respectively).

(5)Includes a reduction by the adviser of a portion of its investment advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (equal to less than 0.005%, less than 0.01% and less than 0.01% of average daily net assets for the years ended December 31, 2024, 2023 and 2022, respectively).

CVT Index Portfolios64Prospectus dated May 1, 2025

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s investments is available in each Fund’s annual and semi-annual reports (collectively, the “reports”) to shareholders and in Form N-CSR.  In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its past fiscal year.  In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.  You may obtain free copies of the Statement of Additional Information and the reports on Calvert’s website at www.calvert.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
One Post Office Square
Boston, MA  02109
1-800-368-2745
website: www.calvert.com

Information about each Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Other information, including financial statements, is available on the Fund’s website (http://www.calvert.com/variable-portfolio-documents), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive all future Fund shareholder reports and other communications from the Fund electronically free of charge at any time. Instructions for requesting electronic copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

The Funds' Investment Company Act No. is 811-04000.
24157 5.1.25	© 2025 Calvert Research and Management

Printed on recycled paper.

CVT Volatility Managed Moderate Portfolio

Class F Shares

CVT Volatility Managed Moderate Growth Portfolio

Class F Shares

CVT Volatility Managed Growth Portfolio

Class F Shares

Prospectus Dated
May 1, 2025

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Fund Summaries	3
CVT Volatility Managed Moderate Portfolio	3
CVT Volatility Managed Moderate Growth Portfolio	10
CVT Volatility Managed Growth Portfolio	17
Important Information Regarding Fund Shares	24
Investment Objectives & Principal Policies and Risks	25
Management and Organization	38
Valuing Shares	39
Purchasing and Redeeming Shares	40
Potential Conflicts of Interest	43
Additional Tax Information	44
Financial Highlights	46
CVT Volatility Managed Moderate Portfolio	46
CVT Volatility Managed Moderate Growth Portfolio	47
CVT Volatility Managed Growth Portfolio	48

CVT Volatility Managed Funds2Prospectus dated May 1, 2025

Fund Summaries

CVT Volatility Managed Moderate Portfolio

Investment Objective

CVT Volatility Managed Moderate Portfolio (the “Fund”) pursues current income and modest growth potential consistent with the preservation of capital, while seeking to manage overall portfolio volatility.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class F
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class F
Management Fees	0.52%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	1.01%
Expense Reimbursement(1)	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.88%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.81%.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.  Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class F shares	$90	$309	$545	$1,224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

CVT Volatility Managed Funds3Prospectus dated May 1, 2025

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Fund that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose shares are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Fund seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Fund’s sub-advisers, is responsible for selecting the ETFs in which the Fund invests. Parametric Portfolio Associates LLC (“Parametric”), the Fund’s other sub-adviser, is responsible for executing the Fund’s volatility management strategy described below.

The Fund typically invests in ETFs with investment objectives to match the returns of a particular market index, and which generally invest in a broad sample of the securities comprising the particular index. The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers and may include indices with value, growth or sector-specific orientations, as well as indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers; corporate, mortgage-backed and government securities; investment grade securities; and securities rated below investment grade (commonly known as “junk bonds”).

AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics among the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Fund’s ETF investments representing U.S. and international equity indices and fixed income indices will typically range above and below the targeted asset allocation for each such asset class as shown in the chart below.  Actual allocations may vary at any time and may move and remain outside of the typical asset allocation range for a variety of reasons, including, but not limited to, changes in investment outlook, market movements, cash flows into or out of the Fund and other factors.  The targeted asset allocations shown in the chart do not sum to 100% because the Fund also maintains a cash allocation.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	48%	25-65%
Fixed Income Indices (“Fixed Income ETFs”)	48%	40-70%

In its selection of investments for the Fund, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued.  The Fund may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Fund needs to be rebalanced, or there is better opportunity elsewhere.

Parametric is responsible for executing the Fund’s volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Volatility, or standard deviation, measures a portfolio’s performance above or below its average annual return.  Changes in the level of market volatility may result in rapid and dramatic price swings. Parametric seeks to stabilize the volatility of the Fund around a predetermined target level and reduce the potential for portfolio losses during periods of high market uncertainty, while providing opportunity for growth during periods when markets are relatively less uncertain. The Fund generally targets an annualized return volatility level of 8%. While Parametric attempts to manage the Fund’s volatility to this target, over any particular time horizon the Fund may experience return volatility that is higher or lower than its target return volatility.

The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs. An index future is a contract to buy or sell the cash value of a specific market index at a specified price at a specified future date.  Parametric seeks to stabilize volatility in the Fund over time at the target level by continuously monitoring and forecasting volatility in the markets, and adjusting the Fund’s futures positions in response to specific changes in the market and the Fund. To the extent that the volatility management strategy realizes gains, the Fund may use these gains to further invest in ETFs in an effort to increase long-term returns.

Futures contracts may involve the use of leverage, which represents a non-cash exposure to an underlying asset, index, rate or instrument.  Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is

CVT Volatility Managed Funds4Prospectus dated May 1, 2025

much larger than the margin.  The notional value represents the economic exposure provided by each futures contract. For example, an S&P 500 index future that has a contract multiplier of $50 per index point and an index level of 2300 points would have a notional value for this contract of $115,000.  The notional value of the Fund’s short futures positions will generally not exceed 65% of its net assets, which is the Fund’s typical maximum exposure to Equity ETFs. The notional value of the Fund’s long futures positions will generally not exceed 20% of its net assets.

The Fund may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities (or may invest in an affiliated fund that invests in such assets) instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Fund also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective.  Such trading may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains.  The Fund may also lend its securities.

Principal Risks

Fund-of-Funds Structure. The Fund invests in exchange-traded funds (“underlying funds”) in a fund-of-funds structure.  The Fund’s asset allocation strategy and its selection of particular underlying funds may cause the Fund to underperform funds with similar investment objectives.  The Fund’s performance is dependent upon the performance of the underlying funds and the Fund is subject to all of the risks of the underlying funds.  The risks discussed herein are the principal risks applicable to the Fund either directly or through its investment in the underlying funds and accordingly, references to the Fund below may be to the Fund or one or more underlying funds.

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Fund will deliver competitive returns.  The volatility management strategy may dampen the Fund’s downside risk over time, but may also cause the Fund’s investment returns to lag behind those of its benchmark, especially during a rising equity market or rapidly changing market conditions, and this underperformance could be significant.  The volatility management strategy is dependent on the sub-adviser's ability to correlate the instruments used in the strategy with the Fund's underlying investments.  The volatility management strategy is also subject to the Risks Associated with Active Management and entails costs.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Growth and Value Risk. Because the Fund may invest in ETFs that invest primarily in large-cap growth and/or value companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations

CVT Volatility Managed Funds5Prospectus dated May 1, 2025

comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk.  Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors.  Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  Because the Fund may, under certain market conditions, invest a significant portion of its assets in certain sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a fund that invests more broadly.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income

CVT Volatility Managed Funds6Prospectus dated May 1, 2025

securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment.

CVT Volatility Managed Funds7Prospectus dated May 1, 2025

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.  The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may not be able to adjust its use of leverage rapidly enough to respond to interest rate volatility, inflation, and other changing market conditions.  As a result, the Fund’s use of leverage may have a negative impact on the Fund’s performance from time to time.  The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%.  A  mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to  shareholders if offsetting capital loss carry forwards do not exist.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of one or more indexes intended to measure broad market performance. The Fund’s primary benchmark index was changed from the S&P Global LargeMidCap Managed Risk Index - Conservative to the Bloomberg US Universal Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that the investment adviser believes is representative of the Fund’s investment universe.   The returns in the bar chart are for Class F shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. Past performance is not necessarily an indication of how the Fund will perform in the future.

CVT Volatility Managed Funds8Prospectus dated May 1, 2025

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return (Class F)

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	-1.22%	6.61%	12.16%	-5.73%	17.02%	5.28%	10.06%	-14.17%	11.92%	7.70%

During the period ended December 31, 2024, the highest quarterly total return was 8.36% for the quarter ended December 31, 2023 and the lowest quarterly return was -8.54% for the quarter ended March 31, 2020.

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class F Return Before Taxes	7.70%	3.69%	4.56%
Bloomberg US Universal Index (reflects no deduction for fees, expenses or taxes)	2.04%	0.06%	1.73%
S&P Global LargeMidCap Managed Risk Index - Conservative (reflects no deduction for fees, expenses or taxes)	9.18%	4.18%	4.76%
Moderate Portfolio Blended Benchmark (reflects no deduction for fees, expenses or taxes) *	9.52%	5.63%	6.03%

* The Moderate Portfolio Blended Benchmark is an internally constructed benchmark comprised of a blend of 48% Bloomberg US Aggregate Bond Index, 36% Russell 3000® Index, 10% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, 2% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly.  The performance of each component of the Moderate Portfolio Blended Benchmark reflects no deduction for fees, expenses or taxes, except MSCI EAFE Index and MSCI USA IMI/Equity REITs Index, which reflect total returns net of fees and expenses.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays is affiliated with CRM, and neither approves, endorses, reviews or recommends the Fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to Bloomberg US Universal Index, and neither shall be liable in any way to CRM, investors in the Fund or other third parties in respect of the use or accuracy of Bloomberg US Universal Index or any data included therein. Investors cannot invest directly in an Index.

The S&P Global LargeMidCap Managed Risk Index – Conservative is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and any Third Party Licensor, and has been licensed for use by CRM. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by CRM. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or any Third Party Licensor and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Global LargeMidCap Managed Risk Index – Conservative.

Source for MSCI EAFE Index and MSCI USA IMI/Equity REITs Index: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder.

ICE® BofA® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. CRM has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse CRM’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

CVT Volatility Managed Funds9Prospectus dated May 1, 2025

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Ameritas Investment Partners, Inc. (“AIP”).

Investment Sub-Adviser.  Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

Kevin L. Keene, CFA, Portfolio Manager of AIP, has managed the Fund since April 2013.

Thomas B. Lee, CFA, Managing Director of Morgan Stanley and Chief Investment Officer at Parametric, has managed the Fund since December 2020.

Christopher Haskamp, CFA, Executive Director of Morgan Stanley and Director, Investment Strategy Government Securities at Parametric, has managed the Fund since December 2020.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

CVT Volatility Managed Funds10Prospectus dated May 1, 2025

CVT Volatility Managed Moderate Growth Portfolio

Investment Objective

CVT Volatility Managed Moderate Growth Portfolio (the “Fund”) pursues a balance of current income and growth potential, while seeking to manage overall portfolio volatility.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class F
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class F
Management Fees	0.52%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	1.03%
Expense Reimbursement(1)	(0.14)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.89%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.81%.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.  Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class F shares	$91	$314	$555	$1,247

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

CVT Volatility Managed Funds11Prospectus dated May 1, 2025

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Fund that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose shares are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Fund seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Fund’s sub-advisers, is responsible for selecting the ETFs in which the Fund invests. Parametric Portfolio Associates LLC (“Parametric”), the Fund’s other sub-adviser, is responsible for executing the Fund’s volatility management strategy described below.

The Fund typically invests in ETFs with investment objectives to match the returns of a particular market index, and which generally invest in a broad sample of the securities comprising the particular index. The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers and may include indices with value, growth or sector-specific orientations, as well as indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers; corporate, mortgage-backed and government securities; investment grade securities; and securities rated below investment grade (commonly known as “junk bonds”).

AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics among the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Fund’s ETF investments representing U.S. and international equity indices and fixed income indices will typically range above and below the targeted asset allocation for each such asset class as shown in the chart below.  Actual allocations may vary at any time and may move and remain outside of the typical asset allocation range for a variety of reasons, including, but not limited to, changes in investment outlook, market movements, cash flows into or out of the Fund and other factors.  The targeted asset allocations shown in the chart do not sum to 100% because the Fund also maintains a cash allocation.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	63%	40-80%
Fixed Income Indices (“Fixed Income ETFs”)	33%	25-55%

In its selection of investments for the Fund, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued.  The Fund may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Fund needs to be rebalanced, or there is better opportunity elsewhere.

Parametric is responsible for executing the Fund’s volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Volatility, or standard deviation, measures a portfolio’s performance above or below its average annual return.  Changes in the level of market volatility may result in rapid and dramatic price swings. Parametric seeks to stabilize the volatility of the Fund around a predetermined target level and reduce the potential for portfolio losses during periods of high market uncertainty, while providing opportunity for growth during periods when markets are relatively less uncertain. The Fund generally targets an annualized return volatility level of 10%. While Parametric attempts to manage the Fund’s volatility to this target, over any particular time horizon the Fund may experience return volatility that is higher or lower than its target return volatility.

The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs. An index future is a contract to buy or sell the cash value of a specific market index at a specified price at a specified future date.  Parametric seeks to stabilize volatility in the Fund over time at the target level by continuously monitoring and forecasting volatility in the markets, and adjusting the Fund’s futures positions in response to specific changes in the market and the Fund. To the extent that the volatility management strategy realizes gains, the Fund may use these gains to further invest in ETFs in an effort to increase long-term returns.

Futures contracts may involve the use of leverage, which represents a non-cash exposure to an underlying asset, index, rate or instrument. Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is

CVT Volatility Managed Funds12Prospectus dated May 1, 2025

much larger than the margin. The notional value represents the economic exposure provided by each futures contract. For example, an S&P 500 index future that has a contract multiplier of $50 per index point and an index level of 2300 points would have a notional value for this contract of $115,000.  The notional value of the Fund’s short futures positions will generally not exceed 80% of its net assets, which is the Fund’s typical maximum exposure to Equity ETFs. The notional value of the Fund’s long futures positions will generally not exceed 30% of its net assets.

The Fund may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities (or may invest in an affiliated fund that invests in such assets) instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Fund also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective.  Such trading may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains.  The Fund may also lend its securities.

Principal Risks

Fund-of-Funds Structure. The Fund invests in exchange-traded funds (“underlying funds”) in a fund-of-funds structure.  The Fund’s asset allocation strategy and its selection of particular underlying funds may cause the Fund to underperform funds with similar investment objectives.  The Fund’s performance is dependent upon the performance of the underlying funds and the Fund is subject to all of the risks of the underlying funds.  The risks discussed herein are the principal risks applicable to the Fund either directly or through its investment in the underlying funds and accordingly, references to the Fund below may be to the Fund or one or more underlying funds.

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Fund will deliver competitive returns.  The volatility management strategy may dampen the Fund’s downside risk over time, but may also cause the Fund’s investment returns to lag behind those of its benchmark, especially during a rising equity market or rapidly changing market conditions, and this underperformance could be significant.  The volatility management strategy is dependent on the sub-adviser's ability to correlate the instruments used in the strategy with the Fund's underlying investments.  The volatility management strategy is also subject to the Risks Associated with Active Management and entails costs.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Growth and Value Risk. Because the Fund may invest in ETFs that invest primarily in large-cap growth and/or value companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations

CVT Volatility Managed Funds13Prospectus dated May 1, 2025

comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk.  Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors.  Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  Because the Fund may, under certain market conditions, invest a significant portion of its assets in certain sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a fund that invests more broadly.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income

CVT Volatility Managed Funds14Prospectus dated May 1, 2025

securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment.

CVT Volatility Managed Funds15Prospectus dated May 1, 2025

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.  The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may not be able to adjust its use of leverage rapidly enough to respond to interest rate volatility, inflation, and other changing market conditions.  As a result, the Fund’s use of leverage may have a negative impact on the Fund’s performance from time to time.  The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%.  A  mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to  shareholders if offsetting capital loss carry forwards do not exist.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of one or more indexes intended to measure broad market performance. The Fund’s primary benchmark index was changed from the S&P Global LargeMidCap Managed Risk Index - Moderate Conservative to the Russell 3000® Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that the investment adviser believes is representative of the Fund’s investment universe.   The returns in the bar chart are for Class F shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

CVT Volatility Managed Funds16Prospectus dated May 1, 2025

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return (Class F)

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	-2.29%	6.78%	14.55%	-6.69%	18.56%	3.82%	13.64%	-14.61%	13.79%	10.17%

During the period ended December 31, 2024, the highest quarterly total return was 9.14% for the quarter ended December 31, 2023 and the lowest quarterly return was -10.70% for the quarter ended March 31, 2020.

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class F Return Before Taxes	10.17%	4.77%	5.26%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.85%	12.53%
S&P Global LargeMidCap Managed Risk Index - Moderate Conservative (reflects no deduction for fees, expenses or taxes)	10.72%	5.11%	5.36%
Moderate Growth Portfolio Blended Benchmark (reflects no deduction for fees, expenses or taxes) *	12.10%	7.37%	7.41%

* The Moderate Growth Portfolio Blended Benchmark is an internally constructed benchmark comprised of a blend of 47% Russell 3000® Index, 33% Bloomberg US Aggregate Bond Index, 13% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, 3% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly.  The performance of each component of the Moderate Growth Portfolio Blended Benchmark reflects no deduction for fees, expenses or taxes, except MSCI EAFE Index and MSCI USA IMI/Equity REITs Index, which reflect total returns net of fees and expenses.

The S&P Global LargeMidCap Managed Risk Index – Moderate Conservative is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and any Third Party Licensor, and has been licensed for use by CRM. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by CRM. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or any Third Party Licensor and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Global LargeMidCap Managed Risk Index – Moderate Conservative. Investors cannot invest directly in an Index.

Source for MSCI EAFE Index and the MSCI USA IMI/Equity REITs Index: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder.

ICE® BofA® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. CRM has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse CRM’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

CVT Volatility Managed Funds17Prospectus dated May 1, 2025

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Ameritas Investment Partners, Inc. (“AIP”).

Investment Sub-Adviser.  Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

Kevin L. Keene, CFA, Portfolio Manager of AIP, has managed the Fund since April 2013.

Thomas B. Lee, CFA, Managing Director of Morgan Stanley and Chief Investment Officer at Parametric, has managed the Fund since December 2020.

Christopher Haskamp, CFA, Executive Director of Morgan Stanley and Director, Investment Strategy Government Securities at Parametric, has managed the Fund since December 2020.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

CVT Volatility Managed Funds18Prospectus dated May 1, 2025

CVT Volatility Managed Growth Portfolio

Investment Objective

CVT Volatility Managed Growth Portfolio (the “Fund”) pursues growth potential and some current income, while seeking to manage overall portfolio volatility.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class F
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class F
Management Fees	0.52%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses	1.03%
Expense Reimbursement(1)	(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.91%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.81%.  This expense reimbursement will continue through May 1, 2026.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.  Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class F shares	$93	$316	$557	$1,249

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

CVT Volatility Managed Funds19Prospectus dated May 1, 2025

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Fund that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose shares are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Fund seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Fund’s sub-advisers, is responsible for selecting the ETFs in which the Fund invests. Parametric Portfolio Associates LLC (“Parametric”), the Fund’s other sub-adviser, is responsible for executing the Fund’s volatility management strategy described below.

The Fund typically invests in ETFs with investment objectives to match the returns of a particular market index, and which generally invest in a broad sample of the securities comprising the particular index. The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers and may include indices with value, growth or sector-specific orientations, as well as indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers; corporate, mortgage-backed and government securities; investment grade securities; and securities rated below investment grade (commonly known as “junk bonds”).

AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics among the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Fund’s ETF investments representing U.S. and international equity indices and fixed income indices will typically range above and below the targeted asset allocation for each such asset class as shown in the chart below.  Actual allocations may vary at any time and may move and remain outside of the typical asset allocation range for a variety of reasons, including, but not limited to, changes in investment outlook, market movements, cash flows into or out of the Fund and other factors.  The targeted asset allocations shown in the chart do not sum to 100% because the Fund also maintains a cash allocation.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	78%	55-95%
Fixed Income Indices (“Fixed Income ETFs”)	18%	10-40%

In its selection of investments for the Fund, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued.  The Fund may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Fund needs to be rebalanced, or there is better opportunity elsewhere.

Parametric is responsible for executing the Fund’s volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Volatility, or standard deviation, measures a portfolio’s performance above or below its average annual return.  Changes in the level of market volatility may result in rapid and dramatic price swings. Parametric seeks to stabilize the volatility of the Fund around a predetermined target level and reduce the potential for portfolio losses during periods of high market uncertainty, while providing opportunity for growth during periods when markets are relatively less uncertain. The Fund generally targets an annualized return volatility level of 12%. While Parametric attempts to manage the Fund’s volatility to this target, over any particular time horizon the Fund may experience return volatility that is higher or lower than its target return volatility.

The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs. An index future is a contract to buy or sell the cash value of a specific market index at a specified price at a specified future date.  Parametric seeks to stabilize volatility in the Fund over time at the target level by continuously monitoring and forecasting volatility in the markets, and adjusting the Fund’s futures positions in response to specific changes in the market and the Fund. To the extent that the volatility management strategy realizes gains, the Fund may use these gains to further invest in ETFs in an effort to increase long-term returns.

Futures contracts may involve the use of leverage, which represents a non-cash exposure to an underlying asset, index, rate or instrument.  Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is

CVT Volatility Managed Funds20Prospectus dated May 1, 2025

much larger than the margin. The notional value represents the economic exposure provided by each futures contract. For example, an S&P 500 index future that has a contract multiplier of $50 per index point and an index level of 2300 points would have a notional value for this contract of $115,000.  The notional value of the Fund’s short futures positions will generally not exceed 95% of its net assets, which is the Fund’s typical maximum exposure to Equity ETFs. The notional value of the Fund’s long futures positions will generally not exceed 40% of its net assets.

The Fund may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities (or may invest in an affiliated fund that invests in such assets) instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Fund also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective.  Such trading may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains.  The Fund may also lend its securities.

Principal Risks

Fund-of-Funds Structure. The Fund invests in exchange-traded funds (“underlying funds”) in a fund-of-funds structure.  The Fund’s asset allocation strategy and its selection of particular underlying funds may cause the Fund to underperform funds with similar investment objectives.  The Fund’s performance is dependent upon the performance of the underlying funds and the Fund is subject to all of the risks of the underlying funds.  The risks discussed herein are the principal risks applicable to the Fund either directly or through its investment in the underlying funds and accordingly, references to the Fund below may be to the Fund or one or more underlying funds.

Market Risk.  The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions.  Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Fund will deliver competitive returns.  The volatility management strategy may dampen the Fund’s downside risk over time, but may also cause the Fund’s investment returns to lag behind those of its benchmark, especially during a rising equity market or rapidly changing market conditions, and this underperformance could be significant.  The volatility management strategy is dependent on the sub-adviser's ability to correlate the instruments used in the strategy with the Fund's underlying investments.  The volatility management strategy is also subject to the Risks Associated with Active Management and entails costs.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines in value, the value of the Fund’s equity securities will also likely decline.  Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Growth and Value Risk. Because the Fund may invest in ETFs that invest primarily in large-cap growth and/or value companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations

CVT Volatility Managed Funds21Prospectus dated May 1, 2025

comparable to those to which United States companies are subject.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk.  Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors.  Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk.  Exchange rates for currencies fluctuate daily.  The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar.  Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Focused Investment Risk.  To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk.  Because the Fund may, under certain market conditions, invest a significant portion of its assets in certain sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a fund that invests more broadly.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Smaller and Mid-Sized Company Risk.  The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.  Stocks of these companies frequently have lower trading volumes making them more volatile and potentially less liquid and more difficult to value.

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates.  In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income

CVT Volatility Managed Funds22Prospectus dated May 1, 2025

securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Lower Rated Investments Risk.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables.  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate.  The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity.  Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets.  Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.  With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument.  Leverage can increase both the risk and return potential of the Fund.  Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.  A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment.

CVT Volatility Managed Funds23Prospectus dated May 1, 2025

Leverage Risk.  Certain Fund transactions may give rise to leverage.  Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.  The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may not be able to adjust its use of leverage rapidly enough to respond to interest rate volatility, inflation, and other changing market conditions.  As a result, the Fund’s use of leverage may have a negative impact on the Fund’s performance from time to time.  The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices.  Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%.  A  mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to  shareholders if offsetting capital loss carry forwards do not exist.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all.  The Fund also may lose rights in the collateral if the borrower fails financially.  The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

Risks Associated with Active Management.  The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s).  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of one or more indexes intended to measure broad market performance. The Fund’s primary benchmark index was changed from the S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive to the Russell 3000® Index effective May 1, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index(es) in the table provide a means to compare the Fund’s average annual returns to a benchmark that the investment adviser believes is representative of the Fund’s investment universe.   The returns in the bar chart are for Class F shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

CVT Volatility Managed Funds24Prospectus dated May 1, 2025

CRM became the investment adviser to the Fund on December 31, 2016.  Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

Calendar year-by-year total return (Class F)

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Year Total Return	-3.51%	5.56%	16.92%	-7.50%	19.22%	2.15%	15.87%	-14.94%	15.65%	12.16%

During the period ended December 31, 2024, the highest quarterly total return was 10.27% for the quarter ended December 31, 2023 and the lowest quarterly return was -11.89% for the quarter ended March 31, 2020.

Average Annual Total Return as of December 31, 2024	One Year	Five Years	Ten Years
Class F Return Before Taxes	12.16%	5.48%	5.54%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.85%	12.53%
S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive (reflects no deduction for fees, expenses or taxes)	13.65%	6.80%	6.47%
Growth Portfolio Blended Benchmark (reflects no deduction for fees, expenses or taxes) *	14.72%	9.07%	8.75%

* The Growth Portfolio Blended Benchmark is an internally constructed benchmark comprised of a blend of 58% Russell 3000® Index, 18% Bloomberg US Aggregate Bond Index, 16% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, 4% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly.  The performance of each component of the Growth Portfolio Blended Benchmark reflects no deduction for fees, expenses or taxes, except MSCI EAFE Index and MSCI USA IMI/Equity REITs Index, which reflect total returns net of fees and expenses.

The S&P Global LargeMidCap Managed Risk Index – Moderate Aggressive is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and any Third Party Licensor, and has been licensed for use by CRM. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); any Third Party Licensor Trademarks are trademarks of the Third Party Licensor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by CRM. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or any Third Party Licensor and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Global LargeMidCap Managed Risk Index – Moderate Aggressive. Investors cannot invest directly in an Index.

Source for MSCI EAFE Index and MSCI USA IMI/Equity REITs Index: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder.

ICE® BofA® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. CRM has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse CRM’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

CVT Volatility Managed Funds25Prospectus dated May 1, 2025

Management

Investment Adviser.  Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser.  Ameritas Investment Partners, Inc. (“AIP”).

Investment Sub-Adviser.  Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

Kevin L. Keene, CFA, Portfolio Manager of AIP, has managed the Fund since April 2013.

Thomas B. Lee, CFA, Managing Director of Morgan Stanley and Chief Investment Officer at Parametric, has managed the Fund since December 2020.

Christopher Haskamp, CFA, Executive Director of Morgan Stanley and Director, Investment Strategy Government Securities at Parametric, has managed the Fund since December 2020.

For important information about purchase and sale of shares, taxes and insurance company and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

CVT Volatility Managed Funds26Prospectus dated May 1, 2025

Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

All purchases, redemptions and exchanges of Fund shares are made through insurance company separate accounts, qualified pension and retirement plans or by other eligible investors that are the record owner of the shares.  Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interest in a Fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the Fund is made.

Tax Information

Each Fund will distribute any net investment income and net realized capital gains at least annually.  Both types of distributions will be made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.  Because shares of the Fund are offered to insurance company separate accounts, qualified pension and retirement plans, and other eligible investors, you should read your prospectus, disclosure statement or plan documentation to understand the tax treatment of your investment.

Payments to Insurance Companies, Plan Sponsors and Other Financial Intermediaries

The Fund is generally available for purchase by separate accounts of insurance companies, qualified pension and retirement plans or by other eligible investors. The Fund, its principal underwriter and its affiliates may make payments to insurance companies, plan sponsors or other financial intermediaries for distribution and related services. These payments may create a conflict of interest for the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option in their product or to recommend the Fund over another investment option. Ask your financial intermediary, insurance company, or plan sponsor, or visit your financial intermediary’s or insurance company’s website, for more information.

CVT Volatility Managed Funds27Prospectus dated May 1, 2025

Investment Objectives & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary.  Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time. Each Fund seeks its investment objective(s) by allocating its assets to ETFs that invest in various asset classes (collectively, the “Underlying Funds”) and using derivatives to seek to manage overall portfolio volatility.  References to the Fund below are to each Fund and/or one or more of the Underlying Funds in which it may invest.  Each Fund posts information about the allocation of its assets to the Calvert website periodically.  See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions.  As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Exchange-Traded Funds (“ETFs”).  The Fund may invest in ETFs. ETFs are subject to the risks of investing in the underlying securities or other instruments that they own.  The market for common shares of ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such ETF’s underlying securities.  Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to an ETF’s net asset value.  The Fund will indirectly bear its proportionate share of any management fees and other operating expenses paid by ETFs in which it invests.  If such fees exceed 0.01%, the costs associated with such investments will be reflected under Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table(s) in its Fund Summary. Requirements of the federal securities laws may limit the Fund’s ability to invest in other investment companies, including ETFs.

Volatility Management Strategy Risk.  The Fund’s volatility management models may not accurately represent risk and projected performance, in which case performance may deviate from expectations. For example, market environments during which the stock market trends generally higher often experience low volatility, but the Fund may underperform in those market environments if the volatility management models forecast higher volatility. Conversely, market environments during which the stock market experiences sudden and sharp declines often experience high volatility, but the Fund may underperform in those market environments if the models forecast lower volatility. Large discontinuous jumps in the market also may cause the volatility management strategy to underperform.

Equity Securities.  Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes.  The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline.  Although stock prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Trading in certain foreign markets is also subject to liquidity risk.

CVT Volatility Managed Funds28Prospectus dated May 1, 2025

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country against a particular country or countries, organizations, entities and/or individuals, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs.  If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance.  In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree.  Events such as these and their impact on the Fund are difficult to predict.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States.

The Fund needs a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund's ability to continue to invest directly is subject to the risk that the license may be terminated or suspended.  In some circumstances, the receipt of a non-U.S. license by one of CRM's clients may prevent the Fund from obtaining a similar license. In addition, certain activities could cause the suspension or revocation of the Fund's license.

Political events in foreign countries may cause market disruptions.  For example, the United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”). Market uncertainty remains regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are not yet fully known.  If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts (“ADRs”), to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

The Fund may invest in securities and other instruments (including loans) issued, guaranteed, or backed by sovereign or government entities.  Economic data as reported by sovereign or government entities and other issuers may be delayed, inaccurate or fraudulent. Many sovereign or government debt obligations may be rated below investment grade.  Any restructuring of a sovereign or government debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation.  In the event of default of a sovereign or government debt, the Fund may be unable to pursue legal action against the issuer or secure collateral on the debt, as there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign or government entity to restructure defaulted debt may be limited. Therefore, losses on sovereign or government defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as ADRs and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts

CVT Volatility Managed Funds29Prospectus dated May 1, 2025

are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars.  A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Costs are incurred in connection with conversions between currencies.

Emerging Markets Investments. The risks of foreign investments can be more significant in emerging markets. Unless otherwise provided in the Fund’s principal investment strategies, an emerging market country is any country determined by the investment adviser to have an emerging market economy, considering factors such as the country’s political and economic stability, and the development of its financial and capital markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets. Emerging markets investments may also include investments through complex structures that may lack transparency.

Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in, or required divestment of, particular issuers or industries. Such actions may effectively restrict or eliminate the Fund's ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices.  In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends. Further, investing in the securities of issuers with economic exposure to emerging market countries may present a greater risk of loss resulting from problems in security registration and custody, substantial economic or political disruptions, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more country.

There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting, and recordkeeping standards and requirements comparable to those to which U.S. companies are subject and, therefore, material information related to an investment may not be available or reliable. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. The prices at which investments may be acquired may be affected by trading by persons with information that is not publicly available and by securities transactions by brokers in anticipation of transactions in particular securities. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell.  Emerging market securities are also subject to speculative trading, which contributes to their volatility.

CVT Volatility Managed Funds30Prospectus dated May 1, 2025

Smaller Companies.  Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies.  Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies.  Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Fixed-Income Securities and Other Debt Instruments.   Fixed-income securities and other debt instruments include all types of fixed and floating-rate bonds and notes, such as convertible securities and other hybrid securities (other than preferred stock); corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including “indexed” securities; loans; loan participations and assignments; delayed funding loans and revolving credit facilities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks and other debt instruments. Fixed-income securities and other debt instruments are issued by: foreign governments or their subdivisions, agencies and government-sponsored enterprises; sovereign entities; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and foreign corporations.  Fixed-income securities and other debt instruments include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), which are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when-issued basis. While zero coupon bonds do not make periodic payments of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.  The market price of a fixed-income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, rising inflation, or decreased liquidity due to, for example, market uncertainty about the value of a fixed-income investment (or class of fixed income investments).

Duration.   Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures.  Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures.  As the value of a security changes over time, so will its duration.  Various techniques may be used to shorten or lengthen Fund duration.

Portfolio Turnover Risk. The annual portfolio turnover rate of a Fund may exceed 100%.  A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.  The costs related to increased portfolio turnover have the effect of reducing the Fund’s investment return.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile.  Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested.  Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund's investments.

Credit Risk.  Investments in debt instruments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations

CVT Volatility Managed Funds31Prospectus dated May 1, 2025

with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.  See “Lower Rated Investments.”  The Fund is also exposed to credit risk when it engages in certain types of derivatives transactions and when it engages in transactions that expose the Fund to counterparty risk. See “Derivatives.”

In evaluating the quality of a particular instrument, the investment adviser (or sub-adviser, if applicable) may take into consideration, among other things, a credit rating assigned by a credit rating agency, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Credit rating agencies are private services that provide ratings of the credit quality of certain investments. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating. As such, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.

For purposes of determining compliance with the Fund’s credit quality restrictions, if any, the Fund’s investment adviser (or sub-adviser, if applicable) relies primarily on the ratings assigned by credit rating agencies but may, in the case of unrated instruments, perform its own credit and investment analysis to determine an instrument’s credit quality.  A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.

Lower Rated Investments.  Investments in obligations rated below investment grade and comparable unrated securities (sometimes referred to as “junk”) generally entail greater economic, credit and liquidity risks than investment grade securities.  Lower rated investments are speculative because of increased credit risk relative to other fixed income investments.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments. Lower rated investments are considered primarily speculative with respect to the issuer’s capacity to pay interest and repay principal.

Because of the greater number of investment considerations involved in investing in investments that receive lower ratings, investing in lower rated investments depends more on the investment adviser’s judgment and analytical abilities than may be the case for investing in investments with higher ratings.  While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through, among other things, active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that the investment adviser will be successful in doing so.

Liquidity Risk.  The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets.  These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments.  These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments.  Illiquid investments mean any investments that the Fund’s investment adviser and/or sub-adviser, as applicable, reasonably expect cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Maturity.  Average effective maturity is a weighted average of all the maturities of the Fund’s investments in income securities, computed by weighing each effective maturity date (which takes into account all mortgage prepayments, puts, calls and adjustable coupons) by the market value of the income security.

CVT Volatility Managed Funds32Prospectus dated May 1, 2025

Focused Investment Risk. To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, currency, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund will be subject to greater risk than a fund that invests in a more diverse investment portfolio. Similarly, to the extent the Fund holds investments with closely correlated market prices, it will be subject to greater risk than a fund with investments that are not as closely correlated. Changes in the value of a single security or issuer or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

A fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a fund that invests in the securities of a larger number of issuers. Companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react similarly to specific economic, market, political or other developments.

Similarly, funds having a significant portion of their assets in investments tied economically to a particular geographic region, country, or market (e.g., emerging markets) or to sectors within a region, country, or market have more exposure to regional and country economic risks than do funds whose investments are more geographically diverse. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political, or other developments.

Sector Risk.  Because each Fund may, under certain market conditions, invest a significant portionof its assets in one or more sectors, the value of Fund shares may be affected by the economic, political, social, financial, business, and other conditions or events that adversely affect a particular sector.  The Fund’s NAV may be more volatile than that of a fund that invests more broadly.

Real Estate Investments. Companies primarily engaged in the real estate industry and other real estate-related investments may include publicly traded REITs or real estate operating companies that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as lodging operators, brokers, property management companies, building supply manufacturers, mortgage lenders, or mortgage servicing companies. REITs may be small to medium-sized companies, and may include equity REITs and mortgage REITs. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are pooled investment vehicles that have expenses of their own, so the Fund will indirectly bear its proportionate share of those expenses. The Fund will not own real estate directly.

Real estate investments are subject to special risks including changes in real estate values; property taxes; interest rates; cash flow of underlying real estate assets; occupancy rates; government regulations affecting zoning, land use, and rents; the management skill and creditworthiness of the issuer; local, state, national or international economic conditions and real estate market conditions (such as oversupply of real estate for rent or sale or vacancies, potentially for extended periods); reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses; and default risk and credit quality of tenants and borrowers.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.  Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements), and values.

Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversiﬁed. Equity and mortgage REITs are also subject to heavy cash ﬂow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks.

CVT Volatility Managed Funds33Prospectus dated May 1, 2025

REITs may issue debt securities to fund their activities.  The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Asset-Backed Securities.  Asset-backed securities represent interests in a pool of assets other than mortgages, such as home equity loans, automobile receivables or credit card receivables.  Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years.  However, almost any type of fixed-income asset (including other fixed-income securities) may be used to create an asset-backed security.  Asset-backed securities may take the form of commercial paper, notes or pass-through certificates.  A structured asset-backed security is a multiclass instrument that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans.

Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities.  Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities, which increases the risk of depreciation due to future increases in market interest rates.  In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.  Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under U.S. federal and state law.  The value of asset-backed securities may be affected by the factors described above and other factors, such as interest rate risk, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral.  The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations.  Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value. If a structured asset-backed security is subordinated to other classes backed by the same pool of collateral, the likelihood that it will make payments of principal may be substantially limited.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as loans for hotels, shopping centers, office buildings and apartment buildings.  Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments.

CMBS are subject to the risks described under “Asset-Backed Securities” above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans and are therefore different from the risks of other types of mortgage-backed securities. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities.

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space, maintenance or tenant improvement costs, and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

Mortgage-Backed Securities (“MBS”).  MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

CVT Volatility Managed Funds34Prospectus dated May 1, 2025

MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, real estate mortgage investment conduits (“REMICs”) and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors.

MBS issued by non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee.  Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, the risk of prepayment may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature.

CMOs are subject to the same types of risks affecting MBS as described above. CMOs with complex or highly variable prepayment terms generally entail greater market and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited. The structure of certain CMO interests held by the Fund may cause the Fund to be paid interest and/or principal on its investment only after holders of other interests in that particular CMO have received the full repayment of principal or interest on their investments.

U.S. Treasury and Government Securities.  U.S. Treasury securities (“Treasury Securities”) include U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance.  U.S. Government agency securities (“Agency Securities”) include obligations issued or guaranteed by U.S. Government agencies or instrumentalities and government-sponsored enterprises.  Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency, instrumentality or enterprise.

Government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Deposit Insurance Corporation (“FDIC”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government.  Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.  The interest from U.S. government securities generally is not subject to state and local taxation. Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively.

Because of their high credit quality and market liquidity, U.S. Treasury and Agency Securities generally provide a lower current return than obligations of other issuers.  While the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. Government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. Government, would have a negative impact on the Fund’s investments in U.S. government securities.

Cash and Money Market Instruments; Temporary Defensive Positions.  The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated or unaffiliated investment company that invests in such instruments.  During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period.

CVT Volatility Managed Funds35Prospectus dated May 1, 2025

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Fund obligations created pursuant to derivative instruments may give rise to leverage, which may subject the Fund to heightened risk of loss.  The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument.  Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”). The Fund engages in derivative transactions to implement the volatility management strategy.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks.  Certain derivatives may also be subject to credit risk and interest rate risk.  In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions.  In particular, the Dodd-Frank Act and related regulations require most derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that impact derivatives markets. The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund's net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund's net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset segregation requirements under Section 18 of the 1940 Act.  The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot fully predict the effects of any governmental regulation of the derivatives markets, and there can be no assurance that any

CVT Volatility Managed Funds36Prospectus dated May 1, 2025

government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s). Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, a Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may impact a Fund’s credit and counterparty risks.

Futures Contracts. Futures are standardized, exchange-traded contracts. Futures contracts on securities obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the financial instrument called for in the contract at a specified future date at a specified price. An index futures contract obligates the purchaser to take, and a seller to deliver, an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions, and physical delivery of financial instruments or delivery of cash, as applicable, is thereby avoided.  An option on a futures contract gives the holder the right to enter into a specified futures contract.

Options.  Options may be traded on an exchange and OTC. By buying a put option on a particular instrument, the Fund acquires a right to sell the underlying instrument at the exercise price.  By buying a put option on an index, the Fund acquires a right to receive the cash difference between the strike price of the option and the index price at expiration. A purchased put position also typically can be sold at any time by selling at prevailing market prices.  Purchased put options generally are expected to limit the Fund's risk of loss through a decline in the market value of the underlying security or index until the put option expires.  When buying a put option, the Fund pays a premium to the seller of the option.  If the price of the underlying security or index is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.

The Fund may also write (i.e., sell) put options. The Fund will receive a premium for selling a put option, which may increase the Fund's return. In selling a put option on a security, the Fund has the obligation to buy the security at an agreed upon price if the price of such instrument decreases below the exercise price.  By selling a put option on an index, the Fund has an obligation to make a payment to the buyer to the extent that the value of the index decreases below the exercise price as of the option valuation date.  If the value of the underlying security or index on the option’s expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

The Fund may purchase call options.  By purchasing a call option on a security, the Fund has the right to buy the security at the option’s exercise price.  By buying a call option on an index, the Fund acquires the right to receive the cash difference between the market price of the index and strike price at expiration.  Call options typically can be exercised any time prior to option maturity or, sold at the prevailing market price.

The Fund may also write (i.e., sell) a call option on a security or index in return for a premium.  A call written on a security obligates the Fund to deliver the underlying security at the option exercise price.  Written index call options obligate the Fund to make a cash payment to the buyer at expiration if the market price of the index is above the option strike price. Calls typically can also be bought back by the Fund at prevailing market prices and the Fund also may enter into closing purchase transactions with respect to written call options. The Fund may write call options on securities that it owns (so-called covered calls).

CVT Volatility Managed Funds37Prospectus dated May 1, 2025

The Fund’s options positions are marked to market daily.  The value of options is affected by changes in the value and dividend rates of their underlying instruments, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.  The hours of trading for options may not conform to the hours during which the underlying instruments are traded.  To the extent that the options markets close before markets for the underlying instruments, significant price and rate movements can take place in the markets that would not be reflected concurrently in the options markets.

The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  As the seller of a covered call option or an index call option, the Fund may forego, during the option’s life, the opportunity to profit from increases in the market value of the underlying instrument covering the call option above the sum of the premium received by the Fund and the exercise price of the call.  The Fund also retains the risk of loss, minus the option premium received, should the price of the underlying instrument decline.

Participants in OTC markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. OTC option contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC options becomes restricted. The ability of the Fund to transact business with any one or a number of counterparties may increase the potential for losses to the Fund, due to the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement of the options.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate, or underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

If the income from the securities purchased with funds received from leverage is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Fund's shareholders as dividends and other distributions will be reduced. In the latter case, the investment adviser in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate.

Restricted Securities.  Securities held by the Fund may be legally restricted as to resale (such as those issued in private placements), including commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, securities eligible for resale pursuant to Rule 144A thereunder, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S thereunder.  Restricted securities may not be listed on an exchange and may have no active trading market.  The Fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities.  The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.  In addition, if the investment adviser and/or sub-adviser, if applicable, receives non-public information about the issuer, the Fund may as a result be unable to sell the securities.

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. It may be difficult to sell restricted securities at a price representing fair value until such time as the securities may be sold publicly.  Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser and/or sub-adviser, if applicable, believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  Holdings of restricted securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees

CVT Volatility Managed Funds38Prospectus dated May 1, 2025

to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks.  Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.  The Fund may engage in securities lending to generate income.  Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Borrowing.   The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the 1940 Act.  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings). The Fund will not purchase additional investments while outstanding borrowings exceed 5% of the value of its total assets.

In addition, the Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Cybersecurity Risk.  With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the

CVT Volatility Managed Funds39Prospectus dated May 1, 2025

Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.  The Fund and its shareholders could be negatively impacted as a result.

Large Transactions Risk.  The Fund may experience adverse effects when large shareholders, or a number of shareholders collectively purchase or redeem large amounts of shares of the Fund (“large shareholder transactions”). Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large shareholder transactions may also result in taxable income and/or gains for the Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged investment plans. To the extent that such transactions result in short-term capital gains, such gains when distributed by the Fund will generally be taxed at the ordinary income tax rate for individual shareholders who hold Fund shares in a taxable account.  In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. A number of circumstances may cause the Fund to experience large redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which the Fund invests; changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.

Geopolitical Risk.  The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one country, region, sector, industry or market or, with respect to one company, may adversely impact issuers in a different country, region, sector, industry or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war, banking or debt crises and downgrades, among others, may result in market volatility and may have short and/or long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, and/or exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Recent Market Conditions.  Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate

CVT Volatility Managed Funds40Prospectus dated May 1, 2025

policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which each Fund invests.

Some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the United States and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the United States have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to each Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit each Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of each Fund and its investments or operations could be negatively impacted.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

General.  Each Fund's 80% Policy will not be changed unless shareholders are given at least 60 days' advance written notice of the change. Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days' advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.   In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.  See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI. In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the investment adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Management and Organization

Management. Each Fund’s investment adviser is Calvert Research and Management (“CRM”).  CRM is an indirect wholly owned subsidiary of Morgan Stanley. CRM, a registered investment adviser, has offices at 2050 M Street NW, Washington, DC  20036.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.  As of March 31, 2025, Morgan Stanley’s asset management operations had aggregate assets under management or supervision of approximately $1.6 trillion.

CVT Volatility Managed Funds41Prospectus dated May 1, 2025

Each Fund’s Form N-CSR filing covering the fiscal period ended June 30 provides information regarding the basis for the Directors’ approval of the investment advisory agreement and investment sub-advisory agreements.

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. CRM’s activities may include, direct dialogue with company management, proxy voting, and filing shareholder resolutions.  CRM, or its agent, may initiate dialogue with management through phone calls, letters and in-person meetings to seek to learn about management’s successes and challenges and to press for improvement on issues of concern.  As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with CRM’s Proxy Voting Policies and Procedures attached to the SAI.  CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

CRM has delegated investment management of the Funds to Ameritas Investment Partners, Inc. (“AIP”) and Parametric Portfolio Associates LLC (“Parametric”) pursuant to investment sub-advisory agreements.  AIP, a registered investment adviser, has offices at 5945 R Street, Lincoln, NE 68505 and provides a broad range of investment services in a variety of asset classes.  AIP is a wholly-owned subsidiary of Ameritas Holding Company (“AHC”) and was organized in 1984 under the laws of the State of Nebraska. AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (“Ameritas”).  Parametric, a registered investment adviser, has offices at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104.  Under its sub-advisory agreements, CRM pays AIP and Parametric a portion of the advisory fee for sub-advisory services provided to each Fund.  Parametric and its predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931.

Under the investment advisory agreement with each Fund, CRM receives a monthly advisory fee rate as follows:

Advisory Fee
CVT Volatility Managed Moderate Portfolio	0.40%
CVT Volatility Managed Moderate Growth Portfolio	0.40%
CVT Volatility Managed Growth Portfolio	0.40%

For the fiscal year ended December 31, 2024, the effective annual rate of advisory fee paid to CRM by each Fund was 0.40% of average daily net assets.

Sub-advisory fees paid by CRM to the Sub-Advisers are reflected in the total advisory fees paid by each Fund to CRM.

The portfolio managers of each Fund are Kevin Keene of AIP (since April 2013), Thomas B. Lee of Parametric (since December 2020) and Christopher Haskamp of Parametric (since December 2020).  Mr. Keene has been a Portfolio Manager at AIP for more than five years.  Mr. Lee is a Managing Director of Morgan Stanley and Chief Investment Officer of Parametric and has been an employee of the Morgan Stanley organization for more than five years.  Mr. Haskamp is an Executive Director of Morgan Stanley and Director, Investment Strategy Government Securities at Parametric and has been an employee of the Morgan Stanley organization for more than five years.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

CRM serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, each Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets.  For the fiscal year ended December 31, 2024, the administrative fee paid to CRM by each Fund was 0.12% of average daily net assets.

Eaton Vance Management (“Eaton Vance”) provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Calvert Variable Trust, Inc., a Maryland corporation.  The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Directors, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

CVT Volatility Managed Funds42Prospectus dated May 1, 2025

Valuing Shares

Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Each Fund is closed for business and will not issue a NAV on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On holidays or other days when the NYSE is closed, the NAV is generally not calculated and a Fund generally does not transact purchase or redemption requests.  However, on those days, the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.  In addition, trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its interests or transact purchase or redemption requests.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as its investment adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the investment adviser’s opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the investment adviser in accordance with applicable fair value pricing policies and in accordance with applicable law. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. To the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to the investment adviser, as valuation designee, the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by a Fund for which market quotations are readily available are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices.  Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options.  Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.  Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

Pursuant to the Procedures, if market quotations are not readily available (or otherwise not reliable) for a particular investment, the fair value of the investment will be determined by the investment adviser, as valuation designee. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As such, a Fund will use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region.  In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Board has approved the use of a fair value service that values such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments.  An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate a Fund’s NAV.  Because foreign investments held by a Fund, if any, may trade on days when Fund shares are not priced, the value of such investments, and thus the net asset value of a Fund's shares, can change on days when Fund shares cannot be redeemed or purchased.  CRM has established a Valuation Committee that oversees the valuation of investments.

Purchasing and Redeeming Shares

The Corporation has an underwriting agreement relating to each Fund with Eaton Vance Distributors, Inc. (“EVD”), One Post Office Square, Boston, MA 02109.  All purchases, redemptions, and exchanges of shares are made through insurance company separate accounts, qualified retirement and pension plans, and other eligible investors that are the record owner of the shares.  Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or

CVT Volatility Managed Funds43Prospectus dated May 1, 2025

exchange interests in the Fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the Fund is made.  Holders of variable contracts and parties in qualified plans and certain eligible investments may not purchase shares directly from the Fund.  EVD intends to offer shares of the Fund continuously to separate accounts established by various insurance companies.  The underwriting agreement presently provides that EVD, through the Fund’s transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged.  The Fund does not issue share certificates.  EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order.  Orders for purchases or sales of shares of the Fund must be received by the participating insurance company or Qualified Plan sponsor, before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to receive that day’s net asset value.  No fee is charged to a separate account when it redeems Fund shares.

Each Fund currently does not foresee any disadvantages to policy owners arising out of the fact that the Fund may offer shares to separate accounts established by various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.  If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund and shares of another series of the Corporation may be substituted.  This might force the Fund to sell portfolio securities at disadvantageous prices.  In addition, the Board may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.  Under unusual circumstances, the Corporation may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities laws.  The Board may suspend transactions in shares of the Fund when trading on the NYSE is closed or restricted, when an emergency exists that makes it impracticable for the Fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission (the “SEC”).  The Fund may discontinue offering shares at any time.  If the Fund is discontinued, any allocation by a separate account to the Fund will be allocated to another series of the Corporation that the Board believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the Investment Company Act of 1940, as amended, for the reasons discussed below.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that

CVT Volatility Managed Funds44Prospectus dated May 1, 2025

the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser(s) and sub-adviser(s) are authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

Fund shares are generally held through separate accounts. The Funds are available as an investment option under a number of different variable insurance products and Qualified Plans. You should review the materials provided by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract and in the case of a Qualified Plan, plan documentation, for its policies regarding frequent, short-term trading.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”).  Under the Policy, the Board has delegated to Eaton Vance, acting in its capacity as the Fund’s sub-transfer agent, the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Calvert funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the Policy, “two round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund.  Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above.  Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases.  Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason.  In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Calvert fund has any arrangement to permit market timing.

The following Fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;

•transactions in shares of Calvert Ultra-Short Duration Income Fund; or

•investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•transactions made by model-based discretionary advisory accounts; or

•transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Policy.  Although

CVT Volatility Managed Funds45Prospectus dated May 1, 2025

Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified.  Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy.  Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Share Class

Class F shares pay distribution fees of up to 0.25% of average daily net assets annually and shareholder servicing fees as discussed below.

Payments to Financial Intermediaries. The principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries (which may include affiliates of the principal underwriter and investment adviser) who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Shareholder Servicing Fees. The Corporation has adopted a Shareholder Servicing Plan (“Servicing Plan”) for shares of each Fund.  The Servicing Plan allows the Corporation to enter into shareholder servicing agreements with insurance companies, investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders (“Service Organizations”) including Variable Contract owners or plan participants with interests in the Fund.  These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders.

Distribution Fees.  Class F shares have in effect a plan under Rule 12b-1 that allows a Fund to pay distribution fees for the sale and distribution of Class F shares (so-called “12b-1 fees”).  Class F shares pay distribution fees to the principal underwriter equal to 0.25% of average daily net assets annually.  After the sale of shares, the principal underwriter receives the distribution fees payable for those shares.  Thereafter insurance companies receive fees based on the value of shares held by such companies.  Because these fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Distribution fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.  The insurance companies through which investors hold shares of a Fund may also pay fees to third parties in connection with the sale of Variable Contracts and for services provided to Variable Contract owners.  Each Fund, the investment adviser, sub-adviser(s) or the principal underwriter is not a party to these arrangements.  Investors should consult the prospectus, prospectus summary or disclosure statement, and SAI for their Variable Contracts for a discussion of these payments.  If you participate through a Qualified Plan, you should consult your plan documentation or contact your plan administrator for more information.

Disclosure of Portfolio Holdings.  The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT. Each Fund’s Form N-CSR filings and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com).  Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates.

CVT Volatility Managed Funds46Prospectus dated May 1, 2025

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, as applicable (collectively, for purposes of this section, “Fund” or “Funds”).  These activities could cause Morgan Stanley to have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the investment adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the investment adviser and/or the investment adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be.

The conflicts summarized herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the investment adviser or its affiliates may have now or in the future. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI. Conflicts of interest not described below or in the SAI may also exist. References to the investment adviser in this section include the Fund’s affiliated sub-adviser (if any) unless otherwise noted.

Material Nonpublic and Other Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity, including for an extended period of time. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Fund with the benefit of the information held by such other areas. In other instances, Morgan Stanley personnel, including personnel of the investment adviser, will have access to information and personnel of its affiliates. In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser also may implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. Information sharing may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for the Fund in the absence of the sharing of information).  The investment adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser  and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the investment adviser and one or more of the investment adviser’s investment adviser affiliates. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser

CVT Volatility Managed Funds47Prospectus dated May 1, 2025

has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser, Eaton Vance Distributors, Inc. (“EVD”) and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

Additional Tax Information

Each Fund expects to distribute any net investment income and net realized capital gains (if any) annually.  It may also be necessary, in order to qualify for favorable tax treatment and to avoid any fund-level tax, for a Fund to make a special income and/or capital gains distribution.  Both types of distributions will be made in additional shares of the applicable Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts.  However, some withdrawals from such contracts may be taxable at ordinary income tax rates.  In addition, withdrawals before the contract holder attains the age of 59 1/2 may be subject to a 10% penalty tax.  Investors should ask their tax advisors for more information on their own tax situation, including the applicability of U.S. federal, state, local and other taxes, including non-U.S. taxes, to an investment in a Fund.

CVT Volatility Managed Funds48Prospectus dated May 1, 2025

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification and investor control requirements.  Each Fund intends to comply with these requirements.  If a Fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each Fund intends to continue to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts.  If a Fund should fail to qualify as a regulated investment company in any year and such Fund were ineligible to or otherwise did not cure such failure for such year, such Fund would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and such Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for treatment as a regulated investment company. In addition, such Fund would be considered a single investment for purposes of the diversification requirements applicable to separate accounts underlying variable annuity and variable life insurance contracts referenced above, which generally would result in such contracts invested in the Fund not being treated as annuity, endowment or life insurance contracts under the Internal Revenue Code of 1986, as amended.  All income and gain accrued on any such contract for the current and all prior taxable years would be taxed currently to the contract holder at ordinary income tax rates, and the contract would remain subject to taxation at ordinary income tax rates thereafter, even if it became adequately diversified in the future.  For information concerning U.S. federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

CVT Volatility Managed Funds49Prospectus dated May 1, 2025

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except that information for the year ended December 31, 2020 was audited by another independent registered public accounting firm.  The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated by reference in the Fund’s SAI and included in the Fund’s Form N-CSR filing, which is available upon request.

	CVT Volatility Managed Moderate Portfolio
	Year Ended December 31,
	Class F
	2024	2023	2022	2021	2020
Net asset value - Beginning of year	$17.73	$17.03	$20.80	$19.10	$18.86
Income (Loss) From Operations:
Net investment income(1)	$0.37	$0.34	$0.23	$0.17	$0.20
Net realized and unrealized gain (loss)	1.01	1.60	(3.20)	1.74	0.77
Total income (loss) from operations	$1.38	$1.94	$(2.97)	$1.91	$0.97
Less Distributions:
From net investment income	$(0.42)	$(0.26)	$(0.21)	$(0.21)	$(0.32)
From net realized gain	(1.09)	(0.98)	(0.59)	—	(0.41)
Total distributions	$(1.51)	$(1.24)	$(0.80)	$(0.21)	$(0.73)
Net asset value, End of year	$17.60	$17.73	$17.03	$20.80	$19.10
Total Return(2)	7.70%	11.92%	(14.17)%	10.06%	5.28%
Ratios/ Supplemental Data:
Net assets, end of year (000’s omitted)	$66,089	$78,999	$81,312	$110,534	$109,206
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.94%	0.94%	0.94%	0.91%	0.93%
Net expenses	0.80%(5)	0.80%(5)	0.81%(5)	0.81%	0.83%
Net investment income	2.03%	1.93%	1.26%	0.86%	1.10%
Portfolio Turnover	6%	9%	17%	7%	15%

(See related footnotes.)

CVT Volatility Managed Funds50Prospectus dated May 1, 2025

Financial Highlights (continued)

	CVT Volatility Managed Moderate Growth Portfolio
	Year Ended December 31,
	Class F
	2024	2023	2022	2021	2020
Net asset value - Beginning of year	$19.28	$18.33	$22.49	$19.99	$19.81
Income (Loss) From Operations:
Net investment income(1)	$0.36	$0.34	$0.24	$0.18	$0.20
Net realized and unrealized gain (loss)	1.62	2.08	(3.55)	2.54	0.51
Total income (loss) from operations	$1.98	$2.42	$(3.31)	$2.72	$0.71
Less Distributions:
From net investment income	$(0.40)	$(0.27)	$(0.21)	$(0.22)	$(0.31)
From net realized gain	(0.98)	(1.20)	(0.64)	—	(0.22)
Total distributions	$(1.38)	$(1.47)	$(0.85)	$(0.22)	$(0.53)
Net asset value, End of year	$19.88	$19.28	$18.33	$22.49	$19.99
Total Return(2)	10.17%	13.79%	(14.61)%	13.64%	3.82%
Ratios/ Supplemental Data:
Net assets, end of year (000’s omitted)	$59,075	$68,710	$68,839	$90,358	$86,356
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.95%	0.95%	0.95%	0.92%	0.95%
Net expenses	0.80%(6)	0.80%(6)	0.81%(6)	0.81%	0.83%
Net investment income	1.77%	1.78%	1.20%	0.83%	1.06%
Portfolio Turnover	7%	10%	20%	10%	16%

(See related footnotes.)

CVT Volatility Managed Funds51Prospectus dated May 1, 2025

Financial Highlights (continued)

	CVT Volatility Managed Growth Portfolio
	Year Ended December 31,
	Class F
	2024	2023	2022	2021	2020
Net asset value - Beginning of year	$20.58	$19.67	$23.93	$20.86	$20.77
Income (Loss) From Operations:
Net investment income(1)	$0.32	$0.33	$0.23	$0.18	$0.20
Net realized and unrealized gain (loss)	2.21	2.58	(3.83)	3.12	0.22
Total income (loss) from operations	$2.53	$2.91	$(3.60)	$3.30	$0.42
Less Distributions:
From net investment income	$(0.42)	$(0.28)	$(0.21)	$(0.23)	$(0.33)
From net realized gain	(1.78)	(1.72)	(0.45)	—	—
Total distributions	$(2.20)	$(2.00)	$(0.66)	$(0.23)	$(0.33)
Net asset value, End of year	$20.91	$20.58	$19.67	$23.93	$20.86
Total Return(2)	12.16%	15.65%	(14.94)%	15.87%	2.15%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$86,674	$104,872	$109,769	$141,933	$136,204
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.93%	0.93%	0.92%	0.90%	0.93%
Net expenses	0.80%(6)	0.80%(6)	0.81%(6)	0.81%	0.83%
Net investment income	1.50%	1.59%	1.11%	0.79%	1.00%
Portfolio Turnover	6%	10%	16%	7%	13%

(1)Computed using average shares outstanding.

(2)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies.  If included, total return would be lower.

(3)Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable.  Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)Amounts do not include the expenses of the Underlying Funds.

(5)Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (equal to 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended December 31, 2024, 2023 and 2022, respectively).

(6)Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (equal to 0.01%, 0.01% and less than 0.01% of average daily net assets for the years ended December 31, 2024, 2023 and 2022, respectively).

CVT Volatility Managed Funds52Prospectus dated May 1, 2025

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s investments is available in each Fund’s annual and semi-annual reports (collectively, the “reports”) to shareholders and in Form N-CSR.  In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its past fiscal year.  In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.  You may obtain free copies of the Statement of Additional Information and the reports on Calvert’s website at www.calvert.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
One Post Office Square
Boston, MA  02109
1-800-368-2745
website: www.calvert.com

Information about each Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Other information, including financial statements, is available on the Fund’s website (http://www.calvert.com/variable-portfolio-documents), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive all future Fund shareholder reports and other communications from the Fund electronically free of charge at any time. Instructions for requesting electronic copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

The Funds' Investment Company Act No. is 811-04000.
29062 5.1.25	© 2025 Calvert Research and Management

Printed on recycled paper.

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2025

CVT S&P 500® Index Portfolio

CVT S&P MidCap 400® Index Portfolio

Class F Shares Class I Shares

CVT Nasdaq 100® Index Portfolio

Class F Shares  Class I Shares

CVT Russell 2000® Small Cap Index Portfolio

Class F Shares  Class I Shares

CVT EAFE International Index Portfolio

Class F Shares  Class I Shares

CVT Investment Grade Bond Index Portfolio

Class F Shares  Class I Shares

2050 M Street NW
Washington, DC 20036
1-800-368-2745

This Statement of Additional Information (“SAI”) provides general information about the Funds.  The Funds are diversified, open-end management investment companies with the exception of CVT Nasdaq 100® Index Portfolio, which is a non-diversified open-end management investment company.  Each Fund is a series of Calvert Variable Trust, Inc.  Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Disclosure of Portfolio Holdings and Related Information	21
Investment Restrictions	4	Taxes	23
Management and Organization	6	Portfolio Securities Transactions	32
Investment Advisory and Administrative Services	11	Potential Conflicts of Interest	35
Other Service Providers	16	Financial Statements	43
Calculation of Net Asset Value	19	Additional Information About Investment Strategies and Risks	43
Purchasing and Redeeming Shares	20

Appendix A: Class F Fees and Ownership	80	Appendix D: Ratings	84
Appendix B: Class I Fees and Ownership	81	Appendix E: Calvert Funds Proxy Voting Policy and Procedures	93
Appendix C: CVT S&P 500® Index Portfolio Fees and Ownership	83	Appendix F: Adviser Proxy Voting Policies and Procedures	95

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this SAI regarding another Fund because the Funds use this combined SAI.

Shares of each Fund are sold to insurance company separate accounts, so that the Fund may serve as an investment option under Variable Contracts.  Each Fund also may sell its shares to qualified pension and retirement plans and to any other person permitted to hold shares of the Fund pursuant to Treasury regulations.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the Prospectus for your Variable Contract.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund Prospectus dated May 1, 2025, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, which may be obtained by calling 1-800-368-2745.

© 2025 Calvert Research and Management

Definitions

The following terms that may be used in this SAI have the meaning set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended;

“1933 Act” means the Securities Act of 1933, as amended;

“Board” means Board of Trustees or Board of Directors, as applicable;

“Calvert family of funds” means all registered investment companies advised or administered by Calvert Research and Management (“CRM”, “Calvert”, the “Adviser” or the “investment adviser”);

“Calvert funds” means the mutual funds advised by CRM;

“CEA” means Commodity Exchange Act;

“CFTC” means the Commodity Futures Trading Commission;

“Code” means the Internal Revenue Code of 1986, as amended;

“FINRA” means the Financial Industry Regulatory Authority;

“Fund” means the Portfolio or Portfolios listed on the cover of this SAI unless stated otherwise;

“investment adviser” means the investment adviser identified in the prospectus and, with respect to the implementation of the Fund’s investment strategies (including as described under “Taxes”) and portfolio securities transactions, any sub-adviser identified in the prospectus to the extent that the sub-adviser has discretion to perform the particular duties;

“IRS” means the U.S. Internal Revenue Service;

“NYSE” means the New York Stock Exchange;

“SEC” means the U.S. Securities and Exchange Commission; and

“Corporation” means Calvert Variable Trust, Inc. of which each Fund is a series.

STRATEGIES AND RISKS

This SAI provides additional information about the investment policies and operations of the Fund. The following tables indicate the types of investments that the Fund is permitted (but not required) to make. The Fund may make other types of investments, provided the investments are consistent with the Fund's investment objective(s) and policies and the Fund's investment restrictions do not expressly prohibit it from doing so. These tables should be read in conjunction with the investment summaries for the Fund contained in the prospectus in order to provide a more complete description of the Fund’s investment policies. The tables generally exclude investments that the Fund may make solely for temporary defensive purposes or as a result of corporate actions.  Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies and Risks.”

“CVTSPIP” refers to CVT S&P 500® Index Portfolio;

“CVTSPMCIP” refers to CVT S&P MidCap 400® Index Portfolio;

“CVTNIP” refers to CVT Nasdaq 100® Index Portfolio;

“CVTRSCIP” refers to CVT Russell 2000® Small Cap Index Portfolio;

“CVTEIIP” refers to CVT EAFE International Index Portfolio; and

“CVTIGBIP” refers to CVT Investment Grade Bond Index Portfolio

Permitted for or Relevant to the Portfolio
Investment Type	CVTSPIP	CVTSPMCIP	CVTNIP	CVTRSCIP	CVTEIIP	CVTIGBIP
Asset-Backed Securities (“ABS”)						√
Auction Rate Securities
Build America Bonds
Call and Put Features on Securities
Collateralized Mortgage Obligations (“CMOs”)						√

CVT Index Portfolios2SAI dated May 1, 2025

Permitted for or Relevant to the Portfolio
Investment Type	CVTSPIP	CVTSPMCIP	CVTNIP	CVTRSCIP	CVTEIIP	CVTIGBIP
Commercial Mortgage-Backed Securities (“CMBS”)						√
Commodity-Related Investments
Common Stocks	√	√	√	√	√	√[1]
Contingent Convertible Securities
Convertible Securities					√	√
Credit Linked Securities
Derivative Instruments and Related Risks	√	√	√	√	√	√
Derivative-Linked and Commodity-Linked Hybrid Instruments
Direct Investments	√	√	√	√	√	√
Emerging Market Investments	√	√	√	√	√	√
Equity Investments	√	√	√	√	√	√
Equity-Linked Securities
Event-Linked Instruments
Exchange-Traded Funds (“ETFs”)	√	√	√	√	√	√
Exchange-Traded Notes (“ETNs”)
Fixed-Income Securities	√	√	√	√		√
Foreign Currency Transactions	√	√	√	√	√	√
Foreign Investments	√	√	√	√	√	√
Forward Foreign Currency Exchange Contracts	√	√	√	√	√	√
Forward Rate Agreements
Futures Contracts	√	√	√	√	√	√
High Social Impact Investments
Hybrid Securities					√	√
Illiquid Investments	√	√	√	√	√	√
Indexed Securities
Inflation-Indexed (or Inflation-Linked) Bonds						√
Junior Loans						√
Liquidity or Protective Put Agreements
Loans						√
Lower Rated Investments	√	√	√	√		√
Master Limited Partnerships (“MLPs”)	√	√	√	√		√
Money Market Instruments	√	√	√	√	√	√
Mortgage-Backed Securities (“MBS”)						√
Mortgage Dollar Rolls

CVT Index Portfolios3SAI dated May 1, 2025

Permitted for or Relevant to the Portfolio
Investment Type	CVTSPIP	CVTSPMCIP	CVTNIP	CVTRSCIP	CVTEIIP	CVTIGBIP
Municipal Lease Obligations (“MLOs”)						√
Municipal Obligations						√
Option Contracts	√	√	√	√		√
Participation Notes
Pooled Investment Vehicles	√	√	√	√	√	√
Preferred Stock	√	√	√	√	√	√
Real Estate Investments	√	√	√	√	√	√
Repurchase Agreements	√	√	√	√	√	√
Residual Interest Bonds
Reverse Repurchase Agreements	√[1]	√[1]	√[1]	√[1]	√[1]	√[1]
Rights and Warrants	√	√	√	√	√	√[1]
Senior Loans						√
Short Sales	√	√	√	√		√
Special Equities Investments
Stripped Securities
Structured Notes
Swap Agreements
Swaptions
Trust Certificates
U.S. Government Securities	√	√	√	√	√	√
Unlisted Securities					√	√
Variable Rate Instruments						√
Venture Capital Limited Partnerships
When-Issued Securities, Delayed Delivery and Forward Commitments
Zero Coupon Bonds, Deep Discount Bonds and Payment In-Kind (“PIK”) Securities						√

Permitted for or Relevant to the Portfolio
Other Disclosures Regarding Investment Practices	CVTSPIP	CVTSPMCIP	CVTNIP	CVTRSCIP	CVTEIIP	CVTIGBIP
Average Effective Maturity						√
Borrowing for Investment Purposes
Borrowing for Temporary Purposes	√	√	√	√	√	√
Credit Spread Trades
Cybersecurity Risk	√	√	√	√	√	√
Diversified Status	√	√		√	√	√

CVT Index Portfolios4SAI dated May 1, 2025

Permitted for or Relevant to the Portfolio
Other Disclosures Regarding Investment Practices	CVTSPIP	CVTSPMCIP	CVTNIP	CVTRSCIP	CVTEIIP	CVTIGBIP
Duration						√
Index Tracking	√	√	√	√	√	√
Operational Risk	√	√	√	√	√	√
Participation in ReFlow Liquidity Program
Portfolio Turnover	√	√	√	√	√	√
Regulatory and Legal Risk	√	√	√	√	√	√
Restricted Securities					√	√
Securities Lending	√	√	√	√	√	√
Short-Term Trading
Significant Exposure to Banking Industry
Significant Exposure to Global Energy Solutions Companies
Significant Exposure to Smaller Companies				√
Significant Exposure to Technology Companies			√
Significant Exposure to Water Companies

1Limited to 5% of total assets.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of:  (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund.  Accordingly, each Fund may not:

1.Issue senior securities (except that each Fund may borrow money as described in restriction (9) below).

2.With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for Nasdaq 100® Index Portfolio), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities and other investment companies) of any one issuer.

3.Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

4.Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not apply to Nasdaq 100® Index Portfolio.

5.Purchase or sell commodities, commodity contracts, or real estate, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to futures contracts or options purchased by the Funds.

6.Purchase any securities on margin (except that the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

7.Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

CVT Index Portfolios5SAI dated May 1, 2025

8.Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Fund’s total assets.

9.Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements (all Funds may enter into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. EAFE International Index Portfolio will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

10.Underwrite securities of other issuers except insofar as each Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Fund and except as it may be deemed such in a sale of restricted securities.

11.Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, “small bank” certificates of deposit that are not readily marketable, and other illiquid investments.

12.As to all Funds, enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of each Fund.

In addition, to the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such acquired fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act.

Each Fund’s borrowing policy is consistent with the 1940 Act and guidance of the SEC or its staff, and will comply with any applicable SEC exemptive order.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset.  Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset.  However, a Fund must always be in compliance with the borrowing policy set forth above.  If a Fund is required to reduce borrowings, it will do so in a manner that is consistent with the 1940 Act and guidance of the SEC or its staff, and that complies with any applicable SEC exemptive order.

MANAGEMENT AND ORGANIZATION

Fund Management.  The Directors of the Corporation are responsible for the overall management and supervision of the affairs of the Corporation.  The Board members and officers of the Corporation are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of each Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75.  However, if such retirement would cause a Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for each Fund to be in compliance therewith.  The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act.  The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is One Post Office Square, Boston, Massachusetts 02109.  As used in this SAI, “CRM” refers to Calvert Research and Management, “Eaton Vance” refers to Eaton Vance Management, “EV” refers to EV LLC, “MSIM” refers to Morgan Stanley Investment Management, Inc. and “EVD” refers to Eaton Vance Distributors, Inc. (see “Principal Underwriter” under “Other Service Providers”).  EV is the trustee of each of Eaton Vance and CRM.  Each of Eaton Vance, CRM, EVD and EV are indirect wholly owned subsidiaries of Morgan Stanley.  Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.

CVT Index Portfolios6SAI dated May 1, 2025

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Director	Other Directorships Held During Last Five Years
Interested Director
VON M. HUGHES 1969	Director and President	Since 2023	President, Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.	45	Tradeweb Markets Inc. (financial services) (2021-2022) National Association of Investment Companies (2018-2021)
Noninterested Directors
ALICE GRESHAM BULLOCK 1950	Director	Chair since 2016 and Director since 2008	Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).	45	None
KAREN FANG 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).	45	None
MILES D. HARPER, III 1962	Chair and Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), (1999-2014).	45	Bridgeway Funds (9) (asset management)
JOY V. JONES 1950	Director	Since 2016	Attorney.	45	Palm Management Corporation
EDDIE RAMOS 1967	Director	Since 2023	Chief Strategy Officer, Emerge9 (asset management) (2025-present). Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).	45	Global X Venture Fund (asset management) Macquarie Optimum Funds (6) (asset management) (2022-2023)

CVT Index Portfolios7SAI dated May 1, 2025

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Director	Other Directorships Held During Last Five Years
ANTHONY A. WILLIAMS 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).	45

Freddie Mac

Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)

Weston Solutions, Inc. (environmental services)

Bipartisan Policy Centers Debt Reduction Task Force

Chesapeake Bay Foundation

Catholic University of America

Urban Institute (research organization)

The Howard Hughes Corporation (real estate development)

Old Dominion National Bank

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
DEIDRE E. WALSH 1971	Secretary, Vice President and Chief Legal Officer	Since 2021

Vice President of CRM and officer of 45 registered investment companies advised by CRM (since 2021).  Also Vice President of Eaton Vance and certain of its affiliates and officer of 123 registered investment companies advised or administered by Eaton Vance.

JAMES F. KIRCHNER 1967	Treasurer	Since 2016

Vice President of CRM and officer of 45 registered investment companies advised by CRM.  Also Vice President of Eaton Vance and certain of its affiliates and officer of 123 registered investment companies advised or administered by Eaton Vance.

HOPE L. BROWN 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 45 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

The Board has general oversight responsibility with respect to the business and affairs of the Corporation and each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Corporation and each Fund. The Board is currently composed of seven Directors, including six Directors who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Director”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established two committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Director to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Mr.

CVT Index Portfolios8SAI dated May 1, 2025

Harper serves as Chair of the Board as an “independent” Board member.  Except for any duties specified herein or pursuant to the Corporation’s Articles of Incorporation or By-laws, the designation of Chairperson does not impose on such noninterested Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluation, question and discuss information provided to them with the Adviser, sub-advisers, if applicable, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Ms. Gresham Bullock, academic leadership experience, legal experience and experience as a board member of various organizations; Ms. Fang, experience as a senior investment management, banking and capital markets professional; Mr. Harper, experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex; Ms. Jones, legal experience and experience as a director of a private foundation; Mr. Ramos, experience as a former Chief Investment Officer of an asset manager; Mr. Williams, experience as the mayor of the District of Columbia and as a board member of various organizations; and Mr. Hughes, experience as a senior investment management executive and experience as a board member of various organizations.

The Fund’s Audit Committee approves and recommends to the Board the approval of independent public accountants to conduct the annual audit of the Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the Fund’s annual audit; and reviews the performance of, and fees charged by, the independent public accountants for professional services.  In addition, the Audit Committee meets with the Fund’s independent public accountants and representatives of Fund management, as applicable, to review accounting activities and areas of financial reporting and control. The following individuals are members of the Board’s Audit Committee: Messrs. Harper, Ramos and Williams, and Mses. Gresham Bullock, Fang and Jones.  Mr. Ramos serves as the “audit committee financial expert” as that term is defined in the applicable SEC rules.  During the fiscal year ended December 31, 2024, the Audit Committee convened eight times.

The Governance Committee of the Fund addresses matters of fund governance, including policies on Director compensation and on Board and committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee -- e.g., the initiation and consideration of nominations for the appointment or election of independent Directors of the Boards, as applicable.  When identifying and evaluating prospective nominees for vacancies on the Board, the Committee reviews all recommendations in the same manner, including those received from shareholders.  See also “Process for Delivering Shareholder Communications to the Board of Directors” for additional restrictions.  The Committee determines if the prospective nominee meets the specific qualifications set forth in the Committee’s charter, and any other qualifications deemed to be important by the Committee.  During the fiscal year ended December 31, 2024, the Governance Committee convened five times.

The Board believes that diversity is an important attribute of a well-functioning board. The current Board is comprised of one white male, two African American males, two African American females, one Asian female and one Hispanic male. The Governance Committee is responsible for advising the Board upon request on matters of diversity, including race, gender, culture, thought, and geography; and for recommending, as necessary, measures contributing to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise.  In the process of searching for qualified persons to serve on the Board, the Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Committee may retain an executive search firm to help meet the Committee’s diversity objective as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain a diverse Board, the Committee may develop recruitment protocols that seek to include diverse candidates in any director/trustee search. These protocols should: (i) take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers; (ii) strive to use the current network of organizations and trade groups that may help identify diverse candidates; and (iii) periodically review director/trustee recruitment and selection protocols so that diversity remains a component of any director/trustee search.  The Committee shall, as it deems appropriate, periodically review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise, and diversity, including racial and gender diversity, required for the Board to fulfill its duties.  The following individuals serve as members of the Board’s Governance Committee: Messrs. Harper, Ramos and Williams, and Mses. Gresham Bullock, Fang and Jones.

CVT Index Portfolios9SAI dated May 1, 2025

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Fund is the Board’s oversight of the risk management of the Fund’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Fund, the Adviser, and other service providers to the Fund have implemented various processes, procedures and controls intended to identify and address risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Adviser and the Fund, including the Fund’s Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Fund’s independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Fund’s CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives regular reports from the Adviser on the investments and securities trading of the Fund, including its investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund’s securities.  The Board also receives reports from the Fund’s primary service providers regarding their operations as they relate to the Fund.

Share Ownership.  The following table shows the dollar range of equity securities beneficially owned by each Director in each Fund and in the Calvert family of funds overseen by the Director, which may include shares, if any, deemed to be beneficially owned by a noninterested Director through a deferred compensation plan as of December 31, 2024.

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Alice Gresham Bullock(2)	Karen Fang(2)	Miles D. Harper, III(2)	Von M. Hughes(1)	Joy V. Jones(2)	Eddie Ramos(2)	Anthony A. Williams(2)
CVT S&P 500® Index Portfolio	None	None	None	None	None	None	None
CVT S&P MidCap 400® Index Portfolio	None	None	None	None	None	None	None
CVT Nasdaq 100® Index Portfolio	None	None	None	None	None	None	None
CVT Russell 2000® Small Cap Index Portfolio	None	None	None	None	None	None	None
CVT EAFE International Index Portfolio	None	None	None	None	None	None	None
CVT Investment Grade Bond Index Portfolio	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Director in the Calvert Family of Funds	Over $100,000	None	Over $100,000	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	$10,001 - $50,000

(1)Interested Director.

(2)Noninterested Director.

As of December 31, 2024, no noninterested Director or any of their immediate family members owned beneficially or of record any class of securities of Morgan Stanley, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with Morgan Stanley or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

CVT Index Portfolios10SAI dated May 1, 2025

During the calendar years ended December 31, 2023 and December 31, 2024, no noninterested Director (or their immediate family members) had:

(1)Any direct or indirect interest in any Affiliated Entity;

(2)Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Corporation or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or

(3)Any direct or indirect relationship with (i) the Corporation or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

During the calendar years ended December 31, 2023 and December 31, 2024, no officer of any Affiliated Entity served on the Board of Directors of a company where a noninterested Director of the Corporation or any of their immediate family members served as an officer.

Noninterested Directors may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Directors Deferred Compensation Agreement (the “Deferred Compensation Agreement”).  Under the Deferred Compensation Agreement, an eligible Board member may elect to have all or a portion of his or her deferred fees invested in the shares of one or more funds in the Calvert family of funds, and the amount paid to the Board members under the Deferred Compensation Agreement will be determined based upon the performance of such investments.  Deferral of Board members’ fees in accordance with the Deferred Compensation Agreement will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained.  There is no retirement plan for Board members.

The fees and expenses of the Directors of the Corporation are paid by the Fund (and other series of the Corporation). A Board member who is a member of the Calvert organization receives no compensation from the Corporation.  During the fiscal year ended December 31, 2024, the Directors of the Corporation earned the following compensation in their capacities as Board members from the Corporation.  For the year ended December 31, 2024, the Board members earned the following compensation in their capacities as members of the Calvert Fund Boards(1):

Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Corporation(2)	$20,739(3)	$20,550	$22,442	$21,444	$21,298	$19,358
Corporation and Fund Complex(1)	$348,333(4)	$345,000	$376,667	$360,000	$357,500	$325,000

(1)As of May 1, 2025, the Calvert fund complex consists of 45 registered investment companies. Cari M. Dominguez retired as a Director effective December 31, 2024. For the fiscal year ended December 31, 2024, Ms. Dominguez received Directors fees of $18,762 from the Corporation. For the calendar year ended December 31, 2024, she received $315,000 from the Corporation and Fund Complex

(2)The Corporation consisted of 9 Funds as of December 31, 2024.

(3)Includes $4,148 of deferred compensation.

(4)Includes $69,667 of deferred compensation.

Fund Organization

Corporation. Each Fund is a series of the Corporation, which was organized as a Maryland corporation on January 24, 1984 and is operated as an open-end management investment company.  Effective May 1, 2024, the Corporation changed its name from Calvert Variable Products, Inc. to Calvert Variable Trust, Inc.  Also, effective May 1, 2024, Calvert VP S&P 500® Index Portfolio changed its name to CVT S&P 500® Index Portfolio, Calvert VP S&P MidCap 400® Index Portfolio changed its name to CVT S&P MidCap 400® Index Portfolio, Calvert VP Nasdaq 100® Index Portfolio changed its name to CVT Nasdaq 100® Index Portfolio, Calvert VP Russell 2000® Small Cap Index Portfolio changed its name to CVT Russell 2000® Small Cap Index Portfolio, Calvert VP EAFE International Index Portfolio changed its name to CVT EAFE International Index Portfolio and Calvert VP Investment Grade Bond Index Portfolio changed its name to CVT Investment Grade Bond Index Portfolio.  The Corporation may issue its shares ($0.10 par value per share) in one or more series (such as a Fund).  The Directors of the Corporation have divided the shares of each Fund (with the exception of CVT S&P 500® Index Portfolio) into multiple classes.  Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Directors have the authority under the Articles of Incorporation to create additional classes of shares with differing rights and privileges.  When issued and outstanding, shares are fully paid and nonassessable by the Corporation.  Shareholders of the Corporation are entitled to one vote for each full share held unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for Variable Contracts.  Participating insurance companies provide Variable Contract holders the right to direct

CVT Index Portfolios11SAI dated May 1, 2025

the voting of Fund shares at shareholder meetings to the extent required by law.  Individual Variable Contract holders are not shareholders of the Fund.  The Fund may also sell its shares to qualified pension and retirement plans and other eligible investors.  Plan sponsors and participating insurance companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Variable Contract holders.  See the Prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.  Fractional shares may be voted proportionately.  Shares of all Funds in the Corporation will be voted together with respect to the election or removal of Directors and on other matters affecting all Funds similarly.   On matters affecting only a particular Fund, all shareholders of the affected Fund will vote together as a single class, except that only shareholders of a particular class may vote on matters affecting only that class.  Shares have no preemptive or conversion rights and are freely transferable.  In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors of the Corporation holding office have been elected by shareholders.  In such an event the Directors then in office will call a shareholders’ meeting for the election of Directors.  Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Corporation’s By-laws, the Directors shall continue to hold office and may appoint successor Directors.  The Corporation’s By-laws provide that any Director may be removed with or without cause, at any time by a vote of the majority of the votes entitled to be cast generally for the election of Directors at a special meeting of Shareholders called for that purpose.  The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Director and that the Corporation is required to provide assistance in communication with shareholders about such a meeting.

The Corporation’s Articles of Incorporation may be amended at any time in accordance with the laws of Maryland.  The Corporation’s By-laws provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Corporation.  However, no indemnification is required to be provided to any Director or officer for any liability to the Corporation or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Generally, each Fund’s shareholders will vote Fund shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which may be described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.  A participating insurance company will vote all Fund shares for which it has not received voting instructions as well as shares it owns, in proportion to the votes received from contract holders or policy owners. As a result of proportional voting, a small number of contract holders and/or policy owners may determine the outcome of a shareholder vote.

Proxy Voting Policy.  The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Adviser Policies”).  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of research, implementation, execution, recordkeeping and reporting services.  The members of the Board will review a Fund's proxy voting records from time to time and will review annually the Adviser Policies.  For a copy of the Fund Policy and Adviser Policies, see Appendix E and Appendix F, respectively.  Pursuant to certain provisions of the 1940 Act relating to funds investing in other funds, a Fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund.   Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-368-2745, (2) on the SEC’s website at http://www.sec.gov and (3) on the Funds’ website at https://www.calvert.com/Proxy-Voting.php.

Process for Delivering Shareholder Communications to the Board of Directors.  Any shareholder who wishes to send a communication to the Board of Directors of a Fund should send the communication to the attention of the Fund’s Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
One Post Office Square
Boston, MA 02109

All communications should state the specific Calvert fund to which the communication relates. After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Directors.

CVT Index Portfolios12SAI dated May 1, 2025

In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of the Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund. Shareholders of the Fund who wish to nominate a candidate to the Board must submit the recommendation in writing to the attention of the Fund’s Secretary at One Post Office Square, Boston, MA 02109. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Director. A shareholder wishing to recommend to the Governance Committee of the Fund a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. As described in the Prospectus, CRM is the investment adviser to each Fund and with respect to each Fund (with the exception of CVT EAFE International Index Portfolio), Ameritas Investment Partners, Inc. (“AIP”) is the sub-adviser. CRM is an indirect, wholly owned subsidiary  of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Corporation.  The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by each Fund and what portion, if any, of each Fund’s assets will be held uninvested.  The investment advisory agreement between each Fund and CRM (the “Investment Advisory Agreement” or the “Agreement”) and the investment sub-advisory agreement between each Fund (with the exception of CVT EAFE International Index Portfolio), and AIP (the “Investment Sub-Advisory Agreement” or the “Agreement”) requires the investment adviser or sub-adviser, as the case may be, to pay the compensation and expenses of all officers and Directors who are members of the investment adviser's or sub-adviser's organization and all personnel of the investment adviser or sub-adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the Prospectus.

The following table sets forth the net assets of each Fund as of December 31, 2024 and the advisory fees paid to CRM for the last three fiscal years:

	Net Assets at 12/31/2024	Advisory Fee for Fiscal Years Ended
Fund		12/31/2024	12/31/2023	12/31/2022
CVT S&P 500® Index Portfolio	$516,945,370	$901,424	$793,416	$821,816
CVT S&P MidCap 400® Index Portfolio	$606,590,425	$1,206,681	$1,110,878	$1,166,161
CVT Nasdaq 100® Index Portfolio	$517,381,079	$1,328,064	$935,154	$807,464
CVT Russell 2000® Small Cap Index Portfolio	$288,966,785	$680,253	$548,495	$521,141
CVT EAFE International Index Portfolio	$158,292,027	$452,935	$376,894	$339,704
CVT Investment Grade Bond Index Portfolio	$112,351,706	$230,983	$233,932	$257,150

CVT Index Portfolios13SAI dated May 1, 2025

The following table shows the operating expenses of the Funds allocated to CRM, pursuant to an expense reimbursement agreement for the fiscal years ended December 31, 2024, 2023 and 2022.

Fund	2024	2023	2022
CVT S&P 500® Index Portfolio	$757,758	$710,776	$701,781
CVT S&P MidCap 400® Index Portfolio	$672,909	$654,539	$651,150
CVT Nasdaq 100® Index Portfolio	$454,762	$361,288	$320,982
CVT Russell 2000® Small Cap Index Portfolio	$442,941	$414,762	$380,065
CVT EAFE International Index Portfolio	$275,559	$281,063	$265,985
CVT Investment Grade Bond Index Portfolio	$200,047	$203,797	$206,517

Pursuant to an investment sub-advisory agreement between CRM and AIP, CRM pays compensation to AIP for providing sub-advisory services to CVT S&P 500® Index Portfolio, CVT S&P MidCap 400® Index Portfolio, CVT Nasdaq 100® Index Portfolio, CVT Russell 2000® Small Cap Index Portfolio and CVT Investment Grade Bond Index Portfolio.

The following table sets forth the sub-advisory fees paid by CRM to the Sub-Adviser for the past three fiscal years:

Fund	2024	2023	2022
CVT S&P 500® Index Portfolio	$250,396	$220,393	$228,282
CVT S&P MidCap 400® Index Portfolio	$301,670	$277,719	$291,540
CVT Nasdaq 100® Index Portfolio	$221,344	$155,859	$134,577
CVT Russell 2000® Small Cap Index Portfolio	$136,051	$109,699	$104,228
CVT Investment Grade Bond Index Portfolio	$57,746	$58,483	$64,288

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely  thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Directors of the Corporation cast at a meeting specifically called for the purpose of voting on such approval pursuant to the requirements of the 1940 Act and (ii) by the Board of the Corporation or by vote of a majority of the outstanding voting securities of the Fund.  Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others.  Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.  Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

Information About CRM and Eaton Vance. CRM is a subsidiary of Eaton Vance.  CRM and Eaton Vance are business trusts organized under the laws of the Commonwealth of Massachusetts.  EV serves as trustee of CRM and Eaton Vance.  EV, Eaton Vance and CRM are indirect wholly owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Information about AIP.  AIP is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company. AIP provides a broad range of investment services in a variety of asset classes and is located in Lincoln, NE.  As of December 31, 2024, AIP’s assets under management totaled approximately $27.2 billion.

Code of Ethics.  The investment adviser, sub-adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act.  Under the Codes, employees of the investment adviser, the sub-adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

CVT Index Portfolios14SAI dated May 1, 2025

Portfolio Managers.  The portfolio managers (each referred to as a “portfolio manager”) of each Fund are listed below.  The following table shows, as of the Funds’ most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kevin L. Keene
Registered Investment Companies(1)	7	$2,132.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$6,004.3	0	$0
Jay Martin
Registered Investment Companies(1)	1	$115.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$11,248.9	0	$0
Jennifer Mihara(2)
Registered Investment Companies(1)	55	$36,134.6(3)	0	$0
Other Pooled Investment Vehicles	6	$689.4	0	$0
Other Accounts	113,834	$297,916.8(4)	0	$0
Gordon Wotherspoon(2)
Registered Investment Companies(1)	18	$17,049.3(3)	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	113,834	$297,916.8(4)	0	$0

(1)Includes the Fund(s).

(2)This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(3)This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts.  Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

(4)For Accounts that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program.

The following table shows the dollar range of equity securities beneficially owned (or held notionally through IMAP) in a Fund by its portfolio manager(s) as of the Funds’ most recent fiscal year ended December 31, 2024 and in the Calvert family of funds as of December 31, 2024.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Calvert Family of Funds
CVT S&P 500® Index Portfolio
Kevin L. Keene	None	None
CVT S&P MidCap 400® Index Portfolio
Kevin L. Keene	None	None

CVT Index Portfolios15SAI dated May 1, 2025

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Calvert Family of Funds
CVT Nasdaq 100® Index Portfolio
Kevin L. Keene	None	None
CVT Russell 2000® Small Cap Index Portfolio
Kevin L. Keene	None	None
CVT EAFE International Index Portfolio
Jennifer Mihara	None	None
Gordon Wotherspoon	None	None
CVT Investment Grade Bond Index Portfolio
Jay Martin	None	None

Conflicts of Interest for CRM.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of each Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among each Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between each Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to each Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for CRM. The compensation structure of MSIM, including its affiliates that are investment advisers, is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to employees of MSIM and its affiliates that are investment advisers is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the investment adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•Cash bonus

•Deferred compensation:

•A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the investment adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum

CVT Index Portfolios16SAI dated May 1, 2025

of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM and its affiliates that are investment advisers compensate employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•Revenue and profitability of the firm

•Return on equity and risk factors of both the business units and Morgan Stanley

•Assets managed by the portfolio manager

•External market conditions

•New business development and business sustainability

•Contribution to client objectives

•Team, product and/or MSIM and its affiliates that are investment advisers performance

•The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Conflicts of Interest for AIP. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds on one hand, and the management of other registered investment companies and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same indexes the Funds track or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Fund.

A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying guidelines. Often, an investment opportunity may be suitable for both the Funds and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Funds and other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Funds and another account. AIP has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

CVT Index Portfolios17SAI dated May 1, 2025

Compensation Structure for AIP.  Compensation with respect to management of the Funds listed above and other accounts is shown in the table below:

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	AIP	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	AIP

The annual short-term incentive bonus is calculated as a percentage of base salary and on various criteria, including annual profitability compared to its budget, assets under management, personal performance criteria and specific performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.

Deferred Compensation	AIP

Senior leaders and vice presidents who exceed 401(a) compensation limit may defer a portion of their compensation over an agreed-upon time. Such deferrals may be directed among various investment options, including some Calvert Funds.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None

Vice Presidents also are eligible to participate in a long-term incentive plan (LTIP). LTIP is calculated as a percentage of base salary at the beginning of each three-year cycle multiplied by a Target Incentive Percentage (TIP). The LTIP portion for the 2023 – 2025 cycle is based on growth in realized equity and weighted customer numbers (lives).

Commodity Futures Trading Commission Registration.  The CFTC has adopted certain regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to the management of each Fund and the other funds it manages.  Accordingly neither the Funds nor the investment adviser or sub-adviser is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.  The CFTC has neither reviewed nor approved each Fund's investment strategies or this SAI.

Administrative Services. As indicated in the Prospectus, CRM serves as administrator of each Fund under an Administrative Services Agreement.  Each Fund is authorized to pay CRM an annual fee for providing administrative services to the Fund.  Under the Administrative Services Agreement, CRM has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

The administrative fee paid by each Fund is 0.12% of average daily net assets and is payable monthly.

The administrative services fees paid by the Funds to CRM for the last three fiscal years are as follows:

Fund	2024	2023	2022
CVT S&P 500® Index Portfolio	$600,950	$528,944	$547,877
CVT S&P MidCap 400® Index Portfolio	$724,009	$666,526	$699,696
CVT Nasdaq 100® Index Portfolio	$531,226	$374,061	$322,986
CVT Russell 2000® Small Cap Index Portfolio	$326,521	$263,277	$250,148
CVT EAFE International Index Portfolio	$181,174	$150,757	$135,881
CVT Investment Grade Bond Index Portfolio	$138,590	$140,359	$154,290

Sub-Transfer Agency Support Services.  Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  Under the agreement, Eaton Vance provides:  (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services.  For the services it provides, Eaton Vance receives an aggregate annual fee equal to the actual expenses incurred by Eaton Vance in the performance of such services.  Each Fund pays a pro rata share of such fee.  For the fiscal year ended December 31, 2024, Eaton Vance earned the following pursuant to the agreement:

CVT S&P 500® Index Portfolio	CVT S&P MidCap 400® Index Portfolio	CVT Nasdaq 100® Index Portfolio	CVT Russell 2000® Small Cap Index Portfolio	CVT EAFE International Index Portfolio	CVT Investment Grade Bond Index Portfolio
$496	$682	$566	$782	$832	$466

CVT Index Portfolios18SAI dated May 1, 2025

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the sub-adviser, the principal underwriter or the administrator).  In the case of expenses incurred by the Corporation, each Fund is responsible for its pro rata share of those expenses.  Pursuant to the Amended and Restated Multiple Class Plan for Calvert Funds, Fund expenses are allocated to each class on a pro rata basis, except that distribution and service fees are allocated exclusively to the class that incurs them.

OTHER SERVICE PROVIDERS

Principal Underwriter.  Eaton Vance Distributors, Inc. (“EVD”), One Post Office Square, Boston, MA 02109 is the principal underwriter of each Fund with respect to the continuous offering of each Fund’s shares.  The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Corporation.  The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter.  The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund.  The Distribution Agreement is renewable annually by the members of the Board (including a majority of the noninterested Directors who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Directors or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment.  The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold.  EVD is an indirect wholly owned subsidiary of Morgan Stanley.

Custodian.  State Street Bank and Trust Company (“State Street”), One Congress Street, Boston, MA 02114-2016, serves as custodian to each Fund.  State Street has custody of all cash and securities of each Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund.  In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Corporation.  State Street also provides services in connection with the preparation of shareholder reports and Form N-CSR filings and the electronic filing of such reports with the SEC.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP (“Deloitte”), 115 Federal Street, Suite 15, Boston, MA 02110-1894, independent registered public accounting firm, audits each Fund's financial statements. Deloitte and/or its affiliates provide other audit and related services to each Fund.

The Funds have agreed to indemnify and hold the Funds' prior auditor, which served as each Fund’s independent registered public accounting firm for the year ended December 31, 2020, harmless against and from any and all legal costs and expenses incurred by the prior auditor in successful defense of any legal action or proceeding that arises as a result of the prior auditor's consent to the incorporation by reference of its audit report on the Funds' past financial statements incorporated by reference in this registration statement.

Transfer Agent.  SS&C GIDS, Inc. (“SS&C GIDS”), 80 Lamberton Road, Windsor, CT  06095, serves as transfer and dividend disbursing agent for each Fund.

Securities Lending Agent.  State Street serves as securities lending agent.  For the fiscal year ended December 31, 2024, State Street provided the following administrative services pursuant to a Securities Lending Authorization Agreement with the Funds listed in the table(s) below, subject to guidelines and restrictions provided by the Funds: (i) entering into loans with approved borrowers; (ii) receiving/holding collateral from borrowers and facilitating the investment/reinvestment of cash collateral; (iii) monitoring daily the market value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms and, when necessary, loan premiums; (v) selecting securities to be loaned; (vi) recordkeeping, account servicing and providing statements; (vii) monitoring dividend/distribution activity and crediting the Fund account when necessary; and (viii) arranging for the return of loaned securities to the Funds at loan termination.  Income and fees accrued from securities lending activities for the fiscal year ended December 31, 2024 are shown in the following table(s).

CVT Index Portfolios19SAI dated May 1, 2025

CVT S&P 500® Index Portfolio	Securities Lending Activities
Gross income from securities lending activities	$13,871
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$564
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$79
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$10,081
Other	$0
Aggregate fees/compensation for securities lending activities	$10,724
Net income from securities lending activities	$3,147

CVT S&P MidCap 400® Index Portfolio	Securities Lending Activities
Gross income from securities lending activities	$232,617
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,939
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,403
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$205,538
Other	$0
Aggregate fees/compensation for securities lending activities	$210,880
Net income from securities lending activities	$21,737

CVT Index Portfolios20SAI dated May 1, 2025

CVT Nasdaq 100® Index Portfolio	Securities Lending Activities
Gross income from securities lending activities	$111,313
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$8,548
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$425
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$53,538
Other	$0
Aggregate fees/compensation for securities lending activities	$62,511
Net income from securities lending activities	$48,802

CVT Russell 2000® Small Cap Index Portfolio	Securities Lending Activities
Gross income from securities lending activities	$487,937
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$39,176
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,016
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$224,733
Other	$0
Aggregate fees/compensation for securities lending activities	$265,925
Net income from securities lending activities	$222,012

CVT Index Portfolios21SAI dated May 1, 2025

CVT EAFE International Index Portfolio	Securities Lending Activities
Gross income from securities lending activities	$211,217
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,211
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,321
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$188,549
Other	$0
Aggregate fees/compensation for securities lending activities	$193,081
Net income from securities lending activities	$18,136

CVT Investment Grade Bond Index Portfolio	Securities Lending Activities
Gross income from securities lending activities	$127,070
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,261
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$766
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$111,212
Other	$0
Aggregate fees/compensation for securities lending activities	$114,239
Net income from securities lending activities	$12,831

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets.  The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value.  Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•Equity securities (including common stock, exchange-traded funds, closed-end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or, if there are no reported sales, at the mean between the bid and asked price on the primary exchange on which they are traded.

CVT Index Portfolios22SAI dated May 1, 2025

•Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities.  The pricing service may use a pricing matrix to determine valuation.

•Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.

•Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.

•Senior and Junior Loans (as defined in the “Additional Information About Investment Strategies and Risks” section of this SAI) are valued on the basis of prices furnished by a pricing service.  The pricing service uses transactions and market quotations from brokers in determining values.

•Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.

•Exchange-traded options are valued at the mean of the bid and asked prices.  Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

•Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty) or, for total return swaps, based on market index data.

•Precious metals are valued at the New York Composite mean quotation.

•Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.

•Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices are generally based on fair valuation provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued using fair value methods by the investment adviser as the Fund’s ″valuation designee″ pursuant to Rule 2a-5 of the 1940 Act. The investment adviser, as valuation designee, is responsible for establishing fair valuation methodologies and making fair value determinations on behalf of the Funds for those portfolio securities for which no readily available market quotations exist (or for which market quotations are not reliable) and for other Fund investments that are not securities. Such fair value methodologies may include consideration of relevant factors, including but not limited to (i) the type of security and the existence of any contractual restrictions on the security’s disposition; (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities; (iii) quotations or relevant information obtained from broker-dealers or other market participants; (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (v) an analysis of the company’s or entity’s financial statements; (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; (vii) any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser.  For purposes of fair valuation, the portfolio managers of one fund managed by the investment adviser that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another fund managed by the investment adviser.  As such, at times the fair value of a Loan determined by certain portfolio managers of the investment adviser may vary from the fair value of the same Loan determined by other portfolio managers.

PURCHASING AND REDEEMING SHARES

The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

As disclosed in the Prospectus, each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case fees and commissions may be incurred to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Any redemption in-kind would be made in accordance with policies adopted by the Fund, which allow the Fund to distribute securities pro rata or as selected by the investment adviser or sub-adviser(s), if applicable.

CVT Index Portfolios23SAI dated May 1, 2025

Each Fund participates with other funds managed by Eaton Vance and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement and may borrow amounts available thereunder for temporary purposes, such as meeting redemptions. See “Additional Information about Investment Strategies and Risks – Borrowing for Temporary Purposes” herein.

As noted above, each Fund may pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of securities. All requests for redemptions in-kind must be in good order. Provided the redemption request is received by the Fund not later than 12:00 p.m. (Eastern Time) on the day of the redemption, the Fund may in its discretion, if requested, provide an estimate of the securities to be distributed. Any difference between the redemption value of the distributed securities and the value of the Fund shares redeemed will be settled in cash. Securities distributed in a redemption in-kind would be valued pursuant to the Fund’s valuation procedures and selected by the investment adviser or sub-adviser(s), if applicable. If securities are received in a redemption in-kind, fees and commissions may be incurred in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.

Each Fund currently does not foresee any disadvantages to policy owners arising out of the fact that the Fund intends to offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products.  Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.  If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted.  This might force the Fund to sell portfolio securities at disadvantageous prices.  In addition, the Board may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places.  In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

Distribution Plans

The Corporation has in effect a compensation-type Distribution Plan for Class F shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of the Class F shares and to make payments in connection with the distribution of such shares and (ii) pay fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, insurance companies, financial intermediaries and other persons.  The distribution fees payable under the Plan shall not exceed 0.25% (in the case of CVT Nasdaq 100® Index Portfolio and CVT Investment Grade Bond Index Portfolio) and 0.20% (in the case of CVT S&P MidCap 400® Index Portfolio, CVT Russell 2000® Small Cap Index Portfolio and CVT EAFE International Index Portfolio) of the average daily net assets attributable to Class F shares for any fiscal year.  Distribution fees are paid monthly in arrears.  For the distribution fees paid by Class F shares, see Appendix A.

The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Directors of the Corporation who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Directors then in office.  The Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class.  Quarterly Board member review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made is required.  The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Board.  So long as the Plan is in effect, the selection and nomination of the noninterested Directors shall be committed to the discretion of such Directors.  The Directors, including the Plan Trustees, initially approved the current Plan on October 14, 2016.  Any Board member who is an “interested” person of the Corporation has an indirect financial interest in the Plan because his or her employer (or affiliates thereof) receive distribution and/or service fees under the Plan or agreements related thereto.

Distribution fee payments made to the principal underwriter and insurance companies and affiliated broker-dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts.  By providing incentives to the principal underwriter and insurance companies and affiliated broker-dealers, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of a Fund.  Based on the foregoing and other relevant factors, the Directors of the Corporation have determined that in their judgment there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders.

CVT Index Portfolios24SAI dated May 1, 2025

Shareholder Servicing Plan

Shares of each Fund are subject to a shareholder servicing fee payable to Service Organizations for providing services to shareholders pursuant to the Shareholder Servicing Plan adopted for shares of the Fund at a rate of up to 0.11% (on an annual basis) of the average daily net asset value of the Fund’s shares held by customers of such Service Organizations.  For the shareholder servicing fees paid, see Appendix A, Appendix B and Appendix C.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION

The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund.  See the Funds' Prospectus for information on disclosure made in filings with the SEC and/or posted on the Calvert website (www.calvert.com).  As a general matter, portfolio holdings information does not include statistics derived from a Fund’s holdings in the aggregate or information about only a portion of a Fund’s holdings. Portfolio holdings information generally may be disclosed to any person following public disclosure, including the filing of the portfolio holdings information with the SEC or the posting of the information to the Calvert website. Pursuant to the Policies, information about portfolio holdings of a Fund may also be disclosed as follows:

•Confidential disclosure for a legitimate Fund purpose:  Portfolio holdings information may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential.  Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information.  The Policies permit disclosure of portfolio holdings information periodically without a lag to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser and its affiliates (including portfolio managers), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the Prospectus;  2) a Fund’s investment adviser or its affiliates in connection with a seed investment in the Fund, provided such information is made available to the seed investor for the purpose of satisfying reporting obligations and/or the seed investor’s risk management purposes;  3) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 4) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement.  To the extent applicable to a Calvert fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund; in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and S&P Global Ratings); analytical service providers engaged by the investment adviser or sub-adviser, if applicable (SS&C Advent, Bloomberg L.P., Evare, FactSet, McMunn Associates, Inc., MSCI/Barra and The Yield Book, Inc.); proxy evaluation vendors (Institutional Shareholder Services Inc.); pricing services (Intercontinental Exchange (ICE), LSEG Data and Analytics, Pricing Direct, S&P Global, and WM Reuters), which receive information as needed to price a particular holding; translation services; statistical rating agencies; third-party reconciliation services; lenders under Fund credit facilities (Citibank, N.A. and its affiliates); consultants and other product evaluators (Morgan Stanley Smith Barney LLC); other service providers (Morgan Stanley Investment Management); and, for purposes of facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers and mortgage-backed securities dealers). As described above, information about only a portion of a Fund’s holdings is generally not considered portfolio holdings information and, to the extent that information about only a portion of a Fund’s holdings is disclosed to investment dealers or other intermediaries for the purpose of facilitating the purchase or sale of portfolio securities, the Fund may not require the recipient of such information to enter into a confidentiality agreement.  The Fund may also provide a shareholder receiving redemption proceeds in-kind with information concerning the securities to be distributed.  To the extent the redeeming shareholder receives information regarding only a relatively limited portion of the securities owned by the Fund, this information is not expected to constitute “portfolio holdings information” within the meaning of the Policies.  To the extent the redeeming shareholder receives information regarding a significant portion of the securities held by the Fund, the redeeming shareholder may be required to agree to keep the information confidential, except to the extent necessary to dispose of the securities.  Additional categories of permitted disclosures involving a legitimate business purpose of a Fund may be approved by the Fund’s Board from time to time.

CVT Index Portfolios25SAI dated May 1, 2025

•Historical portfolio holdings information:  From time to time, each Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously.  In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Calvert website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

The Funds, the investment adviser, sub-adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of a Fund’s portfolio holdings information.

The Policies may not be waived, or exceptions made, without the consent of the CCO of the Funds.  The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders.  In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, sub-adviser, principal underwriter or other affiliated person.  The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting.  The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund.  However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

The following is a summary of some of the tax consequences affecting each Fund and its shareholders.  As used below, “the Fund” refers to each Fund listed on the cover of this SAI, except as otherwise noted.  The summary does not address all of the special tax rules applicable to certain classes of investors, such as individual retirement accounts and employer sponsored retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the U.S. federal, state and local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund.  The Fund, as a series of the Corporation, is treated as a separate entity for U.S. federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income, if any) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax.  Based on advice of counsel, the Fund generally will not recognize gain or loss on its distribution of appreciated securities in shareholder-initiated redemptions of its shares.  If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, it will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its most recent taxable year.

The Fund also seeks to avoid the imposition of a U.S. federal excise tax on its ordinary income and capital gain net income. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (excluding tax-exempt income, if any) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year (or November 30 or December 31, if the Fund makes the election referred to above), after reduction by any available capital loss carryforwards, and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not distributed out during such year and on which the Fund paid no U.S. federal

CVT Index Portfolios26SAI dated May 1, 2025

income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of tax-exempt income and net capital gain (if any), will be taxable to a shareholder as dividend income. However, such distributions may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

In certain situations, the Fund may, for a taxable year, elect to defer all or a portion of its net capital losses (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary losses (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Tax Consequences of Certain Investments.  The following summary of the tax consequences of certain types of investments applies to the Fund.  References below to “the Fund” are to any Fund that can engage in the particular practice as described in the prospectus or SAI.

Securities Acquired at Market Discount or with Original Issue Discount.  Investment in securities acquired in zero coupon, deferred interest, payment-in-kind and certain other securities with original issue discount, generally may cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.  Generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and the rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Lower Rated or Defaulted Securities.  Investments in securities that are at risk of, or are in, default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Municipal Obligations. Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount on the obligations attributable to original issue discount) is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

Tax Credit Bonds.  If the Fund holds, directly or indirectly, one or more tax credit bonds issued on or before December 31, 2017 (including Build America Bonds, clean renewable energy bonds and other qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate

CVT Index Portfolios27SAI dated May 1, 2025

share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Derivatives.  The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of Fund distributions.

Investments in “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All “section 1256 contracts” held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in “section 1256 contracts” closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.  Unless an election is made, net section 1256 gain or loss on forward currency contracts will be treated as ordinary income or loss.

Fund positions in index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received by the Fund is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain. For an option purchased by the Fund that is not a “section 1256 contract”, any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Short Sales. In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered to be capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered.

Constructive Sales.  The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after

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the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Investments and Currencies.  The Fund’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease the Fund’s income on such securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty, if any. If more than 50% of the value of the Fund’s assets at year end consists of debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at the Fund level, shareholder level and, if applicable, Portfolio level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, the Fund or Portfolio, if applicable, must own a dividend-paying stock for more than 15 days during the 31-day period beginning 15 days prior to the ex-dividend date in order to pass through to shareholders a credit or deduction for any foreign withholding tax on a dividend paid with respect to such stock. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the 31-day period beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax credit or deduction with respect to a given dividend. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such taxes. Individual shareholders subject to the U.S. federal alternative minimum tax (“AMT”) may not deduct such taxes for AMT purposes.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.

Investments in PFICs could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. This election must be made separately for each PFIC, and once made, would be effective for all subsequent taxable years unless revoked with the consent of the IRS. The Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

U.S. Government Securities.  Distributions paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to

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consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Real Estate Investment Trusts (“REITs”).  Any investment by the Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.   Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025.  Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a qualified publicly traded partnership will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership interest directly.

Inflation-Indexed Bonds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income (see “Securities Acquired at Market Discount or with Original Issue Discount” above).  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital (see “Taxation of Fund Shareholders” below).

Taxation of Fund Shareholders.  Subject to the discussion of distributions of tax-exempt income below, Fund distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Fund distributions of net gains from investments held for more than one year and that are properly reported by the Fund as capital gain dividends are generally taxable as long-term capital gains. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Taxes on distributions of capital gains are determined by how long the Fund owned (or is treated as having owned) the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund.  Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they are made out of the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Distributions paid by the Fund during any period may be more or less than the amount of net investment income and capital gains actually earned during the period.  If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.  A shareholder’s tax basis cannot go below zero and any return of capital in excess of a shareholder’s tax basis will be treated as capital gain.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made.  However, for U.S. federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared.  Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than in the year paid.

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The amount of distributions payable by the Fund may vary depending on general economic and market conditions, the composition of investments, current management strategy and Fund operating expenses.  The Fund will inform shareholders of the tax character of distributions annually to facilitate shareholder tax reporting.

The Fund may elect to retain its net capital gain, in which case the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at regular corporate tax rates.  In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.  The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If a shareholder buys shares when the Fund has unrealized or realized but not yet distributed ordinary income or capital gains, the shareholder will pay full price for the shares and then may receive a portion back as a taxable distribution even though such distribution may economically represent a return of the shareholder’s investment.

Tax-Exempt Income.  Distributions by the Fund of net tax-exempt interest income that are properly reported as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for U.S. federal income tax purposes under Section 103(a) of the Code.  In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular U.S. federal income tax under Code Section 103(a).  Interest on certain municipal obligations may be taxable for purposes of the U.S. federal AMT for non-corporate taxpayers and for state and local purposes.  Fund shareholders are required to report tax-exempt interest on their U.S. federal income tax returns.

Exempt-interest dividends received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to U.S. federal income tax.  Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares that distributes exempt-interest dividends will not be deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding properly reported capital gain dividends. If a shareholder receives exempt-interest dividends with respect to any Fund share and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.  Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of exempt-interest dividends from the Fund may affect a foreign corporate shareholder’s U.S. federal “branch profits” tax liability and the U.S. federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a U.S. federal AMT, the U.S. federal “branch profits” tax, or the U.S. federal “excess net passive income” tax.

Qualified Dividend Income.  “Qualified dividend income” received by an individual is generally taxed at the rates applicable to long-term capital gain. In order for a dividend received by Fund shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stock in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.  In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other

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requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain with respect to the sale of stocks and securities included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends-Received Deduction for Corporations.  A portion of distributions made by the Fund which are derived from dividends from U.S. corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days (more than 90 days in the case of certain preferred stock) during the 91-day period beginning 45 days before the ex-dividend date (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or if the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify for the DRD.

Recognition of Unrelated Business Taxable Income by Tax-Exempt Shareholders.  Under current law, tax-exempt investors generally will not recognize unrelated business taxable income (“UBTI”) from distributions from the Fund. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI if shares in the Fund constitute debt-financed property in the hands of a tax-exempt shareholder within the meaning of Code section 514(b). In addition, certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute income taxable as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, employer sponsored retirement plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for foreign shareholders even from certain tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Sale, Redemption or Exchange of Fund Shares.  Generally, upon the sale, redemption or (if permitted) exchange of Fund shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s adjusted basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in a shareholder’s hands, and generally will be long-term capital gain or loss if the shares are held for more than one year, and short-term capital gain or loss if the shares are held for one year or less.

Any loss realized upon the sale or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any Fund distributions of capital gain dividends with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the date of sale or other disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.   See the prospectus for information regarding any permitted exchange of Fund shares.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) on or before January 31 of the following calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to a shareholder’s tax basis in some or all of any other shares acquired.

Applicability of Medicare Contribution Tax.  The Code imposes a 3.8% Medicare contribution tax on the net investment income of certain U.S. individuals, estates and trusts. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over certain threshold amounts. Net investment income includes, among other things, interest, dividends and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Back-Up Withholding for U.S. Shareholders.  Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of U.S. federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges). An

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individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxation of Foreign Shareholders.  In general, dividends (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person” or “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The withholding tax does not apply to regular dividends paid to a foreign person who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the foreign person’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if the foreign person were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to an additional U.S. federal “branch profits tax” imposed at a rate of 30% (or lower applicable treaty rate). A foreign person who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate.  A foreign shareholder will generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends, short-term capital gain dividends, interest-related dividends, exempt-interest dividends and amounts retained by the Fund that are reported as undistributed capital gains.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s net long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or substitute form).  In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% (or lower applicable treaty rate) withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. The rules described in this paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation or a foreign shareholder’s participation in a wash sale transaction or the payment of a substitute dividend.

Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Fund’s outstanding shares at any time during the one year period ending on the date of the redemption.

The same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the shorter of the period that the Fund has held such shares or the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain.  If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted basis to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

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In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

Shares of the Fund held by a foreign shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

Compliance with FATCA.  A 30% withholding tax is imposed on U.S.-source dividends, interest and other income items, including those paid by the Fund, paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  If a payment by the Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g.,  dividends attributable to qualified net interest income and dividends attributable to tax-exempt interest income).  The IRS and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Funds pays.  To avoid withholding, foreign financial institutions will need to either enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or, in the event that an applicable intergovernmental agreement and implementing legislation are adopted, agree to provide certain information to other revenue authorities for transmittal to the IRS. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.  Foreign shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

Requirements of IRS Form 8886.  Under Treasury Regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Tax Treatment of Variable Annuity/Variable Life Insurance Funding Vehicles.  Special rules apply to insurance company separate accounts and the Funds (the “Variable Funds”) in which such insurance company separate accounts invest. For U.S. federal income tax purposes, the insurance company separate accounts that invest in a Variable Fund will be treated as receiving the income from the Variable Fund’s distributions to such accounts, and holders of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”) generally will not be taxed currently on income or gains realized with respect to such contracts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code (“Section 817(h)”) must be satisfied. To determine whether such diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a RIC in which it owns shares (the “Underlying Fund”) if, among other requirements, (1) all the shares of the Underlying Fund are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable contract, in each case subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single Underlying Fund without being considered nondiversified, provided that the Underlying Fund meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the Underlying Fund is considered to be held by the segregated asset account. Because each Variable Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Underlying Fund, each Variable Fund intends to comply with the Section 817(h) diversification requirements. If a Variable Fund failed to qualify as a RIC, the insurance company separate accounts investing in the

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Variable Fund would no longer be permitted to look through to the Variable Fund’s investments and, thus, would likely fail to satisfy the Section 817(h) diversification requirements.

A Variable Fund can generally satisfy the Section 817(h) diversification requirements in one of two ways. First, the requirements will be satisfied if each Variable Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. Alternatively, the diversification requirements will be satisfied with respect to Variable Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Variable Fund’s total assets consists of cash, cash items (including receivables), U.S. Government securities, and securities of other RICs, and (ii) the Variable Fund satisfies the additional diversification requirements for qualification as a RIC under Subchapter M of the Code discussed above. For purposes of the Section 817(h) diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.

A Variable Fund will be considered to be in compliance with the Section 817(h) diversification requirements if it is adequately diversified on the last day of each calendar quarter. A Variable Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the segregated asset account investing in the Variable Fund is not adequately diversified at the required time and the correction procedure described below is not available, a Variable Contract based on the account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current U.S. federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the IRS. The amount of such penalty will be based on the tax the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure also could result in adverse tax consequences for the insurance company issuing the contracts.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the insurance company separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income, and gains produced by those securities would be included currently in the holder’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Variable Fund’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Variable Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks, and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that there is a legislative change or the IRS or Treasury Department issues rulings, regulations, or other guidance, there can be no assurance that a Variable Fund will be able to operate as currently described, or that a Variable Fund will not have to change its investment objective or investment policies. While a Variable Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the

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Variable Funds may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Variable Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Variable Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the U.S. federal, state, and local tax rules that apply to you.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Changes in Taxation.  The taxation of the Fund and shareholders may be adversely affected by future legislation, Treasury Regulations, IRS revenue procedures and/or guidance issued by the IRS.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, or other financial intermediary (each an “intermediary”), are made by the investment adviser.  Each Fund is responsible for the expenses associated with its portfolio transactions.  The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.  The investment adviser places the portfolio security transactions for execution with one or more intermediaries.  The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices that in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates.  In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, which may include, without limitation, the full range and quality of the intermediary’s services, responsiveness of the intermediary to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the intermediary, the reputation, reliability, experience and financial condition of the intermediary, the value and quality of the services rendered by the intermediary in this and other transactions, and the amount of the spread or commission, if any.  In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for each Fund and is otherwise in compliance with applicable law.  The investment adviser may engage in portfolio transactions with an intermediary that sells shares of Calvert funds, provided such transactions are not directed to that intermediary as compensation for the promotion or sale of such shares.

The investment adviser is an “affiliated person,” as defined in the 1940 Act, of Morgan Stanley and its affiliates, including certain intermediaries (as previously defined). As a result, the investment adviser is subject to certain restrictions regarding transactions with Morgan Stanley-affiliated intermediaries, as set forth in the 1940 Act. Under certain circumstances, such restrictions may limit the investment adviser’s ability to place portfolio transactions on behalf of each Fund at the desired time or price. Any transaction the investment adviser enters into with a Morgan Stanley-affiliated intermediary on behalf of each Fund will be done in compliance with applicable laws, rules, and regulations; will be subject to any restrictions contained in each Fund’s investment advisory agreement; will be subject to the investment adviser’s duty to seek best execution; and, will comply with any applicable policies and procedures of the investment adviser, as described below.

Subject to the overriding objective of obtaining the best execution of orders and applicable rules and regulations, as described above, each Fund may use an affiliated intermediary, including a Morgan Stanley-affiliated intermediary, to effect Fund portfolio transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Board. In order to use such affiliated intermediaries, each Fund’s Board must approve and periodically review procedures reasonably designed to ensure that commission rates and other remuneration paid to the affiliated intermediaries are fair and reasonable in comparison to those of other intermediaries for comparable transactions involving similar securities being purchased or sold during a comparable time period.

Pursuant to an order issued by the SEC, each Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with Morgan Stanley. Since March 1, 2021 (the date Morgan Stanley acquired Eaton Vance), each Fund did not effect any principal transactions with any broker-dealer affiliated with Morgan Stanley.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions.  Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.  Transactions in foreign securities often involve the payment of brokerage commissions,

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which may be higher than those in the United States.  There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through intermediaries and banks acting for their own account rather than as brokers.  Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread.  Fixed-income transactions may also be transacted directly with the issuer of the obligations.  In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.  Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided.  This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion.  “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services.  Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law.  Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained.  The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.  The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution.  In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade.  Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs.  The investment adviser may enter into CCA

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arrangements with a number of broker-dealers and other firms, including certain affiliates of the investment adviser.  The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Following its withdrawal from the EU, the United Kingdom adopted many of the provisions of MiFID II, and investment managers in the United Kingdom are required to comply with certain MiFID II equivalent requirements in accordance with rules and guidance issued by the Financial Conduct Authority.

Although the investment adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are subject to MiFID II or equivalent requirements under the law of the United Kingdom, such as Morgan Stanley Investment Management Limited and Eaton Vance Advisers International Ltd (collectively, the “Affiliated Advisers”); accordingly, as applicable, the investment adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that are able to participate in CCAs, and the Affiliated Adviser will pay for research services received with respect to MiFID II client accounts from its own resources.

The investment companies sponsored by the investment adviser or certain of its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies.  Such companies may also pay cash for such information.

Securities considered as investments for each Fund may also be appropriate for other investment accounts managed by the investment adviser or certain of its affiliates.  Whenever decisions are made to buy or sell securities by each Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances.  As a result of such allocations, there may be instances where each Fund will not participate in a transaction that is allocated among other accounts.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to each Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended December 31, 2024, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith. Each Fund did not pay any brokerage commissions to affiliated brokers during the past three fiscal years.

	Brokerage Commissions Paid for the Fiscal Year Ended			Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
	12/31/24	12/31/23	12/31/22	12/31/24	12/31/24
CVT S&P 500® Index Portfolio	$8,516	$7,694	$9,802	$79,703,899	$6,921
CVT S&P MidCap 400® Index Portfolio	$49,540	$61,819(1)	$46,144	$219,597,097	$49,282
CVT Nasdaq 100® Index Portfolio	$9,796	$12,629	$5,534	$86,521,412	$6,731
CVT Russell 2000® Small Cap Index Portfolio	$55,766	$69,023(1)	$52,330	$97,360,598	$52,714
CVT EAFE International Index Portfolio	$20,625	$12,096	$11,668	$37,483,146	$18,342
CVT Investment Grade Bond Index Portfolio	$0	$0	$0	$0	$0

(1) Brokerage commissions increased during the period due to an increase in the amount of purchase and sale activity that involved the payment of a commission.

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As of December 31, 2024, the following Funds held securities of their “regular broker-dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below.

Fund	Broker/Dealer	Amount
CVT S&P 500® Index Portfolio	J.P. Morgan Securities	$6,593,943
	Wells Fargo Securities, LLC	$2,278,656
	Goldman Sachs	$1,751,645
CVT S&P MidCap 400® Index Portfolio	None
CVT Nasdaq 100® Index Portfolio	None
CVT Russell 2000® Small Cap Index Portfolio	None
CVT EAFE International Index Portfolio	HSBC Securities, Inc.	$1,742,991
	Macquarie Capital	$487,423
	Daiwa Securities Co. Ltd.	$79,350
CVT Investment Grade Bond Index Portfolio	Bank of America	$835,162
	Citigroup Global Mkts	$756,241
	J.P. Morgan Securities	$709,604
	Wells Fargo Securities, LLC	$491,627

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser and sub-adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the investment adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the investment adviser and/or the investment adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the investment adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the investment adviser in this section include a Fund’s affiliated sub-adviser (if any) unless otherwise noted.

The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates whether or not specifically identified.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The investment adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In

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addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser, the investment adviser’s investment adviser affiliates or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund including for an extended period of time, resulting in a Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.

Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the investment adviser.

In other instances, Morgan Stanley personnel, including personnel of the investment adviser, will have access to information and personnel of its affiliates. For example, the investment adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The investment adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of the sharing of information).  Also, it may adversely affect a Fund's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a Fund. In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if a Fund is managed by a portfolio management team other than the team holding such information.

Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the investment adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Funds), as applicable, and the investment adviser may make investment decisions for a Fund that differ from those the investment adviser would have made if Morgan Stanley, or other parts, of the investment adviser had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the investment adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Funds.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the investment adviser and one or more of the investment adviser’s investment adviser affiliates. A Fund’s investment

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objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a Fund in the same investment or a Fund's participation in a transaction with such company.

To the extent the investment adviser utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the investment adviser or its affiliates take on Affiliated Investment Accounts take on the same securities when not utilizing such techniques.  This could create conflicts of interest, and it is possible that one or more accounts managed by the investment adviser will achieve investment results that are substantially more or less favorable than those results achieved by a Fund.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Calvert Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio

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companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the investment adviser and its affiliates, including a Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the investment adviser may face conflicts with respect to the interests involved. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that investment adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the investment adviser’s clients, including a Fund, and the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates.

In addition, in certain circumstances, the investment adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund and the investment adviser may make decisions for a Fund that may be more beneficial to one type of shareholder than another.

The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates.

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From time to time, the investment adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a Fund previously invested in the company.

Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the investment adviser. The Morgan Stanley and affiliate trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. For the investment adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department” and collectively, the “Investment Departments”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.

Payments to Broker-Dealers and Other Financial Intermediaries. (For purposes of this Section, “investment adviser” refers to Calvert only). The investment adviser, EVD and/or their affiliates may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting EVD access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different Financial Intermediaries. In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the investment adviser, EVD and their affiliates.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

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The additional compensation received by a given Financial Intermediary from the investment adviser and/or EVD may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the investment adviser or principally underwritten by an affiliate of EVD. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other

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compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

In addition, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests. Due to the restrictions of the 1940 Act, a Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.

Principal Investments. There may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may,

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including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Investments in Morgan Stanley Funds and Other Funds. To the extent permitted by applicable law, a Fund may invest in a fund affiliated with the investment adviser or its affiliates or a fund advised by the investment adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds managed by the investment adviser or its affiliates may pay advisory fees to the investment adviser or its affiliates that are not reduced by any fees payable by such other funds to the Adviser or its affiliates as manager of such other funds (i.e., there may be fees and expenses involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which the investment adviser receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of a Fund. Further, the investment adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The investment adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the investment adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the investment adviser and/or its affiliates have ceased. Such redemptions could negatively impact a Fund’s liquidity, expenses and market price of its shares, as applicable.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a Fund’s investment (which will reduce the net return realized by a Fund).

Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting

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as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Affiliated Indexes. Affiliates of the investment adviser develop, own and operate indexes (“Indexes”), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the investment adviser or its affiliates (“Adviser Strategies”). Some of the Funds seek to track the performance of the Indexes. The investment adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.

The investment adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The investment adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the investment adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.

Valuation of the Funds’ Investments.  The investment adviser performs certain valuation services related to securities and other assets held by the Funds and performs such services in accordance with its valuation policies. The investment adviser will face a conflict with respect to valuation of the Funds’ investments generally because of the effect of such valuations on the investment adviser’s fees and other compensation and performance of the Funds.

Proxy Voting by the Investment Adviser. The investment adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the investment adviser in respect of securities held by the Funds may benefit the interests of Morgan Stanley and/or accounts other than the Funds. Further, the investment adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.   For a more detailed discussion of these policies and procedures, see the section of the Statement of Additional Information entitled “Proxy Voting Policy.” under “Management and Organization”.

Potential Conflict of Interest Related to Use of Sub-Adviser(s). To the extent the investment adviser to a Fund engages affiliated and/or unaffiliated sub-advisers, the investment adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the investment adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Electronic Communication Networks and Alternative Trading Systems. The investment adviser’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances the investment adviser’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the investment adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The investment adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Firm or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.

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General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its Form N-CSR filing and are incorporated by reference into this SAI.  A copy of each Form N-CSR filing accompanies this SAI.

Householding.  Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

The Corporation incorporates by reference the audited financial information and the reports of the independent registered public accounting firm for the Funds listed below for the fiscal year ended December 31, 2024, as previously filed electronically with the SEC on February 27, 2025:

CVT S&P 500® Index Portfolio
CVT S&P MidCap 400® Index Portfolio
CVT Nasdaq 100® Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio
CVT EAFE International Index Portfolio
CVT Investment Grade Bond Index Portfolio

(Accession No. 0001193125-25-038801)

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Asset-Backed Securities (“ABS”)

ABS are collateralized by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial mortgage-backed securities (“MBS”), utilities receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. ABS are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the ABS holder. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. ABS are subject to interest rate risk and prepayment risk.   Some ABS may receive prepayments that can change their effective maturities.  Issuers of ABS may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under U.S. federal and state law. The value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of ABS representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain ABS may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the Fund’s net asset value. The value of an insured security will be affected by the credit standing of its insurer.

Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are types of ABS that are backed solely by a pool of other debt securities.  CDOs and CLOs are typically issued in various classes with varying priorities.  The risks of an investment in a CDO or CLO depend largely on the type of the collateral securities and the class of the CDO or CLO in which the Fund invests.  In addition to interest rate, prepayment, default and other risks of ABS and fixed income securities, in general, CDOs and CLOs are subject to additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs or CLOs that are subordinate to other classes, and the complex structure may produce disputes with the issuer or unexpected investment results. The Fund's investment in CDOs and CLOs may decrease in market value if they experience loan defaults or credit impairment, the disappearance of a subordinate tranche or class of debt, or due to market anticipation of defaults and investor aversion to the securities as a class. The liquidity of ABS (particularly below investment grade ABS) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

CVT Index Portfolios49SAI dated May 1, 2025

Auction Rate Securities

Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred securities and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction.  Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.  Since mid-February 2008, existing markets for certain auction rate securities have become generally illiquid and investors have not been able to sell their securities through the regular auction process. It is uncertain when or whether there will be a revival of investor interest in purchasing securities sold through auctions. There may be limited or no active secondary markets for many auction rate securities. Auction rate securities that do trade in a secondary market may trade at a significant discount from their liquidation preference. There have been a number of governmental investigations and regulatory settlements involving certain broker-dealers with respect to their prior activities involving auction rate securities.

Valuations of such securities are highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on IRS Form 1099, as exempt from U.S. federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for U.S. federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. Investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act.

Average Effective Maturity

Average effective maturity is a weighted average of all the maturities of bonds owned by the Fund. Average effective maturity takes into consideration all mortgage payments, puts and adjustable coupons.  In the event the Fund invests in multiple Portfolios, its average weighted maturity is the sum of its allocable share of the average weighted maturity of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s average weighted maturity by the Fund’s percentage ownership of that Portfolio.

Borrowing for Investment Purposes

There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Borrowing to increase investments generally will magnify the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

CVT Index Portfolios50SAI dated May 1, 2025

Borrowing for Temporary Purposes

The Fund may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in advance of the settlement of share purchases, and to settle transactions).  The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangement.  The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit arrangement are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.  Credit arrangements are subject to annual renewal, which cannot be assured.  If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs.  Because the Fund is a party to a joint credit arrangement, it may be unable to borrow some or all of its requested amounts at any particular time.  Borrowings involve additional expense to the Fund.

Build America Bonds

Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives U.S. federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds); or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to U.S. federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a U.S. federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The U.S. federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Call and Put Features on Securities

Issuers of securities may reserve the right to call (redeem) the securities. If an issuer redeems a security with a call right during a time of declining interest rates, the holder of the security may not be able to reinvest the proceeds in securities providing the same investment return as provided by the securities redeemed. Some securities may have “put” or “demand” features that allow early redemption by the holder. Longer term fixed-rate securities may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). This “put” or “demand” feature enhances a security’s liquidity by shortening its effective maturity and enables the security to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the holder of the security would be subject to the longer maturity of the security, which could experience substantially more volatility.  Securities with a “put” or “demand” feature are more defensive than conventional long term securities (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term securities, because they can be retained if interest rates decline.

CVT Index Portfolios51SAI dated May 1, 2025

Collateralized Mortgage Obligations (“CMOs”)

CMOs are backed by a pool of mortgages or mortgage loans.  The key feature of the CMO structure is the prioritization of the cash flows from the pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities.  Senior CMO classes will typically have priority over residual CMOs as to the receipt of principal and or interest payments on the underlying mortgages.  CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating rate CMO tranches.  CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages.  Payments of principal and interest are passed through to each CMO tranche at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis.  Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.  CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued as collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index subject to an upper limit, or “cap,” and sometimes to a lower limit, or “floor.” CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. CMBS may have a lower repayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayment of principal.  The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payment, and the ability of a property to attract and retain tenants. CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. In addition, at times the commercial real estate market has experienced substantially lower valuations combined with higher interest rates, leading to difficulty in refinancing debt and, as a result, the CMBS market has experienced (and could in the future experience) greatly reduced liquidity and valuations.

The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space, maintenance or tenant improvement costs, and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

CVT Index Portfolios52SAI dated May 1, 2025

Commodity-Related Investments

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.  A Fund’s ability to invest in commodity-related investments may be limited by the Code.

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Common Stocks

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

CVT Index Portfolios53SAI dated May 1, 2025

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Contingent Convertible Securities

Contingent convertible securities (sometimes referred to as “CoCos”) are convertible securities with loss absorption characteristics. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion may be automatically triggered, for instance, if a company fails to meet the capital minimum with respect to the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under similar circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business.  CoCos may be subject to redemption at the option of the issuer at a predetermined price.  See also “Hybrid Securities.”

Convertible Securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued or the dividend paid on such security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower interest or dividend yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security ranks senior to common stock in a corporation’s capital structure but is usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption or conversion at the option of the issuer after a particular date and under certain circumstances (including at a specified price) established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CVT Index Portfolios54SAI dated May 1, 2025

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.  Certain convertible securities may include loss absorption characteristics that make the securities more equity-like.  This is particularly true of convertible securities issued by companies in the financial services sector.  See “Contingent Convertible Securities.”

CVT Index Portfolios55SAI dated May 1, 2025

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles.  Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Fund’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.  The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CVT Index Portfolios56SAI dated May 1, 2025

Credit Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities in order to provide exposure to certain fixed-income markets. Credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. An issuer may sell one or more credit default swaps under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the reference instrument (in this case a debt obligation) upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the reference instrument. This, in turn, would reduce the amount of income and principal that the holder of the credit linked security would receive. Credit linked securities generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Credit Spread Trades

A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Cybersecurity Risk

With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites or via “ransomware” that renders the systems inoperable until appropriate actions are taken. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

CVT Index Portfolios57SAI dated May 1, 2025

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Derivative Instruments and Related Risks

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Depending on the type of derivative instrument and the Fund’s investment strategy, a derivative instrument may be based on a security, instrument, index, currency, commodity, economic indicator or event (referred to as “reference instruments”).

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, credit, interest rate, leverage, liquidity, market and tax risks.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

CVT Index Portfolios58SAI dated May 1, 2025

The regulation of derivatives has undergone substantial change in recent years. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulations require most derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that impact derivatives markets.  The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot fully predict the effects of any governmental regulation of the derivatives markets, and there can be no assurance that any government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective.

The CFTC and various exchanges have imposed (and continue to evaluate and monitor) limits on the number of speculative positions that any person, or group of persons acting in concert, may hold or control in certain futures and options on futures contracts. Additionally, U.S. federal position limits now apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the investment adviser and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the investment adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other non-U.S. regulators and trading venues, such as those of the European Union and United Kingdom, that impose position limits on commodity derivative contracts.

The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may also change the way in which the Fund itself is regulated. The effects of any new governmental regulation cannot be predicted and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

CVT Index Portfolios59SAI dated May 1, 2025

Derivative-Linked and Commodity-Linked Hybrid Instruments

A derivative-linked or commodity-linked hybrid instrument (referred to herein as a “hybrid instrument”) is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

CVT Index Portfolios60SAI dated May 1, 2025

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and restrictions contained in the 1940 Act.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. At the time of making a direct investment, the Fund will enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the investment in the enterprise. Such a representative would be expected to monitor the investment and protect the Fund’s rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.

Diversified Status

With respect to 75% of its total assets, an investment company that is registered with the SEC as a “diversified” fund: (1) may not invest more than 5% of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies); and (2) may not own more than 10% of the outstanding voting securities of any one issuer.

Duration

Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration.  The duration of a Fund that invests in underlying funds is the sum of its allocable share of the duration of each of the underlying funds in which it invests, which is determined by multiplying the underlying fund’s duration by the Fund’s percentage ownership of that underlying fund.

CVT Index Portfolios61SAI dated May 1, 2025

Emerging Market Investments

The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) governmental actions or  policies that may limit investment opportunities, such as restrictions on investment in, or required divestment of, certain issuers or industries; (v) the lack or relatively early development of legal structures governing private and foreign investments and private property; (vi) delays in settling portfolio transactions and heightened risk of loss from custody practices; (vii) greater debt burdens relative to the size of the economy; and (viii) investments through complex structures that may lack transparency. Governmental actions may effectively restrict or eliminate the Fund’s ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors. Also, lending money and trading loans, for instance, may be considered a regulated activity in some foreign jurisdictions, which may result in licensing and certain other requirements. The Fund could be adversely affected by delays in, or a refusal to grant, required licenses, governmental approval, as well as by the application to the Fund of any restrictions on its investments.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

CVT Index Portfolios62SAI dated May 1, 2025

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. There may be risks that settlement may be delayed and that cash or instruments belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. In some cases, this may make it difficult to conduct transactions and may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended investments or dispose of a portfolio investment due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities and/or result either in losses to the Fund due to subsequent declines in the value of such portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability. In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet a Fund’s redemption obligations, or for reinvestment in other instruments, for a substantial period of time.

The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund’s investments in those countries.  Additionally, some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.  For instance, there may be difficulties in obtaining and/or enforcing legal judgements against non-U.S. companies and non-U.S. persons, including company directors or officers, in foreign jurisdictions. Shareholders of emerging market issuers often have limited rights and few practical remedies in jurisdictions located in emerging markets. In addition, due to jurisdictional limitations, U.S. authorities (e.g., the SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Such risks vary from jurisdiction to jurisdiction and company to company. In addition, issuers of certain instruments may include special purpose vehicles (“SPVs”) that hold underlying assets to which a Fund seeks to gain exposure. A Fund may have the right to receive payments only from the SPV and may not have direct rights against the issuer of the underlying assets. Investors in such SPVs generally pay their share of the SPV’s administrative and other expenses, including management fees. In some cases, the terms on which the Fund may be permitted to participate in an investment may be different than those afforded to local investors.

Also, the Fund may invest in sovereign debt instruments, which are issued or guaranteed by foreign governmental entities. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrears on their debts and such disbursements may be conditioned, for instance, on a governmental entity’s implementation of economic reforms and/or economic performance. Failure to implement such reforms and/or achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity and result in default.

CVT Index Portfolios63SAI dated May 1, 2025

Investments in China may involve a high risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Increasing trade tensions, particularly regarding trading arrangements between the U.S., other trading partners and China, may result in additional tariffs or other actions that could have an adverse impact on an investment in the China region, including but not limited to restrictions on investments in certain Chinese companies or industries considered important to national interests, restrictions on monetary repatriation, intervention in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling, or other adverse government actions, circumstances and intervention efforts. Changes in political conditions and the political administration of trading counterparties may increase the risk of the imposition of sanctions, tariffs or other adverse trading policies. In addition, the adoption or continuation of protectionist trade policies by one or more countries could lead to a decrease in demand for Chinese products and reduced flows of foreign capital to China’s and other countries’ economies. Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the United States and certain western European countries. For example, there is less regulatory oversight of financial reporting by companies domiciled in China than for companies in the United States.

To the extent the Fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities (“VIEs”). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company. The VIE lists on a U.S. exchange and investors then purchase the stock issued by a VIE. The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, without providing actual equity ownership.

VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The legal status of the VIE structure remains uncertain under Chinese law. There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. If new laws, rules or regulations relating to VIE structures are adopted, investors, including the Fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available. In addition, VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of the Fund to invest in such securities and may increase the expenses of the Fund if it is required to seek alternative markets in which to invest in such securities.

The foregoing risks may be even greater in frontier markets. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. The economies of frontier market countries generally are smaller than those of traditional emerging market countries, and frontier capital markets and legal systems are typically less developed.

CVT Index Portfolios64SAI dated May 1, 2025

Sukuk. The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually an SPV incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Sukuk are designed to comply with Islamic religious law, commonly known as Sharia and, accordingly, do not pay interest. Instead, Sukuk securities represent a contractual obligation of the issuer or issuing vehicle to make periodic distributions (such as income or other periodic payments) to the investor on pre-defined distribution dates and to return capital on a specified date, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor's money for Sukuk.  Sukuk may be linked to income streams relating to tangible assets, but even in respect of such Sukuk, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets.

In the event of a default or the insolvency of the issuer, the resolution process can be expected to take longer than for conventional bonds. Sukuk remain relatively new instruments, and evolving interpretations of Islamic law by courts, regulators and prominent scholars may affect liquidity, prices, free transferability and the ability and willingness of issuers of Sukuk to make payments in ways that cannot now be foreseen. In addition, issuers have, in the past, challenged the Islamic compliance of certificates. If any such or analogous events should occur, the Fund may be required to hold its Sukuk for longer than intended, even if their value or other condition is deteriorating.  In such circumstances, the Fund may not be able to achieve expected returns on its investment in Sukuk or any returns at all.

Issuers of Sukuk may include SPVs established by corporations and financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts, forward-sale commodity contracts and machinery and equipment. Although the Sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for the Fund to make an investment in or dispose of Sukuk at the desired time. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures. Furthermore, the global Sukuk market is significantly smaller than conventional bond markets, which may impact liquidity and the ability for the Fund to sell Sukuk at a desired time.

The unique characteristics of Sukuk may lead to uncertainties regarding their tax treatment within the Fund. In light of tax requirements applicable to the Fund, it may be necessary or advisable for the Fund to sell one or more Sukuk (or another investment) sooner than otherwise anticipated. As a result, the Fund may incur taxable gains or investment losses, as well as costs associated with such transaction.

Equity Investments

Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes (see “Preferred Stock” and “Hybrid Securities”).  Market conditions may affect certain types of stocks to a greater extent than other types of stocks.

Equity-Linked Securities

See also “Derivative Instruments and Related Risks” and “Participation Notes” herein.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock.  These securities are used for many of the same purposes as derivative instruments and share many of the same risks.  Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Event-Linked Instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds”, “event-linked swaps” or other “event-linked instruments”.  Event-linked instruments are obligations for which the return of capital and dividend/interest payments are contingent on, or formulaically related to, the non-occurrence of a pre-defined “trigger” event. For some event-linked instruments, the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses.  Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events.

CVT Index Portfolios65SAI dated May 1, 2025

Some event-linked instruments are referred to as “catastrophe bonds.” Catastrophe bonds entitle a Fund to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. If a trigger event occurs, the Fund may lose a portion of its entire principal invested in the bond.

Event-linked instruments may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, event-linked instruments are issued by off-shore entities and may be non-dollar denominated.  As a result, the Fund may be subject to currency risk.

Often, event-linked instruments provide for extensions of maturity that are mandatory or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase the instrument’s volatility and potentially make it more difficult to value.  In addition, pricing of event-linked instruments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur.  If a trigger event occurs, the Fund may lose all or a portion of its investment in an event-linked instrument or the notional amount of an event-linked swap. Such losses may be substantial.  Event-linked instruments carry large uncertainties and major risk exposures to adverse conditions.  In addition to the specified trigger events, event-linked instruments also may expose the Fund to issuer, credit, counterparty, restricted securities, liquidity, and valuation risks as well as exposures to specific geographic areas, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked instruments are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) and are subject to the risk that the Fund may lose some or all of its investment in such instruments if the particular trigger occurs.  Event-linked instruments may be rated by a nationally recognized statistical rating agency, but are often unrated. Frequently, the issuer of an event-linked instrument will use an independent risk model to calculate the probability and economic consequences of a trigger event.

The Fund may invest in event-linked instruments in one or more of three ways: may purchase event-linked instruments when initially offered; may purchase event-linked instruments in the secondary, over-the-counter market; or may gain indirect exposure to event-linked instruments using derivatives. As the market for event-linked instruments evolves, the Fund may invest in new types of event-linked instruments.  However, there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked instruments typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not always listed on any national securities exchange. The amount of public information available with respect to event-linked instruments is generally less extensive than that which is available for issuers of registered or exchange listed instruments. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked instruments.

CVT Index Portfolios66SAI dated May 1, 2025

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that trade their shares on stock exchanges at market prices (rather than net asset value) and are only redeemable from the ETF itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector (“Passive ETFs”), or they may be actively managed (“Active ETFs”). An investment in an ETF generally involves the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with equity securities, fixed income securities, real estate investments and commodities, as applicable. In addition, a Passive ETF may fail to accurately track the market segment or index that underlies its investment objective or may fail to fully replicate its underlying index, in which case the Passive ETF’s investment strategy may not produce the intended results. The way in which shares of ETFs are traded, purchased and redeemed involves certain risks. An ETF may trade at a price that is lower than its net asset value. Secondary market trading of an ETF may result in frequent price fluctuations, which in turn may result in a loss to a Fund. Additionally, there is no guarantee that an active market for the ETF’s shares will develop or be maintained. An ETF may fail to meet the listing requirements of any applicable exchanges on which it is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV and/or being more volatile than an ETF’s underlying securities.

A Fund will indirectly bear its proportionate share of any management fees and other operating expenses of an ETF in which it invests. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

CVT Index Portfolios67SAI dated May 1, 2025

The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities

Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity.  The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, credit quality, liquidity and valuation.  Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired.  The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Fund(s) in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents).  Preferred stock and certain other hybrid securities may pay a fixed-dividend rate, but may be considered equity securities for purposes of a Fund’s investment restrictions (see “Preferred Stock” and “Hybrid Securities”).

The fixed-income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators initially responded to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the Fund’s uninvested cash. In 2022, the U.S. Federal Reserve began increasing interest rates and has signaled the potential for further increases, which could expose fixed-income and related markets to heightened volatility and could cause the value of the Fund’s investments, and the Fund’s net asset value to decline, potentially suddenly and significantly, which may negatively impact the Fund’s performance.  It is difficult to accurately predict the pace at which the U.S. Federal Reserve will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. During periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates.

CVT Index Portfolios68SAI dated May 1, 2025

Foreign Currency Transactions

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein).  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. If a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations. In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

CVT Index Portfolios69SAI dated May 1, 2025

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. In addition, to the extent that a Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a Fund may incur losses.

The U.S. may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a “T+1” (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for the Funds associated with differences in settlement cycles between markets.  Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

CVT Index Portfolios70SAI dated May 1, 2025

Depositary receipts (including American Depositary Receipts (“ADRs”) sponsored or unsponsored and Global Depositary Receipts (“GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Unless otherwise provided in the Prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Global economies and financial markets are interconnected, and conditions in one country, region, or market could adversely impact economic conditions, market conditions, and issuers in other countries, regions, or markets. For example, a member state’s decision to leave the European Monetary Union and/or  the European Union (“EU”), or any increased uncertainty as to the status of such entities, could have significant adverse effects on global currency and financial markets, and on the values of the Fund’s investments. The United Kingdom (“UK”)  left the EU on January 31, 2020 (commonly known as “Brexit”) and on December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement governing the relationship between the UK and EU. Market uncertainty remains regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are not yet fully known.  Moreover, the uncertainty about the ramifications of Brexit may cause significant volatility and/or declines in the value of the Euro and the British pound. Brexit may create additional substantial economic stresses for the UK, including price volatility in UK stocks, capital outflows, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Political events, including nationalist unrest in Europe, uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU (or the euro) itself, also may cause market disruptions.  If one or more countries leave the EU (and/or abandon the euro) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

On February 1, 2022, the European Union adopted a settlement discipline regime pursuant to Central Securities Depositories Regulation (“CSDR”) that introduced new measures for the authorization and supervision of European Union Central Security Depositories. CSDR aims to reduce the number of settlement fails that occur in European Economic Area (“EEA”) central securities depositories (“CSDs”) and address settlement fails where they occur. Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants. The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments, shares of funds and emission allowances that will be settled through an EEA CSD and are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. The Fund may bear the net effect of any penalties and credits incurred under the CSDR in respect of its trading, which could increase the Fund’s expenses and adversely affect Fund performance. The investment adviser may seek reimbursement from the relevant broker, agent, or sub-adviser (if applicable), as determined by the investment adviser from time to time, although there can be no assurance that the investment adviser will seek such reimbursement or that the Fund will recover or be reimbursed for any amounts at issue.

CVT Index Portfolios71SAI dated May 1, 2025

Forward Foreign Currency Exchange Contracts

See also “Derivative Instruments and Related Risks” herein.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes.

When a currency is difficult to hedge or to hedge against the U.S. dollar, the Fund may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Fund purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded.  NDFs may also be used to gain or hedge exposure to gold.

Forward Rate Agreements

See also “Derivative Instruments and Related Risks” herein.  Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.

CVT Index Portfolios72SAI dated May 1, 2025

Futures Contracts

See also “Derivative Instruments and Related Risks” herein.  Futures contracts are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the underlying reference instrument at a specified future date at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the underlying asset.  Upon purchasing or selling a futures contract, a purchaser or seller is required to deposit collateral (initial margin).  Each day thereafter until the futures position is closed, the purchaser or seller will pay additional margin (variation margin) representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Futures contracts are traded on exchanges or boards of trade that are licensed by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange or board.

Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.

CVT Index Portfolios73SAI dated May 1, 2025

High Social Impact Investments

High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact.  High Social Impact Investments include (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments.  High Social Impact Investments are illiquid, and the Fund may be unable to dispose of them at current carrying values.

Any Fund investment in High Social Impact Investments is fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in the Prospectus. High Social Impact Investments by the Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (as discussed below).

Pursuant to an exemptive order issued by the SEC, the Fund may invest in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (“CIC”) as part of the Fund’s High Social Impact Investments. CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended.  CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing.  CIC issues Notes with fixed interest rates at the time of issuance and terms currently ranging from six months to 20 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support.  An officer of the Adviser serves on the CIC Board.

CVT Index Portfolios74SAI dated May 1, 2025

Hybrid Securities

Hybrid securities generally possess certain characteristics of both equity and debt securities. These securities may at times behave more like equity than debt, or vice versa. Preferred stocks, convertible securities, trust preferred securities and certain debt obligations are types of hybrid securities.  The investment adviser has sole discretion to determine whether an investment has hybrid characteristics and generally will consider the instrument’s preference over the issuer’s common shares, the term of the instrument at the time of issuance and/or the tax character of the instrument’s distributions.  Debt instruments with a preference over common shares and a perpetual term or a term at issuance of thirty years or more generally are considered by the investment adviser to be hybrid securities. Hybrid securities generally do not have voting rights or have limited voting rights.  Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.  Hybrid securities may be subject to redemption at the option of the issuer at a predetermined price. Hybrid securities may pay a fixed or variable rate of interest or dividends. The prices and yields of nonconvertible hybrid securities generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. If the issuer of a hybrid security experiences financial difficulties, the value of such security may be adversely affected similar to the issuer’s outstanding common stock or subordinated debt instruments.  Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation.  See also “Preferred Stock,” “Convertible Securities” and “Contingent Convertible Securities.”

Illiquid Investments

Certain investments are considered illiquid or restricted due to a limited trading market or legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.  Such illiquid investments may include commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid investments at a price representing fair value until such time as the investments may be sold publicly. It also may be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.  Where registration is required, a considerable period of time may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid investments, including all or a portion of the cost to register the investments.  The Fund also may acquire investments through private placements under which it may agree to contractual restrictions on the resale of such investments that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such investments at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in investments as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such investments. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such investments when the investment adviser believes it advisable to do so or may be able to sell such investments only at prices lower than if such investments were more widely held.  It may also be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.  The SEC has recently proposed amendments to Rule 22e-4 under the 1940 Act (the liquidity rule) that, if adopted as proposed, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments deemed to be illiquid. See also “Restricted Securities.”  In addition, the Fund's operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

CVT Index Portfolios75SAI dated May 1, 2025

Index Tracking

The Fund’s portfolio will be invested in a manner intended to track the Index as discussed in the Prospectus. To the extent that a Fund has investments in the Special Equities program and/or the High Social Impact Investments program, the Fund may be less able to closely track the Index than if it did not have investments in these programs. Both of these investment programs are of limited size so that the tracking error induced by such investments would be limited.

Indexed Securities

See also “Derivative Instruments and Related Risks” herein.  Indexed securities are securities that fluctuate in value with an index. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Indexed securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.  Indexed securities may be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities.

Inflation-Indexed (or Inflation-Linked) Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CVT Index Portfolios76SAI dated May 1, 2025

Junior Loans

Due to their lower place in the borrower’s capital structure and possible unsecured status, certain loans (“Junior Loans”) involve a higher degree of overall risk than Senior Loans (described below) of the same borrower.  Junior Loans may be direct loans or purchased either in the form of an assignment or a loan participation.  Junior Loans are subject to the same general risks inherent in any loan investment (see “Loans” below). Junior Loans include secured and unsecured subordinated loans, as well as second lien loans and subordinated bridge loans. A second lien loan is generally second in line in terms of repayment priority and may have a claim on the same collateral pool as the first lien, or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding and may be converted into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower with an outstanding bridge loan may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, the Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.

For additional disclosure relating to investing in loans (including Junior Loans), see “Loans” below.
Liquidity or Protective Put Agreements

See also “Derivative Instruments and Related Risks” herein.  The Fund may enter into a separate agreement with the seller of an instrument or some other person granting the Fund the right to put the instrument to the seller thereof or the other person at an agreed upon price.  Interest income generated by certain municipal bonds with put or demand features may be taxable.

Loans

Loans may be primary, direct investments or investments in loan assignments or participation interests.  A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor.  However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.

CVT Index Portfolios77SAI dated May 1, 2025

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”).  In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Loan investments may be made at par or at a discount or premium to par.  The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind.  In connection with transactions in loans, the Fund may be subject to facility or other fees.  Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated.  During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower.  A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. (including to sovereign entities) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country.

Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan.  In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower.  Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment.  This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.  The base lending rate historically was the London Interbank Offered Rate (LIBOR), the U.S. federal funds rate, the prime rate or other base lending rates used by commercial lenders.

CVT Index Portfolios78SAI dated May 1, 2025

The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment.  The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans.  In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower.  Representatives of the Fund also may join creditor or similar committees relating to loans.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans. As described below, a secondary market exists for many Senior Loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

To the extent that legislation or state or U.S. federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.

For additional disclosures relating to Junior and Senior Loans, see “Junior Loans” and “Senior Loans” herein.
Lower Rated Investments

Lower rated investments (commonly referred to as “junk”) are of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than higher quality investments but they also typically entail greater potential price volatility and principal and income risk.  Lower rated investments are regarded as predominantly speculative with respect to the entity’s continuing ability to make timely principal and interest payments.  Also, their yields and market values may fluctuate more than higher rated investments.  Fluctuations in value do not affect the cash income from lower rated investments, but are reflected in the Fund’s net asset value.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated investments to be less creditworthy. The secondary market for lower rated investments may be less liquid than the market for higher grade investments and may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in lower rated investments.

CVT Index Portfolios79SAI dated May 1, 2025

Master Limited Partnerships (“MLPs”)

MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income paid by an MLP to its investors. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs.  However, the law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders.  As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder of the Fund will not.

Money Market Instruments

Money market instruments include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit or time deposits and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities” below. Certificates of deposit or time deposits are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by U.S. federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These securities may be subject to U.S. federal income, state income and/or other taxes.  Instead of investing in money market instruments directly, the Fund may invest in an affiliated or unaffiliated money market fund. A low or negative interest rate environment could, and a prolonged low or negative interest rate environment is likely to, result in negative rates on investments in money market funds and similar cash management products. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.

CVT Index Portfolios80SAI dated May 1, 2025

Money market funds and the securities in which they invest are subject to comprehensive regulations. The SEC has adopted amendments to money market fund  regulation that, among other things, increase the daily and weekly liquid asset requirements; require certain money market funds to impose discretionary and mandatory liquidity fees; and permit government money market funds that are experiencing a negative gross yield as a result of negative interest rates to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (e.g., through a reverse stock split) to maintain a stable net asset value per share, subject to certain board determinations and disclosures to shareholders. The SEC and other government agencies continue to review the regulation of money market funds and may implement additional regulatory changes in the future. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds, including the money market funds in which the Fund may invest.

Mortgage-Backed Securities (“MBS”)

MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder.  MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped securities (described herein), floating rate mortgage-backed securities and certain classes of multiple class CMOs. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.  In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes, and the effects of prepayments on mortgage cash flows and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of interest and principal by a government-sponsored enterprise, the market price for such securities is not guaranteed and will fluctuate.  Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.

There are currently four types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (3) those issued by the U.S. Government or one of its agencies or instrumentalities without a government guarantee, such as credit risk transfer bonds; and (4) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement.  Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators of, or investors in mortgage loans, including depositary institutions, mortgage banks and special purpose subsidiaries of the foregoing.

CVT Index Portfolios81SAI dated May 1, 2025

GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.

FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a U.S. federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate.  Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS are less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS are purchased at a premium above their par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS have been purchased at a discount from their par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

CVT Index Portfolios82SAI dated May 1, 2025

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. Cash proceeds may be invested in instruments that are permissible investments for the Fund.  The use of mortgage dollar rolls is a speculative technique involving leverage.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or permissible liquid assets earmarked or in a segregated account to secure the obligation for the forward commitment to buy MBS, or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

Municipal Lease Obligations (“MLOs”)

An MLO is a bond that is secured by lease payments made by the party, typically a state or municipality, leasing the facilities (e.g., schools or office buildings) that were financed by the bond.  Such lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed.  In other cases, the leasing state or municipality is obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property.  MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A certificate of participation (also referred to as a “participation”) in a municipal lease is an instrument evidencing a pro rata share in a specific pledged revenue stream, usually lease payments by the issuer that are typically subject to annual appropriation.  The certificate generally entitles the holder to receive a share, or participation, in the payments from a particular project.

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities.  Certain MLOs may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid investments.

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among U.S. federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its rights, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

CVT Index Portfolios83SAI dated May 1, 2025

Municipal Obligations

Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities.  Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate.  Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.  Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

In general, there are three categories of municipal obligations, the interest on which is exempt from U.S. federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986, which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for U.S. federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular U.S. federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item that could subject the recipient to or increase the recipient’s liability for the AMT.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

CVT Index Portfolios84SAI dated May 1, 2025

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.  Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity that owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.  The Fund may on occasion acquire revenue bonds that carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.  Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels.   A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and U.S. federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students that may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in U.S. federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued U.S. federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

CVT Index Portfolios85SAI dated May 1, 2025

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and U.S. federal environmental mandates are challenges faced by issuers of water and sewer bonds.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status.  There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the fund’s investment.  The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

CVT Index Portfolios86SAI dated May 1, 2025

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Fund invests.  There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector.  As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The Commonwealth of Puerto Rico and its related issuers have faced and are currently experiencing financial difficulties, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Several rating agencies have downgraded a number of securities issued in Puerto Rico to below investment-grade, and Puerto Rico has previously missed payments on its general obligation debt.   As a result of Puerto Rico’s fiscal challenges, it entered into a process analogous to a bankruptcy proceeding in U.S. courts.  In March 2022, Puerto Rico received court approval to be released from bankruptcy through a large restructuring of its U.S. municipal debt.  The restructuring was recommended by an oversight board, an unelected body that shares power with elected officials, that is federally mandated to oversee Puerto Rico's finances. Pursuant to U.S. federal law, the oversight board will remain intact and can only disband after Puerto Rico experiences four consecutive years of balanced budgets.  Further legislation by the U.S. Congress, or actions by the oversight board established by the Puerto Rico Oversight, Management, and Economic Stability Act, among other factors, could have a negative impact on the marketability, liquidity, or value of certain investments held by the Fund and could reduce the Fund’s performance.

In addition, Puerto Rico has faced significant out-migration relating to its economic difficulties, eroding the Commonwealth’s economic base and creating additional further uncertainty regarding its ability to meet its future repayment obligations. The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

CVT Index Portfolios87SAI dated May 1, 2025

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Schedule of Investments” in the “Financial Statements” included in the Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Operational Risk

The Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. Disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.  To the extent the investment adviser or other service providers use or rely on proprietary and/or third-party technology and data, such uses are subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks, and errors caused by third party service providers and data sources. Additionally, legal and regulatory changes, such as those related to information privacy and data protection, may have an impact on the use of existing or emerging technologies, and may impact the investment adviser and the Fund.  These and other operational risks could impede the Fund’s ability to effectively implement its investment strategy.

CVT Index Portfolios88SAI dated May 1, 2025

Option Contracts

See also “Derivative Instruments and Related Risks” herein.  An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument).  Options may be listed on an exchange or traded in the OTC market.  In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to counterparty risk.  The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.  OTC options also involve greater liquidity risk.  This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.  Derivatives on economic indicators generally are offered in an auction format and are booked and settled as OTC options.  Options on futures contracts are discussed herein under “Futures Contracts.”

If a written option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If a purchased option expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, reference instrument, exercise price, and expiration). A capital gain will be realized from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a capital loss will be realized. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, the current market price of the reference instrument in relation to the exercise price of the option, the volatility of the reference instrument, and the time remaining until the expiration date.  There can be no assurance that a closing purchase or sale transaction can be consummated when desired.

Straddles are a combination of a call and a put written on the same reference instrument. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open or close.  In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

The writer of an option has no control over the time when it may be required to fulfill its obligation under the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose the premium it paid for the option.  Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.

CVT Index Portfolios89SAI dated May 1, 2025

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.

Participation in the ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. Such fee is allocated among a fund’s share classes based on relative net assets.  ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.  In accordance with U.S. federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Class I shares (or, if applicable Class A shares) at net asset value and will not be subject to any sales charge (in the case of Class A shares), investment minimum or redemption fee applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” in the Prospectus.  Investments in a fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares” in the Prospectus. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.  To the extent the Fund’s net assets do not decline, the investment adviser may also benefit. From time to time ReFlow may pledge fund shares as collateral in connection with its borrowings from third-party lenders.

Participation Notes

The Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-Notes”). For instance, the Fund may purchase P-Notes to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities.  P-Notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-Notes involve transaction costs.

CVT Index Portfolios90SAI dated May 1, 2025

An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-Note may perform differently from its underlying security. While the holder of a P-Note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-Notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes.  If the counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. Additionally, issuers of P-Notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-Notes and discretion to adjust a P-Note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security. P-Notes may be considered illiquid.

Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act, and the rules, regulations and interpretations thereunder. Closed-end investment company securities are usually traded on an exchange.  The demand for an exchange-traded closed-end fund’s securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from, or a premium over, their net asset value.  The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover” and generally involves expense to the Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders.  The Fund’s portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Fund's portfolio holdings.  The portfolio turnover rate(s) of the Fund for recent fiscal periods is included in the Financial Highlights in the Prospectus.

Preferred Stock

Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders.  However, preferred stock may not pay scheduled dividends or dividends payments may be in arrears.  The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock.  See “Convertible Securities” and “Contingent Convertible Securities.”  Preferred stock may be subject to redemption at the option of the issuer at a predetermined price.  In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions.

CVT Index Portfolios91SAI dated May 1, 2025

Real Estate Investments

Real estate investments, including real estate investment trusts (“REITs”), are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have a magnified effect to the extent that investments concentrate in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund indirectly will bear REIT expenses in addition to its own expenses.

Private REITs are unlisted, which may make them difficult to value and less liquid.  Moreover, private REITs are generally exempt from 1933 Act registration and, as such, the amount of public information available with respect to private REITs may be less extensive than that available for publicly traded REITs.  Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.  REITs are also subject to credit, market, liquidity and interest rate risks.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends.  Proposed regulations on which the Fund may rely allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.  See “Taxes” for additional information.

REITs may issue debt securities to fund their activities.  The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Regulatory and Legal Risk

U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders. For example, the SEC recently adopted amendments to rules related to fund names and related strategies, which will result in costs to some funds in amending their names and/or strategies accordingly. In addition, a rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price.  In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. The Fund bears the risk of a counterparty's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails additional risks, which include the risk that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. Unless the Prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

CVT Index Portfolios92SAI dated May 1, 2025

Residual Interest Bonds

The Fund may invest in residual interest bonds in a trust that holds municipal securities (a “Tender Option Bond trust” or “TOB trust”). The interest rate payable on a residual interest bond (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index) bears an inverse relationship to the interest rate on another security issued by the TOB trust. Because changes in the interest rate on the other security inversely affect the interest paid on the residual interest bond, the value and income of a residual interest bond is generally more volatile than that of a fixed rate bond. Residual interest bonds have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While residual interest bonds expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to the Fund’s restrictions on borrowings.

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement relating to a residual interest bond held by the Fund. Such agreements commit the Fund to reimburse the difference between the liquidation value of the underlying security (which is the basis of the residual interest bond) and the principal amount due to the holders of the floating rate security issued in conjunction with the residual interest bond upon the termination of the TOB trust issuing the residual interest bond. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the residual interest bond could be terminated and the Fund could incur a loss. The Fund’s investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for purposes of the Fund’s restrictions on borrowing described herein and in the Prospectus.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds, as defined in the rules. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs as such programs were commonly structured prior to the effective date of the Volcker Rule and (ii) continuing relationships with or services for existing residual interest bond programs. In response to the Volcker Rule, industry participants developed alternative structures for residual interest bond programs in which service providers may be engaged to assist with establishing, structuring and sponsoring the programs. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding the residual interests. In addition, the Fund, rather than a bank entity, may act as the sponsor of the TOB trust and undertake certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, sponsoring a TOB trust may give rise to certain additional risks, including compliance, securities law and operational risks.

CVT Index Portfolios93SAI dated May 1, 2025

Restricted Securities

Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in much more limited circumstances.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of them at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement and/or after an applicable waiting period. If adverse conditions were to develop during this period, the Fund might obtain a price that is less favorable than the price that was prevailing at the time it decided to sell.  See also “Illiquid Investments.”

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The Fund may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.  In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the value of the Fund.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

CVT Index Portfolios94SAI dated May 1, 2025

Rights and Warrants

See also “Derivative Instruments and Related Risks” herein.  A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are typically issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.  (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

Securities Lending

The Fund may lend its portfolio securities to major banks, broker-dealers and other financial institutions in compliance with the 1940 Act. No lending may be made with any companies affiliated with the investment adviser.  These loans earn income and are collateralized by cash, securities or letters of credit.  The Fund may realize a loss if it is not able to invest cash collateral at rates higher than the costs to enter into the loan.    The Fund invests cash collateral in an unaffiliated money market fund that operates in compliance with the requirements of Rule 2a-7 under the 1940 Act and seeks to maintain a stable $1.00 net asset value per share.  When the loan is closed, the lender is obligated to return the collateral to the borrower.  The lender could suffer a loss if the value of the collateral is below the market value of the borrowed securities or if the borrower defaults on the loan.  The lender may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The investment adviser will use its reasonable efforts to instruct the securities lending agent to terminate loans and recall securities with voting rights in accordance with the investment adviser’s proxy voting policy and procedures so that the securities may be voted in accordance with such policies and procedures.  See “Taxes” for information on the tax treatment of payments in lieu of dividends received pursuant to securities lending arrangements.

Senior Loans

Senior Loans are loans that are senior in repayment priority to other debt of the borrower.  Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates.  Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate.” The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.  Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan.  Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.

CVT Index Portfolios95SAI dated May 1, 2025

Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition, Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility fee when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.

Loan Administration.  In a typical Senior Loan, the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower.  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower.  It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent.  A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons (as defined below), similar risks may arise.

Additional Information. The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative.  The Fund may from time to time participate in ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate in such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.

CVT Index Portfolios96SAI dated May 1, 2025

In some instances, other accounts managed by the investment adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities.  In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the investment adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment adviser’s client accounts collectively held only a single category of the issuer’s securities.  See “Potential Conflicts of Interest.”

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

The Fund will generally acquire participations only if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor (an “Interposed Person”), at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P- 3 or higher by Moody’s or comparably rated by another nationally recognized statistical ratings organization) or determined by the investment adviser to be of comparable quality.

For additional disclosure relating to investing in loans (including Senior Loans), see “Loans” above.
Short Sales

Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered.  In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost.  In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant.  Further, if other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short.  A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.  The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund.

CVT Index Portfolios97SAI dated May 1, 2025

Short-Term Trading

Fixed-income securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, such a security may be sold and another purchased at approximately the same time to take advantage of what is believed to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

Significant Exposure to the Banking Industry

Because the Fund may invest a significant portion of its assets in the banking industry, the value of Fund shares may be affected by events that adversely affect that industry and may fluctuate more than that of a fund that invests more broadly. Companies in the banking industry are subject to extensive government regulation which may limit the products they can offer and the fees they can charge.  Banks depend on the availability and cost of capital funds, and may be significantly affected by changes in interest rates.  Companies in the banking industry are also subject to price competition and may be adversely impacted by the rate of corporate and consumer debt defaults.

Significant Exposure to Global Energy Solutions Companies

Sustainable energy solutions include, but are not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Significant investments in sustainable energy solutions companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy. Sustainable energy solutions companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Sustainable energy solutions companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of sustainable energy solutions companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Significant Exposure to Smaller Companies

The investment risk associated with smaller companies is higher than that normally associated with larger, more established companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger companies. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, stocks of smaller companies are often more volatile than those of larger companies, which are often traded on a national securities exchange, may be more difficult and may take longer to liquidate at fair value than would be the case for the publicly traded securities of a large company.

Significant Exposure to Technology Companies

Technology related companies include, among others, internet, software, hardware, semiconductor, and IT services companies.  Significant investments in technology companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy.  The value of securities of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition. Securities of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

CVT Index Portfolios98SAI dated May 1, 2025

Significant Exposure to Water Companies

Water companies include: water treatment, engineering, filtration, environmental controls, water-related equipment, water and wastewater services, and water utilities. Technologies, services and products that these companies may be involved in, can include, but are limited to: water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The Fund’s significant investment in water companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy.  Water companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant water sources, the price of those sources, capital investment, government regulation, world events and economic conditions.  Water companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of water companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Special Equities Investments

Special Equities investments allow a Fund to promote responsible investment goals through privately placed investments.  The Fund is generally not expected to make additional investments in Special Equities Investments.  As stated in the Prospectus, the Board of the Fund or a committee thereof selected Special Equities investments for each Calvert fund that currently holds Special Equities investments and makes decisions related thereto.

Special Equities investments, while comprising a small percentage of any participating Fund’s assets, involve relatively high risks. These include foreign securities, below-investment grade debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. Special Equities investments may also include unsecured debt which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.  Special Equities investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser.

Stripped Securities

Stripped Securities (“Strips”) may be issued by the U.S. Government, its agencies or instrumentalities, and may also be issued by private originators or investors, including depository institutions, banks, investment banks and special purpose subsidiaries of these entities.  Strips are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Strips are particularly sensitive to changes in interest rates, which may impact the frequency of principal payments (including prepayments) on the underlying assets or pool of underlying assets.  Some structures may have a class that receives only interest from the underlying assets, an interest-only (“IO”) class, while another class may receive only principal, a principal-only (“PO”) class.  IO and PO Strips may be purchased for their return and/or hedging characteristics.  Because of their structure, IO Strips may move differently than typical fixed-income securities in relation to changes in interest rates. IO Strips tend to decrease in value if prepayments are greater than anticipated and increase in value if prepayments are less than anticipated. Conversely, PO Strips tend to increase in value if prepayments are greater than anticipated and decline if prepayments are less than anticipated. While the U.S. Government or its agencies or instrumentalities may guarantee the full repayment of principal on Strips they issue, repayment of interest is guaranteed only while the underlying assets or pools of assets are outstanding. To the extent the Fund invests in Strips, rapid changes in the rate of prepayments may have an adverse effect on the Fund’s performance.  In addition, the secondary market for Strips may be less liquid than that for other securities.  Certain Strips may also present certain operational and/or valuation risks.

CVT Index Portfolios99SAI dated May 1, 2025

Structured Notes

See also “Derivative Instruments and Related Risks” herein.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Swap Agreements

See also “Derivative Instruments and Related Risks” herein.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).  Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the use of swap agreements will be successful will depend on the investment adviser's ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments.  Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days.  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap).  Developments in the swaps market, including government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future.  If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default.  To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain criteria. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference instrument has declined.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act, which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the Fund may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act have been implemented primarily through rules and regulations adopted by the SEC and/or the CFTC.

CVT Index Portfolios100SAI dated May 1, 2025

Currently, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments may be implemented by the CFTC in the future. In addition, uncleared OTC swaps are subject to regulatory collateral requirements that may adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments may cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Because these regulations are relatively new it is not possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund. The Dodd-Frank Act and rules promulgated thereunder may exert a negative effect on the Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of legislation, and such requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives.

Regulatory bodies outside the U.S. have also implemented and continue to implement rules and regulations similar to the Dodd-Frank Act and such actions could similarly increase the costs of participating in, or otherwise adversely impact the liquidity of, participating in the swaps markets. U.S. and global regulators have issued final rules that will require the exchange of variation and, in some cases, initial margin in respect of uncleared swap agreements. In addition, regulations adopted by global prudential regulators that are now in effect require certain prudentially regulated entities and certain of their affiliates and subsidiaries (including swap dealers) to include in their derivatives contracts, terms that delay or restrict the rights of counterparties (such as the Fund) to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the prudentially regulated entity and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Similar regulations and laws have been adopted in non-U.S. jurisdictions that may apply to the Fund’s counterparties located in those jurisdictions. It is possible that these requirements, as well as potential additional related government regulation, could adversely affect the Fund’s ability to terminate existing derivatives contracts, exercise default rights or satisfy obligations owed to it with collateral received under such contracts.

Swap agreements include (but are not limited to):

Currency Swaps. Currency swaps involve the exchange of the rights of the parties to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.

Equity Swaps. An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index, such as the S&P 500®. The other party’s payments can be based on a fixed rate, a non-equity variable rate, or even a different equity index. The Fund may enter into equity index swaps on a net basis pursuant to which the future cash flows from two reference instruments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two.

CVT Index Portfolios101SAI dated May 1, 2025

Credit Default Swaps.  Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The determination of a credit event under the swap agreement will depend on the terms of the agreement and may rely on the decision of persons that are not a party to the agreement.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Inflation Swaps.  Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis.  Certain U.S. federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.

Commodity Index-Linked Swaps. Commodity index-linked swap agreements involve the exchange by the Fund with another party of payments dependent upon the price of the underlying commodity index.  Commodity index-linked swaps may be used to obtain exposure to a particular commodity or commodity index without owning or taking physical custody of such commodity.

CVT Index Portfolios102SAI dated May 1, 2025

Swaptions

See also “Derivative Instruments and Related Risks” herein.  A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. The U.S. Government generally is not obligated to provide support to its instrumentalities. Interest rate changes, prepayments and other factors may affect the value of U.S. Government securities.  The principal of and/or interest on certain U.S. Government securities could be: (a) payable in foreign currencies rather than U.S. dollars; or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

CVT Index Portfolios103SAI dated May 1, 2025

Unlisted Securities

Unlisted securities are neither listed on a stock exchange nor traded over-the-counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities may be deemed to be illiquid. Because of the absence of any public trading market for these investments, it may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in foreign jurisdictions any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

Variable Rate Instruments

Variable rate instruments provide for adjustments in the interest or dividend rate payable on the instrument at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate instruments normally provide that the holder can demand payment of the instrument on short notice at par with accrued interest.  These instruments may be secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund may use these instruments as cash equivalents pending longer term investment of its funds.  The rate adjustment features may limit the extent to which the market value of the instruments will fluctuate.

Venture Capital Limited Partnerships

A Fund may invest in venture capital limited partnerships (“limited partnerships”), through the Special Equities program, to the extent disclosed in the Prospectus. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Fund, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Fund with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their qualification as a RIC under Subchapter M of the Code. The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. A Fund’s liability generally is limited to the amount of its commitment to the partnership. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

When-Issued Securities, Delayed Delivery and Forward Commitments

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future beyond normal settlement times) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

CVT Index Portfolios104SAI dated May 1, 2025

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Zero Coupon Bonds, Deep Discount Bonds and Payment-In-Kind (“PIK”) Securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments. PIK securities generally carry higher interest rates compared to bonds that make cash payments of interest to reflect their payment deferral and increased credit risk. PIK securities generally involve significantly greater credit risk than coupon loans because the Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond.  PIK bonds may be difficult to value accurately because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral.  If the issuer of a PIK security defaults, the Fund may lose its entire investment. PIK interest has the effect of generating investment income and increasing the incentive fees, if any, payable at a compounding rate.  Generally, the deferral of PIK interest increases the loan to value ratio.

CVT Index Portfolios105SAI dated May 1, 2025

APPENDIX A

Class F Fees and Ownership

Distribution and Shareholder Servicing Fees.  For the fiscal year ended December 31, 2024, the following table shows total distribution fee payments pursuant to the Distribution Plan paid by the Fund and shareholder servicing fees paid pursuant to the Shareholder Servicing Plan paid by the Fund:

Fund	Total Distribution and Service Fees Paid	Distribution and Service Fees Paid to Financial Intermediaries	Shareholder Servicing Fees Paid
CVT S&P MidCap 400® Index Portfolio	$782,285	$782,544	$249,312
CVT Nasdaq 100® Index Portfolio	$372,240	$345,110	$134,430
CVT Russell 2000® Small Cap Index Portfolio	$145,618	$137,374	$49,804
CVT EAFE International Index Portfolio	$121,528	$116,630	$50,238
CVT Investment Grade Bond Index Portfolio	$14,773	$14,781	$4,822

Control Persons and Principal Holders of Securities.  As of April 1, 2025, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund.  In addition, as of the same date, the following record owner(s) held the share percentage indicated below.

CVT EAFE International Index Portfolio	Prudential Financial – AZ Annuity	Newark, NJ	48.94%
	Principal Life Insurance Company FBO Principal Executive Variable Universal Life II	Des Moines, IA	19.71%
	IDS Life Insurance Company	Minneapolis, MN	9.20%
	Principal Life Insurance Company FBO Principal Pivot Series Variable Annuity III	Des Moines, IA	6.99%
	Prudential Financial – NJ Annuity	Newark, NJ	5.33%
CVT Investment Grade Bond Index Portfolio	Principal Life Insurance Company FBO Principal Pivot Series Variable Annuity III	Des Moines, IA	95.03%
CVT Nasdaq 100® Index Portfolio	Prudential Financial – AZ Annuity	Newark, NJ	50.46%
	Nationwide Life Insurance Company	Columbus, OH	13.83%
	IDS Life Insurance Company	Minneapolis, MN	13.14%
	Prudential Financial – NJ Annuity	Newark, NJ	9.00%
CVT Russell 2000® Small Cap Index Portfolio	Principal Life Insurance Company FBO Principal Executive Variable Universal Life II	Des Moines, IA	29.40%
	Principal Life Insurance Company FBO Principal Individual Executive Variable Universal Life	Des Moines, IA	19.01%
	IDS Life Insurance Company	Minneapolis, MN	15.02%
	Principal National Life Insurance Company FBO Variable Universal Life III	Des Moines, IA	10.66%
	Principal Life Insurance Company FBO Principal Pivot Series Variable Annuity III	Des Moines, IA	7.91%
CVT S&P MidCap 400® Index Portfolio	Unit Investment Trust Horace Mann Life Insurance Company	Springfield, IL	78.81%
	Prudential Financial – AZ Annuity	Newark, NJ	13.13%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of any Fund as of such date.

CVT Index Portfolios106SAI dated May 1, 2025

APPENDIX B

Class I Fees and Ownership

Shareholder Servicing Fees.  For the fiscal year ended December 31, 2024, the following table shows total shareholder servicing fees paid pursuant to the Shareholder Servicing Plan paid by the Fund:

Fund	Shareholder Servicing Fees Paid
CVT S&P MidCap 400® Index Portfolio	$135,074
CVT Nasdaq 100® Index Portfolio	$262,362
CVT Russell 2000® Small Cap Index Portfolio	$135,990
CVT EAFE International Index Portfolio	$73,178
CVT Investment Grade Bond Index Portfolio	$89,146

Control Persons and Principal Holders of Securities.  As of April 1, 2025, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund.  In addition, as of the same date, the following record owner(s) held the share percentage indicated below.

CVT EAFE International Index Portfolio	Ameritas Life Insurance Corp. Ameritas Variable Separate Account VA2	Lincoln, NE	33.74%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account V	Lincoln, NE	15.15%
	IDS Life Insurance Company	Minneapolis, MN	9.35%
	National Financial Services LLC	Brooklyn, NY	6.29%
	Ameritas Life Insurance Corp. Carillon Life Account	Lincoln, NE	6.27%
	Ameritas Life Insurance Corp. Separate Account D	Lincoln, NE	5.86%
CVT Investment Grade Bond Index Portfolio	Ameritas Life Insurance Corp. Ameritas Variable Separate Account VA2	Lincoln, NE	55.88%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account V	Lincoln, NE	9.26%
	Woodmen of the World/Omaha Woodmen Life Insurance Society	Omaha, NE	8.73%
	Ameritas Life Insurance Corp. Carillon Account	Lincoln, NE	6.12%
	Ameritas Life Insurance Corp. Carillon Life Account	Lincoln, NE	5.27%
CVT Nasdaq 100® Index Portfolio	Modern Woodmen of America	Topeka, KS	38.75%
	Woodmen of the World/Omaha Woodmen Life Insurance Society	Omaha, NE	17.99%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account VA2	Lincoln, NE	13.80%
	Farm Bureau Life Insurance Company	W. Des Moines, IA	7.98%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account V	Lincoln, NE	7.73%
CVT Russell 2000® Small Cap Index Portfolio	Transamerica Life Insurance Company	Cedar Rapids, IA	23.72%
	Modern Woodmen of America	Topeka, KS	18.45%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account V	Lincoln, NE	16.18%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account VA2	Lincoln, NE	13.30%

CVT Index Portfolios107SAI dated May 1, 2025

CVT S&P MidCap 400® Index Portfolio	Ameritas Life Insurance Corp. Ameritas Variable Separate Account VA2	Lincoln, NE	23.20%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account V	Lincoln, NE	20.34%
	Modern Woodmen of America	Topeka, KS	14.75%
	Woodmen of the World/Omaha Woodmen Life Insurance Society	Omaha, NE	6.99%
	Ameritas Life Insurance Corp. Carillon Life Account	Lincoln, NE	6.17%
	Ameritas Life Insurance Corp. Carillon Account	Lincoln, NE	5.64%
	Ameritas Life Insurance Corp. Separate Account G	Lincoln, NE	5.55%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of any Fund as of such date.

CVT Index Portfolios108SAI dated May 1, 2025

APPENDIX C

CVT S&P 500® Index Portfolio Fees and Ownership

Shareholder Servicing Fees.  For the fiscal year ended December 31, 2024, the following table shows shareholder servicing fees paid pursuant to the Shareholder Servicing Plan paid by the Fund:

Fund	Shareholder Servicing Fees Paid
CVT S&P 500® Index Portfolio	$364,512

Control Persons and Principal Holders of Securities.  As of April 1, 2025, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund.  In addition, as of the same date, the following record owner(s) held the share percentage indicated below.

S&P 500® Index Portfolio	Ameritas Life Insurance Corp. Ameritas Variable Separate Account VA2	Lincoln, NE	26.26%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account V	Lincoln, NE	26.03%
	Ameritas Life Insurance Corp. Carillon Life Account	Lincoln, NE	10.92%
	Ameritas Life Insurance Corp. Carillon Account	Lincoln, NE	9.09%
	Woodmen of the World/Omaha Woodmen Life Insurance Society	Omaha, NE	8.35%
	Ameritas Life Insurance Corp. Separate Account G	Lincoln, NE	5.74%
	Ameritas Life Insurance Corp. Separate Account G-2	Lincoln, NE	5.26%

Beneficial owners of 25% or more of this Class are presumed to be in control of this Class of a Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of any Fund as of such date.

CVT Index Portfolios109SAI dated May 1, 2025

APPENDIX D

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of a default or impairment.

GLOBAL LONG-TERM RATINGS SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

GLOBAL SHORT-TERM RATING SCALE

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Ratings of Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Ratings of Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Ratings of Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

CVT Index Portfolios110SAI dated May 1, 2025

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

The global short-term ‘prime’ rating scale is applied to commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.  Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments.  The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO.  The short-term demand obligation rating uses the VMIG scale.  Transitions of VMIG ratings with conditional liquidity support differ from transitions of the Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

CVT Index Portfolios111SAI dated May 1, 2025

LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the financial obligation and the promise that it is imputed; and

• Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

CVT Index Portfolios112SAI dated May 1, 2025

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial    commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

ISSUER CREDIT RATINGS DEFINITIONS

S&P’s issuer credit rating is a forward-looking opinion about an obligor’s overall creditworthiness. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

Sovereign credit ratings are forms of issuer credit ratings.

Issuer credit ratings can be either long-term or short-term.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CVT Index Portfolios113SAI dated May 1, 2025

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D: An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P considers there to be a default on one or more of its financial obligations, whether long -or short-term, including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms.  A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in a ‘SD’ or ‘D’ issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

SD and D: An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to term.  An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

NR: Indicates that a rating has not been assigned or is no longer assigned.

MUNICIPAL SHORT-TERM NOTE RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note rating reflects S&P opinions about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus (+) designation.

CVT Index Portfolios114SAI dated May 1, 2025

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Issuer Default Ratings

AAA:  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.  ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exist that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.  Default is a real possibility.

CC: Very high levels of credit risk.  Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• The issuer had entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• The formal announcement by the issuer or their agent of distressed debt exchange;

• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• An unsecured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

• Has not otherwise ceased operating.

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This would include:

• The selective payment default on specific class or currency of debt;

• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

• The extension of multiple waivers of forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

• Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

• In all cases, the assignment of default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Credit Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk.  Default is a real possibility.

RD: Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.

S&P Insurer Financial Strength Ratings

An S&P insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

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This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

Category Definition

AAA

An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

AA

An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.

A

An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB

An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB, B, CCC and CC

An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths. ‘BB’ indicates the least degree of vulnerability within the range and ‘CC’ the highest.

BB

An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B

An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC

An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC

An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

SD or D

An insurer rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its insurance policy obligations. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms. An ‘SD’ rating is assigned when S&P believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. A selective default includes the completion of a distressed exchange offer. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

NR: Indicates that a rating has not been assigned or is no longer assigned.

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Plus (+) or Minus (-): The ratings from ‘AA’ to ’CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Insurer Financial Strength Rating

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Ratings.

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APPENDIX E

Calvert Funds

Proxy Voting Policy and Procedures

I.Overview

The Boards of Trustees (the “Board”) of the Calvert Funds1 have adopted these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy:

•“Fund” means each registered investment company managed by the Adviser; and

•“Adviser” means Calvert Research and Management.

II.Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy in accordance with the Adviser’s Proxy Voting Policies and Procedures (“Adviser Procedures”), a copy of which has been provided to the Boards. All Fund proxies will be voted in accordance with the Adviser Procedures. The Adviser Procedures shall comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and be reasonably designed to ensure that the Adviser votes Fund securities in the best interests of the Fund and must include how the Adviser addresses material conflicts that may arise between the interest of the Adviser and the interests of the Fund.

The Adviser is required to report to the Board any material changes to the Adviser Procedures in the manner set forth in Section V below.

III.Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year. On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund, how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•The Adviser will record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages. Such data shall be transmitted to the Adviser, which also acts as administrator to the Fund (the “Administrator”) or any third party service provider designated by the Administrator; and

•The Administrator will file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (the “Commission”) as required by the 1940 Act. The Administrator may delegate the filing to a third party service provider provided each such filing is reviewed and approved by the Administrator.

IV.Conflicts of Interest

The Adviser, as a fiduciary to the Fund it manages, must put the interests of the Fund and Fund shareholders collectively above those of the Adviser. When required to vote a proxy for the Fund, the Adviser and, in some instances, the Independent Trustees of the Funds may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser. Pursuant to Rule 206(4)-7 under the Advisers Act, the Adviser Procedures must include how the Adviser addresses material conflicts that may arise between the interests of the Adviser and the interests of the Fund.

V.Reports and Review

The Administrator shall make copies of Form N-PX filed on behalf of the Fund available for the Board’s review upon the Board’s request. The Administrator shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

______________

1 The Calvert Funds may be organized as trusts or corporations. For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.

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The Adviser shall provide reports to the Board as requested by the Board or as requested by the Administrator, the Funds’ Chief Compliance Officer or the Funds’ Chief Legal Officer, including material changes to the Adviser Procedures and material conflicts of interest. The Adviser Procedures, including any procedures relating to how material conflicts of interest are addressed by the Adviser, shall be provided to the Board at least annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund’s Chief Legal and Compliance Officers prior to implementing such changes to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures. The Fund’s Chief Legal Officer shall ensure that the required disclosure relating to the Adviser Procedures is included in the Fund’s registration statement.

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APPENDIX F

CALVERT RESEARCH AND MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Calvert Research and Management (“Calvert”) will vote proxies in a prudent and diligent manner and in the best interests of clients, in accordance with its fiduciary duties consistent with the objectives of the relevant investment strategy (“Client Proxy Standard”) and, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Calvert’s authority to vote the proxies of its clients is established by advisory contracts or similar documentation. These proxy voting policies and procedures (“Procedures”) are intended to reflect current requirements and guidance applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”).  The Procedures may change from time to time.

II. Overview

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all other stakeholders (employees, customers, communities and the environment). Calvert believes that combining effective governance and corporate sustainability better positions a company to create long-term value for its shareholders.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. Calvert has established guidelines for voting proxies that are set forth in Appendix A (the “Guidelines”), which set forth the general principles and voting guidelines employed by Calvert when voting proxies on behalf of clients. As noted therein, the Guidelines are not intended to be exhaustive and do not seek to anticipate every type of proposal that may be submitted to shareholders for a vote.  Calvert reviews the Guidelines periodically and they may be changed at any time.

Calvert normally votes proxies received by a client for which it has sole investment discretion (including the Calvert Funds) (each, a “Fund” and collectively, the “Funds”) through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services, Inc. Although Calvert retains the services of the Agent for research and development of proxy voting recommendations consistent with the Guidelines, Calvert remains responsible for proxy voting decisions.  Calvert may also receive and directly vote proxies with respect to certain private equity investments held by clients.  Any such proxies are also voted in accordance with the Guidelines.  Where applicable, proxies will be voted in accordance with client-specific guidelines.

III. Roles and Responsibilities

A. Proxy Administrators

Calvert has designated certain employees to administer these Procedures.  The proxy administrators and/or their designees (together, the “Proxy Administrators”) coordinate consideration of the manner in which certain proxies are voted with members of Calvert’s Engagement and Proxy Voting Committee as described herein.

B. Agent

The Agent is responsible for coordinating with the clients’ custodians and Calvert to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Calvert shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall execute and/or refer proxies consistent with instructions provided by Calvert to implement the Guidelines, unless otherwise instructed by Calvert in accordance with these Procedures. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to any Fund vote memorialized therein, such record must reflect all of the information required to be disclosed in the Funds’ Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Calvert upon request.

Subject to the oversight of Calvert, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to Calvert, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to Calvert when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall

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refer to those in which no conflict of interest has been identified. Calvert is responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretative guidance issued by the SEC in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605). Such oversight currently may include one or more of the following and may change from time to time:

•periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

•periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

•periodic meetings with Agent’s client services team;

•periodic in-person and/or web-based due diligence meetings;

•receipt and review of annual certifications received from the Agent;

•annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;

•periodic review of relevant changes to Agent’s business; and/or

•periodic review of the following to the extent not included in due diligence materials provided by the Agent:  (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information;  and (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations.

Engagement and Proxy Voting Committee

Calvert has established the Engagement and Proxy Voting Committee which, among other things, is responsible for reviewing the Guidelines at least annually. The Engagement and Proxy Voting Committee shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of Calvert as described below.

The members of the Engagement and Proxy Voting Committee shall consist of at least two employees of Calvert appointed by, and including, Calvert’s Chief Executive Officer (“CEO”) and President. The Proxy Administrators and the Director of Corporate Engagement are not voting members of the Engagement and Proxy Voting Committee. Members of the Engagement and Proxy Voting Committee may be changed from time to time at Calvert’s discretion. Matters that require the approval of the Engagement and Proxy Voting Committee may be acted upon by any of its member(s) available to consider the matter.

IV. Proxy Voting

A. The Guidelines

Calvert generally vote proxies in accordance with the positions set forth in the Guidelines. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert may vote shares in a manner that does not strictly adhere to or is inconsistent with the Guidelines if doing so is deemed by Calvert to be in the best interests of its clients.  Calvert will review the Guidelines at least annually.  In connection with proxies to be voted on behalf of the Funds, Calvert will submit amendments to the Guidelines to the Calvert Fund Board each year for ratification.

Section VI below sets forth the process in the event Calvert determine to vote a proxy in a manner not strictly in accordance with the Guidelines, and such vote presents a potential conflict of interest.

B. Voting Procedures

Except as noted in Section VI below, the Proxy Administrators and/or their designees shall instruct the Agent to vote proxies as follows:

1. Vote in Accordance with Guidelines

Calvert provides the Agent with voting instructions to implement the Guidelines for various types of proposals.  Based on such instructions, the Agent shall make recommendations to Calvert on the manner in which proxies shall be voted.

2. Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) a proxy is received for a proposal for which there is there is no voting instruction pursuant to the Guidelines or (ii) the Guidelines otherwise state that the proposal shall be referred to Calvert to determine the manner in which it should be voted, the Proxy Administrator shall evaluate the proposal and consider issues voted in the past that may have been similar to or adjacent to the voting issue at hand.  If the Proxy Administrator deems that past practice is not a sufficient guide to the appropriate vote, the Proxy Administrator may seek input from the Engagement and Proxy Voting Committee, which may consult with relevant analysts covering the company subject to the proxy proposal or its industry and shall

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instruct the Agent to vote based on this input. The Proxy Administrators will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.

3. Votes Contrary to the Guidelines

In the event the Proxy Administrator deems it appropriate to recommend a vote contrary to the Guidelines, the Proxy Administrator will provide the Engagement and Proxy Voting Committee with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for Calvert’s recommendation, and the Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Engagement and Proxy Voting Committee. Should the vote by the Engagement and Proxy Voting Committee concerning one or more recommendations result in a tie, Calvert’s CEO and President will determine the manner in which the proxy will be voted.

In the rare event that a vote contrary to the Guidelines is cast inadvertently due to an error committed by the Agent, the Proxy Administrator will review the reason leading to the error, rectify the cause with the Agent to prevent any future instances of the same error occurring, and review and determine whether the vote cast made a material impact on the voting outcome.

In either or both instances, Calvert will provide a report to the applicable board reflecting any votes cast on behalf of a fund contrary to the Guidelines, and shall do so quarterly as applicable.

4. Do Not Cast a Vote

It shall generally be the policy of Calvert to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, Calvert may determine not to vote (i) if the economic effect on shareowners' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); (iii) in markets in which shareowners' rights are limited; or (iv) Calvert is unable to access or timely access ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C. Securities on Loan

When a client participates in the lending of its securities and the securities are on loan on the record date for a shareowner meeting, proxies related to such securities generally will not be forwarded to Calvert by the client’s custodian and therefore will not be voted. Calvert instructs the security lending agent to use its reasonable efforts to recall any security subject to a proxy prior to the record date.

V. Recordkeeping

Calvert will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Advisers Act. Those records will include:

•A copy of these Procedures;

•Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•A record of each vote cast;

•A copy of any document created by Calvert that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•Each written client request for proxy voting records and Calvert’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained for such period as required by relevant law and regulation.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

Calvert shall establish that the Agent (i) is independent from Calvert, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. Calvert shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as Calvert may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify Calvert in

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writing within fifteen (15) calendar days of any material change to information previously provided to Calvert in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest

Calvert is part of Morgan Stanley Investment Management (MSIM) which is a division of Morgan Stanley, a global financial services group, and, as such, Calvert faces potential conflicts due to the role of other Morgan Stanley divisions which may have commercial relationships with companies in which Calvert may invest. Such potential conflicts of interest involving divisions of Morgan Stanley outside MSIM are managed through the operation of various policies and procedures, including (among others) those creating and enforcing information barriers between MSIM and other Morgan Stanley divisions.

Calvert has also enacted policies and procedures to address other potential conflicts, (for example, conflicts resulting from its own commercial or other relationships), including this Policy and the accompanying Guidelines, which requires the Proxy Administrator to vote proxies in accordance with the Client Proxy Standard.

In the event of a material conflict of interest not addressed by such one of the policies and procedures the Proxy Administrator will convene the Engagement and Proxy Voting Committee to discuss the proposal along with any other relevant materials, including a description of the basis for Calvert’s recommendation. The Proxy Administrator will then instruct the vote of the proxy in the manner determined by the Engagement and Proxy Voting Committee. Any determinations of the Engagement and Proxy Voting Committee regarding a material conflict of interest where appropriate will be reported to the Fund Board.

Calvert also faces potential conflicts of interest when voting proxies of its parent company Morgan Stanley. In such situations, Calvert will seek to vote its shares in the same proportion as other holders of the issuer’s shares (“echo vote”).

Adopted: June 20, 2018

Amended: December 3, 2019; March 6, 2023; March 5, 2024; March, 2025

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APPENDIX A

CALVERT RESEARCH AND MANAGEMENT

GLOBAL PROXY VOTING GUIDELINES

Effective March 19, 2025

I. INTRODUCTION	6
II. THE GUIDELINES	7
A. CORPORATE GOVERNANCE	7
1. Board and Governance Issues	9
2. Executive and Employee Compensation	13
3. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring	17
B. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY	19
1. Sustainability Reporting	19
2. Environment	20
3. Workplace Issues	22
4. International Operations and Human Rights	24
5. Product Safety and Impact	25
6. Consumer Finance	27
7. Political Action Committees and Political Partisanship	28
8. Other Issues	28

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I. INTRODUCTION

Calvert Research and Management (“Calvert”) believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all stakeholders (shareholders, employees, customers, communities and the environment). In our view, combining effective governance and corporate sustainability better positions a company to create long-term value.

Long-Term Value. Responsibly managed companies focus on long-term value creation that aligns the interests of management with those of shareholders and multiple other stakeholders. Effective governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareholder interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. In voting proxies, Calvert seeks to support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareholders; and the board of directors and management together must be accountable to the stakeholders. Accountable governance structures emphasize transparency, alignment of interests and inclusiveness: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and policies and procedures to effectively communicate with management; and compensation structures that work to align the interests and time-frames of management and shareholders. Calvert’s proxy voting guidelines seek to support corporate structures that create and reinforce accountability and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring material risks for the corporation. For example, companies that fail to account for potential liabilities associated with climate change may be creating risks that may result in costly government intervention or catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareholders, workers, communities and the environment.

As a long-term investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine effective governance and social responsibility seek to avoid unnecessary financial risk while serving the interests of both shareholders and other stakeholders. In our view, Effective Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our clients, Calvert votes proxies in accordance with its Global Proxy Voting Guidelines (“the Guidelines”) that are in effect at the time of a vote. The Guidelines describe the general principles applied in determining the manner in which proxy proposals submitted to Calvert will be voted.  With respect to certain types of proposals, the Guidelines indicate the manner in which Calvert ordinarily intends to vote such proposals.  The Guidelines are primarily intended to address proxy proposals from operating companies.  When voting on proposals relating to other types of entities (such as mutual funds, closed-end funds and business development companies), Calvert may take different or additional factors into consideration and will vote in a manner it deems to be in the best interest of its clients.  The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by Calvert to be in the best interests of shareholders.  Calvert reviews the Guidelines periodically and they may be changed or updated at any time.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that Calvert generally foresees voting all shares as described except in special circumstances where Calvert determines that a contrary vote may be in the best interests of shareholders.

When Calvert’s intention to vote on a particular proxy proposal is “case by case,” this means that Calvert will determine the manner in which to vote based on the facts and circumstances applicable to the proposal.

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In any instance where available disclosures do not provide sufficient information to make an informed voting decision, we will vote AGAINST the resolution.  In instances where an AGAINST vote is not an option, we will WITHHOLD or ABSTAIN.

In instances where a resolution might bundle multiple voting issues into single vote, Calvert will evaluate and consider the overall impact of the issues being raised by the proposal, giving due consideration to any of the bundled issues that would violate our guidelines. An additional consideration within this evaluation process is the binding or advisory nature of the proposal, if the proposal were to pass.

The Guidelines do not attempt to address every possible proposal that may arise at a shareholder meeting.  When voting proxies internationally, Calvert may consider local laws, customs and practices and update our policies as governance expectations evolve.

II. THE GUIDELINES

Set forth below are statements of the general principles that Calvert seeks to implement in voting proxies as well as the manner in which Calvert ordinarily expects to vote specific proxy proposals.

A. CORPORATE GOVERNANCE

1. Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, financial and reputational risks can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties to protect shareholder interests include maintaining appropriate relations with stakeholders.

Board Independence

One of the most fundamental sources of effective governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareholders and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees (or committees with equivalent functions where not explicitly required), should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareholders. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance.

The CEO is responsible for managing the day-to-day business and leading and executing the corporate strategy.  By contrast, the independent board chair is tasked with the responsibility of overseeing the board and management. Because the board’s ability to represent shareholders independently of management can be compromised through potential conflicts of interest when the Chair is also the CEO or a member of management, we believe the board should be chaired by an independent director. In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose slates of directors without at least a majority of independent directors.

•support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•oppose non-independent directors when the company lacks an audit, compensation, or nominating committee so that the full board functions as that committee.

•oppose non-independent director candidates nominated to the audit, compensation and/or nominating committees.

•support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director, except under circumstances where the phase-in process for Chair and CEO separation or electing an independent chair is required in a shortened timeframe and outside of the next CEO transition.

Board Diversity

Well-governed companies benefit from a wide diversity of perspectives and backgrounds on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a

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wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.  Calvert encourages companies to have an inclusive environment.

Calvert encourages companies to strive to provide all relevant diversity disclosures. At the board level, companies should provide fulsome racial and gender diversity disclosures at a minimum. Companies should allow directors to express their gender with a full range of gender expression, where possible.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, Calvert will vote on case-by-case on board independence and board diversity matters, based on our evaluations of the board’s qualifications and appropriateness for the company’s unique circumstances.

In voting on proposals relating to these matters, Calvert ordinarily will:

•For U.S., U.K., Canadian, Australian, and South African companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and at least two people of color, and if collectively, the board is not at least 40 percent diverse.

•For U.S., U.K., Canadian, Australian, and South African companies, oppose the Chair of the nominating committee if the board fails to meet the following thresholds:

•Gender – at least 40% representation of each, male and female; and

•Ethnicity – A percentage of ethnically diverse directors proportional to the population of the home country, or two diverse directors, whichever is greater;

•Collectively, the board is at least 50 percent diverse.

•For companies in countries outside of these five, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and oppose the Chair of the nominating committee if the board does not comprise of at least 40% representation of each, male and female.

•For U.S. S&P 500 companies, oppose the Chair (or Lead Independent Director in instances where the board has a staggered election process and the Chair is not up for a vote) if the demographic composition information on the board is not disclosed publicly.

•support proposals requesting companies to disclose a board diversity and qualifications matrix.

•support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

Each director should be willing and able to devote sufficient time and effort to his or her duties as a director. Absent extenuating circumstances, Calvert believes directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to their corporate governance responsibilities.  The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose slates of directors in situations where the company failed to take action on shareholder proposals that were approved by the majority of votes cast in the prior year.

•oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders, or when required under applicable rules or regulations adopted by the U.S. Securities and Exchange Commission.

•oppose directors if the board adopts a shareholder rights plan without shareholder approval that exceeds a term of one year without disclosing its rationale for adoption.

•oppose directors if the board makes a material adverse change to an existing shareholder rights plan without shareholder approval.

•vote case-by-case and potentially oppose director nominees in response to failures to address governance, stewardship, risk oversight, strategy, reporting and adoption of policies relevant for material sustainability issues such as climate change.

•oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors unless an acceptable reason for his/her absences is disclosed in the proxy or another SEC filing (i.e., medical issues/illness; family engagements).

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•oppose a director nominee if he or she has unexcused absences from full board or committee meetings that continue for two or more consecutive years, and the individual directors who serve as members of the nominating committee.

•oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed proposals seeking the creation of a board committee dedicated to long-term strategic thinking and risk management with respect to material sustainability issues affecting the company. While Calvert believes all directors should be informed and active on environmental and social issues, we do see the value of a focused sustainability committee particularly when we believe a company is exhibiting concerns. In voting proposals relating to these matters, Calvert ordinarily will:

•support reasonable proposals related to the creation of a board level committee on sustainability/corporate social responsibility issues where the company is demonstrating concerns. In evaluating these proposals, we will consider whether the proposed change is consistent with good governance practice, would enhance oversight and is appropriate to the unique circumstances of the company.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.  In voting proposals relating to these matters, Calvert ordinarily will:

•support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareholders for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals to limit director tenure.

•oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance (i.e., measured by one-, three-, and five-year total shareholder returns relative to a company’s peers).

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareholders. Yet there are ways that such requirements may also undermine effective governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareholder incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareholders. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareholder value.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals requiring that corporate directors own shares in the company based on factors such as fairness and proportionality.

•oppose excessive awards of stock or stock options to directors.

•vote case-by-case if a director stock plan exceeds the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, proposal on the plan will be voted on taking into consideration the following factors:

•The relative magnitude of director compensation as compared to companies of a similar profile;

•The presence of problematic pay practices relating to director compensation;

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•Director stock ownership guidelines and holding requirements;

•Equity award vesting schedules;

•The mix of cash and equity-based compensation;

•Meaningful limits on director compensation;

•The availability of retirement benefits or perquisites; and

•The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors and Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, and/or structure. Director candidates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders. Calvert will vote selecting the optimal combination of management and/or dissident directors. In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case by case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident nominees and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (from the management and dissident perspectives); (vii) strategic plan or considerations around sustainability, when applicable; (viii) impact on the level of board diversity; and (ix) stock ownership positions.

•oppose individual director candidate(s) if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals to elect all board members annually and to remove classified board structures.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against to determine the election of board nominees. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support both advisory and binding proposals seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareholder rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareholders may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals to allow cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose supermajority vote requirements.

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•support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

•support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

•vote case-by-case on proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareholder Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareholders holding a certain percentage of shares to nominate directors. We support the view that shareholders should be granted access to the proxy ballot in the nomination of directors under appropriate circumstances.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support management and shareholder proposals that grant shareholder access to the proxy ballot.

•vote case-by-case on proposals that create threshold targets for shareholder access to the proxy ballot, including an ownership threshold and holding period.

Restrictions on Shareholders Acting by Written Consent

Written consent allows shareholders to authorize action outside of a shareholder meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to affect the proposed action at a shareholder meeting.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals to restrict, limit or eliminate the right of shareholders to act by written consent.

•support proposals to allow or facilitate shareholder action by written consent.

Restrictions on Shareholders Calling Meetings

It is common for company management to retain the right to call special meetings of shareholders at any time, but shareholders often do not have similar rights. In general, we support the right of shareholders to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareholders to call a meeting can also restrict the ability of shareholders to require company management to consider shareholder proposals or director candidates.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose restrictions on the right of shareholders to call special meetings.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareholders – often a majority of shareholders – to exercise influence over the governance of the corporation. This approach in turn may diffuse directors’ incentives to exercise appropriate oversight and control over management.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals to create dual classes of stock except when a time-based sunset provision exists that would automatically convert the dual-class structure to one-share, one vote on a specified anniversary of the initial public offering.

•vote case-by-case on proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), supporting these proposals if they are consistent with shareholder rights and equitable treatment of all shareholders.

•support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

While recognizing that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareholders. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls. In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals seeking ratification of the auditor when Calvert determines that the independence of the auditor may be compromised.

•support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

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•support proposals that set a reasonable mandatory rotation of the assigned auditor partner (at least every five years).

•support proposals that call for more stringent measures to ensure auditor independence.

•support proposals (typically outside the US) that call for the annual election of auditors by shareholders.

Audit Committee

•oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where it appears that the independence of the auditor may be compromised.

•oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

In a number of countries outside of the US, companies routinely appoint internal statutory auditors.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

Transparency and Disclosure

Historically, many non-U.S. countries have not required robust and transparent corporate disclosures equivalent to what is available in the U.S.  More recently, there have been waves of reform around the world, including the development of voluntary and required governance codes. The common feature of these codes is that shareholders expect their companies to be transparent.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals that call for full disclosure of company financial performance.

•support proposals that call for an annual financial audit by external and independent auditors.

•support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•support proposals that call for disclosure of related party transactions.

•support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on bylaw changes affecting shareholders’ litigation rights.

2.Executive and Employee Compensation

Shareholders have a strong interest in executive pay because compensation creates the incentive structure that drives strategy, risk management and operational excellence.  Due attention to executive compensation is a fiduciary duty of the board, which should exercise care and diligence in the design of compensation plans.

Companies should establish an independent compensation committee to carefully review and set compensation guidelines and develop plans.  Compensation plans should be sufficient to attract and retain the best talent, align the interests of management and shareholders, and link pay to financial performance and the achievement of operational goals.  Boards should also carefully disclose plan features, amounts of compensation, and linkages between compensation and strategy in clear, plain language.  Where appropriate, companies should include quantitative data in either graphical or tabular format in order to aid understanding.

Long-term shareholders should hold boards accountable to this responsibility through active engagement and proxy voting.  Shareholders should expect that compensation levels be reasonable relative to peers, company circumstances, and business strategy.  They should evaluate whether the plan structure appropriately links pay to performance and is consistent with principles of pay equity for other members of leadership and for ordinary workers.  The structure of pay plans should also incorporate management incentives to deal fairly with all stakeholders and implement a long-term, sustainable business strategy.  In voting on proposals relating to these matters, Calvert ordinarily will:

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Advisory Vote on Executive Compensation (Say on Pay)

•support the right of shareholders to cast an annual, non-binding vote on corporate executive compensation plans.

•vote case-by-case on “say-on-pay” proposals by company management, generally considering the following criteria:

Incentive Compensation

•Pay for Performance:  The structure and level of pay should be linked to performance in a manner that aligns management interests with those of shareholders over a full business cycle.  Named Executive Officers (NEOs) should be reasonably rewarded for success and should share losses with shareholders during downturns.  Plans should incentivize a reasonable amount of risk taking, consistent with the interests of long-term shareholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose provisions that reduce the alignment of management and shareholder interests,

•oppose plans that do not clearly explain the reason for any significant deviation from a clear link between pay and performance.

•Time Horizon: NEOs should be given a mix of short and long-term incentives including both cash and equity-based securities, with the greater weight to long-term awards.  Vesting of long-term awards should be consistent with the business cycle of the company, normally within at least a 3–5-year time horizon.  Companies should explain why the time horizon chosen is consistent with business strategy. At least a portion of equity compensation should be required to be held for a period that seeks to align NEOs with long-term owners. In total, we look for the vesting and holding period to amount to no less than 5 years.

•Incentive Structure:  Companies should explain how incentives link to corporate strategy and drive long-term performance and risk management. Long-term awards (whether restricted stock, options, performance shares or other structure) should be comprised of a balanced mix of time and performance-based elements, with a transparent mix of quantitative and qualitative criteria determining awards, as appropriate.  Long-term incentive plans which comprise fully of time-based awards may be permitted. In plans where performance-based elements are present, performance targets should be realistic and appropriately challenging.  Limited discretion to allow boards to adjust compensation due to extraordinary circumstances may be permitted; however, excessive discretion raises concerns, especially when performance is poor or when pay does not reflect performance.

•ESG Incentives:  An increasing number of companies are adopting ESG metrics in their short-term awards; long-term awards; or both.  Companies may consider adopting meaningful ESG metrics in their executive incentive compensation programs to incentivize management to improve long-term shareholder value creation by improving performance on material sustainability measures.  When setting ESG metrics in compensation programs, similar to financial and strategic goals, we look to companies to set rigorous goals with clearly defined performance periods.  Goals should generally be quantitative in nature, and we look to ensure that the achievement of goals can be easily assessed by shareholders. Metrics that are embedded into a larger scorecard that rely on a significant amount of discretion are not advisable. In determining the type of ESG metric, we look to see that the goals set are in line with business strategy to incentivize financial outperformance or mitigate ESG-associated risks.

•Peers: Peer group companies should be chosen based on reasonable criteria, such as size, industry or risk profile, and the rationale disclosed to shareholders.  The Board should make a careful analysis of how plans compare to peer groups and explain significant deviations based on the unique circumstances of the company.

•Pay Equity: The level of CEO pay relative to other categories of employment should be reasonable, considering both the balance of compensation among top management as well as the ratio of CEO pay to that of ordinary workers.  Pay that is excessively unequal relative to peer companies may raise a concern about the independence of the board from management influence, unless adequately explained.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose mandated pay limits as a check on pay disparity.

•Stakeholders and Sustainability: We prefer that the plan meaningfully incorporate strategic goals related to sustainability and fair treatment of stakeholders.  The company should disclose which sustainability or stakeholder issues are material to performance and how compensation plans create incentives for optimal management of these issues.

•Clawbacks: Calvert expects that plans include a provision to recoup compensation in the case of malfeasance or material accounting restatement.

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•Perquisites:  Perquisites are non-financial forms of compensation such as country club memberships or personal travel on company aircraft.  The cash value of perquisites is usually small relative to the size of pay packages and may be appropriate if linked to business needs. However, excessive perquisites may raise concerns about the independence of the board from management.  Executive perquisites, and their rationale, should be clearly disclosed along with other compensation.

•Transparency: Plan provisions and pay levels should be clearly disclosed in plain language for each named executive officer.  The structure of plans, pay levels, and rationales for compensation decisions should also be made clear. The plan should be clear regarding the link between pay, long-term strategy, and performance expectations.

•Ethics: In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose plans submitted by companies with a recent history of ethical lapses related to compensation (e.g. backdating of options, inaccurate disclosures) unless the company has made significant governance changes to ensure that compensation is managed using the highest ethical standards.

Country-Specific Compensation Disclosures

Different countries have varying standards on executive compensation disclosure requirements and what is generally practiced in each market. These distinctions lead to different compensation issues becoming material within each country.  For companies that are domiciled in jurisdictions that tend to have weaker regulations around required compensation disclosure as well as generally weaker practices demonstrated by companies, Calvert will hold those compensation programs to standards widely accepted by the market and in line with the country’s regulatory requirements for disclosure.

Equity Compensation

Equity compensation may include restricted shares, options, or other structures designed to link pay to equity performance.  All equity plans are subject to the incentive criteria detailed above.  Additionally, we believe that companies should not make loans to support stock purchases.  While these Guidelines generally oppose plans with certain features, Calvert may support any well-designed provision in specific circumstances where it is warranted, if appropriate restrictions are in place, the rationale clearly and persuasively disclosed, and the provision is submitted to shareholders for approval.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose provisions that provide downside protection to plan participants that are not available to other shareholders;

•support equity plans that tend to create long-term incentives for management to create long-term sustainable value.  The board should carefully consider how the mix of equity linked securities aligns management incentives with reasonable tolerance for risk consistent with business strategy.

•support proposals that will require executives to hold sufficient shares to incentivize them to think like long-term owners.

•Pay Disparity: oppose equity plans that whose benefits are inappropriately skewed toward top management, in a manner inconsistent with the goal of attracting and motivating professionals at all levels of the corporation.

•Reload Options and Evergreen Provisions: oppose features, such as evergreen provisions and reload options that may lead to a misalignment of management and shareholder interests.

•Repricing: oppose the repricing of options, which undermines the incentive value of these awards.

•Accelerated Vesting: oppose accelerated vesting of shares and options in the case of a restructuring.

•Dilution: oppose plans that are excessively dilutive to minority shareholders.

•Hedging:  oppose provisions supporting hedging of risks by NEOs in a manner that undermines the design of compensation plans.

Employee Stock Purchase Plans

•support broad-based employee stock purchase plans (ESPPs), which encourage alignment between employees and shareholders.

•oppose ESPPs that are determined to be unreasonable because, for instance, they offer shares for less than 85% of the current price or create dilution of greater than 10%.

Severance Agreements (“Golden Parachutes”)

Companies may establish severance agreements that provide compensation packages for top executives who are terminated or demoted pursuant to a takeover or other change in control (“golden parachutes”). Companies argue that such agreements are necessary to keep executives from “jumping ship” during potential takeover attempts. The Dodd-Frank Wall Street Reform and Consumer Protection Act provides shareholders with advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs). Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.  Calvert believes boards should allow shareholders

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the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals providing shareholders the right to ratify adoption of severance or change in control agreements.

•oppose the election of compensation committee members who approve severance agreements that are not ratified by shareholders.

•oppose golden parachute proposals that include one or more of the following features, depending on the number, magnitude, and/or timing of issue(s):

•Single- or modified-single-trigger cash severance;

•Single-trigger acceleration of unvested equity awards;

•Full acceleration of equity awards granted shortly before the change in control;

•Acceleration of performance awards above the target level of performance without compelling rationale;

•Excessive cash severance (generally >3x base salary and bonus);

•Excise tax gross-ups triggered and payable;

•Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Plans for Non-Employee Directors

•vote case-by-case on compensation plans for non-employee directors, based on:

•The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•The company’s three-year burn rate relative to its industry/market cap peers; and

•The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Non-Employee Director Pay – U.S.

•oppose members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling reason or other mitigating factors.

Shareholder Ratification of Director Pay Program

•vote case-by-case on management proposals seeking U.S. ratification of non-employee director compensation based on:

•If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•An assessment of the following factors:

•The relative magnitude of director compensation as compared to companies of a similar profile;

•The presence of problematic pay practices relating to director compensation;

•Director stock ownership guidelines and holding requirements;

•Equity award vesting schedules;

•The mix of cash and equity-based compensation;

•Meaningful limits on director compensation;

•The availability of retirement benefits or perquisites; and

•The quality of disclosure surrounding director compensation.

Compensation Committee

•oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

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3.Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers, acquisitions and other corporate restructurings frequently raise significant issues and should be considered very carefully. These actions may have the effect of profoundly changing corporate governance and strategy.

Considering the Non-Financial Effects of a Merger Proposal

Mergers, acquisitions and other corporate restructuring proposals allow or require the board to consider the impact of the proposed action on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a proposal on the grounds that it would adversely affect the company's stakeholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals that consider non-financial impacts of mergers, acquisitions or other corporate restructurings.

•vote case-by-case on all merger, acquisition and restructuring proposals, giving consideration to the value being offered to shareholders and the likely impact on sustainability risks and opportunities.

•oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Adjournment of Meeting

Generally oppose proposals that provide management with the authority to adjourn an annual or special meeting, particularly in instances where the proposal seeks to adjourn meetings for the purpose that “other business” might be brought forth.

Generally support proposals that pertain to soliciting additional votes for a merger or transaction if there are insufficient votes at the time of the meeting to approve the transaction if Calvert is supporting that merger or transaction.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareholders are required to opt in for such provisions to be operational; in others, directors or shareholders may opt out. Hostile takeovers come in many forms. Some offer advantages to shareholders by replacing current management with more effective management. Others do not. Shareholders of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareholders should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws.

•oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings (“IPOs”). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who will be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

•vote case-by-case on proposals to amend or change corporate charter or by-laws, and will ordinarily support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability.

Corporate Purpose

In the United States and certain other markets, companies are typically understood to owe their primary fiduciary duty to shareholders.  In certain other markets, especially in Europe, a “stakeholder centric” model prevails, requiring companies to consider the interests of all stakeholders in making decisions.  Recently, some companies in the U.S. and other shareholder-centric markets have been integrating stakeholder concerns into governing documents, and a few have reincorporated under corporate forms that prioritize the creation of value for all stakeholders.  Calvert supports reasonable

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governance reforms to better align companies with long-term shareholder interests, which include appropriate consideration of stakeholder concerns that are material to the performance of the business.

In voting proposals relating to these matters, Calvert ordinarily will:

•support proposals that generally ask companies to align the corporate governance practices and provisions with a business model that creates societal impact and addresses stakeholder concerns.

•oppose proposals that are overly prescriptive in asking companies to amend their certificates of incorporation to reorganize into different corporate structures on the basis of aligning with its commitment to a stakeholder-centric model.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareholder rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•vote case-by-case on proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•oppose proposals to reincorporate outside the United States if is determined that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareholders; in others, the benefits to shareholders are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•vote case-by case on proposals authorizing the issuance of additional common stock.

•oppose the proposals if the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the proposal is to increase shares by more than 100 percent of the current authorization (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a shareholder rights plan or other takeover defense.

•support proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•vote case-by-case on proposals related to reverse stock splits that do not result in a proportionate reduction in the number of authorized shares, taking into account the following factors:

•A stock exchange notification to the company of a potential delisting;

•Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;

•The company's rationale; or

•Other factors, as applicable.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares, for which the terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose the creation of blank check preferred stock.

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•oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Shareholder Rights Plans

Shareholder rights plans (sometimes referred to as “poison pills”) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most shareholder rights plans resolutions deal with shareholder ratification of the shareholder rights plans or repealing them altogether.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals calling for shareholder approval of shareholder rights plans.

•oppose shareholder rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support anti-greenmail provisions.

•oppose the payment of greenmail.

B. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

1. Sustainability Reporting

Investors require substantive and comparable information about corporate performance on material ESG factors both to integrate these factors into investment decisions and to engage with companies.  A high-quality sustainability report can demonstrate the company’s positioning with respect to the material sustainability risks and opportunities it may face.  However, sustainability reporting is a relatively new form of corporate disclosure, and until recently most sustainability reports offered little of value to investors, and a high degree of variation in quality and relevance persists among corporate disclosures.  Sustainability reporting continues to improve as guidelines promulgated by the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) have become recognized standards for disclosure.  These standards are useful to companies seeking to align their disclosures with the needs of the capital markets, but compliance with a third-party is not a substitute for accurately describing the company’s unique circumstances.  Effective reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues; and robust performance data that informs shareholders of how the company measures itself against its objectives. We believe that sustainability information that is deemed material should be incorporated into a company’s regulatory filings.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking companies to prepare sustainability reports, including those requesting disclosure consistent with SASB, GRI, or other internationally recognized sets of guidelines.

•support proposals requesting that companies conduct social and/or environmental audits and/or risk assessments of their performance.

2. Environment

All economic activities affect, and in turn depend on, the natural environment.  Physical changes in ecosystems, the associated effects on human health and the availability of natural resources, and national and international efforts to mitigate environmental harm will have a profound impact on corporate and investor outcomes.  We believe that, over time, the market will reward companies whose strategies and operations continually progress towards minimal negative or beneficial environmental impact.  As investors, we also believe that over the long-term stable ecosystems are necessary to sustain capital markets and economic growth.

We expect that companies will develop robust environmental management systems; implement business strategies that anticipate risks and opportunities related to growing expectations for corporate environmental sustainability, and set quantitative targets for reducing environmental impacts from operations and supply chains. Companies should pay particular attention to their impact on:

Climate:  Companies should develop policies and procedures to anticipate the risks and opportunities related to the transition to a low carbon economy; reduce, and ultimately eliminate, greenhouse gas emissions from products, operations and supply chains; transition to the use of renewable and low carbon energy sources as economic feasibility allows; mitigate ocean acidification; and anticipate possible physical impacts of climate change on markets and infrastructure.  Companies should consider all material sources of climate impacts, including direct emissions, indirect

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emissions through purchased electricity, products, supply chains, end-of-life and ancillary business activities. In considering these policies and procedures, Calvert commits to support companies in achieving a net zero greenhouse gas emissions goal by 2050 or sooner, in line with global efforts to limit warming to 1.5 Celsius.

In planning and implementing decarbonization strategies, companies should also consider the impact on workers and communities, especially the most vulnerable.   Public and private investments in low-carbon strategies and technologies should also be designed to support inclusive economies and a just energy transition.

Water: Companies should analyze risks associated with business operations that might affect: water stressed areas; the possible impacts of changing water systems on their ability to operate; the impact of company operations on water quality or availability; consider the company’s impacts on marine life and ecosystems; and explore ways of increasing access to water, especially among economically disadvantaged populations. Companies in water-intensive industries, including the food products, paper and semiconductor industries, should consider improving their water efficiency or water re-use.

Toxins and Pollution:  Companies should develop policies and procedures to reduce or eliminate the use and marketing of toxic chemicals; to minimize waste throughout product lifecycles; and to seek alternatives to products and operations whose emissions harm human health and the environment. Additionally, producers of plastics should report on its efforts to reduce or eliminate the use and marketing of plastics, as well as the relevant impact on its business model.

Land Use and Biodiversity:  Companies should analyze the impacts of their operations and products on land use and biodiversity, including agricultural land use, deforestation, habitat conservation, and pollution.

In voting on proposals relating to the foregoing environmental matters, Calvert ordinarily will:

General

•support reasonable proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Climate Change Mitigation

•support proposals requesting that companies disclose information on greenhouse gas emissions (including carbon, methane, and all other recognized greenhouse gases) and mitigation targets.

•support proposals asking companies to adopt greenhouse gas reduction targets, including science-based targets.

•support proposals asking for the preparation of a report on a company’s efforts to increase its use of renewable energy sources.

•support proposals asking for increased investment in renewable energy unless the terms of the resolution are overly restrictive.

•support proposals seeking an assessment of a company’s impact on financed emissions through their investment, lending, and borrowing activities.

•support proposals asking companies to report on the strategic implications of a current or anticipated energy transformation on their business models.

•support climate change mitigation proposals related to the aforementioned actions in alignment with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.

Climate Change Adaptation

•support proposals seeking the preparation of a report on the company’s risks attributable to climate change.

•support proposals seeking disclosure of the company’s plans to adapt to climate change.

•support proposals seeking disclosure of the company’s plans in order to align its oversight, strategy, and operations with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.

•support “just transition” proposals seeking disclosure of the company’s plans to integrate concerns about workers and communities into its decarbonization strategy and activities.

Advisory Vote on Climate Transition Plans (Say-On-Climate)

Vote case-by-case on management “Say on Climate” proposals that present company climate plans or strategies to shareholders for an advisory vote, considering the following factors:

•Alignment of corporate strategy with net zero commitments

•Greenhouse gas emissions reduction goals in line with efforts to limit global temperature increase to well below 2 degrees Celsius

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•Disclosure and alignment of interim targets with net zero commitments

•Emissions reductions efforts throughout the entirety of the company’s operations and its value chain

•Evidence of actualized emissions reductions and planned capital allocation towards climate strategy

•Effective governance of overall climate strategy

•Incorporation of concerns about workers and communities into climate-related planning and activity (i.e. – “Just Transition”)

In consideration of the different forms of management and shareholder proposals that may arise related to Say-on-Climate, Calvert will generally:

•oppose management proposals on climate plans that fail to meet the disclosure, strategic, oversight and target-setting considerations listed above.

•support shareholder proposals that ask the company to issue a climate transition report or plan.

•support shareholder proposals that ask the company to provide shareholders with the opportunity of an annual advisory vote on the company’s climate-related policies and strategies.

Waste and Pollution

•support proposals seeking improved management and reporting of a company’s risks linked to pollution of air, water, land or other ecological systems.

•support proposals seeking the preparation of a report on a company’s risks linked to the lifecycle environmental impact of materials used in its production and products, including plastics.

•support proposals asking for reporting and management of waste throughout the supply chain and product lifecycle, including proposals to develop and report on recycling and “circular economy” strategies.

•support proposals asking for a report on the health effects of environmental pollution, especially with respect to the disparate impact of pollution on different ethnic and socioeconomic groups.

Water

•support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to the company’s impact on water quality, availability, and accessibility.

•support proposals seeking the adoption of programs and policies that enhance equitable access to affordable safe drinking water and sanitation.

•support proposals seeking improved management of water in industrial or agricultural operations and supply chains.

•support proposals asking for improved management and reporting of marine ecosystems.

•support proposals seeking improvements in water efficiency or water re-use for companies in water-intensive industries, including the food products, paper and semiconductor industries.

Land-Use Change / Biodiversity Conservation

•support proposals requesting greater transparency of the company’s impact on land use, including deforestation, throughout the company’s product lifecycle.

•support proposals asking companies for the preparation of a report on the impact of the company on biodiversity, throughout the company’s product lifecycle.

3. Workplace Issues

Labor Relations and Vendor Standards

The relationship between companies and their labor forces has become more complex over the last 20-30 years.  The simple employee-employer relationship has evolved into outsourced and offshored supply chains, contingent workers, contractors, “gig economy” labor, and other non-standard forms.  Companies retain the responsibility for respecting the human rights of everyone they employ regardless of the legal status of the worker. Companies that provide fair labor standards, equitable compensation and decent working conditions may experience improved productivity and worker engagement.  Conversely, companies that violate core human rights may face legal and reputational risk, as well as the risk of a disengaged and unproductive workforce.

Worker rights include, at a minimum, the core International Labor Organization standards, which include freedom of association and collective bargaining, freedom from discrimination, and prohibitions on child and forced labor.  Other safeguards, such as the right to a safe and healthy workplace, freedom from harassment and livable and equitable compensation, are also important.

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At a minimum, companies should develop a code of conduct that respects all relevant human rights in the workplace and that covers company operations, supply chains and other key business partners. Companies should report on their human capital practices as well as their related policies and procedures. Companies should also provide detailed explanations of expectations to managers and vendors and provide for independent monitoring of compliance.  Remediation should be available for violations of company policy, and the company should be transparent about when it would terminate a relationship based on human rights violations.

In the current environment, companies should pay special attention to supply chain resiliency while ensuring worker’s rights are being upheld to standards of international conventions, throughout their supply chain, especially in high-risk countries. Companies should also improve transparency by reporting on all the suppliers that are involved in the full lifecycle of their product or service, in addition to disclosing their responsible sourcing practices. In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals seeking improved management and reporting of a company’s suppliers, supply chain resiliency and responsible sourcing practices.

Modern Slavery

Although slavery has been formally abolished, people remain enslaved in many parts of the world, including in the supply chains of public companies.  Modern slavery practices can be found in any sector and may include forced and bonded labor, unlawful child labor, and human trafficking. Risks are highest in industries whose supply chains are relatively more labor-intensive, lower-skilled, lightly regulated, or more reliant on migrant labor.  Different methods of pressure and coercion are imposed on workers including physical threats, intimidation, psychological abuse, misuse of the legal process, or other means to compel someone to work, often making it extremely difficult for those workers to leave those arrangements.

Calvert believes companies need to take affirmative steps to avoid complicity in any form of modern slavery, consistent with international law and global standards addressing forced labor, including those from the International Labor Organization, the Universal Declaration of Human Rights, the United Nations Guiding Principles on Human Rights, the Worst Forms of Child Labor Convention, and the United Nations Sustainable Development Goals. Especially in high-risk industries, we expect companies to have strategies and policies to address the root causes of potential violations and develop steps for a value chain free from any forced labor or human trafficking.

Companies should publicly disclose the modern slavery risks within their operations and supply chains, the actions they have taken to assess and address such risks and the effectiveness of such steps, including policies on modern slavery and human trafficking, due diligence processes, risk assessment and management and information on training. Companies should take affirmative steps, as appropriate, to support and promote prevention, protection, and remediation measures to eliminate all forms of forced and bonded labor and modern slavery.

Mandatory Arbitration

Some companies use arbitration clauses to have their employees resolve disputes outside of judiciary courts.  The use of these clauses for their employees potentially can expose companies to brand, legal, and human capital risks as mandatory arbitration potentially limits employees’ remedies for wrongdoing, reduces willingness to report discriminatory behavior and conceals potential concerns shared by other employees.  Generally, Calvert will:

•support well-crafted proposals asking the company to produce a report on its use of mandatory arbitration on employment-related claims, while considering:

i. Current practices and policies related the use of mandatory arbitration agreements;

ii. The history of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements; and

iii. The existing disclosure of its policies and practices, and impact on workplace culture related to the use of mandatory arbitration agreements on workplace claims as compared to its peers.

•oppose proposals that request that the company adopt a mandatory arbitration bylaw.

Diversity and Equal Employment Opportunity (EEO)

While most companies now agree that a diverse workforce is important to corporate performance, progress towards equality remains slow, both in the U.S. and elsewhere.  Insufficient representation deprives the companies of the perspectives and talents of individuals who are prevented from achieving their full potential.

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Over the past few years, investor concerns about diversity have broadened from the number of women and people of color in leadership to root causes of persistent barriers to advancement, such as racial or gender gaps in pay, sexual harassment and gender-based violence, and the absence of effective policies to help employees balance work and family responsibilities.

Many investors are asking companies to develop diversity policies that outline company efforts to prevent discrimination and build a more diverse workforce; to explain the company’s policies to increase diversity on its board of directors; disclose the company’s diversity statistics for each professional level, for example through release of the EEO-1 report in the United States; to provide quantitative and qualitative reports on pay gaps; and to provide appropriate disclosures on company efforts to eliminate harassment and other forms of gender-based violence in the workplace.

Additionally, investors are asking companies to develop policies and practices to prevent discrimination and harassment of LGBTQ+ employees and to create a working environment where individuals can feel comfortable and accepted.  While most U.S. public companies currently have  non-discrimination policies, investors are concerned that these policies are not consistently applied across the company, its supply chain and its business partners, especially in places that do not provide legal protections for LGBTQ+ people.

In voting on proposals relating to workplace matters, Calvert ordinarily will:

•support proposals requesting that companies adopt fair labor practices consistent with all recognized international human rights standards.

•support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that suppliers, licensees, and other key business partners comply with all applicable laws and/or international standards regarding wages, benefits, and working conditions.

•support proposals requesting companies to adopt, report on, and agree to compliance and enforcement procedures for labor and human rights codes of conduct, including independent monitoring.

•support proposals asking for an assessment of risks related to potential violations of labor and human rights.

•support proposals asking a company to issue a diversity report, including diversity policies and full disclosure of EEO-1 data for U.S. workforces.

•support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•support proposals to adopt policies to eliminate gender-based violence and other forms of harassment from the workplace, as well as proposals asking a company to prepare a report on its efforts to promote a safe workplace for all employees.

•support proposals asking companies to prepare a report on pay equity based on race, gender, or another appropriate category.

•Calvert will oppose proposals that seek to eliminate or scale back diversity or non-discrimination policies.

Equity Audit Proposals

Equity audit proposals request companies engage a variety of key stakeholders to evaluate specific topics to be addressed, including employees, shareholders, customers, stakeholders, and civil rights organizations to see the environmental, civil, and/or racial impact on the company’s stakeholders. Calvert will ordinarily:

•support proposals asking the company to commission an equity audit while considering characteristics of the proposal such as who conducts the audit and qualifications of the auditor, among other factors; and

•oppose proposals that ask companies to commission non-discrimination audits designed either in spirit or substance to undermine the need for companies to protect the specific interests of minorities.

Employee Representation on Boards

Non-management employee representation on boards provides an opportunity for enhancing board diversity by potentially giving the board and management meaningful insights into the company’s workplace.

In voting proposals asking for an employee representative (or increased employee representation) to serve on the board, Calvert ordinarily will support these proposals, factoring in the potential employee representative director’s rights and duties as compared to other incumbent board members, objective independence of the candidate, director selection process, existing workplace controversies facing the company, among other issues.

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4. International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Companies operate in these locations for a variety of reasons, including access to natural resources, lower wages or regulatory burdens, access to regional markets, or for many other reasons.  For the global economic actors, globalized companies create numerous benefits including expanded markets, improved efficiencies, and greater competitiveness. These operations may also be highly beneficial to the host country by providing jobs, tax payments, access to new products and services, and development opportunities. However, such operations may exploit local workforces or communities, or become complicit in human rights violations committed by host governments or business partners, if companies fail to develop and enforce substantive policies to respect human rights.

Modern communications technologies have increased public scrutiny of company operations around the world.  Adverse publicity from transgressions of human rights may result in regulatory action, loss of social license to operate, boycotts, work stoppages and other business harms.  Policies to safeguard human rights help to ensure company’s ability to operate globally with a minimum of opposition from global or local stakeholders.

Numerous internationally recognized standards guide the development of corporate human rights policies.  At a minimum, companies should commit to respecting all human rights as outlined in the Universal Declaration of Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights.  Company policy should also be consistent with internationally recognized standards for corporations, including the UN Guiding Principles on Business and Human Rights and the Global Compact.

It is particularly important for companies whose operations may have a significant impact on indigenous communities to develop affirmative policies and practices respect the rights of these groups both in the North America and globally.  The United Nations Declaration on the Rights of Indigenous Peoples defines the scope of rights specific to these groups, including for example self-determination, freedom from discrimination, and knowledge, cultures and traditional practices.   Companies should develop policies to avoid complicity in violations of indigenous rights through business partnerships, supply chains or financial investments.  Projects and investments should proceed only with the free, prior and informed consent of indigenous communities that may be significantly impacted.

Where relevant, companies should also develop specific policies to ensure respect for human rights that are material for their business, such as the right to health care and the right to privacy.  Companies should also incorporate a global policy to ensure respect for the rights of LGBTQ+ people, especially in countries and localities whose policies are either hostile or neglectful of LGBTQ+ rights. Numerous guidelines also exist that are relevant for specific industries and types of operations.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals requesting that companies develop appropriate policies to ensure respect for human rights throughout their global operations, including business partners and supply chains.

•support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment, consistent with international law regarding the rights of indigenous people to free prior and informed consent.

5. Product Safety and Impact

Companies bear primary responsibility for the safety of their operations and products.  In certain circumstances, ignoring product safety or impact concerns may result in short-term profitability for companies.  However, investors in companies that harm their customers or other stakeholders may be concerned about a risk of a consumer or regulatory response that undermines the economic viability of companies.  Moreover, harmful products may have broader community or environmental impacts that may de-stabilize markets in which shareholders invest.  Calvert believes companies should develop governance and reporting mechanisms to ensure the safety of their products.  In voting on proposals relating to these matters, Calvert ordinarily will:

•case-by-case on proposals asking companies to disclose product ingredients, depending on the feasibility of disclosure and the nature of the safety concerns.

•support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

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Toxic Chemicals

Greater awareness of the impact of toxic chemicals on human health has led to the widespread regulatory limitations on these chemicals and consumer embrace of alternatives.  Companies who ignore these trends and defend the use of chemicals deemed harmful risk being overtaken by more innovative rivals in the marketplace.  Calvert believes companies should disclose policies and practices to reduce the use or marketing of toxic chemicals, and provide reasonable disclosures of performance.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support resolutions asking companies to disclose policies related to toxic chemicals.

•support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

Animal Welfare

Concern for animal welfare has led to a consumer movement to demand better treatment of food animals.  Calvert believes companies should develop reasonable policies to assure the well-being of kept animals, consistent with good environmental practices and the safety and quality of foods.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking management to report on steps to reduce or eliminate antibiotic use for animal health.

•support proposals requesting that companies report on policies to ensure animal welfare.

•vote case-by-case on proposals asking companies to limit animal testing, giving consideration to the specific practices raising concerns, potential benefits to human health and welfare, and available alternative processes.

Inherently Dangerous Products and Inherently Hazardous Activities

Some products are inherently dangerous by nature because their function involves a risk of danger or injury to consumers or the general public’s health and safety. Additionally, some activities are inherently hazardous by nature, that is, they hold substantial risks of predatory practices and/or may lead to addiction. Inherently dangerous products, which may be age-restricted or require a license to obtain, include, but are not limited to, alcohol, tobacco, e-cigarettes, guns, firearms, and other weapons. Inherently hazardous activities include, but are not limited to, gambling and non-medicinal cannabis consumption.

Companies should publicly disclose the inherent risks associated with these products and activities and develop reasonable policies and procedures to mitigate the risks associated with their manufacturing, sale, distribution, use and/or participation.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking management to report on steps taken to mitigate the risks associated with consumer use of inherently dangerous products and consumer participation in inherently hazardous activities.

•support proposals requesting that companies report on its policies and procedures related to the risks associated with the manufacturing, sale and distribution of inherently dangerous products and participation in inherently hazardous activities.

•vote case-by-case on proposals asking companies to stop manufacturing inherently dangerous products or participating in inherently hazardous activities.

Data Privacy and Data Security

A revolution in computer and communications technologies has led to the rapid development of previously unimagined new services and access to information, while the number of internet users continues to expand globally.  One result of the transformation of communications services is the exponential growth in the personal information that has been created and collected by companies.  This data has potentially beneficial uses, including contributing to improved healthcare, more efficient transportation, and greater access to financial services.  However, many people may have concerns about giving companies access to their personal data, particularly if unauthorized users gain access to this data for criminal or other malicious purposes.

Beyond concerns about the security of data, users may also be concerned about data privacy -- the lawful use of these data by companies for purposes other than what users intend.  For example, data could be used to discriminate on the basis of race, gender, health or family status, or for other inappropriate purpose; for economic exploitation or harassment; or to manipulate a democratic election.  These concerns are heightened when companies sell data to third parties with no connection to the original user.

For this reason, governments are currently questioning the appropriate use of data, and in particular whether users or companies own the data that is collected.  Rules requiring companies to gain user consent for use of their data are coming into effect, but their effectiveness is not yet proven.

CVT Index Portfolios144SAI dated May 1, 2025

For example, the “right to be forgotten” has been codified in the European Union’s (EU) General Data Protection Regulation. Under such, personal data must be erased immediately where: (1) the data is no longer needed for its original processing purpose; (2) the data subject has withdrawn his or her consent and there is no other legal ground for processing; (3) the data subject has objected and there are no overriding legitimate grounds for the processing; or (4) erasure is required to fulfill a statutory obligation under the EU law. In addition, data must naturally be erased if the processing itself was against the law in the first place.

Expanding use of media raises additional concerns, such as the company’s responsibility to set rules for appropriate conduct on social media; the addictiveness of internet services, especially to children; and the company’s relationship to foreign governments who may wish to use data to violate human rights, especially the right to free expression.

For investors in companies whose business models depend upon unfettered access and use of user data, there is a risk that society will expand privacy rights and limit corporate use of personal data for business purposes, or that users will find ways of masking this information from companies while using internet services.  Companies should analyze these risks and create governance structures that will allow them to adapt to changing expectations for data privacy and security.  Companies should also develop robust systems to safeguard data from unauthorized access and use.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support data security proposals asking companies to strengthen governance mechanisms to prevent illegal or non-consensual use of data, and proposals for greater transparency regarding company efforts to protect user data.

•support reasonable data privacy proposals asking companies to set reasonable standards for the fair collection, storage and use of consumer data, respecting the rights of users to offer fully informed consent for the use of their data.

•support reasonable proposals asking companies to adopt content management policies that ensure freedom of expression and the free flow of information balanced with respect for user security, privacy, freedom from harassment and other rights on line.

•support proposals asking companies to develop policies to ensure that the company respects human rights wherever its services are available.

•support proposals asking companies to analyze the risk to its business model relating to data privacy or security.

Health and Pharmaceuticals

The continued high cost of medications in the United States limits access to many people, especially those lacking health insurance.  In the developing world, lack of access to healthcare continues to be a barrier to the advancement of these societies.  Additionally, the emergence of an epidemic of opioid abuse has raised concerns about the marketing practices of the pharmaceutical industry. Investors may be concerned about a public backlash against pharmaceutical company policies, with potential risks to the company’s ability to gain regulatory approval for new products, protect its intellectual property rights, and gain access to markets internationally, as well as potential liabilities relating to harm caused by its products.  Calvert believes companies should clearly disclose how its governance and management systems ensure attention to long-term risks relating to pricing and marketing strategies.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible globally, to report on its efforts to increase access, and to align governance mechanisms with the objective of increasing access, consistent with long-term financial performance.

•support proposals requesting that companies prepare a report on their policies to ensure that drug price increases do not have the effect of reducing access to life-saving medicines.

•support proposals to report on efforts to align governance mechanisms with high standards for product safety, especially regarding opioids.

•support proposals asking for responsible management of the production lifecycle of pharmaceutical products, including safe disposal.

•support proposals asking for information about the nutritional composition of the company’s food products.

6. Consumer Finance

Predatory Finance

Predatory finance is the imposition of unfair, abusive or deceptive practices on consumers of financial products. Targets of predatory practices are often economically disadvantaged people but may also be military families, students or the elderly. Of particular concern are practices that catch consumers in a “debt trap” in which additional loans are necessary to pay back original loans because the borrower is unable to repay their debts.  Predatory practices may be profitable in the short-term, but may impose longer term risks to shareholders both because of the risks that the company’s will face

CVT Index Portfolios145SAI dated May 1, 2025

regulatory scrutiny or consumer backlash and because predatory finance has the effect of de-stabilizing the market as a whole. In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals calling on companies to address and eliminate predatory or racially discriminatory lending practices.

•support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

7. Political Action Committees and Political Partisanship

Shareholders may be concerned that for some companies, activities to influence the political or policy environment may not be consistent with company sustainability strategy or the long-term interests of shareholders.  While federal and state law require disclosure of direct political spending, companies may make undisclosed expenditures indirectly through organizations who are not required to reveal their funding sources.  For this reason, shareholders are unable to track corporate political spending unless the company voluntarily discloses this information.

We believe that a lack of transparency regarding political contributions creates a risk that decisions about expenditures will be driven by the personal interest of management or positions that may produce short-term gains at the expense of the company’s values or the long-term interests of shareholders. To determine whether corporate political and lobbying activities are appropriate, shareholders require complete reporting of expenditures on these activities, as well as explanations of how decisions are made.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•support proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.

•support proposals requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•support proposals requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other financially material issues.

8. Other Issues

In the event Calvert is required to vote on a proposal that is not addressed by the general principles and voting guidelines expressed herein, it generally expects to determine the manner in which to vote such proposal in alignment with the objectives of promoting long-term corporate health and sustainable financial, social and environmental performance.

Voting on Shareholder Proposals Outside of the U.S.

Calvert will take into consideration market-specific characteristics, including Calvert’s historic votes, potential barriers faced by shareholders in proposing resolutions, implications related to the passage of a resolution, and other factors, in addition to the ask of the proposal when voting on case-by-case shareholder resolutions outside of the US.

© 2025 Calvert Research and Management

CVT Index Portfolios146SAI dated May 1, 2025

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2025

CVT Volatility Managed Moderate Portfolio
Class F Shares

CVT Volatility Managed Moderate Growth Portfolio
Class F Shares

CVT Volatility Managed Growth Portfolio
Class F Shares

2050 M Street NW
Washington, DC 20036
1-800-368-2745

This Statement of Additional Information (“SAI”) provides general information about the Funds. The Funds are diversified, open-end management investment companies.  Each Fund is a series of Calvert Variable Trust, Inc.  Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Disclosure of Portfolio Holdings and Related Information	17
Investment Restrictions	2	Taxes	18
Management and Organization	3	Portfolio Securities Transactions	28
Investment Advisory and Administrative Services	8	Potential Conflicts of Interest	30
Other Service Providers	13	Financial Statements	39
Calculation of Net Asset Value	15	Additional Information About Investment Strategies and Risks	39
Purchasing and Redeeming Shares	16

Appendix A: Class F Fees and Ownership	75	Appendix C: Calvert Funds Proxy Voting Policy and Procedures	85
Appendix B: Ratings	76	Appendix D: Adviser Proxy Voting Policies and Procedures	87

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this SAI regarding another Fund because the Funds use this combined SAI.

Shares of each Fund are sold to insurance company separate accounts, so that the Fund may serve as an investment option under Variable Contracts.  Each Fund also may sell its shares to qualified pension and retirement plans and to any other person permitted to hold shares of the Fund pursuant to Treasury regulations.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the Prospectus for your Variable Contract.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund Prospectus dated May 1, 2025, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, which may be obtained by calling 1-800-368-2745.

© 2025 Calvert Research and Management

Definitions

The following terms that may be used in this SAI have the meaning set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended;

“1933 Act” means the Securities Act of 1933, as amended;

“Board” means Board of Trustees or Board of Directors, as applicable;

“Calvert family of funds” means all registered investment companies advised or administered by Calvert Research and Management (“CRM”, “Calvert”, the “Adviser” or the “investment adviser”);

“Calvert funds” means the mutual funds advised by CRM;

“CEA” means Commodity Exchange Act;

“CFTC” means the Commodity Futures Trading Commission;

“Code” means the Internal Revenue Code of 1986, as amended;

“FINRA” means the Financial Industry Regulatory Authority;

“Fund” means the Portfolio or Portfolios listed on the cover of this SAI unless stated otherwise;

“investment adviser” means the investment adviser identified in the prospectus and, with respect to the implementation of the Fund’s investment strategies (including as described under “Taxes”) and portfolio securities transactions, any sub-adviser identified in the prospectus to the extent that the sub-adviser has discretion to perform the particular duties;

“IRS” means the U.S. Internal Revenue Service;

“NYSE” means the New York Stock Exchange;

“SEC” means the U.S. Securities and Exchange Commission; and

“Corporation” means Calvert Variable Trust, Inc. of which each Fund is a series.

STRATEGIES AND RISKS

The Fund Prospectus identifies the types of investments in which the Fund will invest in principally (either through an underlying fund or directly) in seeking its investment objective and the principal risks associated therewith. Information on all of the investments the Fund is permitted to make, (either through an underlying fund or directly), including its principal investments, can be found in this SAI under “Additional Information About Investment Strategies and Risks.”  The Fund may hold a security or other instrument that is not otherwise identified as permissible for temporary defensive purposes or as a result of corporate actions.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of:  (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund.  Accordingly, each Fund may not:

1.Concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).  This restriction shall not apply to investments in securities of other investment companies.

2.Issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

3.Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.Invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

5.Lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

CVT Volatility Managed Portfolios2SAI dated May 1, 2025

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the SEC staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

In addition, to the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such acquired fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act.

Each Fund’s borrowing policy is consistent with the 1940 Act and guidance of the SEC or its staff, and will comply with any applicable SEC exemptive order.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset.  Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset.  However, a Fund must always be in compliance with the borrowing policy set forth above. If a Fund is required to reduce borrowings, it will do so in a manner that is consistent with the 1940 Act and guidance of the SEC or its staff, and that complies with any applicable SEC exemptive order.

MANAGEMENT AND ORGANIZATION

Fund Management.  The Directors of the Corporation are responsible for the overall management and supervision of the affairs of the Corporation.  The Board members and officers of the Corporation are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of each Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75.  However, if such retirement would cause a Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for each Fund to be in compliance therewith.  The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act.  The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is One Post Office Square, Boston, Massachusetts 02109.  As used in this SAI, “CRM” refers to Calvert Research and Management, “Eaton Vance” refers to Eaton Vance Management, “EV” refers to EV LLC, “MSIM” refers to Morgan Stanley Investment Management, Inc. and “EVD” refers to Eaton Vance Distributors, Inc. (see “Principal Underwriter” under “Other Service Providers”).  EV is the trustee of each of Eaton Vance and CRM.  Each of Eaton Vance, CRM, EVD and EV are indirect wholly owned subsidiaries of Morgan Stanley.  Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Director	Other Directorships Held During Last Five Years
Interested Director
VON M. HUGHES 1969	Director and President	Since 2023	President, Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.	45	Tradeweb Markets Inc. (financial services) (2021-2022) National Association of Investment Companies (2018-2021)

CVT Volatility Managed Portfolios3SAI dated May 1, 2025

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Director	Other Directorships Held During Last Five Years
Noninterested Directors
ALICE GRESHAM BULLOCK 1950	Director	Chair since 2016 and Director since 2008	Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).	45	None
KAREN FANG 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).	45	None
MILES D. HARPER, III 1962	Chair and Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), (1999-2014).	45	Bridgeway Funds (9) (asset management)
JOY V. JONES 1950	Director	Since 2016	Attorney.	45	Palm Management Corporation
EDDIE RAMOS 1967	Director	Since 2023	Chief Strategy Officer, Emerge9 (asset management) (2025-present). Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).	45	Global X Venture Fund (asset management) Macquarie Optimum Funds (6) (asset management) (2022-2023)

CVT Volatility Managed Portfolios4SAI dated May 1, 2025

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Calvert Funds in Fund Complex Overseen By Director	Other Directorships Held During Last Five Years
ANTHONY A. WILLIAMS 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).	45

Freddie Mac

Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)

Weston Solutions, Inc. (environmental services)

Bipartisan Policy Centers Debt Reduction Task Force

Chesapeake Bay Foundation

Catholic University of America

Urban Institute (research organization)

The Howard Hughes Corporation (real estate development)

Old Dominion National Bank

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
DEIDRE E. WALSH 1971	Secretary, Vice President and Chief Legal Officer	Since 2021

Vice President of CRM and officer of 45 registered investment companies advised by CRM (since 2021).  Also Vice President of Eaton Vance and certain of its affiliates and officer of 123 registered investment companies advised or administered by Eaton Vance.

JAMES F. KIRCHNER 1967	Treasurer	Since 2016

Vice President of CRM and officer of 45 registered investment companies advised by CRM.  Also Vice President of Eaton Vance and certain of its affiliates and officer of 123 registered investment companies advised or administered by Eaton Vance.

HOPE L. BROWN 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 45 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

The Board has general oversight responsibility with respect to the business and affairs of the Corporation and each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Corporation and each Fund. The Board is currently composed of seven Directors, including six Directors who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Director”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established two committees to assist the Board in performing its oversight responsibilities.

CVT Volatility Managed Portfolios5SAI dated May 1, 2025

The Board has appointed a noninterested Director to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Mr. Harper serves as Chair of the Board as an “independent” Board member.  Except for any duties specified herein or pursuant to the Corporation’s Articles of Incorporation or By-laws, the designation of Chairperson does not impose on such noninterested Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluation, question and discuss information provided to them with the Adviser, sub-advisers, if applicable, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Ms. Gresham Bullock, academic leadership experience, legal experience and experience as a board member of various organizations; Ms. Fang, experience as a senior investment management, banking and capital markets professional; Mr. Harper, experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex; Ms. Jones, legal experience and experience as a director of a private foundation; Mr. Ramos, experience as a former Chief Investment Officer of an asset manager; Mr. Williams, experience as the mayor of the District of Columbia and as a board member of various organizations; and Mr. Hughes, experience as a senior investment management executive and experience as a board member of various organizations.

The Fund’s Audit Committee approves and recommends to the Board the approval of independent public accountants to conduct the annual audit of the Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the Fund’s annual audit; and reviews the performance of, and fees charged by, the independent public accountants for professional services.  In addition, the Audit Committee meets with the Fund’s independent public accountants and representatives of Fund management, as applicable, to review accounting activities and areas of financial reporting and control. The following individuals are members of the Board’s Audit Committee: Messrs. Harper, Ramos and Williams, and Mses. Gresham Bullock, Fang and Jones.  Mr. Ramos serves as the “audit committee financial expert” as that term is defined in the applicable SEC rules.  During the fiscal year ended December 31, 2024, the Audit Committee convened eight times.

The Governance Committee of the Fund addresses matters of fund governance, including policies on Director compensation and on Board and committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee -- e.g., the initiation and consideration of nominations for the appointment or election of independent Directors of the Boards, as applicable.  When identifying and evaluating prospective nominees for vacancies on the Board, the Committee reviews all recommendations in the same manner, including those received from shareholders.  See also “Process for Delivering Shareholder Communications to the Board of Directors” for additional restrictions.  The Committee determines if the prospective nominee meets the specific qualifications set forth in the Committee’s charter, and any other qualifications deemed to be important by the Committee.  During the fiscal year ended December 31, 2024, the Governance Committee convened five times.

The Board believes that diversity is an important attribute of a well-functioning board. The current Board is comprised of one white male, two African American males, two African American females, one Asian female and one Hispanic male. The Governance Committee is responsible for advising the Board upon request on matters of diversity, including race, gender, culture, thought, and geography; and for recommending, as necessary, measures contributing to a Board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise.  In the process of searching for qualified persons to serve on the Board, the Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Committee may retain an executive search firm to help meet the Committee’s diversity objective as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain a diverse Board, the Committee may develop recruitment protocols that seek to include diverse candidates in any director/trustee search. These protocols should: (i) take into account that qualified, but often overlooked, candidates may be found in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditionally recognized candidate pool of public company directors and officers; (ii) strive to use the current network of organizations and trade groups that may help identify diverse candidates; and (iii) periodically review director/trustee recruitment and selection protocols so that diversity remains a component of any director/trustee search.  The Committee shall, as it deems appropriate, periodically

CVT Volatility Managed Portfolios6SAI dated May 1, 2025

review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise, and diversity, including racial and gender diversity, required for the Board to fulfill its duties.  The following individuals serve as members of the Board’s Governance Committee: Messrs. Harper, Ramos and Williams, and Mses. Gresham Bullock, Fang and Jones.

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Fund is the Board’s oversight of the risk management of the Fund’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Fund, the Adviser, and other service providers to the Fund have implemented various processes, procedures and controls intended to identify and address risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Adviser and the Fund, including the Fund’s Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Fund’s independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Directors meet with the Fund’s CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board also receives regular reports from the Adviser on the investments and securities trading of the Fund, including its investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund’s securities.  The Board also receives reports from the Fund’s primary service providers regarding their operations as they relate to the Fund.

Share Ownership.  The following table shows the dollar range of equity securities beneficially owned by each Director in each Fund and in the Calvert family of funds overseen by the Director, which may include shares, if any, deemed to be beneficially owned by a noninterested Director through a deferred compensation plan, as of December 31, 2024.

Dollar Range of Equity Securities Beneficially Owned by
Fund Name	Alice Gresham Bullock(1)	Karen Fang(1)	Miles D. Harper, III(1)	Von M. Hughes(2)	Joy V. Jones(1)	Eddie Ramos(1)	Anthony A. Williams(1)
Volatility Managed Moderate Portfolio	None	None	None	None	None	None	None
Volatility Managed Moderate Growth Portfolio	None	None	None	None	None	None	None
Volatility Managed Growth Portfolio	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Director in the Calvert Family of Funds	Over $100,000	None	Over $100,000	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	$10,001 - $50,000

(1)Noninterested Director.

(2)Interested Director.

As of December 31, 2024, no noninterested Director or any of their immediate family members owned beneficially or of record any class of securities of Morgan Stanley, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with Morgan Stanley or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

During the calendar years ended December 31, 2023 and December 31, 2024, no noninterested Director (or their immediate family members) had:

(1)Any direct or indirect interest in any Affiliated Entity;

(2)Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Corporation or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or

(3)Any direct or indirect relationship with (i) the Corporation or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

CVT Volatility Managed Portfolios7SAI dated May 1, 2025

During the calendar years ended December 31, 2023 and December 31, 2024, no officer of any Affiliated Entity served on the Board of Directors of a company where a noninterested Director of the Corporation or any of their immediate family members served as an officer.

Noninterested Directors may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Directors Deferred Compensation Agreement (the “Deferred Compensation Agreement”).  Under the Deferred Compensation Agreement, an eligible Board member may elect to have all or a portion of his or her deferred fees invested in the shares of one or more funds in the Calvert family of funds, and the amount paid to the Board members under the Deferred Compensation Agreement will be determined based upon the performance of such investments.  Deferral of Board members’ fees in accordance with the Deferred Compensation Agreement will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained.  There is no retirement plan for Board members.

The fees and expenses of the Directors of the Corporation are paid by the Funds (and other series of the Corporation). A Board member who is a member of the Calvert organization receives no compensation from the Corporation.  During the fiscal year ended December 31, 2024, the Directors of the Corporation earned the following compensation in their capacities as Board members from the Corporation.  For the year ended December 31, 2024, the Board members earned the following compensation in their capacities as members of the Calvert Fund Boards(1):

Source of Compensation	Alice Gresham Bullock	Karen Fang	Miles D. Harper, III	Joy V. Jones	Eddie Ramos	Anthony A. Williams
Corporation(2)	$20,739(3)	$20,550	$22,442	$21,444	$21,298	$19,358
Corporation and Fund Complex(1)	$348,333(4)	$345,000	$376,667	$360,000	$357,500	$325,000

(1)As of May 1, 2025, the Calvert fund complex consists of 45 registered investment companies. Cari M. Dominguez retired as a Trustee effective December 31, 2024. For the fiscal year ended December 31, 2024, Ms. Dominguez received Trustees fees of $18,762 from the Corporation. For the calendar year ended December 31, 2024, she received $315,000 from the Corporation and Fund Complex.

(2)The Corporation consisted of 9 Funds as of December 31, 2024.

(3)Includes $4,148 of deferred compensation.

(4)Includes $69,667 of deferred compensation.

Fund Organization

Corporation. Each Fund is a series of the Corporation, which was organized as a Maryland corporation on January 24, 1984 and is operated as an open-end management investment company.  Effective May 1, 2024 Calvert Variable Products, Inc. changed its name to Calvert Variable Trust, Inc., Calvert VP Volatility Managed Growth Portfolio changed its name to CVT Volatility Managed Growth Portfolio, Calvert VP Volatility Managed Moderate Portfolio changed its name to CVT Volatility Managed Moderate Portfolio and Calvert VP Volatility Manager Moderate Growth Portfolio changed its name to CVT Volatility Managed Moderate Growth Portfolio.  The Corporation may issue its shares ($0.10 par value per share) in one or more series (such as a Fund).  The Directors of the Corporation may divide the shares of each Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Directors have the authority under the Articles of Incorporation to create additional classes of shares with differing rights and privileges.  When issued and outstanding, shares are fully paid and nonassessable by the Corporation.  Shareholders of the Corporation are entitled to one vote for each full share held unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for Variable Contracts.  Participating insurance companies provide Variable Contract holders the right to direct the voting of Fund shares at shareholder meetings to the extent required by law.  Individual Variable Contract holders are not shareholders of the Fund.  The Fund may also sell its shares to qualified pension and retirement plans and other eligible investors.  Plan sponsors and participating insurance companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Variable Contract holders.  See the Prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.  Fractional shares may be voted proportionately.  Shares of all Funds in the Corporation will be voted together with respect to the election or removal of Directors and on other matters affecting all Funds similarly.  On matters affecting only a particular Fund, all shareholders of the affected Fund will vote together as a single class, except that only shareholders of a particular class may vote on matters affecting only that class.  Shares have no preemptive or conversion rights and are freely transferable.  In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

CVT Volatility Managed Portfolios8SAI dated May 1, 2025

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors of the Corporation holding office have been elected by shareholders.  In such an event the Directors then in office will call a shareholders’ meeting for the election of Directors.  Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Corporation’s By-laws, the Directors shall continue to hold office and may appoint successor Directors.  The Corporation’s By-laws provide that any Director may be removed with or without cause, at any time by a vote of the majority of the votes entitled to be cast generally for the election of Directors at a special meeting of Shareholders called for that purpose.  The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Director and that the Corporation is required to provide assistance in communication with shareholders about such a meeting.

The Corporation’s Articles of Incorporation may be amended at any time in accordance with the laws of Maryland.  The Corporation’s By-laws provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Corporation.  However, no indemnification is required to be provided to any Director or officer for any liability to the Corporation or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Generally, each Fund’s shareholders will vote Fund shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which may be described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.  A participating insurance company will vote all Fund shares for which it has not received voting instructions as well as shares it owns, in proportion to the votes received from contract holders or policy owners. As a result of proportional voting, a small number of contract holders and/or policy owners may determine the outcome of a shareholder vote.

Proxy Voting Policy.  The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Adviser Policies”).  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of research, implementation, execution, recordkeeping and reporting services.  The members of the Board will review a Fund's proxy voting records from time to time and will review annually the Adviser Policies.  For a copy of the Fund Policy and Adviser Policies, see Appendix C and Appendix D, respectively.  Pursuant to certain provisions of the 1940 Act relating to funds investing in other funds, a Fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund.   Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-368-2745, (2) on the SEC’s website at http://www.sec.gov and (3) on the Funds’ website at https://www.calvert.com/Proxy-Voting.php.

Process for Delivering Shareholder Communications to the Board of Directors.  Any shareholder who wishes to send a communication to the Board of Directors of a Fund should send the communication to the attention of the Fund’s Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
One Post Office Square
Boston, MA 02109

All communications should state the specific Calvert fund to which the communication relates. After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Directors.

In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of the Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund. Shareholders of the Fund who wish to nominate a candidate to the Board must submit the recommendation in writing to the attention of the Fund’s Secretary at One Post Office Square, Boston, MA 02109. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Director. A shareholder wishing to recommend to the Governance Committee of the Fund a candidate for election as a Director may request the Fund’s Policy for the Consideration of Director Nominees by contacting the Fund’s Secretary at the address above.

CVT Volatility Managed Portfolios9SAI dated May 1, 2025

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. As described in the Prospectus, CRM is the investment adviser to each Fund and Ameritas Investment Partners, Inc. (“AIP”) and Parametric Portfolio Associates LLC (“Parametric”) are sub-advisers to each Fund.  Parametric and its predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931.  CRM and Parametric are indirect, wholly owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Corporation.  The investment sub-advisers each furnish investment research, advice and supervision, furnish an investment program and determine what securities will be purchased, held or sold by each Fund and what portion, if any, of each Fund’s assets will be held uninvested.  The investment advisory agreement between each Fund and CRM (the “Investment Advisory Agreement” or the “Agreement”) and the investment sub-advisory agreements between CRM and AIP (the “AIP Investment Sub-Advisory Agreement” or the “Agreement”) and CRM and Parametric (the “Parametric Investment Sub-Advisory Agreement” or the “Agreement” and collectively with the AIP Investment Sub-Advisory Agreement, the “Investment Sub-Advisory Agreements”) require the investment adviser or sub-adviser to pay the compensation and expenses of all officers and Directors who are members of the investment adviser's organization and all personnel of the investment adviser or sub-adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the Prospectus.  The following table sets forth the net assets of each Fund as of December 31, 2024 and the advisory fees paid to CRM for the last three fiscal years:

		Advisory Fee for Fiscal Years Ended
Fund	Net Assets at 12/31/24	12/31/24	12/31/23	12/31/22
Volatility Managed Moderate Portfolio	$66,089,192	$292,794	$322,295	$365,908
Volatility Managed Moderate Growth Portfolio	$59,074,574	$257,847	$274,605	$304,872
Volatility Managed Growth Portfolio	$86,674,166	$388,882	$422,189	$483,227

The following table shows the operating expenses of the Funds allocated to CRM, pursuant to an expense reimbursement agreement for the last three fiscal years.

Fund	2024	2023	2022
Volatility Managed Moderate Portfolio	$53,522	$57,946	$62,271
Volatility Managed Moderate Growth Portfolio	$50,092	$51,860	$56,726
Volatility Managed Growth Portfolio	$61,649	$67,224	$73,392

Pursuant to investment sub-advisory agreements between CRM and AIP and CRM and Parametric, CRM pays compensation to AIP and Parametric for providing sub-advisory services to the Funds.

The following table sets forth the sub-advisory fees paid to each sub-adviser for the last three fiscal years:

Fund	Sub-Adviser	2024	2023	2022
Volatility Managed Moderate Portfolio	AIP	$36,599	$40,287	$45,739
	Parametric	$131,757	$145,033	$164,659
Volatility Managed Moderate Growth Portfolio	AIP	$32,231	$34,326	$38,109
	Parametric	$116,031	$123,572	$137,193
Volatility Managed Growth Portfolio	AIP	$48,610	$52,774	$60,403
	Parametric	$174,997	$189,985	$217,452

CVT Volatility Managed Portfolios10SAI dated May 1, 2025

Pursuant to an expense reimbursement agreement, Parametric was allocated $43,791, $40,984 and $50,440 in total of operating expenses for the fiscal year ended December 31, 2024 for Volatility Managed Moderate Portfolio, Volatility Managed Moderate Growth Portfolio and Volatility Managed Growth Portfolio, respectively, and $47,410, $42,430 and $55,002 in total of operating expenses for the fiscal year ended December 31, 2023 for Volatility Managed Moderate Portfolio, Volatility Managed Moderate Growth Portfolio and Volatility Managed Growth Portfolio, respectively.

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement continue in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely  thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Directors of the Corporation cast at a meeting specifically called for the purpose of voting on such approval pursuant to the requirements of the 1940 Act and (ii) by the Board of the Corporation or by vote of a majority of the outstanding voting securities of the Fund.  Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others.  Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.  Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

Information About CRM and Eaton Vance. CRM is a subsidiary of Eaton Vance.  CRM and Eaton Vance are business trusts organized under the laws of the Commonwealth of Massachusetts.  EV serves as trustee of CRM and Eaton Vance.  EV, Eaton Vance and CRM are indirect wholly owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Information about AIP.  AIP is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company. AIP provides a broad range of investment services in a variety of asset classes and is located in Lincoln, NE.  As of December 31, 2024, AIP’s assets under management totaled approximately $27.2 billion.

Information About Parametric.  Parametric is an investment manager that has been providing investment advisory services since its formation in 1987.  Headquartered in Seattle, Parametric has offices in Minneapolis, New York City, Boston and Westport, Connecticut.  Parametric is an indirect wholly owned subsidiary of Morgan Stanley.

Code of Ethics.  The investment adviser, sub-advisers, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act.  Under the Codes, employees of the investment adviser, the sub-advisers and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

CVT Volatility Managed Portfolios11SAI dated May 1, 2025

Portfolio Managers.  The portfolio managers (each referred to as a “portfolio manager”) of each Fund are listed below.  The following table shows, as of the Funds’ most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Christopher Haskamp
Registered Investment Companies	3	$215.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	39	$31,524.8	0	$0
Kevin L. Keene
Registered Investment Companies	7	$2,132.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$6,004.3	0	$0
Thomas B. Lee
Registered Investment Companies	4	$1,350.2	0	$0
Other Pooled Investment Vehicles	5	$6,350.1	0	$0
Other Accounts	114,861	$395,026.3	0	$0

The following table shows the dollar range of equity securities beneficially owned (or held notionally through IMAP) in a Fund by its portfolio manager(s) as of the Funds’ most recent fiscal year ended December 31, 2024 and in the Calvert family of funds as of December 31, 2024.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Calvert Family of Funds
Volatility Managed Moderate Portfolio
Christopher Haskamp	None	None
Kevin L. Keene	None	None
Thomas B. Lee	None	None
Volatility Managed Moderate Growth Portfolio
Christopher Haskamp	None	None
Kevin L. Keene	None	None
Thomas B. Lee	None	None
Volatility Managed Growth Portfolio
Christopher Haskamp	None	None
Kevin L. Keene	None	None
Thomas B. Lee	None	None

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of each Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among each Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between each Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to each Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the

CVT Volatility Managed Portfolios12SAI dated May 1, 2025

securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser's and sub-adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Conflicts of Interest for AIP. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds on one hand, and the management of other registered investment companies and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same indexes the Funds track or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Fund.

A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying guidelines. Often, an investment opportunity may be suitable for both the Funds and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Funds and other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Funds and another account. AIP has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Compensation Structure for AIP.  Compensation with respect to management of the Funds listed above and other accounts is shown in the table below:

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	AIP	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	AIP

The annual short-term incentive bonus is calculated as a percentage of base salary and on various criteria, including annual profitability compared to its budget, assets under management, personal performance criteria and specific performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.

Deferred Compensation	AIP

Senior leaders and vice presidents who exceed 401(a) compensation limit may defer a portion of their compensation over an agreed-upon time. Such deferrals may be directed among various investment options, including some Calvert Funds.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None

Vice Presidents also are eligible to participate in a long-term incentive plan (LTIP). LTIP is calculated as a percentage of base salary at the beginning of each three-year cycle multiplied by a Target Incentive Percentage (TIP). The LTIP portion for the 2023 – 2025 cycle is based on growth in realized equity and weighted customer numbers (lives).

Compensation Structure for Parametric. The compensation structure of MSIM, including its affiliates that are investment advisers, is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to employees of MSIM and its affiliates that are investment advisers is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the investment adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

CVT Volatility Managed Portfolios13SAI dated May 1, 2025

Incentive compensation may include:

•Cash bonus

•Deferred compensation:

•A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the investment adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM and its affiliates that are investment advisers compensate employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•Revenue and profitability of the firm

•Return on equity and risk factors of both the business units and Morgan Stanley

•Assets managed by the portfolio manager

•External market conditions

•New business development and business sustainability

•Contribution to client objectives

•Team, product and/or MSIM and its affiliates that are investment advisers performance

•The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Commodity Futures Trading Commission Registration.  The CFTC has adopted certain regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the investment adviser or sub-advisers are subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.  Because of its management of other strategies, Parametric is registered with the CFTC as a commodity pool operator.  Parametric is also registered as a commodity trading advisor.  The CFTC has neither reviewed nor approved each Fund's investment strategies or this SAI.

CVT Volatility Managed Portfolios14SAI dated May 1, 2025

Administrative Services. As indicated in the Prospectus, CRM serves as administrator of each Fund under an Administrative Services Agreement.  Each Fund is authorized to pay CRM an annual fee for providing administrative services to the Fund.  Under the Administrative Services Agreement, CRM has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

The administrative fee paid by each Fund is 0.12% of average daily net assets and is payable monthly.  The administrative services fees paid by the Funds to CRM for the last three fiscal years are as follows:

Fund	2024	2023	2022
Volatility Managed Moderate Portfolio	$87,838	$96,689	$109,773
Volatility Managed Moderate Growth Portfolio	$77,354	$82,382	$91,462
Volatility Managed Growth Portfolio	$116,664	$126,657	$144,968

Sub-Transfer Agency Support Services.  Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  Under the agreement, Eaton Vance provides:  (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services.  For the services it provides, Eaton Vance receives an aggregate annual fee equal to the actual expenses incurred by Eaton Vance in the performance of such services.  Each Fund pays a pro rata share of such fee.  For the fiscal year ended December 31, 2024, Eaton Vance earned the following pursuant to the agreement:

Volatility Managed Moderate Portfolio	Volatility Managed Moderate Growth Portfolio	Volatility Managed Growth Portfolio
$191	$128	$100

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the sub-advisers, the principal underwriter or the administrator).  In the case of expenses incurred by the Corporation, each Fund is responsible for its pro rata share of those expenses.  Pursuant to the Amended and Restated Multiple Class Plan for Calvert Funds, Fund expenses are allocated to each class on a pro rata basis, except that distribution and service fees are allocated exclusively to the class that incurs them.

OTHER SERVICE PROVIDERS

Principal Underwriter.  Eaton Vance Distributors, Inc. (“EVD”), One Post Office Square, Boston, MA 02109 is the principal underwriter of each Fund with respect to the continuous offering of each Fund’s shares.  The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Corporation.  The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter.  The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund.  The Distribution Agreement is renewable annually by the members of the Board (including a majority of the noninterested Directors who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Directors or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment.  The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold.  EVD is an indirect wholly owned subsidiary of Morgan Stanley.

Custodian.  State Street Bank and Trust Company (“State Street”), One Congress Street, Boston, MA 02114-2016, serves as custodian to each Fund.  State Street has custody of all cash and securities of each Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund.  In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Corporation.  State Street also provides services in connection with the preparation of shareholder reports and Form N-CSR filings and the electronic filing of such reports with the SEC.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP (“Deloitte”), 115 Federal Street, Suite 15, Boston, MA 02110-1894, independent registered public accounting firm, audits each Fund's financial statements. Deloitte and/or its affiliates provide other audit and related services to each Fund.

CVT Volatility Managed Portfolios15SAI dated May 1, 2025

The Funds have agreed to indemnify and hold the Funds' prior auditor, which served as each Fund’s independent registered public accounting firm for the year ended December 31, 2020, harmless against and from any and all legal costs and expenses incurred by the prior auditor in successful defense of any legal action or proceeding that arises as a result of the prior auditor's consent to the incorporation by reference of its audit report on the Funds' past financial statements incorporated by reference in this registration statement.

Transfer Agent.  SS&C GIDS, Inc. (“SS&C GIDS”), 80 Lamberton Road, Windsor, CT  06095, serves as transfer and dividend disbursing agent for each Fund.

Securities Lending Agent.  State Street serves as securities lending agent.  For the fiscal year ended December 31, 2024, State Street provided the following administrative services pursuant to a Securities Lending Authorization Agreement with the Funds listed in the table(s) below, subject to guidelines and restrictions provided by the Funds: (i) entering into loans with approved borrowers; (ii) receiving/holding collateral from borrowers and facilitating the investment/reinvestment of cash collateral; (iii) monitoring daily the market value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms and, when necessary, loan premiums; (v) selecting securities to be loaned; (vi) recordkeeping, account servicing and providing statements; (vii) monitoring dividend/distribution activity and crediting the Fund account when necessary; and (viii) arranging for the return of loaned securities to the Funds at loan termination.  Income and fees accrued from securities lending activities for the fiscal year ended December 31, 2024 are shown in the following table(s).

Volatility Managed Moderate Portfolio	Securities Lending Activities
Gross income from securities lending activities	$138,317
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,975
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$782
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$111,311
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$116,068
Net income from securities lending activities	$22,249

Volatility Managed Moderate Growth Portfolio	Securities Lending Activities
Gross income from securities lending activities	$166,267
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,299
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$944
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$137,152
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$142,395
Net income from securities lending activities	$23,872

CVT Volatility Managed Portfolios16SAI dated May 1, 2025

Volatility Managed Growth Portfolio	Securities Lending Activities
Gross income from securities lending activities	$322,807
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,044
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,892
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrowers)	$274,355
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$283,291
Net income from securities lending activities	$39,516

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets.  The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the NYSE is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value.  Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•Equity securities (including common stock, exchange-traded funds, closed-end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or, if there are no reported sales, at the mean between the bid and asked price on the primary exchange on which they are traded.

•Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities.  The pricing service may use a pricing matrix to determine valuation.

•Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.

•Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.

•Senior and Junior Loans (as defined in the “Additional Information About Investment Strategies and Risks” section of this SAI) are valued on the basis of prices furnished by a pricing service.  The pricing service uses transactions and market quotations from brokers in determining values.

•Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.

•Exchange-traded options are valued at the mean of the bid and asked prices.  Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

•Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty) or, for total return swaps, based on market index data.

•Precious metals are valued at the New York Composite mean quotation.

•Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.

•Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices are generally based on fair valuation provided by a pricing service.

CVT Volatility Managed Portfolios17SAI dated May 1, 2025

Investments which are unable to be valued in accordance with the foregoing methodologies are valued using fair value methods by the investment adviser as the Fund’s ″valuation designee″ pursuant to Rule 2a-5 of the 1940 Act. The investment adviser, as valuation designee, is responsible for establishing fair valuation methodologies and making fair value determinations on behalf of the Funds for those portfolio securities for which no readily available market quotations exist (or for which market quotations are not reliable) and for other Fund investments that are not securities. Such fair value methodologies may include consideration of relevant factors, including but not limited to (i) the type of security and the existence of any contractual restrictions on the security’s disposition; (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities; (iii) quotations or relevant information obtained from broker-dealers or other market participants; (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (v) an analysis of the company’s or entity’s financial statements; (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; (vii) any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser.  For purposes of fair valuation, the portfolio managers of one fund managed by the investment adviser that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another fund managed by the investment adviser.  As such, at times the fair value of a Loan determined by certain portfolio managers of the investment adviser may vary from the fair value of the same Loan determined by other portfolio managers.

PURCHASING AND REDEEMING SHARES

The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

As disclosed in the Prospectus, each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio securities and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case fees and commissions may be incurred to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. Any redemption in-kind would be made in accordance with policies adopted by the Fund, which allow the Fund to distribute securities pro rata or as selected by the investment adviser or sub-adviser(s), if applicable.

Each Fund participates with other funds managed by Eaton Vance and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement and may borrow amounts available thereunder for temporary purposes, such as meeting redemptions. See “Additional Information about Investment Strategies and Risks – Borrowing for Temporary Purposes” herein.

As noted above, each Fund may pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of securities. All requests for redemptions in-kind must be in good order. Provided the redemption request is received by the Fund not later than 12:00 p.m. (Eastern Time) on the day of the redemption, the Fund may in its discretion, if requested, provide an estimate of the securities to be distributed. Any difference between the redemption value of the distributed securities and the value of the Fund shares redeemed will be settled in cash. Securities distributed in a redemption in-kind would be valued pursuant to the Fund’s valuation procedures and selected by the investment adviser or sub-adviser(s), if applicable. If securities are received in a redemption in-kind, fees and commissions may be incurred in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold.

Each Fund currently does not foresee any disadvantages to policy owners arising out of the fact that the Fund intends to offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products.  Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.  If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted.  This might force the Fund to sell portfolio securities at disadvantageous prices.  In addition, the Board may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places.  In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to

CVT Volatility Managed Portfolios18SAI dated May 1, 2025

ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

Distribution Plans

The Corporation has in effect a compensation-type Distribution Plan for Class F shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of the Class F shares and to make payments in connection with the distribution of such shares and (ii) pay fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, insurance companies, financial intermediaries and other persons.  The distribution fees payable under the Plan shall not exceed 0.25% of the average daily net assets attributable to Class F shares for any fiscal year.  Distribution fees are paid monthly in arrears.  For the distribution fees paid by Class F shares, see Appendix A.

The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Directors of the Corporation who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Directors then in office.  The Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class.  Quarterly Board member review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made is required.  The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Board.  So long as the Plan is in effect, the selection and nomination of the noninterested Directors shall be committed to the discretion of such Directors.  The Directors, including the Plan Trustees, initially approved the current Plan on October 14, 2016.  Any Board member who is an “interested” person of the Corporation has an indirect financial interest in the Plan because his or her employer (or affiliates thereof) receive distribution and/or service fees under the Plan or agreements related thereto.

Distribution fee payments made to the principal underwriter and insurance companies and affiliated broker-dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts.  By providing incentives to the principal underwriter and insurance companies and affiliated broker-dealers, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of a Fund.  Based on the foregoing and other relevant factors, the Directors of the Corporation have determined that in their judgment there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders.

Shareholder Servicing Plan

Shares of each Fund are subject to a shareholder servicing fee payable to Service Organizations for providing services to shareholders pursuant to the Shareholder Servicing Plan adopted for shares of the Fund at a rate of up to 0.11% (on an annual basis) of the average daily net asset value of the Fund’s shares held by customers of such Service Organizations.  For the shareholder servicing fees paid, see Appendix A.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION

The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund.  See the Funds' Prospectus for information on disclosure made in filings with the SEC and/or posted on the Calvert website (www.calvert.com).  As a general matter, portfolio holdings information does not include statistics derived from a Fund’s holdings in the aggregate or information about only a portion of a Fund’s holdings. Portfolio holdings information generally may be disclosed to any person following public disclosure, including the filing of the portfolio holdings information with the SEC or the posting of the information to the Calvert website. Pursuant to the Policies, information about portfolio holdings of a Fund may also be disclosed as follows:

•Confidential disclosure for a legitimate Fund purpose:  Portfolio holdings information may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential.  Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information.  The Policies permit disclosure of portfolio holdings information periodically without a lag to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser and its affiliates (including portfolio managers), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and in the Prospectus;  2) a Fund’s investment adviser or its affiliates in connection with a seed investment in the Fund, provided such information is made available to the seed investor for the purpose of satisfying reporting obligations and/or the seed investor’s risk management purposes;  3) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 4)

CVT Volatility Managed Portfolios19SAI dated May 1, 2025

persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement.  To the extent applicable to a Calvert fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund; in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and S&P Global Ratings); analytical service providers engaged by the investment adviser or sub-adviser, if applicable (SS&C Advent, Bloomberg L.P., Evare, FactSet, McMunn Associates, Inc., MSCI/Barra and The Yield Book, Inc.); proxy evaluation vendors (Institutional Shareholder Services Inc.); pricing services (Intercontinental Exchange (ICE), LSEG Data and Analytics, Pricing Direct, S&P Global, and WM Reuters), which receive information as needed to price a particular holding; translation services; statistical rating agencies; third-party reconciliation services; lenders under Fund credit facilities (Citibank, N.A. and its affiliates); consultants and other product evaluators (Morgan Stanley Smith Barney LLC); other service providers (Morgan Stanley Investment Management); engagement consultants (Hermes Equity Ownership Services Limited); and, for purposes of facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers and mortgage-backed securities dealers). As described above, information about only a portion of a Fund’s holdings is generally not considered portfolio holdings information and, to the extent that information about only a portion of a Fund’s holdings is disclosed to investment dealers or other intermediaries for the purpose of facilitating the purchase or sale of portfolio securities, the Fund may not require the recipient of such information to enter into a confidentiality agreement.  The Fund may also provide a shareholder receiving redemption proceeds in-kind with information concerning the securities to be distributed.  To the extent the redeeming shareholder receives information regarding only a relatively limited portion of the securities owned by the Fund, this information is not expected to constitute “portfolio holdings information” within the meaning of the Policies.  To the extent the redeeming shareholder receives information regarding a significant portion of the securities held by the Fund, the redeeming shareholder may be required to agree to keep the information confidential, except to the extent necessary to dispose of the securities.  Additional categories of permitted disclosures involving a legitimate business purpose of a Fund may be approved by the Fund’s Board from time to time.

•Historical portfolio holdings information:  From time to time, each Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously.  In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Calvert website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

The Funds, the investment adviser, sub-advisers and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of a Fund’s portfolio holdings information.

The Policies may not be waived, or exceptions made, without the consent of the CCO of the Funds.  The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders.  In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, sub-advisers, principal underwriter or other affiliated person.  The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting.  The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund.  However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

The following is a summary of some of the tax consequences affecting each Fund and its shareholders.  As used below, “the Fund” refers to each Fund listed on the cover of this SAI, except as otherwise noted.  The summary does not address all of the special tax rules applicable to certain classes of investors, such as individual retirement accounts and employer sponsored retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular

CVT Volatility Managed Portfolios20SAI dated May 1, 2025

situations, as well as the U.S. federal, state and local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund.  The Fund, as a series of the Corporation, is treated as a separate entity for U.S. federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income, if any) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax.  Based on advice of counsel, the Fund generally will not recognize gain or loss on its distribution of appreciated securities in shareholder-initiated redemptions of its shares.  If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, it will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its most recent taxable year.

The Fund also seeks to avoid the imposition of a U.S. federal excise tax on its ordinary income and capital gain net income. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (excluding tax-exempt income, if any) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year (or November 30 or December 31, if the Fund makes the election referred to above), after reduction by any available capital loss carryforwards, and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not distributed out during such year and on which the Fund paid no U.S. federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of tax-exempt income and net capital gain (if any), will be taxable to a shareholder as dividend income. However, such distributions may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

In certain situations, the Fund may, for a taxable year, elect to defer all or a portion of its net capital losses (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary losses (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Tax Consequences of Certain Investments.  The following summary of the tax consequences of certain types of investments applies to the Fund.  References below to “the Fund” are to any Fund that can engage in the particular practice as described in the prospectus or SAI.

Securities Acquired at Market Discount or with Original Issue Discount.  Investment in securities acquired in zero coupon, deferred interest, payment-in-kind and certain other securities with original issue discount, generally may cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.  Generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and the rate at which the

CVT Volatility Managed Portfolios21SAI dated May 1, 2025

market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Lower Rated or Defaulted Securities.  Investments in securities that are at risk of, or are in, default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Municipal Obligations. Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount on the obligations attributable to original issue discount) is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

Tax Credit Bonds.  If the Fund holds, directly or indirectly, one or more tax credit bonds issued on or before December 31, 2017 (including Build America Bonds, clean renewable energy bonds and other qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Derivatives.  The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of Fund distributions.

Investments in “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All “section 1256 contracts” held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in “section 1256 contracts” closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.  Unless an election is made, net section 1256 gain or loss on forward currency contracts will be treated as ordinary income or loss.

Fund positions in index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received by the Fund is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain. For an option purchased by the Fund that is not a “section 1256 contract”, any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option

CVT Volatility Managed Portfolios22SAI dated May 1, 2025

written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Short Sales. In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered to be capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered.

Constructive Sales.  The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Investments and Currencies.  The Fund’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease the Fund’s income on such securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty, if any. If more than 50% of the value of the Fund’s assets at year end consists of debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at the Fund level, shareholder level and, if applicable, Portfolio level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, the Fund or Portfolio, if applicable, must own a dividend-paying stock for more than 15 days during the 31-day period beginning 15 days prior to the ex-dividend date in order to pass through to shareholders a credit or deduction for any foreign withholding tax on a dividend paid with respect to such stock. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the 31-day period beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax credit or deduction with respect to a given dividend. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such taxes. Individual shareholders subject to the U.S. federal alternative minimum tax (“AMT”) may not deduct such taxes for AMT purposes.

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Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.

Investments in PFICs could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. This election must be made separately for each PFIC, and once made, would be effective for all subsequent taxable years unless revoked with the consent of the IRS. The Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

U.S. Government Securities.  Distributions paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Real Estate Investment Trusts (“REITs”).  Any investment by the Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.   Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025.  Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a qualified publicly traded partnership will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership interest directly.

Inflation-Indexed Bonds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income (see “Securities Acquired at Market Discount or with Original Issue Discount” above).  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital (see “Taxation of Fund Shareholders” below).

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Taxation of Fund Shareholders.  Subject to the discussion of distributions of tax-exempt income below, Fund distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Fund distributions of net gains from investments held for more than one year and that are properly reported by the Fund as capital gain dividends are generally taxable as long-term capital gains. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Taxes on distributions of capital gains are determined by how long the Fund owned (or is treated as having owned) the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund.  Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they are made out of the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Distributions paid by the Fund during any period may be more or less than the amount of net investment income and capital gains actually earned during the period.  If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.  A shareholder’s tax basis cannot go below zero and any return of capital in excess of a shareholder’s tax basis will be treated as capital gain.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made.  However, for U.S. federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared.  Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than in the year paid.

The amount of distributions payable by the Fund may vary depending on general economic and market conditions, the composition of investments, current management strategy and Fund operating expenses.  The Fund will inform shareholders of the tax character of distributions annually to facilitate shareholder tax reporting.

The Fund may elect to retain its net capital gain, in which case the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at regular corporate tax rates.  In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.  The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If a shareholder buys shares when the Fund has unrealized or realized but not yet distributed ordinary income or capital gains, the shareholder will pay full price for the shares and then may receive a portion back as a taxable distribution even though such distribution may economically represent a return of the shareholder’s investment.

Tax-Exempt Income.  Distributions by the Fund of net tax-exempt interest income that are properly reported as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for U.S. federal income tax purposes under Section 103(a) of the Code.  In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular U.S. federal income tax under Code Section 103(a).  Interest on certain municipal obligations may be taxable for purposes of the U.S. federal AMT for non-corporate taxpayers and for state and local purposes.  Fund shareholders are required to report tax-exempt interest on their U.S. federal income tax returns.

Exempt-interest dividends received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to U.S. federal income tax.  Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares that distributes exempt-interest dividends will not be deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding properly reported capital gain dividends. If a shareholder receives exempt-interest dividends with respect to any Fund share and if the share is held by the

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shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.  Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of exempt-interest dividends from the Fund may affect a foreign corporate shareholder’s U.S. federal “branch profits” tax liability and the U.S. federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a U.S. federal AMT, the U.S. federal “branch profits” tax, or the U.S. federal “excess net passive income” tax.

Qualified Dividend Income.  “Qualified dividend income” received by an individual is generally taxed at the rates applicable to long-term capital gain. In order for a dividend received by Fund shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stock in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.  In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain with respect to the sale of stocks and securities included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends-Received Deduction for Corporations.  A portion of distributions made by the Fund which are derived from dividends from U.S. corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days (more than 90 days in the case of certain preferred stock) during the 91-day period beginning 45 days before the ex-dividend date (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or if the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify for the DRD.

Recognition of Unrelated Business Taxable Income by Tax-Exempt Shareholders.  Under current law, tax-exempt investors generally will not recognize unrelated business taxable income (“UBTI”) from distributions from the Fund. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI if shares in the Fund constitute debt-financed property in the hands of a tax-exempt shareholder within the meaning of Code section 514(b). In addition, certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute income taxable as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, employer sponsored retirement plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for foreign shareholders even from certain tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Sale, Redemption or Exchange of Fund Shares.  Generally, upon the sale, redemption or (if permitted) exchange of Fund shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s adjusted basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital

CVT Volatility Managed Portfolios26SAI dated May 1, 2025

assets in a shareholder’s hands, and generally will be long-term capital gain or loss if the shares are held for more than one year, and short-term capital gain or loss if the shares are held for one year or less.

Any loss realized upon the sale or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any Fund distributions of capital gain dividends with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the date of sale or other disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.   See the prospectus for information regarding any permitted exchange of Fund shares.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) on or before January 31 of the following calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to a shareholder’s tax basis in some or all of any other shares acquired.

Applicability of Medicare Contribution Tax.  The Code imposes a 3.8% Medicare contribution tax on the net investment income of certain U.S. individuals, estates and trusts. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over certain threshold amounts. Net investment income includes, among other things, interest, dividends and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Back-Up Withholding for U.S. Shareholders.  Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of U.S. federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxation of Foreign Shareholders.  In general, dividends (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person” or “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The withholding tax does not apply to regular dividends paid to a foreign person who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the foreign person’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if the foreign person were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to an additional U.S. federal “branch profits tax” imposed at a rate of 30% (or lower applicable treaty rate). A foreign person who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate.  A foreign shareholder will generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends, short-term capital gain dividends, interest-related dividends, exempt-interest dividends and amounts retained by the Fund that are reported as undistributed capital gains.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s net long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or substitute form).  In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

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Distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% (or lower applicable treaty rate) withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. The rules described in this paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation or a foreign shareholder’s participation in a wash sale transaction or the payment of a substitute dividend.

Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Fund’s outstanding shares at any time during the one year period ending on the date of the redemption.

The same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the shorter of the period that the Fund has held such shares or the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain.  If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted basis to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

Shares of the Fund held by a foreign shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

Compliance with FATCA.  A 30% withholding tax is imposed on U.S.-source dividends, interest and other income items, including those paid by the Fund, paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  If a payment by the Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g.,  dividends attributable to qualified net interest income and dividends attributable to tax-exempt interest income).  The IRS and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Funds pays.  To avoid withholding, foreign financial institutions will need to either enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or, in the event that an applicable intergovernmental agreement and implementing legislation are adopted, agree to provide certain information to other revenue authorities for transmittal to the IRS. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.  Foreign shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

Requirements of IRS Form 8886.  Under Treasury Regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years

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for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Tax Treatment of Variable Annuity/Variable Life Insurance Funding Vehicles.  Special rules apply to insurance company separate accounts and the Funds (the “Variable Funds”) in which such insurance company separate accounts invest. For U.S. federal income tax purposes, the insurance company separate accounts that invest in a Variable Fund will be treated as receiving the income from the Variable Fund’s distributions to such accounts, and holders of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”) generally will not be taxed currently on income or gains realized with respect to such contracts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code (“Section 817(h)”) must be satisfied. To determine whether such diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a RIC in which it owns shares (the “Underlying Fund”) if, among other requirements, (1) all the shares of the Underlying Fund are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable contract, in each case subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single Underlying Fund without being considered nondiversified, provided that the Underlying Fund meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the Underlying Fund is considered to be held by the segregated asset account. Because each Variable Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Underlying Fund, each Variable Fund intends to comply with the Section 817(h) diversification requirements. If a Variable Fund failed to qualify as a RIC, the insurance company separate accounts investing in the Variable Fund would no longer be permitted to look through to the Variable Fund’s investments and, thus, would likely fail to satisfy the Section 817(h) diversification requirements.

A Variable Fund can generally satisfy the Section 817(h) diversification requirements in one of two ways. First, the requirements will be satisfied if each Variable Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. Alternatively, the diversification requirements will be satisfied with respect to Variable Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Variable Fund’s total assets consists of cash, cash items (including receivables), U.S. Government securities, and securities of other RICs, and (ii) the Variable Fund satisfies the additional diversification requirements for qualification as a RIC under Subchapter M of the Code discussed above. For purposes of the Section 817(h) diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.

A Variable Fund will be considered to be in compliance with the Section 817(h) diversification requirements if it is adequately diversified on the last day of each calendar quarter. A Variable Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the segregated asset account investing in the Variable Fund is not adequately diversified at the required time and the correction procedure described below is not available, a Variable Contract based on the account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current U.S. federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

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In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the IRS. The amount of such penalty will be based on the tax the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure also could result in adverse tax consequences for the insurance company issuing the contracts.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the insurance company separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income, and gains produced by those securities would be included currently in the holder’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Variable Fund’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Variable Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks, and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that there is a legislative change or the IRS or Treasury Department issues rulings, regulations, or other guidance, there can be no assurance that a Variable Fund will be able to operate as currently described, or that a Variable Fund will not have to change its investment objective or investment policies. While a Variable Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Variable Funds may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Variable Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Variable Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the U.S. federal, state, and local tax rules that apply to you.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Changes in Taxation.  The taxation of the Fund and shareholders may be adversely affected by future legislation, Treasury Regulations, IRS revenue procedures and/or guidance issued by the IRS.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, or other financial intermediary (each an “intermediary”), are made by the investment adviser.  Each Fund is responsible for the expenses associated with its portfolio transactions.  The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.  The investment adviser places the portfolio security transactions for execution with one or more intermediaries.  The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices that in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates.  In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, which may include, without limitation, the full range and quality of the intermediary’s services, responsiveness of the intermediary to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the intermediary, the reputation, reliability, experience and financial condition of the intermediary, the value and quality of the services rendered by the intermediary in this and other transactions, and the amount of the spread or commission, if any.  In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for each Fund and is otherwise in

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compliance with applicable law.  The investment adviser may engage in portfolio transactions with an intermediary that sells shares of Calvert funds, provided such transactions are not directed to that intermediary as compensation for the promotion or sale of such shares.

The investment adviser is an “affiliated person,” as defined in the 1940 Act, of Morgan Stanley and its affiliates, including certain intermediaries (as previously defined). As a result, the investment adviser is subject to certain restrictions regarding transactions with Morgan Stanley-affiliated intermediaries, as set forth in the 1940 Act. Under certain circumstances, such restrictions may limit the investment adviser’s ability to place portfolio transactions on behalf of each Fund at the desired time or price. Any transaction the investment adviser enters into with a Morgan Stanley-affiliated intermediary on behalf of each Fund will be done in compliance with applicable laws, rules, and regulations; will be subject to any restrictions contained in each Fund’s investment advisory agreement; will be subject to the investment adviser’s duty to seek best execution; and, will comply with any applicable policies and procedures of the investment adviser, as described below.

Subject to the overriding objective of obtaining the best execution of orders and applicable rules and regulations, as described above, each Fund may use an affiliated intermediary, including a Morgan Stanley-affiliated intermediary, to effect Fund portfolio transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Board. In order to use such affiliated intermediaries, each Fund’s Board must approve and periodically review procedures reasonably designed to ensure that commission rates and other remuneration paid to the affiliated intermediaries are fair and reasonable in comparison to those of other intermediaries for comparable transactions involving similar securities being purchased or sold during a comparable time period.

Pursuant to an order issued by the SEC, each Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with Morgan Stanley. Since March 1, 2021 (the date Morgan Stanley acquired Eaton Vance), each Fund did not effect any principal transactions with any broker-dealer affiliated with Morgan Stanley.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions.  Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.  Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States.  There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through intermediaries and banks acting for their own account rather than as brokers.  Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread.  Fixed-income transactions may also be transacted directly with the issuer of the obligations.  In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.  Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided.  This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion.  “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services.  Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by

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applicable law.  Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained.  The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.  The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution.  In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade.  Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs.  The investment adviser may enter into CCA arrangements with a number of broker-dealers and other firms, including certain affiliates of the investment adviser.  The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Following its withdrawal from the EU, the United Kingdom adopted many of the provisions of MiFID II, and investment managers in the United Kingdom are required to comply with certain MiFID II equivalent requirements in accordance with rules and guidance issued by the Financial Conduct Authority.

Although the investment adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are subject to MiFID II or equivalent requirements under the law of the United Kingdom, such as Morgan Stanley Investment Management Limited and Eaton Vance Advisers International Ltd (collectively, the “Affiliated Advisers”); accordingly, as applicable, the investment adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that are able to participate in CCAs, and the Affiliated Adviser will pay for research services received with respect to MiFID II client accounts from its own resources.

The investment companies sponsored by the investment adviser or certain of its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies.  Such companies may also pay cash for such information.

Securities considered as investments for each Fund may also be appropriate for other investment accounts managed by the investment adviser or certain of its affiliates.  Whenever decisions are made to buy or sell securities by each Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances.  As a result of such allocations, there may be instances where each Fund will not participate in a transaction that is allocated among other accounts.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser

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reasonably determines that departure from a pro rata allocation is advisable.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to each Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended December 31, 2024, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.  The Funds did not pay any brokerage commissions to affiliated brokers during the past three fiscal years.

	Brokerage Commissions Paid for the Fiscal Year Ended			Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
	2024	2023	2022	2024	2024
Volatility Managed Moderate Portfolio	$5,194	$4,060	$6,600	$22,873,071	$5,194
Volatility Managed Moderate Growth Portfolio	$4,649	$4,070	$5,524	$21,170,449	$4,649
Volatility Managed Growth Portfolio	$8,724	$7,165	$7,996	$38,602,327	$8,724

During the fiscal year ended December 31, 2024, each Fund held no securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act.

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser and sub-adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the investment adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the investment adviser and/or the investment adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the investment adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the investment adviser in this section include a Fund’s affiliated sub-adviser (if any) unless otherwise noted.

The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates whether or not specifically identified.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The investment adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the

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investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser, the investment adviser’s investment adviser affiliates or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund including for an extended period of time, resulting in a Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.

Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the investment adviser.

In other instances, Morgan Stanley personnel, including personnel of the investment adviser, will have access to information and personnel of its affiliates. For example, the investment adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The investment adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of the sharing of information).  Also, it may adversely affect a Fund's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a Fund. In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if a Fund is managed by a portfolio management team other than the team holding such information.

Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the investment adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Funds), as applicable, and the investment adviser may make investment decisions for a Fund that differ from those the investment adviser would have made if Morgan Stanley, or other parts, of the investment adviser had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the investment adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Funds.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the investment adviser and one or more of the investment adviser’s investment adviser affiliates. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment

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funds, programs, accounts and businesses advised by or affiliated with the investment adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a Fund in the same investment or a Fund's participation in a transaction with such company.

To the extent the investment adviser utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the investment adviser or its affiliates take on Affiliated Investment Accounts take on the same securities when not utilizing such techniques.  This could create conflicts of interest, and it is possible that one or more accounts managed by the investment adviser will achieve investment results that are substantially more or less favorable than those results achieved by a Fund.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Calvert Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

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Different clients of the investment adviser and its affiliates, including a Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the investment adviser may face conflicts with respect to the interests involved. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that investment adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the investment adviser’s clients, including a Fund, and the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates.

In addition, in certain circumstances, the investment adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund and the investment adviser may make decisions for a Fund that may be more beneficial to one type of shareholder than another.

The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates.

CVT Volatility Managed Portfolios36SAI dated May 1, 2025

From time to time, the investment adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a Fund previously invested in the company.

Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the investment adviser. The Morgan Stanley and affiliate trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. For the investment adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department” and collectively, the “Investment Departments”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.

Payments to Broker-Dealers and Other Financial Intermediaries. (For purposes of this Section, “investment adviser” refers to Calvert only). The investment adviser, EVD and/or their affiliates may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting EVD access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different Financial Intermediaries. In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the investment adviser, EVD and their affiliates.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

CVT Volatility Managed Portfolios37SAI dated May 1, 2025

The additional compensation received by a given Financial Intermediary from the investment adviser and/or EVD may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the investment adviser or principally underwritten by an affiliate of EVD. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other

CVT Volatility Managed Portfolios38SAI dated May 1, 2025

compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

In addition, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests. Due to the restrictions of the 1940 Act, a Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.

Principal Investments. There may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may,

CVT Volatility Managed Portfolios39SAI dated May 1, 2025

including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Investments in Morgan Stanley Funds and Other Funds. To the extent permitted by applicable law, a Fund may invest in a fund affiliated with the investment adviser or its affiliates or a fund advised by the investment adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds managed by the investment adviser or its affiliates may pay advisory fees to the investment adviser or its affiliates that are not reduced by any fees payable by such other funds to the Adviser or its affiliates as manager of such other funds (i.e., there may be fees and expenses involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which the investment adviser receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of a Fund. Further, the investment adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The investment adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the investment adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the investment adviser and/or its affiliates have ceased. Such redemptions could negatively impact a Fund’s liquidity, expenses and market price of its shares, as applicable.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a Fund’s investment (which will reduce the net return realized by a Fund).

Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting

CVT Volatility Managed Portfolios40SAI dated May 1, 2025

as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Affiliated Indexes. Affiliates of the investment adviser develop, own and operate indexes (“Indexes”), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the investment adviser or its affiliates (“Adviser Strategies”). Some of the Funds seek to track the performance of the Indexes. The investment adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.

The investment adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The investment adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the investment adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.

Valuation of the Funds’ Investments.  The investment adviser performs certain valuation services related to securities and other assets held by the Funds and performs such services in accordance with its valuation policies. The investment adviser will face a conflict with respect to valuation of the Funds’ investments generally because of the effect of such valuations on the investment adviser’s fees and other compensation and performance of the Funds.

Proxy Voting by the Investment Adviser. The investment adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the investment adviser in respect of securities held by the Funds may benefit the interests of Morgan Stanley and/or accounts other than the Funds. Further, the investment adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.   For a more detailed discussion of these policies and procedures, see the section of the Statement of Additional Information entitled “Proxy Voting Policy.” under “Management and Organization”.

Potential Conflict of Interest Related to Use of Sub-Adviser(s). To the extent the investment adviser to a Fund engages affiliated and/or unaffiliated sub-advisers, the investment adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the investment adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Electronic Communication Networks and Alternative Trading Systems. The investment adviser’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances the investment adviser’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the investment adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The investment adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Firm or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.

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General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its Form N-CSR filing and are incorporated by reference into this SAI.  A copy of each Form N-CSR filing accompanies this SAI.

Householding.  Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

The Corporation(s) incorporates by reference the audited financial information and the reports of the independent registered public accounting firm for the Funds listed below for the fiscal year ended December 31, 2024, as previously filed electronically with the SEC on February 27, 2025:

CVT Volatility Managed Moderate Portfolio
CVT Volatility Managed Moderate Growth Portfolio
CVT Volatility Managed Growth Portfolio
(Accession No. 0001193125-25-038801)

CVT Volatility Managed Portfolios42SAI dated May 1, 2025

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Asset-Backed Securities (“ABS”)

ABS are collateralized by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial mortgage-backed securities (“MBS”), utilities receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. ABS are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the ABS holder. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. ABS are subject to interest rate risk and prepayment risk.   Some ABS may receive prepayments that can change their effective maturities.  Issuers of ABS may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under U.S. federal and state law. The value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of ABS representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain ABS may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the Fund’s net asset value. The value of an insured security will be affected by the credit standing of its insurer.

Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are types of ABS that are backed solely by a pool of other debt securities.  CDOs and CLOs are typically issued in various classes with varying priorities.  The risks of an investment in a CDO or CLO depend largely on the type of the collateral securities and the class of the CDO or CLO in which the Fund invests.  In addition to interest rate, prepayment, default and other risks of ABS and fixed income securities, in general, CDOs and CLOs are subject to additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs or CLOs that are subordinate to other classes, and the complex structure may produce disputes with the issuer or unexpected investment results. The Fund's investment in CDOs and CLOs may decrease in market value if they experience loan defaults or credit impairment, the disappearance of a subordinate tranche or class of debt, or due to market anticipation of defaults and investor aversion to the securities as a class. The liquidity of ABS (particularly below investment grade ABS) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

CVT Volatility Managed Portfolios43SAI dated May 1, 2025

Auction Rate Securities

Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred securities and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction.  Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.  Since mid-February 2008, existing markets for certain auction rate securities have become generally illiquid and investors have not been able to sell their securities through the regular auction process. It is uncertain when or whether there will be a revival of investor interest in purchasing securities sold through auctions. There may be limited or no active secondary markets for many auction rate securities. Auction rate securities that do trade in a secondary market may trade at a significant discount from their liquidation preference. There have been a number of governmental investigations and regulatory settlements involving certain broker-dealers with respect to their prior activities involving auction rate securities.

Valuations of such securities are highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on IRS Form 1099, as exempt from U.S. federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for U.S. federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. Investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act.

Average Effective Maturity

Average effective maturity is a weighted average of all the maturities of bonds owned by the Fund. Average effective maturity takes into consideration all mortgage payments, puts and adjustable coupons.  In the event the Fund invests in multiple Portfolios, its average weighted maturity is the sum of its allocable share of the average weighted maturity of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s average weighted maturity by the Fund’s percentage ownership of that Portfolio.

Borrowing for Investment Purposes

There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Borrowing to increase investments generally will magnify the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

CVT Volatility Managed Portfolios44SAI dated May 1, 2025

Borrowing for Temporary Purposes

The Fund may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in advance of the settlement of share purchases, and to settle transactions).  The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangement.  The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit arrangement are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.  Credit arrangements are subject to annual renewal, which cannot be assured.  If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs.  Because the Fund is a party to a joint credit arrangement, it may be unable to borrow some or all of its requested amounts at any particular time.  Borrowings involve additional expense to the Fund.

Build America Bonds

Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives U.S. federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds); or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to U.S. federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a U.S. federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The U.S. federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Call and Put Features on Securities

Issuers of securities may reserve the right to call (redeem) the securities. If an issuer redeems a security with a call right during a time of declining interest rates, the holder of the security may not be able to reinvest the proceeds in securities providing the same investment return as provided by the securities redeemed. Some securities may have “put” or “demand” features that allow early redemption by the holder. Longer term fixed-rate securities may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). This “put” or “demand” feature enhances a security’s liquidity by shortening its effective maturity and enables the security to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the holder of the security would be subject to the longer maturity of the security, which could experience substantially more volatility.  Securities with a “put” or “demand” feature are more defensive than conventional long term securities (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term securities, because they can be retained if interest rates decline.

CVT Volatility Managed Portfolios45SAI dated May 1, 2025

Collateralized Mortgage Obligations (“CMOs”)

CMOs are backed by a pool of mortgages or mortgage loans.  The key feature of the CMO structure is the prioritization of the cash flows from the pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities.  Senior CMO classes will typically have priority over residual CMOs as to the receipt of principal and or interest payments on the underlying mortgages.  CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating rate CMO tranches.  CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages.  Payments of principal and interest are passed through to each CMO tranche at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis.  Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.  CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued as collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index subject to an upper limit, or “cap,” and sometimes to a lower limit, or “floor.” CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. CMBS may have a lower repayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayment of principal.  The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payment, and the ability of a property to attract and retain tenants. CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. In addition, at times the commercial real estate market has experienced substantially lower valuations combined with higher interest rates, leading to difficulty in refinancing debt and, as a result, the CMBS market has experienced (and could in the future experience) greatly reduced liquidity and valuations.

The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space, maintenance or tenant improvement costs, and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

CVT Volatility Managed Portfolios46SAI dated May 1, 2025

Commodity-Related Investments

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.  A Fund’s ability to invest in commodity-related investments may be limited by the Code.

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  The commodities that underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Common Stocks

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

CVT Volatility Managed Portfolios47SAI dated May 1, 2025

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Contingent Convertible Securities

Contingent convertible securities (sometimes referred to as “CoCos”) are convertible securities with loss absorption characteristics. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion may be automatically triggered, for instance, if a company fails to meet the capital minimum with respect to the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under similar circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business.  CoCos may be subject to redemption at the option of the issuer at a predetermined price.  See also “Hybrid Securities.”

Convertible Securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued or the dividend paid on such security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower interest or dividend yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security ranks senior to common stock in a corporation’s capital structure but is usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption or conversion at the option of the issuer after a particular date and under certain circumstances (including at a specified price) established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CVT Volatility Managed Portfolios48SAI dated May 1, 2025

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.  Certain convertible securities may include loss absorption characteristics that make the securities more equity-like.  This is particularly true of convertible securities issued by companies in the financial services sector.  See “Contingent Convertible Securities.”

CVT Volatility Managed Portfolios49SAI dated May 1, 2025

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles.  Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Fund’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.  The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CVT Volatility Managed Portfolios50SAI dated May 1, 2025

Credit Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities in order to provide exposure to certain fixed-income markets. Credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. An issuer may sell one or more credit default swaps under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the reference instrument (in this case a debt obligation) upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the reference instrument. This, in turn, would reduce the amount of income and principal that the holder of the credit linked security would receive. Credit linked securities generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Credit Spread Trades

A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Cybersecurity Risk

With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites or via “ransomware” that renders the systems inoperable until appropriate actions are taken. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber attacks, technological disruptions, malfunctions or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling the Fund or accurately pricing its securities. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

CVT Volatility Managed Portfolios51SAI dated May 1, 2025

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Derivative Instruments and Related Risks

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Depending on the type of derivative instrument and the Fund’s investment strategy, a derivative instrument may be based on a security, instrument, index, currency, commodity, economic indicator or event (referred to as “reference instruments”).

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, credit, interest rate, leverage, liquidity, market and tax risks.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

CVT Volatility Managed Portfolios52SAI dated May 1, 2025

The regulation of derivatives has undergone substantial change in recent years. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulations require most derivatives to be margined and/or cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that impact derivatives markets.  The implementation of these requirements or additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions.  Fund management cannot fully predict the effects of any governmental regulation of the derivatives markets, and there can be no assurance that any government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective.

The CFTC and various exchanges have imposed (and continue to evaluate and monitor) limits on the number of speculative positions that any person, or group of persons acting in concert, may hold or control in certain futures and options on futures contracts. Additionally, U.S. federal position limits now apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the investment adviser and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the investment adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other non-U.S. regulators and trading venues, such as those of the European Union and United Kingdom, that impose position limits on commodity derivative contracts.

The SEC adopted Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of Rule 18f-4. In addition, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may also change the way in which the Fund itself is regulated. The effects of any new governmental regulation cannot be predicted and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

CVT Volatility Managed Portfolios53SAI dated May 1, 2025

Derivative-Linked and Commodity-Linked Hybrid Instruments

A derivative-linked or commodity-linked hybrid instrument (referred to herein as a “hybrid instrument”) is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

CVT Volatility Managed Portfolios54SAI dated May 1, 2025

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and restrictions contained in the 1940 Act.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. At the time of making a direct investment, the Fund will enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the investment in the enterprise. Such a representative would be expected to monitor the investment and protect the Fund’s rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.

Diversified Status

With respect to 75% of its total assets, an investment company that is registered with the SEC as a “diversified” fund: (1) may not invest more than 5% of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies); and (2) may not own more than 10% of the outstanding voting securities of any one issuer.

Duration

Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration.  The duration of a Fund that invests in underlying funds is the sum of its allocable share of the duration of each of the underlying funds in which it invests, which is determined by multiplying the underlying fund’s duration by the Fund’s percentage ownership of that underlying fund.

CVT Volatility Managed Portfolios55SAI dated May 1, 2025

Emerging Market Investments

The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) governmental actions or  policies that may limit investment opportunities, such as restrictions on investment in, or required divestment of, certain issuers or industries; (v) the lack or relatively early development of legal structures governing private and foreign investments and private property; (vi) delays in settling portfolio transactions and heightened risk of loss from custody practices; (vii) greater debt burdens relative to the size of the economy; and (viii) investments through complex structures that may lack transparency. Governmental actions may effectively restrict or eliminate the Fund’s ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors. Also, lending money and trading loans, for instance, may be considered a regulated activity in some foreign jurisdictions, which may result in licensing and certain other requirements. The Fund could be adversely affected by delays in, or a refusal to grant, required licenses, governmental approval, as well as by the application to the Fund of any restrictions on its investments.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

CVT Volatility Managed Portfolios56SAI dated May 1, 2025

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. There may be risks that settlement may be delayed and that cash or instruments belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. In some cases, this may make it difficult to conduct transactions and may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended investments or dispose of a portfolio investment due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities and/or result either in losses to the Fund due to subsequent declines in the value of such portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability. In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet a Fund’s redemption obligations, or for reinvestment in other instruments, for a substantial period of time.

The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund’s investments in those countries.  Additionally, some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.  For instance, there may be difficulties in obtaining and/or enforcing legal judgements against non-U.S. companies and non-U.S. persons, including company directors or officers, in foreign jurisdictions. Shareholders of emerging market issuers often have limited rights and few practical remedies in jurisdictions located in emerging markets. In addition, due to jurisdictional limitations, U.S. authorities (e.g., the SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Such risks vary from jurisdiction to jurisdiction and company to company. In addition, issuers of certain instruments may include special purpose vehicles (“SPVs”) that hold underlying assets to which a Fund seeks to gain exposure. A Fund may have the right to receive payments only from the SPV and may not have direct rights against the issuer of the underlying assets. Investors in such SPVs generally pay their share of the SPV’s administrative and other expenses, including management fees. In some cases, the terms on which the Fund may be permitted to participate in an investment may be different than those afforded to local investors.

Also, the Fund may invest in sovereign debt instruments, which are issued or guaranteed by foreign governmental entities. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrears on their debts and such disbursements may be conditioned, for instance, on a governmental entity’s implementation of economic reforms and/or economic performance. Failure to implement such reforms and/or achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity and result in default.

CVT Volatility Managed Portfolios57SAI dated May 1, 2025

Investments in China may involve a high risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Increasing trade tensions, particularly regarding trading arrangements between the U.S., other trading partners and China, may result in additional tariffs or other actions that could have an adverse impact on an investment in the China region, including but not limited to restrictions on investments in certain Chinese companies or industries considered important to national interests, restrictions on monetary repatriation, intervention in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling, or other adverse government actions, circumstances and intervention efforts. Changes in political conditions and the political administration of trading counterparties may increase the risk of the imposition of sanctions, tariffs or other adverse trading policies. In addition, the adoption or continuation of protectionist trade policies by one or more countries could lead to a decrease in demand for Chinese products and reduced flows of foreign capital to China’s and other countries’ economies. Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the United States and certain western European countries. For example, there is less regulatory oversight of financial reporting by companies domiciled in China than for companies in the United States.

To the extent the Fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities (“VIEs”). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company. The VIE lists on a U.S. exchange and investors then purchase the stock issued by a VIE. The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, without providing actual equity ownership.

VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The legal status of the VIE structure remains uncertain under Chinese law. There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. If new laws, rules or regulations relating to VIE structures are adopted, investors, including the Fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available. In addition, VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of the Fund to invest in such securities and may increase the expenses of the Fund if it is required to seek alternative markets in which to invest in such securities.

The foregoing risks may be even greater in frontier markets. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. The economies of frontier market countries generally are smaller than those of traditional emerging market countries, and frontier capital markets and legal systems are typically less developed.

CVT Volatility Managed Portfolios58SAI dated May 1, 2025

Sukuk. The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually an SPV incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Sukuk are designed to comply with Islamic religious law, commonly known as Sharia and, accordingly, do not pay interest. Instead, Sukuk securities represent a contractual obligation of the issuer or issuing vehicle to make periodic distributions (such as income or other periodic payments) to the investor on pre-defined distribution dates and to return capital on a specified date, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor's money for Sukuk.  Sukuk may be linked to income streams relating to tangible assets, but even in respect of such Sukuk, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets.

In the event of a default or the insolvency of the issuer, the resolution process can be expected to take longer than for conventional bonds. Sukuk remain relatively new instruments, and evolving interpretations of Islamic law by courts, regulators and prominent scholars may affect liquidity, prices, free transferability and the ability and willingness of issuers of Sukuk to make payments in ways that cannot now be foreseen. In addition, issuers have, in the past, challenged the Islamic compliance of certificates. If any such or analogous events should occur, the Fund may be required to hold its Sukuk for longer than intended, even if their value or other condition is deteriorating.  In such circumstances, the Fund may not be able to achieve expected returns on its investment in Sukuk or any returns at all.

Issuers of Sukuk may include SPVs established by corporations and financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts, forward-sale commodity contracts and machinery and equipment. Although the Sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for the Fund to make an investment in or dispose of Sukuk at the desired time. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures. Furthermore, the global Sukuk market is significantly smaller than conventional bond markets, which may impact liquidity and the ability for the Fund to sell Sukuk at a desired time.

The unique characteristics of Sukuk may lead to uncertainties regarding their tax treatment within the Fund. In light of tax requirements applicable to the Fund, it may be necessary or advisable for the Fund to sell one or more Sukuk (or another investment) sooner than otherwise anticipated. As a result, the Fund may incur taxable gains or investment losses, as well as costs associated with such transaction.

Equity Investments

Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes (see “Preferred Stock” and “Hybrid Securities”).  Market conditions may affect certain types of stocks to a greater extent than other types of stocks.

Equity-Linked Securities

See also “Derivative Instruments and Related Risks” and “Participation Notes” herein.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock.  These securities are used for many of the same purposes as derivative instruments and share many of the same risks.  Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Event-Linked Instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds”, “event-linked swaps” or other “event-linked instruments”.  Event-linked instruments are obligations for which the return of capital and dividend/interest payments are contingent on, or formulaically related to, the non-occurrence of a pre-defined “trigger” event. For some event-linked instruments, the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses.  Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events.

CVT Volatility Managed Portfolios59SAI dated May 1, 2025

Some event-linked instruments are referred to as “catastrophe bonds.” Catastrophe bonds entitle a Fund to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. If a trigger event occurs, the Fund may lose a portion of its entire principal invested in the bond.

Event-linked instruments may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, event-linked instruments are issued by off-shore entities and may be non-dollar denominated.  As a result, the Fund may be subject to currency risk.

Often, event-linked instruments provide for extensions of maturity that are mandatory or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase the instrument’s volatility and potentially make it more difficult to value.  In addition, pricing of event-linked instruments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur.  If a trigger event occurs, the Fund may lose all or a portion of its investment in an event-linked instrument or the notional amount of an event-linked swap. Such losses may be substantial.  Event-linked instruments carry large uncertainties and major risk exposures to adverse conditions.  In addition to the specified trigger events, event-linked instruments also may expose the Fund to issuer, credit, counterparty, restricted securities, liquidity, and valuation risks as well as exposures to specific geographic areas, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked instruments are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) and are subject to the risk that the Fund may lose some or all of its investment in such instruments if the particular trigger occurs.  Event-linked instruments may be rated by a nationally recognized statistical rating agency, but are often unrated. Frequently, the issuer of an event-linked instrument will use an independent risk model to calculate the probability and economic consequences of a trigger event.

The Fund may invest in event-linked instruments in one or more of three ways: may purchase event-linked instruments when initially offered; may purchase event-linked instruments in the secondary, over-the-counter market; or may gain indirect exposure to event-linked instruments using derivatives. As the market for event-linked instruments evolves, the Fund may invest in new types of event-linked instruments.  However, there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked instruments typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not always listed on any national securities exchange. The amount of public information available with respect to event-linked instruments is generally less extensive than that which is available for issuers of registered or exchange listed instruments. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked instruments.

CVT Volatility Managed Portfolios60SAI dated May 1, 2025

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that trade their shares on stock exchanges at market prices (rather than net asset value) and are only redeemable from the ETF itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector (“Passive ETFs”), or they may be actively managed (“Active ETFs”). An investment in an ETF generally involves the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with equity securities, fixed income securities, real estate investments and commodities, as applicable. In addition, a Passive ETF may fail to accurately track the market segment or index that underlies its investment objective or may fail to fully replicate its underlying index, in which case the Passive ETF’s investment strategy may not produce the intended results. The way in which shares of ETFs are traded, purchased and redeemed involves certain risks. An ETF may trade at a price that is lower than its net asset value. Secondary market trading of an ETF may result in frequent price fluctuations, which in turn may result in a loss to a Fund. Additionally, there is no guarantee that an active market for the ETF’s shares will develop or be maintained. An ETF may fail to meet the listing requirements of any applicable exchanges on which it is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV and/or being more volatile than an ETF’s underlying securities.

A Fund will indirectly bear its proportionate share of any management fees and other operating expenses of an ETF in which it invests. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

CVT Volatility Managed Portfolios61SAI dated May 1, 2025

The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities

Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity.  The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, credit quality, liquidity and valuation.  Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired.  The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Fund(s) in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents).  Preferred stock and certain other hybrid securities may pay a fixed-dividend rate, but may be considered equity securities for purposes of a Fund’s investment restrictions (see “Preferred Stock” and “Hybrid Securities”).

The fixed-income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators initially responded to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the Fund’s uninvested cash. In 2022, the U.S. Federal Reserve began increasing interest rates and has signaled the potential for further increases, which could expose fixed-income and related markets to heightened volatility and could cause the value of the Fund’s investments, and the Fund’s net asset value to decline, potentially suddenly and significantly, which may negatively impact the Fund’s performance.  It is difficult to accurately predict the pace at which the U.S. Federal Reserve will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. During periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates.

CVT Volatility Managed Portfolios62SAI dated May 1, 2025

Foreign Currency Transactions

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.  Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein).  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. If a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations. In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

CVT Volatility Managed Portfolios63SAI dated May 1, 2025

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. In addition, to the extent that a Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a Fund may incur losses.

The U.S. may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a “T+1” (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for the Funds associated with differences in settlement cycles between markets.  Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

CVT Volatility Managed Portfolios64SAI dated May 1, 2025

Depositary receipts (including American Depositary Receipts (“ADRs”) sponsored or unsponsored and Global Depositary Receipts (“GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Unless otherwise provided in the Prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Global economies and financial markets are interconnected, and conditions in one country, region, or market could adversely impact economic conditions, market conditions, and issuers in other countries, regions, or markets. For example, a member state’s decision to leave the European Monetary Union and/or  the European Union (“EU”), or any increased uncertainty as to the status of such entities, could have significant adverse effects on global currency and financial markets, and on the values of the Fund’s investments. The United Kingdom (“UK”)  left the EU on January 31, 2020 (commonly known as “Brexit”) and on December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement governing the relationship between the UK and EU. Market uncertainty remains regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are not yet fully known.  Moreover, the uncertainty about the ramifications of Brexit may cause significant volatility and/or declines in the value of the Euro and the British pound. Brexit may create additional substantial economic stresses for the UK, including price volatility in UK stocks, capital outflows, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Political events, including nationalist unrest in Europe, uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU (or the euro) itself, also may cause market disruptions.  If one or more countries leave the EU (and/or abandon the euro) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

On February 1, 2022, the European Union adopted a settlement discipline regime pursuant to Central Securities Depositories Regulation (“CSDR”) that introduced new measures for the authorization and supervision of European Union Central Security Depositories. CSDR aims to reduce the number of settlement fails that occur in European Economic Area (“EEA”) central securities depositories (“CSDs”) and address settlement fails where they occur. Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants. The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments, shares of funds and emission allowances that will be settled through an EEA CSD and are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. The Fund may bear the net effect of any penalties and credits incurred under the CSDR in respect of its trading, which could increase the Fund’s expenses and adversely affect Fund performance. The investment adviser may seek reimbursement from the relevant broker, agent, or sub-adviser (if applicable), as determined by the investment adviser from time to time, although there can be no assurance that the investment adviser will seek such reimbursement or that the Fund will recover or be reimbursed for any amounts at issue.

CVT Volatility Managed Portfolios65SAI dated May 1, 2025

Forward Foreign Currency Exchange Contracts

See also “Derivative Instruments and Related Risks” herein.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes.

When a currency is difficult to hedge or to hedge against the U.S. dollar, the Fund may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Fund purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded.  NDFs may also be used to gain or hedge exposure to gold.

Forward Rate Agreements

See also “Derivative Instruments and Related Risks” herein.  Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.

CVT Volatility Managed Portfolios66SAI dated May 1, 2025

Futures Contracts

See also “Derivative Instruments and Related Risks” herein.  Futures contracts are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the underlying reference instrument at a specified future date at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the underlying asset.  Upon purchasing or selling a futures contract, a purchaser or seller is required to deposit collateral (initial margin).  Each day thereafter until the futures position is closed, the purchaser or seller will pay additional margin (variation margin) representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Futures contracts are traded on exchanges or boards of trade that are licensed by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange or board.

Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.

CVT Volatility Managed Portfolios67SAI dated May 1, 2025

High Social Impact Investments

High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact.  High Social Impact Investments include (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments.  High Social Impact Investments are illiquid, and the Fund may be unable to dispose of them at current carrying values.

Any Fund investment in High Social Impact Investments is fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in the Prospectus. High Social Impact Investments by the Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (as discussed below).

Pursuant to an exemptive order issued by the SEC, the Fund may invest in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (“CIC”) as part of the Fund’s High Social Impact Investments. CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended.  CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing.  CIC issues Notes with fixed interest rates at the time of issuance and terms currently ranging from six months to 20 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support.  An officer of the Adviser serves on the CIC Board.

Hybrid Securities

Hybrid securities generally possess certain characteristics of both equity and debt securities. These securities may at times behave more like equity than debt, or vice versa. Preferred stocks, convertible securities, trust preferred securities and certain debt obligations are types of hybrid securities.  The investment adviser has sole discretion to determine whether an investment has hybrid characteristics and generally will consider the instrument’s preference over the issuer’s common shares, the term of the instrument at the time of issuance and/or the tax character of the instrument’s distributions.  Debt instruments with a preference over common shares and a perpetual term or a term at issuance of thirty years or more generally are considered by the investment adviser to be hybrid securities. Hybrid securities generally do not have voting rights or have limited voting rights.  Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.  Hybrid securities may be subject to redemption at the option of the issuer at a predetermined price. Hybrid securities may pay a fixed or variable rate of interest or dividends. The prices and yields of nonconvertible hybrid securities generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. If the issuer of a hybrid security experiences financial difficulties, the value of such security may be adversely affected similar to the issuer’s outstanding common stock or subordinated debt instruments.  Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation.  See also “Preferred Stock,” “Convertible Securities” and “Contingent Convertible Securities.”

CVT Volatility Managed Portfolios68SAI dated May 1, 2025

Illiquid Investments

Certain investments are considered illiquid or restricted due to a limited trading market or legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.  Such illiquid investments may include commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid investments at a price representing fair value until such time as the investments may be sold publicly. It also may be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.  Where registration is required, a considerable period of time may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid investments, including all or a portion of the cost to register the investments.  The Fund also may acquire investments through private placements under which it may agree to contractual restrictions on the resale of such investments that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such investments at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in investments as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such investments. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such investments when the investment adviser believes it advisable to do so or may be able to sell such investments only at prices lower than if such investments were more widely held.  It may also be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.  The SEC has recently proposed amendments to Rule 22e-4 under the 1940 Act (the liquidity rule) that, if adopted as proposed, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments deemed to be illiquid. See also “Restricted Securities.”  In addition, the Fund's operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

Index Tracking

The Fund’s portfolio will be invested in a manner intended to track the Index as discussed in the Prospectus. To the extent that a Fund has investments in the Special Equities program and/or the High Social Impact Investments program, the Fund may be less able to closely track the Index than if it did not have investments in these programs. Both of these investment programs are of limited size so that the tracking error induced by such investments would be limited.

Indexed Securities

See also “Derivative Instruments and Related Risks” herein.  Indexed securities are securities that fluctuate in value with an index. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Indexed securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.  Indexed securities may be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities.

CVT Volatility Managed Portfolios69SAI dated May 1, 2025

Inflation-Indexed (or Inflation-Linked) Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Junior Loans

Due to their lower place in the borrower’s capital structure and possible unsecured status, certain loans (“Junior Loans”) involve a higher degree of overall risk than Senior Loans (described below) of the same borrower.  Junior Loans may be direct loans or purchased either in the form of an assignment or a loan participation.  Junior Loans are subject to the same general risks inherent in any loan investment (see “Loans” below). Junior Loans include secured and unsecured subordinated loans, as well as second lien loans and subordinated bridge loans. A second lien loan is generally second in line in terms of repayment priority and may have a claim on the same collateral pool as the first lien, or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding and may be converted into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower with an outstanding bridge loan may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, the Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.

For additional disclosure relating to investing in loans (including Junior Loans), see “Loans” below.
Liquidity or Protective Put Agreements

See also “Derivative Instruments and Related Risks” herein.  The Fund may enter into a separate agreement with the seller of an instrument or some other person granting the Fund the right to put the instrument to the seller thereof or the other person at an agreed upon price.  Interest income generated by certain municipal bonds with put or demand features may be taxable.

CVT Volatility Managed Portfolios70SAI dated May 1, 2025

Loans

Loans may be primary, direct investments or investments in loan assignments or participation interests.  A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor.  However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”).  In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Loan investments may be made at par or at a discount or premium to par.  The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind.  In connection with transactions in loans, the Fund may be subject to facility or other fees.  Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated.  During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower.  A borrower typically is required to comply with certain covenants contained in a loan agreement between the borrower and the holders of the loan.  The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, and the nature of the collateral securing the loan.  Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event covenants are breached.  The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants.  Loans to entities located outside of the U.S. (including to sovereign entities) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks.  In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights.  The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.  Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country.

CVT Volatility Managed Portfolios71SAI dated May 1, 2025

Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan.  In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower.  Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment.  This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.  The base lending rate historically was the London Interbank Offered Rate (LIBOR), the U.S. federal funds rate, the prime rate or other base lending rates used by commercial lenders.

The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment.  The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans.  In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower.  Representatives of the Fund also may join creditor or similar committees relating to loans.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans. As described below, a secondary market exists for many Senior Loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

To the extent that legislation or state or U.S. federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.

For additional disclosures relating to Junior and Senior Loans, see “Junior Loans” and “Senior Loans” herein.

CVT Volatility Managed Portfolios72SAI dated May 1, 2025

Lower Rated Investments

Lower rated investments (commonly referred to as “junk”) are of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than higher quality investments but they also typically entail greater potential price volatility and principal and income risk.  Lower rated investments are regarded as predominantly speculative with respect to the entity’s continuing ability to make timely principal and interest payments.  Also, their yields and market values may fluctuate more than higher rated investments.  Fluctuations in value do not affect the cash income from lower rated investments, but are reflected in the Fund’s net asset value.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated investments to be less creditworthy. The secondary market for lower rated investments may be less liquid than the market for higher grade investments and may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in lower rated investments.

Master Limited Partnerships (“MLPs”)

MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income paid by an MLP to its investors. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs.  However, the law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders.  As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder of the Fund will not.

Money Market Instruments

Money market instruments include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit or time deposits and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities” below. Certificates of deposit or time deposits are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by U.S. federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

CVT Volatility Managed Portfolios73SAI dated May 1, 2025

Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These securities may be subject to U.S. federal income, state income and/or other taxes.  Instead of investing in money market instruments directly, the Fund may invest in an affiliated or unaffiliated money market fund. A low or negative interest rate environment could, and a prolonged low or negative interest rate environment is likely to, result in negative rates on investments in money market funds and similar cash management products. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.

Money market funds and the securities in which they invest are subject to comprehensive regulations. The SEC has adopted amendments to money market fund  regulation that, among other things, increase the daily and weekly liquid asset requirements; require certain money market funds to impose discretionary and mandatory liquidity fees; and permit government money market funds that are experiencing a negative gross yield as a result of negative interest rates to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (e.g., through a reverse stock split) to maintain a stable net asset value per share, subject to certain board determinations and disclosures to shareholders. The SEC and other government agencies continue to review the regulation of money market funds and may implement additional regulatory changes in the future. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds, including the money market funds in which the Fund may invest.

Mortgage-Backed Securities (“MBS”)

MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder.  MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped securities (described herein), floating rate mortgage-backed securities and certain classes of multiple class CMOs. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.  In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes, and the effects of prepayments on mortgage cash flows and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. Although certain MBS are guaranteed as to timely payment of interest and principal by a government-sponsored enterprise, the market price for such securities is not guaranteed and will fluctuate.  Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.

CVT Volatility Managed Portfolios74SAI dated May 1, 2025

There are currently four types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (3) those issued by the U.S. Government or one of its agencies or instrumentalities without a government guarantee, such as credit risk transfer bonds; and (4) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement.  Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators of, or investors in mortgage loans, including depositary institutions, mortgage banks and special purpose subsidiaries of the foregoing.

GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.

FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a U.S. federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate.  Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS are less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS are purchased at a premium above their par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS have been purchased at a discount from their par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

CVT Volatility Managed Portfolios75SAI dated May 1, 2025

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. Cash proceeds may be invested in instruments that are permissible investments for the Fund.  The use of mortgage dollar rolls is a speculative technique involving leverage.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or permissible liquid assets earmarked or in a segregated account to secure the obligation for the forward commitment to buy MBS, or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

Municipal Lease Obligations (“MLOs”)

An MLO is a bond that is secured by lease payments made by the party, typically a state or municipality, leasing the facilities (e.g., schools or office buildings) that were financed by the bond.  Such lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed.  In other cases, the leasing state or municipality is obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property.  MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A certificate of participation (also referred to as a “participation”) in a municipal lease is an instrument evidencing a pro rata share in a specific pledged revenue stream, usually lease payments by the issuer that are typically subject to annual appropriation.  The certificate generally entitles the holder to receive a share, or participation, in the payments from a particular project.

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities.  Certain MLOs may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid investments.

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among U.S. federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its rights, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

CVT Volatility Managed Portfolios76SAI dated May 1, 2025

Municipal Obligations

Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities.  Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate.  Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.  Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

In general, there are three categories of municipal obligations, the interest on which is exempt from U.S. federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986, which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for U.S. federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular U.S. federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item that could subject the recipient to or increase the recipient’s liability for the AMT.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

CVT Volatility Managed Portfolios77SAI dated May 1, 2025

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.  Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity that owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.  The Fund may on occasion acquire revenue bonds that carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.  Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels.   A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and U.S. federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students that may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in U.S. federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued U.S. federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

CVT Volatility Managed Portfolios78SAI dated May 1, 2025

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and U.S. federal environmental mandates are challenges faced by issuers of water and sewer bonds.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status.  There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the fund’s investment.  The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

CVT Volatility Managed Portfolios79SAI dated May 1, 2025

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Fund invests.  There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector.  As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The Commonwealth of Puerto Rico and its related issuers have faced and are currently experiencing financial difficulties, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Several rating agencies have downgraded a number of securities issued in Puerto Rico to below investment-grade, and Puerto Rico has previously missed payments on its general obligation debt.   As a result of Puerto Rico’s fiscal challenges, it entered into a process analogous to a bankruptcy proceeding in U.S. courts.  In March 2022, Puerto Rico received court approval to be released from bankruptcy through a large restructuring of its U.S. municipal debt.  The restructuring was recommended by an oversight board, an unelected body that shares power with elected officials, that is federally mandated to oversee Puerto Rico's finances. Pursuant to U.S. federal law, the oversight board will remain intact and can only disband after Puerto Rico experiences four consecutive years of balanced budgets.  Further legislation by the U.S. Congress, or actions by the oversight board established by the Puerto Rico Oversight, Management, and Economic Stability Act, among other factors, could have a negative impact on the marketability, liquidity, or value of certain investments held by the Fund and could reduce the Fund’s performance.

In addition, Puerto Rico has faced significant out-migration relating to its economic difficulties, eroding the Commonwealth’s economic base and creating additional further uncertainty regarding its ability to meet its future repayment obligations. The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

CVT Volatility Managed Portfolios80SAI dated May 1, 2025

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Schedule of Investments” in the “Financial Statements” included in the Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Operational Risk

The Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. Disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.  To the extent the investment adviser or other service providers use or rely on proprietary and/or third-party technology and data, such uses are subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks, and errors caused by third party service providers and data sources. Additionally, legal and regulatory changes, such as those related to information privacy and data protection, may have an impact on the use of existing or emerging technologies, and may impact the investment adviser and the Fund.  These and other operational risks could impede the Fund’s ability to effectively implement its investment strategy.

CVT Volatility Managed Portfolios81SAI dated May 1, 2025

Option Contracts

See also “Derivative Instruments and Related Risks” herein.  An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument).  Options may be listed on an exchange or traded in the OTC market.  In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to counterparty risk.  The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.  OTC options also involve greater liquidity risk.  This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.  Derivatives on economic indicators generally are offered in an auction format and are booked and settled as OTC options.  Options on futures contracts are discussed herein under “Futures Contracts.”

If a written option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If a purchased option expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, reference instrument, exercise price, and expiration). A capital gain will be realized from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a capital loss will be realized. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, the current market price of the reference instrument in relation to the exercise price of the option, the volatility of the reference instrument, and the time remaining until the expiration date.  There can be no assurance that a closing purchase or sale transaction can be consummated when desired.

Straddles are a combination of a call and a put written on the same reference instrument. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open or close.  In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

The writer of an option has no control over the time when it may be required to fulfill its obligation under the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose the premium it paid for the option.  Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.

CVT Volatility Managed Portfolios82SAI dated May 1, 2025

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.

Participation in the ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. Such fee is allocated among a fund’s share classes based on relative net assets.  ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.  In accordance with U.S. federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Class I shares (or, if applicable Class A shares) at net asset value and will not be subject to any sales charge (in the case of Class A shares), investment minimum or redemption fee applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” in the Prospectus.  Investments in a fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares” in the Prospectus. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.  To the extent the Fund’s net assets do not decline, the investment adviser may also benefit. From time to time ReFlow may pledge fund shares as collateral in connection with its borrowings from third-party lenders.

Participation Notes

The Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-Notes”). For instance, the Fund may purchase P-Notes to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities.  P-Notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-Notes involve transaction costs.

An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-Note may perform differently from its underlying security. While the holder of a P-Note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-Notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes.  If the counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. Additionally, issuers of P-Notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-Notes and discretion to adjust a P-Note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security. P-Notes may be considered illiquid.

CVT Volatility Managed Portfolios83SAI dated May 1, 2025

Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act, and the rules, regulations and interpretations thereunder. Closed-end investment company securities are usually traded on an exchange.  The demand for an exchange-traded closed-end fund’s securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from, or a premium over, their net asset value.  The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover” and generally involves expense to the Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders.  The Fund’s portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Fund's portfolio holdings.  The portfolio turnover rate(s) of the Fund for recent fiscal periods is included in the Financial Highlights in the Prospectus.

Preferred Stock

Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders.  However, preferred stock may not pay scheduled dividends or dividends payments may be in arrears.  The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock.  See “Convertible Securities” and “Contingent Convertible Securities.”  Preferred stock may be subject to redemption at the option of the issuer at a predetermined price.  In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions.

Real Estate Investments

Real estate investments, including real estate investment trusts (“REITs”), are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have a magnified effect to the extent that investments concentrate in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund indirectly will bear REIT expenses in addition to its own expenses.

CVT Volatility Managed Portfolios84SAI dated May 1, 2025

Private REITs are unlisted, which may make them difficult to value and less liquid.  Moreover, private REITs are generally exempt from 1933 Act registration and, as such, the amount of public information available with respect to private REITs may be less extensive than that available for publicly traded REITs.  Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.  REITs are also subject to credit, market, liquidity and interest rate risks.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends.  Proposed regulations on which the Fund may rely allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.  See “Taxes” for additional information.

REITs may issue debt securities to fund their activities.  The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

Regulatory and Legal Risk

U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders. For example, the SEC recently adopted amendments to rules related to fund names and related strategies, which will result in costs to some funds in amending their names and/or strategies accordingly. In addition, a rapidly expanding or otherwise more aggressive regulatory environment may impose greater costs on all sectors and on financial services companies in particular.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price.  In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. The Fund bears the risk of a counterparty's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails additional risks, which include the risk that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. Unless the Prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

CVT Volatility Managed Portfolios85SAI dated May 1, 2025

Residual Interest Bonds

The Fund may invest in residual interest bonds in a trust that holds municipal securities (a “Tender Option Bond trust” or “TOB trust”). The interest rate payable on a residual interest bond (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index) bears an inverse relationship to the interest rate on another security issued by the TOB trust. Because changes in the interest rate on the other security inversely affect the interest paid on the residual interest bond, the value and income of a residual interest bond is generally more volatile than that of a fixed rate bond. Residual interest bonds have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While residual interest bonds expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to the Fund’s restrictions on borrowings.

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement relating to a residual interest bond held by the Fund. Such agreements commit the Fund to reimburse the difference between the liquidation value of the underlying security (which is the basis of the residual interest bond) and the principal amount due to the holders of the floating rate security issued in conjunction with the residual interest bond upon the termination of the TOB trust issuing the residual interest bond. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the residual interest bond could be terminated and the Fund could incur a loss. The Fund’s investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for purposes of the Fund’s restrictions on borrowing described herein and in the Prospectus.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds, as defined in the rules. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs as such programs were commonly structured prior to the effective date of the Volcker Rule and (ii) continuing relationships with or services for existing residual interest bond programs. In response to the Volcker Rule, industry participants developed alternative structures for residual interest bond programs in which service providers may be engaged to assist with establishing, structuring and sponsoring the programs. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding the residual interests. In addition, the Fund, rather than a bank entity, may act as the sponsor of the TOB trust and undertake certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, sponsoring a TOB trust may give rise to certain additional risks, including compliance, securities law and operational risks.

CVT Volatility Managed Portfolios86SAI dated May 1, 2025

Restricted Securities

Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in much more limited circumstances.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of them at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement and/or after an applicable waiting period. If adverse conditions were to develop during this period, the Fund might obtain a price that is less favorable than the price that was prevailing at the time it decided to sell.  See also “Illiquid Investments.”

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The Fund may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.  In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the value of the Fund.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

CVT Volatility Managed Portfolios87SAI dated May 1, 2025

Rights and Warrants

See also “Derivative Instruments and Related Risks” herein.  A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are typically issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.  (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

Securities Lending

The Fund may lend its portfolio securities to major banks, broker-dealers and other financial institutions in compliance with the 1940 Act. No lending may be made with any companies affiliated with the investment adviser.  These loans earn income and are collateralized by cash, securities or letters of credit.  The Fund may realize a loss if it is not able to invest cash collateral at rates higher than the costs to enter into the loan.    The Fund invests cash collateral in an unaffiliated money market fund that operates in compliance with the requirements of Rule 2a-7 under the 1940 Act and seeks to maintain a stable $1.00 net asset value per share.  When the loan is closed, the lender is obligated to return the collateral to the borrower.  The lender could suffer a loss if the value of the collateral is below the market value of the borrowed securities or if the borrower defaults on the loan.  The lender may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The investment adviser will use its reasonable efforts to instruct the securities lending agent to terminate loans and recall securities with voting rights in accordance with the investment adviser’s proxy voting policy and procedures so that the securities may be voted in accordance with such policies and procedures.  See “Taxes” for information on the tax treatment of payments in lieu of dividends received pursuant to securities lending arrangements.

Senior Loans

Senior Loans are loans that are senior in repayment priority to other debt of the borrower.  Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates.  Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate.” The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.  Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan.  Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.

CVT Volatility Managed Portfolios88SAI dated May 1, 2025

Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition, Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility fee when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.

Loan Administration.  In a typical Senior Loan, the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower.  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower.  It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent.  A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons (as defined below), similar risks may arise.

Additional Information. The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative.  The Fund may from time to time participate in ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate in such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.

CVT Volatility Managed Portfolios89SAI dated May 1, 2025

In some instances, other accounts managed by the investment adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities.  In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the investment adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment adviser’s client accounts collectively held only a single category of the issuer’s securities.  See “Potential Conflicts of Interest.”

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

The Fund will generally acquire participations only if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor (an “Interposed Person”), at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P- 3 or higher by Moody’s or comparably rated by another nationally recognized statistical ratings organization) or determined by the investment adviser to be of comparable quality.

For additional disclosure relating to investing in loans (including Senior Loans), see “Loans” above.
Short Sales

Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered.  In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost.  In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant.  Further, if other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short.  A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.  The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund.

CVT Volatility Managed Portfolios90SAI dated May 1, 2025

Short-Term Trading

Fixed-income securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, such a security may be sold and another purchased at approximately the same time to take advantage of what is believed to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

Significant Exposure to the Banking Industry

Because the Fund may invest a significant portion of its assets in the banking industry, the value of Fund shares may be affected by events that adversely affect that industry and may fluctuate more than that of a fund that invests more broadly. Companies in the banking industry are subject to extensive government regulation which may limit the products they can offer and the fees they can charge.  Banks depend on the availability and cost of capital funds, and may be significantly affected by changes in interest rates.  Companies in the banking industry are also subject to price competition and may be adversely impacted by the rate of corporate and consumer debt defaults.

Significant Exposure to Global Energy Solutions Companies

Sustainable energy solutions include, but are not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Significant investments in sustainable energy solutions companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy. Sustainable energy solutions companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Sustainable energy solutions companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of sustainable energy solutions companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Significant Exposure to Smaller Companies

The investment risk associated with smaller companies is higher than that normally associated with larger, more established companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger companies. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, stocks of smaller companies are often more volatile than those of larger companies, which are often traded on a national securities exchange, may be more difficult and may take longer to liquidate at fair value than would be the case for the publicly traded securities of a large company.

Significant Exposure to Technology Companies

Technology related companies include, among others, internet, software, hardware, semiconductor, and IT services companies.  Significant investments in technology companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy.  The value of securities of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition. Securities of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

CVT Volatility Managed Portfolios91SAI dated May 1, 2025

Significant Exposure to Water Companies

Water companies include: water treatment, engineering, filtration, environmental controls, water-related equipment, water and wastewater services, and water utilities. Technologies, services and products that these companies may be involved in, can include, but are limited to: water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The Fund’s significant investment in water companies may present more risks than would be the case for a fund that invests more broadly in numerous industries and sectors of the economy.  Water companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant water sources, the price of those sources, capital investment, government regulation, world events and economic conditions.  Water companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of water companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Special Equities Investments

Special Equities investments allow a Fund to promote responsible investment goals through privately placed investments.  The Fund is generally not expected to make additional investments in Special Equities Investments.  As stated in the Prospectus, the Board of the Fund or a committee thereof selected Special Equities investments for each Calvert fund that currently holds Special Equities investments and makes decisions related thereto.

Special Equities investments, while comprising a small percentage of any participating Fund’s assets, involve relatively high risks. These include foreign securities, below-investment grade debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. Special Equities investments may also include unsecured debt which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.  Special Equities investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser.

Stripped Securities

Stripped Securities (“Strips”) may be issued by the U.S. Government, its agencies or instrumentalities, and may also be issued by private originators or investors, including depository institutions, banks, investment banks and special purpose subsidiaries of these entities.  Strips are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Strips are particularly sensitive to changes in interest rates, which may impact the frequency of principal payments (including prepayments) on the underlying assets or pool of underlying assets.  Some structures may have a class that receives only interest from the underlying assets, an interest-only (“IO”) class, while another class may receive only principal, a principal-only (“PO”) class.  IO and PO Strips may be purchased for their return and/or hedging characteristics.  Because of their structure, IO Strips may move differently than typical fixed-income securities in relation to changes in interest rates. IO Strips tend to decrease in value if prepayments are greater than anticipated and increase in value if prepayments are less than anticipated. Conversely, PO Strips tend to increase in value if prepayments are greater than anticipated and decline if prepayments are less than anticipated. While the U.S. Government or its agencies or instrumentalities may guarantee the full repayment of principal on Strips they issue, repayment of interest is guaranteed only while the underlying assets or pools of assets are outstanding. To the extent the Fund invests in Strips, rapid changes in the rate of prepayments may have an adverse effect on the Fund’s performance.  In addition, the secondary market for Strips may be less liquid than that for other securities.  Certain Strips may also present certain operational and/or valuation risks.

CVT Volatility Managed Portfolios92SAI dated May 1, 2025

Structured Notes

See also “Derivative Instruments and Related Risks” herein.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Swap Agreements

See also “Derivative Instruments and Related Risks” herein.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).  Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the use of swap agreements will be successful will depend on the investment adviser's ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments.  Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days.  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap).  Developments in the swaps market, including government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future.  If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default.  To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain criteria. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference instrument has declined.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act, which was enacted in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the Fund may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act have been implemented primarily through rules and regulations adopted by the SEC and/or the CFTC.

CVT Volatility Managed Portfolios93SAI dated May 1, 2025

Currently, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments may be implemented by the CFTC in the future. In addition, uncleared OTC swaps are subject to regulatory collateral requirements that may adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments may cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Because these regulations are relatively new it is not possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund. The Dodd-Frank Act and rules promulgated thereunder may exert a negative effect on the Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of legislation, and such requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives.

Regulatory bodies outside the U.S. have also implemented and continue to implement rules and regulations similar to the Dodd-Frank Act and such actions could similarly increase the costs of participating in, or otherwise adversely impact the liquidity of, participating in the swaps markets. U.S. and global regulators have issued final rules that will require the exchange of variation and, in some cases, initial margin in respect of uncleared swap agreements. In addition, regulations adopted by global prudential regulators that are now in effect require certain prudentially regulated entities and certain of their affiliates and subsidiaries (including swap dealers) to include in their derivatives contracts, terms that delay or restrict the rights of counterparties (such as the Fund) to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the prudentially regulated entity and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Similar regulations and laws have been adopted in non-U.S. jurisdictions that may apply to the Fund’s counterparties located in those jurisdictions. It is possible that these requirements, as well as potential additional related government regulation, could adversely affect the Fund’s ability to terminate existing derivatives contracts, exercise default rights or satisfy obligations owed to it with collateral received under such contracts.

Swap agreements include (but are not limited to):

Currency Swaps. Currency swaps involve the exchange of the rights of the parties to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.

Equity Swaps. An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index, such as the S&P 500®. The other party’s payments can be based on a fixed rate, a non-equity variable rate, or even a different equity index. The Fund may enter into equity index swaps on a net basis pursuant to which the future cash flows from two reference instruments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two.

CVT Volatility Managed Portfolios94SAI dated May 1, 2025

Credit Default Swaps.  Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The determination of a credit event under the swap agreement will depend on the terms of the agreement and may rely on the decision of persons that are not a party to the agreement.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Inflation Swaps.  Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis.  Certain U.S. federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.

Commodity Index-Linked Swaps. Commodity index-linked swap agreements involve the exchange by the Fund with another party of payments dependent upon the price of the underlying commodity index.  Commodity index-linked swaps may be used to obtain exposure to a particular commodity or commodity index without owning or taking physical custody of such commodity.

CVT Volatility Managed Portfolios95SAI dated May 1, 2025

Swaptions

See also “Derivative Instruments and Related Risks” herein.  A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. The U.S. Government generally is not obligated to provide support to its instrumentalities. Interest rate changes, prepayments and other factors may affect the value of U.S. Government securities.  The principal of and/or interest on certain U.S. Government securities could be: (a) payable in foreign currencies rather than U.S. dollars; or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

CVT Volatility Managed Portfolios96SAI dated May 1, 2025

Unlisted Securities

Unlisted securities are neither listed on a stock exchange nor traded over-the-counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities may be deemed to be illiquid. Because of the absence of any public trading market for these investments, it may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in foreign jurisdictions any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

Variable Rate Instruments

Variable rate instruments provide for adjustments in the interest or dividend rate payable on the instrument at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate instruments normally provide that the holder can demand payment of the instrument on short notice at par with accrued interest.  These instruments may be secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund may use these instruments as cash equivalents pending longer term investment of its funds.  The rate adjustment features may limit the extent to which the market value of the instruments will fluctuate.

Venture Capital Limited Partnerships

A Fund may invest in venture capital limited partnerships (“limited partnerships”), through the Special Equities program, to the extent disclosed in the Prospectus. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Fund, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Fund with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their qualification as a RIC under Subchapter M of the Code. The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. A Fund’s liability generally is limited to the amount of its commitment to the partnership. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

When-Issued Securities, Delayed Delivery and Forward Commitments

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future beyond normal settlement times) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

CVT Volatility Managed Portfolios97SAI dated May 1, 2025

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Zero Coupon Bonds, Deep Discount Bonds and Payment-In-Kind (“PIK”) Securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments. PIK securities generally carry higher interest rates compared to bonds that make cash payments of interest to reflect their payment deferral and increased credit risk. PIK securities generally involve significantly greater credit risk than coupon loans because the Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond.  PIK bonds may be difficult to value accurately because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral.  If the issuer of a PIK security defaults, the Fund may lose its entire investment. PIK interest has the effect of generating investment income and increasing the incentive fees, if any, payable at a compounding rate.  Generally, the deferral of PIK interest increases the loan to value ratio.

CVT Volatility Managed Portfolios98SAI dated May 1, 2025

APPENDIX A

Class F Fees and Ownership

Distribution and Shareholder Servicing Fees.  For the fiscal year ended December 31, 2024, the following table shows total distribution fee payments pursuant to the Distribution Plan paid by the Fund and shareholder servicing fees paid pursuant to the Shareholder Servicing Plan paid by the Fund:

	Total Distribution and Service Fees Paid	Distribution and Service Fees Paid to Financial Intermediaries	Shareholder Servicing Fees Paid
Volatility Managed Moderate Portfolio	$182,996	$182,763	$52,924
Volatility Managed Moderate Growth Portfolio	$161,155	$160,982	$46,654
Volatility Managed Growth Portfolio	$243,051	$242,689	$70,204

Control Persons and Principal Holders of Securities.  At April 1, 2025, the Directors and officers of the Corporation, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of each Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Volatility Managed Moderate Portfolio	Ameritas Life Insurance Corporation Account VA2	Lincoln, NE	76.90%
	Ameritas Life Insurance Corporation Account LLVA	Lincoln, NE	13.21%
Volatility Managed Moderate Growth Portfolio	Ameritas Life Insurance Corporation Account VA2	Lincoln, NE	77.51%
	Ameritas Life Insurance Corporation Account V	Lincoln, NE	10.41%
	Ameritas Life Insurance Corporation Account LLVA	Lincoln, NE	8.99%
Volatility Managed Growth Portfolio	Ameritas Life Insurance Corporation Account VA2	Lincoln, NE	92.05%
	Ameritas Life Insurance Corporation Account LLVA	Lincoln, NE	7.56%

Beneficial owners of 25% or more of this Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Corporation, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of each Fund as of such date.

CVT Volatility Managed Portfolios99SAI dated May 1, 2025

APPENDIX B

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of a default or impairment.

GLOBAL LONG-TERM RATINGS SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

GLOBAL SHORT-TERM RATING SCALE

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Ratings of Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Ratings of Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Ratings of Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

CVT Volatility Managed Portfolios100SAI dated May 1, 2025

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

The global short-term ‘prime’ rating scale is applied to commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.  Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments.  The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO.  The short-term demand obligation rating uses the VMIG scale.  Transitions of VMIG ratings with conditional liquidity support differ from transitions of the Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

CVT Volatility Managed Portfolios101SAI dated May 1, 2025

LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the financial obligation and the promise that it is imputed; and

• Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C:  An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

CVT Volatility Managed Portfolios102SAI dated May 1, 2025

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial    commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

ISSUER CREDIT RATINGS DEFINITIONS

S&P’s issuer credit rating is a forward-looking opinion about an obligor’s overall creditworthiness. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

Sovereign credit ratings are forms of issuer credit ratings.

Issuer credit ratings can be either long-term or short-term.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CVT Volatility Managed Portfolios103SAI dated May 1, 2025

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D: An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P considers there to be a default on one or more of its financial obligations, whether long -or short-term, including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms.  A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in a ‘SD’ or ‘D’ issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

SD and D: An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to term.  An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

NR: Indicates that a rating has not been assigned or is no longer assigned.

MUNICIPAL SHORT-TERM NOTE RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note rating reflects S&P opinions about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus (+) designation.

CVT Volatility Managed Portfolios104SAI dated May 1, 2025

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Issuer Default Ratings

AAA:  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.  ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exist that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.  Default is a real possibility.

CC: Very high levels of credit risk.  Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• The issuer had entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• The formal announcement by the issuer or their agent of distressed debt exchange;

• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• An unsecured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

• Has not otherwise ceased operating.

This would include:

• The selective payment default on specific class or currency of debt;

• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

CVT Volatility Managed Portfolios105SAI dated May 1, 2025

• The extension of multiple waivers of forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

• Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

• In all cases, the assignment of default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Credit Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk.  Default is a real possibility.

RD: Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.

S&P Insurer Financial Strength Ratings

An S&P insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

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Long-Term Insurer Financial Strength Ratings

Category Definition

AAA

An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

AA

An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.

A

An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB

An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB, B, CCC and CC

An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths. ‘BB’ indicates the least degree of vulnerability within the range and ‘CC’ the highest.

BB

An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B

An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC

An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC

An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

SD or D

An insurer rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its insurance policy obligations. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms. An ‘SD’ rating is assigned when S&P believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. A selective default includes the completion of a distressed exchange offer. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to ’CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Fitch Insurer Financial Strength Rating

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Ratings.

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APPENDIX C

Calvert Funds

Proxy Voting Policy and Procedures

I.Overview

The Boards of Trustees (the “Board”) of the Calvert Funds1 have adopted these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy:

•“Fund” means each registered investment company managed by the Adviser; and

•“Adviser” means Calvert Research and Management.

II.Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy in accordance with the Adviser’s Proxy Voting Policies and Procedures (“Adviser Procedures”), a copy of which has been provided to the Boards. All Fund proxies will be voted in accordance with the Adviser Procedures. The Adviser Procedures shall comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and be reasonably designed to ensure that the Adviser votes Fund securities in the best interests of the Fund and must include how the Adviser addresses material conflicts that may arise between the interest of the Adviser and the interests of the Fund.

The Adviser is required to report to the Board any material changes to the Adviser Procedures in the manner set forth in Section V below.

III.Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year. On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund, how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•The Adviser will record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages. Such data shall be transmitted to the Adviser, which also acts as administrator to the Fund (the “Administrator”) or any third party service provider designated by the Administrator; and

•The Administrator will file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (the “Commission”) as required by the 1940 Act. The Administrator may delegate the filing to a third party service provider provided each such filing is reviewed and approved by the Administrator.

IV.Conflicts of Interest

The Adviser, as a fiduciary to the Fund it manages, must put the interests of the Fund and Fund shareholders collectively above those of the Adviser. When required to vote a proxy for the Fund, the Adviser and, in some instances, the Independent Trustees of the Funds may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser. Pursuant to Rule 206(4)-7 under the Advisers Act, the Adviser Procedures must include how the Adviser addresses material conflicts that may arise between the interests of the Adviser and the interests of the Fund.

V.Reports and Review

The Administrator shall make copies of Form N-PX filed on behalf of the Fund available for the Board’s review upon the Board’s request. The Administrator shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

______________

1 The Calvert Funds may be organized as trusts or corporations. For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.

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The Adviser shall provide reports to the Board as requested by the Board or as requested by the Administrator, the Funds’ Chief Compliance Officer or the Funds’ Chief Legal Officer, including material changes to the Adviser Procedures and material conflicts of interest. The Adviser Procedures, including any procedures relating to how material conflicts of interest are addressed by the Adviser, shall be provided to the Board at least annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund’s Chief Legal and Compliance Officers prior to implementing such changes to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures. The Fund’s Chief Legal Officer shall ensure that the required disclosure relating to the Adviser Procedures is included in the Fund’s registration statement.

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APPENDIX D

CALVERT RESEARCH AND MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Calvert Research and Management (“Calvert”) will vote proxies in a prudent and diligent manner and in the best interests of clients, in accordance with its fiduciary duties consistent with the objectives of the relevant investment strategy (“Client Proxy Standard”) and, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Calvert’s authority to vote the proxies of its clients is established by advisory contracts or similar documentation. These proxy voting policies and procedures (“Procedures”) are intended to reflect current requirements and guidance applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”).  The Procedures may change from time to time.

II. Overview

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all other stakeholders (employees, customers, communities and the environment). Calvert believes that combining effective governance and corporate sustainability better positions a company to create long-term value for its shareholders.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. Calvert has established guidelines for voting proxies that are set forth in Appendix A (the “Guidelines”), which set forth the general principles and voting guidelines employed by Calvert when voting proxies on behalf of clients. As noted therein, the Guidelines are not intended to be exhaustive and do not seek to anticipate every type of proposal that may be submitted to shareholders for a vote.  Calvert reviews the Guidelines periodically and they may be changed at any time.

Calvert normally votes proxies received by a client for which it has sole investment discretion (including the Calvert Funds (each, a “Fund” and collectively, the “Funds”)) through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services, Inc. Although Calvert retains the services of the Agent for research and development of proxy voting recommendations consistent with the Guidelines, Calvert remains responsible for proxy voting decisions.  Calvert may also receive and directly vote proxies with respect to certain private equity investments held by clients.  Any such proxies are also voted in accordance with the Guidelines.  Where applicable, proxies will be voted in accordance with client-specific guidelines.

III. Roles and Responsibilities

A. Proxy Administrators

Calvert has designated certain employees to administer these Procedures.  The proxy administrators and/or their designees (together, the “Proxy Administrators”) coordinate consideration of the manner in which certain proxies are voted with members of Calvert’s Engagement and Proxy Voting Committee as described herein.

B. Agent

The Agent is responsible for coordinating with the clients’ custodians and Calvert to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Calvert shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall execute and/or refer proxies consistent with instructions provided by Calvert to implement the Guidelines, unless otherwise instructed by Calvert in accordance with these Procedures. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to any Fund vote memorialized therein, such record must reflect all of the information required to be disclosed in the Funds’ Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Calvert upon request.

Subject to the oversight of Calvert, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to Calvert, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to Calvert when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall

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refer to those in which no conflict of interest has been identified. Calvert is responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretative guidance issued by the SEC in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605). Such oversight currently may include one or more of the following and may change from time to time:

•periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

•periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

•periodic meetings with Agent’s client services team;

•periodic in-person and/or web-based due diligence meetings;

•receipt and review of annual certifications received from the Agent;

•annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;

•periodic review of relevant changes to Agent’s business; and/or

•periodic review of the following to the extent not included in due diligence materials provided by the Agent:  (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information;  and (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations.

Engagement and Proxy Voting Committee

Calvert has established the Engagement and Proxy Voting Committee which, among other things, is responsible for reviewing the Guidelines at least annually. The Engagement and Proxy Voting Committee shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of Calvert as described below.

The members of the Engagement and Proxy Voting Committee shall consist of at least two employees of Calvert appointed by, and including, Calvert’s Chief Executive Officer (“CEO”) and President. The Proxy Administrators and the Director of Corporate Engagement are not voting members of the Engagement and Proxy Voting Committee. Members of the Engagement and Proxy Voting Committee may be changed from time to time at Calvert’s discretion. Matters that require the approval of the Engagement and Proxy Voting Committee may be acted upon by any of its member(s) available to consider the matter.

IV. Proxy Voting

A. The Guidelines

Calvert generally vote proxies in accordance with the positions set forth in the Guidelines. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert may vote shares in a manner that does not strictly adhere to or is inconsistent with the Guidelines if doing so is deemed by Calvert to be in the best interests of its clients.  Calvert will review the Guidelines at least annually.  In connection with proxies to be voted on behalf of the Funds, Calvert will submit amendments to the Guidelines to the Calvert Fund Board each year for ratification.

Section VI below sets forth the process in the event Calvert determine to vote a proxy in a manner not strictly in accordance with the Guidelines, and such vote presents a potential conflict of interest.

B. Voting Procedures

Except as noted in Section VI below, the Proxy Administrators and/or their designees shall instruct the Agent to vote proxies as follows:

1. Vote in Accordance with Guidelines

Calvert provides the Agent with voting instructions to implement the Guidelines for various types of proposals.  Based on such instructions, the Agent shall make recommendations to Calvert on the manner in which proxies shall be voted.

2. Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) a proxy is received for a proposal for which there is there is no voting instruction pursuant to the Guidelines or (ii) the Guidelines otherwise state that the proposal shall be referred to Calvert to determine the manner in which it should be voted, the Proxy Administrator shall evaluate the proposal and consider issues voted in the past that may have been similar to or adjacent to the voting issue at hand.  If the Proxy Administrator deems that past practice is not a sufficient guide to the appropriate vote, the Proxy Administrator may seek input from the Engagement and Proxy Voting Committee, which may consult with relevant analysts covering the company subject to the proxy proposal or its industry and shall

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instruct the Agent to vote based on this input. The Proxy Administrators will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.

3. Votes Contrary to the Guidelines

In the event the Proxy Administrator deems it appropriate to recommend a vote contrary to the Guidelines, the Proxy Administrator will provide the Engagement and Proxy Voting Committee with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for Calvert’s recommendation, and the Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Engagement and Proxy Voting Committee. Should the vote by the Engagement and Proxy Voting Committee concerning one or more recommendations result in a tie, Calvert’s CEO and President will determine the manner in which the proxy will be voted.

In the rare event that a vote contrary to the Guidelines is cast inadvertently due to an error committed by the Agent, the Proxy Administrator will review the reason leading to the error, rectify the cause with the Agent to prevent any future instances of the same error occurring, and review and determine whether the vote cast made a material impact on the voting outcome.

In either or both instances, Calvert will provide a report to the applicable board reflecting any votes cast on behalf of a fund contrary to the Guidelines, and shall do so quarterly as applicable.

4. Do Not Cast a Vote

It shall generally be the policy of Calvert to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, Calvert may determine not to vote (i) if the economic effect on shareowners' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); (iii) in markets in which shareowners' rights are limited; or (iv) Calvert is unable to access or timely access ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C. Securities on Loan

When a client participates in the lending of its securities and the securities are on loan on the record date for a shareowner meeting, proxies related to such securities generally will not be forwarded to Calvert by the client’s custodian and therefore will not be voted. Calvert instructs the security lending agent to use its reasonable efforts to recall any security subject to a proxy prior to the record date.

V. Recordkeeping

Calvert will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Advisers Act. Those records will include:

•A copy of these Procedures;

•Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•A record of each vote cast;

•A copy of any document created by Calvert that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•Each written client request for proxy voting records and Calvert’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained for such period as required by relevant law and regulation.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

Calvert shall establish that the Agent (i) is independent from Calvert, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. Calvert shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as Calvert may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify Calvert in

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writing within fifteen (15) calendar days of any material change to information previously provided to Calvert in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest

Calvert is part of Morgan Stanley Investment Management (MSIM) which is a division of Morgan Stanley, a global financial services group, and, as such, Calvert faces potential conflicts due to the role of other Morgan Stanley divisions which may have commercial relationships with companies in which Calvert may invest. Such potential conflicts of interest involving divisions of Morgan Stanley outside MSIM are managed through the operation of various policies and procedures, including (among others) those creating and enforcing information barriers between MSIM and other Morgan Stanley divisions.

Calvert has also enacted policies and procedures to address other potential conflicts, (for example, conflicts resulting from its own commercial or other relationships), including this Policy and the accompanying Guidelines, which requires the Proxy Administrator to vote proxies in accordance with the Client Proxy Standard.

In the event of a material conflict of interest not addressed by such one of the policies and procedures the Proxy Administrator will convene the Engagement and Proxy Voting Committee to discuss the proposal along with any other relevant materials, including a description of the basis for Calvert’s recommendation. The Proxy Administrator will then instruct the vote of the proxy in the manner determined by the Engagement and Proxy Voting Committee. Any determinations of the Engagement and Proxy Voting Committee regarding a material conflict of interest where appropriate will be reported to the Fund Board.

Calvert also faces potential conflicts of interest when voting proxies of its parent company Morgan Stanley. In such situations, Calvert will seek to vote its shares in the same proportion as other holders of the issuer’s shares (“echo vote”).

Adopted: June 20, 2018

Amended: December 3, 2019; March 6, 2023; March 5, 2024; March, 2025

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APPENDIX A

CALVERT RESEARCH AND MANAGEMENT

GLOBAL PROXY VOTING GUIDELINES

Effective March 19, 2025

I. INTRODUCTION	6
II. THE GUIDELINES	7
A. CORPORATE GOVERNANCE	7
1. Board and Governance Issues	9
2. Executive and Employee Compensation	13
3. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring	17
B. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY	19
1. Sustainability Reporting	19
2. Environment	20
3. Workplace Issues	22
4. International Operations and Human Rights	24
5. Product Safety and Impact	25
6. Consumer Finance	27
7. Political Action Committees and Political Partisanship	28
8. Other Issues	28

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I. INTRODUCTION

Calvert Research and Management (“Calvert”) believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all stakeholders (shareholders, employees, customers, communities and the environment). In our view, combining effective governance and corporate sustainability better positions a company to create long-term value.

Long-Term Value. Responsibly managed companies focus on long-term value creation that aligns the interests of management with those of shareholders and multiple other stakeholders. Effective governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareholder interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. In voting proxies, Calvert seeks to support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareholders; and the board of directors and management together must be accountable to the stakeholders. Accountable governance structures emphasize transparency, alignment of interests and inclusiveness: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and policies and procedures to effectively communicate with management; and compensation structures that work to align the interests and time-frames of management and shareholders. Calvert’s proxy voting guidelines seek to support corporate structures that create and reinforce accountability and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring material risks for the corporation. For example, companies that fail to account for potential liabilities associated with climate change may be creating risks that may result in costly government intervention or catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareholders, workers, communities and the environment.

As a long-term investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine effective governance and social responsibility seek to avoid unnecessary financial risk while serving the interests of both shareholders and other stakeholders. In our view, Effective Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our clients, Calvert votes proxies in accordance with its Global Proxy Voting Guidelines (“the Guidelines”) that are in effect at the time of a vote. The Guidelines describe the general principles applied in determining the manner in which proxy proposals submitted to Calvert will be voted.  With respect to certain types of proposals, the Guidelines indicate the manner in which Calvert ordinarily intends to vote such proposals.  The Guidelines are primarily intended to address proxy proposals from operating companies.  When voting on proposals relating to other types of entities (such as mutual funds, closed-end funds and business development companies), Calvert may take different or additional factors into consideration and will vote in a manner it deems to be in the best interest of its clients.  The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by Calvert to be in the best interests of shareholders.  Calvert reviews the Guidelines periodically and they may be changed or updated at any time.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that Calvert generally foresees voting all shares as described except in special circumstances where Calvert determines that a contrary vote may be in the best interests of shareholders.

When Calvert’s intention to vote on a particular proxy proposal is “case by case,” this means that Calvert will determine the manner in which to vote based on the facts and circumstances applicable to the proposal.

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In any instance where available disclosures do not provide sufficient information to make an informed voting decision, we will vote AGAINST the resolution.  In instances where an AGAINST vote is not an option, we will WITHHOLD or ABSTAIN.

In instances where a resolution might bundle multiple voting issues into single vote, Calvert will evaluate and consider the overall impact of the issues being raised by the proposal, giving due consideration to any of the bundled issues that would violate our guidelines. An additional consideration within this evaluation process is the binding or advisory nature of the proposal, if the proposal were to pass.

The Guidelines do not attempt to address every possible proposal that may arise at a shareholder meeting.  When voting proxies internationally, Calvert may consider local laws, customs and practices and update our policies as governance expectations evolve.

II. THE GUIDELINES

Set forth below are statements of the general principles that Calvert seeks to implement in voting proxies as well as the manner in which Calvert ordinarily expects to vote specific proxy proposals.

A. CORPORATE GOVERNANCE

1. Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, financial and reputational risks can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties to protect shareholder interests include maintaining appropriate relations with stakeholders.

Board Independence

One of the most fundamental sources of effective governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareholders and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees (or committees with equivalent functions where not explicitly required), should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareholders. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance.

The CEO is responsible for managing the day-to-day business and leading and executing the corporate strategy.  By contrast, the independent board chair is tasked with the responsibility of overseeing the board and management. Because the board’s ability to represent shareholders independently of management can be compromised through potential conflicts of interest when the Chair is also the CEO or a member of management, we believe the board should be chaired by an independent director. In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose slates of directors without at least a majority of independent directors.

•support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•oppose non-independent directors when the company lacks an audit, compensation, or nominating committee so that the full board functions as that committee.

•oppose non-independent director candidates nominated to the audit, compensation and/or nominating committees.

•support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director, except under circumstances where the phase-in process for Chair and CEO separation or electing an independent chair is required in a shortened timeframe and outside of the next CEO transition.

Board Diversity

Well-governed companies benefit from a wide diversity of perspectives and backgrounds on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a

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wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.  Calvert encourages companies to have an inclusive environment.

Calvert encourages companies to strive to provide all relevant diversity disclosures. At the board level, companies should provide fulsome racial and gender diversity disclosures at a minimum. Companies should allow directors to express their gender with a full range of gender expression, where possible.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, Calvert will vote on case-by-case on board independence and board diversity matters, based on our evaluations of the board’s qualifications and appropriateness for the company’s unique circumstances.

In voting on proposals relating to these matters, Calvert ordinarily will:

•For U.S., U.K., Canadian, Australian, and South African companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and at least two people of color, and if collectively, the board is not at least 40 percent diverse.

•For U.S., U.K., Canadian, Australian, and South African companies, oppose the Chair of the nominating committee if the board fails to meet the following thresholds:

•Gender – at least 40% representation of each, male and female; and

•Ethnicity – A percentage of ethnically diverse directors proportional to the population of the home country, or two diverse directors, whichever is greater;

•Collectively, the board is at least 50 percent diverse.

•For companies in countries outside of these five, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and oppose the Chair of the nominating committee if the board does not comprise of at least 40% representation of each, male and female.

•For U.S. S&P 500 companies, oppose the Chair (or Lead Independent Director in instances where the board has a staggered election process and the Chair is not up for a vote) if the demographic composition information on the board is not disclosed publicly.

•support proposals requesting companies to disclose a board diversity and qualifications matrix.

•support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

Each director should be willing and able to devote sufficient time and effort to his or her duties as a director. Absent extenuating circumstances, Calvert believes directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to their corporate governance responsibilities.  The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose slates of directors in situations where the company failed to take action on shareholder proposals that were approved by the majority of votes cast in the prior year.

•oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders, or when required under applicable rules or regulations adopted by the U.S. Securities and Exchange Commission.

•oppose directors if the board adopts a shareholder rights plan without shareholder approval that exceeds a term of one year without disclosing its rationale for adoption.

•oppose directors if the board makes a material adverse change to an existing shareholder rights plan without shareholder approval.

•vote case-by-case and potentially oppose director nominees in response to failures to address governance, stewardship, risk oversight, strategy, reporting and adoption of policies relevant for material sustainability issues such as climate change.

•oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors unless an acceptable reason for his/her absences is disclosed in the proxy or another SEC filing (i.e., medical issues/illness; family engagements).

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•oppose a director nominee if he or she has unexcused absences from full board or committee meetings that continue for two or more consecutive years, and the individual directors who serve as members of the nominating committee.

•oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed proposals seeking the creation of a board committee dedicated to long-term strategic thinking and risk management with respect to material sustainability issues affecting the company. While Calvert believes all directors should be informed and active on environmental and social issues, we do see the value of a focused sustainability committee particularly when we believe a company is exhibiting concerns. In voting proposals relating to these matters, Calvert ordinarily will:

•support reasonable proposals related to the creation of a board level committee on sustainability/corporate social responsibility issues where the company is demonstrating concerns. In evaluating these proposals, we will consider whether the proposed change is consistent with good governance practice, would enhance oversight and is appropriate to the unique circumstances of the company.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.  In voting proposals relating to these matters, Calvert ordinarily will:

•support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareholders for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals to limit director tenure.

•oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance (i.e., measured by one-, three-, and five-year total shareholder returns relative to a company’s peers).

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareholders. Yet there are ways that such requirements may also undermine effective governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareholder incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareholders. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareholder value.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals requiring that corporate directors own shares in the company based on factors such as fairness and proportionality.

•oppose excessive awards of stock or stock options to directors.

•vote case-by-case if a director stock plan exceeds the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, proposal on the plan will be voted on taking into consideration the following factors:

•The relative magnitude of director compensation as compared to companies of a similar profile;

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•The presence of problematic pay practices relating to director compensation;

•Director stock ownership guidelines and holding requirements;

•Equity award vesting schedules;

•The mix of cash and equity-based compensation;

•Meaningful limits on director compensation;

•The availability of retirement benefits or perquisites; and

•The quality of disclosure surrounding director compensation.

Director Elections

Contested Election of Directors and Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, and/or structure. Director candidates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders. Calvert will vote selecting the optimal combination of management and/or dissident directors. In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case by case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident nominees and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (from the management and dissident perspectives); (vii) strategic plan or considerations around sustainability, when applicable; (viii) impact on the level of board diversity; and (ix) stock ownership positions.

•oppose individual director candidate(s) if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals to elect all board members annually and to remove classified board structures.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against to determine the election of board nominees. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support both advisory and binding proposals seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareholder rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareholders may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on proposals to allow cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose supermajority vote requirements.

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•support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.

•support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.

•vote case-by-case on proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Shareholder Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareholders holding a certain percentage of shares to nominate directors. We support the view that shareholders should be granted access to the proxy ballot in the nomination of directors under appropriate circumstances.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support management and shareholder proposals that grant shareholder access to the proxy ballot.

•vote case-by-case on proposals that create threshold targets for shareholder access to the proxy ballot, including an ownership threshold and holding period.

Restrictions on Shareholders Acting by Written Consent

Written consent allows shareholders to authorize action outside of a shareholder meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to affect the proposed action at a shareholder meeting.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals to restrict, limit or eliminate the right of shareholders to act by written consent.

•support proposals to allow or facilitate shareholder action by written consent.

Restrictions on Shareholders Calling Meetings

It is common for company management to retain the right to call special meetings of shareholders at any time, but shareholders often do not have similar rights. In general, we support the right of shareholders to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareholders to call a meeting can also restrict the ability of shareholders to require company management to consider shareholder proposals or director candidates.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose restrictions on the right of shareholders to call special meetings.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareholders – often a majority of shareholders – to exercise influence over the governance of the corporation. This approach in turn may diffuse directors’ incentives to exercise appropriate oversight and control over management.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals to create dual classes of stock except when a time-based sunset provision exists that would automatically convert the dual-class structure to one-share, one vote on a specified anniversary of the initial public offering.

•vote case-by-case on proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), supporting these proposals if they are consistent with shareholder rights and equitable treatment of all shareholders.

•support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

While recognizing that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareholders. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls. In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose proposals seeking ratification of the auditor when Calvert determines that the independence of the auditor may be compromised.

•support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

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•support proposals that set a reasonable mandatory rotation of the assigned auditor partner (at least every five years).

•support proposals that call for more stringent measures to ensure auditor independence.

•support proposals (typically outside the US) that call for the annual election of auditors by shareholders.

Audit Committee

•oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where it appears that the independence of the auditor may be compromised.

•oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

In a number of countries outside of the US, companies routinely appoint internal statutory auditors.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

Transparency and Disclosure

Historically, many non-U.S. countries have not required robust and transparent corporate disclosures equivalent to what is available in the U.S.  More recently, there have been waves of reform around the world, including the development of voluntary and required governance codes. The common feature of these codes is that shareholders expect their companies to be transparent.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals that call for full disclosure of company financial performance.

•support proposals that call for an annual financial audit by external and independent auditors.

•support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•support proposals that call for disclosure of related party transactions.

•support proposals that call for disclosure of the board nominating process.

Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.  In voting on proposals relating to these matters, Calvert ordinarily will:

•vote case-by-case on bylaw changes affecting shareholders’ litigation rights.

2.Executive and Employee Compensation

Shareholders have a strong interest in executive pay because compensation creates the incentive structure that drives strategy, risk management and operational excellence.  Due attention to executive compensation is a fiduciary duty of the board, which should exercise care and diligence in the design of compensation plans.

Companies should establish an independent compensation committee to carefully review and set compensation guidelines and develop plans.  Compensation plans should be sufficient to attract and retain the best talent, align the interests of management and shareholders, and link pay to financial performance and the achievement of operational goals.  Boards should also carefully disclose plan features, amounts of compensation, and linkages between compensation and strategy in clear, plain language.  Where appropriate, companies should include quantitative data in either graphical or tabular format in order to aid understanding.

Long-term shareholders should hold boards accountable to this responsibility through active engagement and proxy voting.  Shareholders should expect that compensation levels be reasonable relative to peers, company circumstances, and business strategy.  They should evaluate whether the plan structure appropriately links pay to performance and is consistent with principles of pay equity for other members of leadership and for ordinary workers.  The structure of pay plans should also incorporate management incentives to deal fairly with all stakeholders and implement a long-term, sustainable business strategy.  In voting on proposals relating to these matters, Calvert ordinarily will:

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Advisory Vote on Executive Compensation (Say on Pay)

•support the right of shareholders to cast an annual, non-binding vote on corporate executive compensation plans.

•vote case-by-case on “say-on-pay” proposals by company management, generally considering the following criteria:

Incentive Compensation

•Pay for Performance:  The structure and level of pay should be linked to performance in a manner that aligns management interests with those of shareholders over a full business cycle.  Named Executive Officers (NEOs) should be reasonably rewarded for success and should share losses with shareholders during downturns.  Plans should incentivize a reasonable amount of risk taking, consistent with the interests of long-term shareholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose provisions that reduce the alignment of management and shareholder interests,

•oppose plans that do not clearly explain the reason for any significant deviation from a clear link between pay and performance.

•Time Horizon: NEOs should be given a mix of short and long-term incentives including both cash and equity-based securities, with the greater weight to long-term awards.  Vesting of long-term awards should be consistent with the business cycle of the company, normally within at least a 3–5-year time horizon.  Companies should explain why the time horizon chosen is consistent with business strategy. At least a portion of equity compensation should be required to be held for a period that seeks to align NEOs with long-term owners. In total, we look for the vesting and holding period to amount to no less than 5 years.

•Incentive Structure:  Companies should explain how incentives link to corporate strategy and drive long-term performance and risk management. Long-term awards (whether restricted stock, options, performance shares or other structure) should be comprised of a balanced mix of time and performance-based elements, with a transparent mix of quantitative and qualitative criteria determining awards, as appropriate.  Long-term incentive plans which comprise fully of time-based awards may be permitted. In plans where performance-based elements are present, performance targets should be realistic and appropriately challenging.  Limited discretion to allow boards to adjust compensation due to extraordinary circumstances may be permitted; however, excessive discretion raises concerns, especially when performance is poor or when pay does not reflect performance.

•ESG Incentives:  An increasing number of companies are adopting ESG metrics in their short-term awards; long-term awards; or both.  Companies may consider adopting meaningful ESG metrics in their executive incentive compensation programs to incentivize management to improve long-term shareholder value creation by improving performance on material sustainability measures.  When setting ESG metrics in compensation programs, similar to financial and strategic goals, we look to companies to set rigorous goals with clearly defined performance periods.  Goals should generally be quantitative in nature, and we look to ensure that the achievement of goals can be easily assessed by shareholders. Metrics that are embedded into a larger scorecard that rely on a significant amount of discretion are not advisable. In determining the type of ESG metric, we look to see that the goals set are in line with business strategy to incentivize financial outperformance or mitigate ESG-associated risks.

•Peers: Peer group companies should be chosen based on reasonable criteria, such as size, industry or risk profile, and the rationale disclosed to shareholders.  The Board should make a careful analysis of how plans compare to peer groups and explain significant deviations based on the unique circumstances of the company.

•Pay Equity: The level of CEO pay relative to other categories of employment should be reasonable, considering both the balance of compensation among top management as well as the ratio of CEO pay to that of ordinary workers.  Pay that is excessively unequal relative to peer companies may raise a concern about the independence of the board from management influence, unless adequately explained.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose mandated pay limits as a check on pay disparity.

•Stakeholders and Sustainability: We prefer that the plan meaningfully incorporate strategic goals related to sustainability and fair treatment of stakeholders.  The company should disclose which sustainability or stakeholder issues are material to performance and how compensation plans create incentives for optimal management of these issues.

•Clawbacks: Calvert expects that plans include a provision to recoup compensation in the case of malfeasance or material accounting restatement.

•Perquisites:  Perquisites are non-financial forms of compensation such as country club memberships or personal travel on company aircraft.  The cash value of perquisites is usually small relative to the size of pay packages and may be appropriate if linked to business needs. However, excessive perquisites may raise concerns about the

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independence of the board from management.  Executive perquisites, and their rationale, should be clearly disclosed along with other compensation.

•Transparency: Plan provisions and pay levels should be clearly disclosed in plain language for each named executive officer.  The structure of plans, pay levels, and rationales for compensation decisions should also be made clear. The plan should be clear regarding the link between pay, long-term strategy, and performance expectations.

•Ethics: In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose plans submitted by companies with a recent history of ethical lapses related to compensation (e.g. backdating of options, inaccurate disclosures) unless the company has made significant governance changes to ensure that compensation is managed using the highest ethical standards.

Country-Specific Compensation Disclosures

Different countries have varying standards on executive compensation disclosure requirements and what is generally practiced in each market. These distinctions lead to different compensation issues becoming material within each country.  For companies that are domiciled in jurisdictions that tend to have weaker regulations around required compensation disclosure as well as generally weaker practices demonstrated by companies, Calvert will hold those compensation programs to standards widely accepted by the market and in line with the country’s regulatory requirements for disclosure.

Equity Compensation

Equity compensation may include restricted shares, options, or other structures designed to link pay to equity performance.  All equity plans are subject to the incentive criteria detailed above.  Additionally, we believe that companies should not make loans to support stock purchases.  While these Guidelines generally oppose plans with certain features, Calvert may support any well-designed provision in specific circumstances where it is warranted, if appropriate restrictions are in place, the rationale clearly and persuasively disclosed, and the provision is submitted to shareholders for approval.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose provisions that provide downside protection to plan participants that are not available to other shareholders;

•support equity plans that tend to create long-term incentives for management to create long-term sustainable value.  The board should carefully consider how the mix of equity linked securities aligns management incentives with reasonable tolerance for risk consistent with business strategy.

•support proposals that will require executives to hold sufficient shares to incentivize them to think like long-term owners.

•Pay Disparity: oppose equity plans that whose benefits are inappropriately skewed toward top management, in a manner inconsistent with the goal of attracting and motivating professionals at all levels of the corporation.

•Reload Options and Evergreen Provisions: oppose features, such as evergreen provisions and reload options that may lead to a misalignment of management and shareholder interests.

•Repricing: oppose the repricing of options, which undermines the incentive value of these awards.

•Accelerated Vesting: oppose accelerated vesting of shares and options in the case of a restructuring.

•Dilution: oppose plans that are excessively dilutive to minority shareholders.

•Hedging:  oppose provisions supporting hedging of risks by NEOs in a manner that undermines the design of compensation plans.

Employee Stock Purchase Plans

•support broad-based employee stock purchase plans (ESPPs), which encourage alignment between employees and shareholders.

•oppose ESPPs that are determined to be unreasonable because, for instance, they offer shares for less than 85% of the current price or create dilution of greater than 10%.

Severance Agreements (“Golden Parachutes”)

Companies may establish severance agreements that provide compensation packages for top executives who are terminated or demoted pursuant to a takeover or other change in control (“golden parachutes”). Companies argue that such agreements are necessary to keep executives from “jumping ship” during potential takeover attempts. The Dodd-Frank Wall Street Reform and Consumer Protection Act provides shareholders with advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs). Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.  Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.  In voting on proposals relating to these matters, Calvert ordinarily will:

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•support proposals providing shareholders the right to ratify adoption of severance or change in control agreements.

•oppose the election of compensation committee members who approve severance agreements that are not ratified by shareholders.

•oppose golden parachute proposals that include one or more of the following features, depending on the number, magnitude, and/or timing of issue(s):

•Single- or modified-single-trigger cash severance;

•Single-trigger acceleration of unvested equity awards;

•Full acceleration of equity awards granted shortly before the change in control;

•Acceleration of performance awards above the target level of performance without compelling rationale;

•Excessive cash severance (generally >3x base salary and bonus);

•Excise tax gross-ups triggered and payable;

•Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Plans for Non-Employee Directors

•vote case-by-case on compensation plans for non-employee directors, based on:

•The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•The company’s three-year burn rate relative to its industry/market cap peers; and

•The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

Non-Employee Director Pay – U.S.

•oppose members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling reason or other mitigating factors.

Shareholder Ratification of Director Pay Program

•vote case-by-case on management proposals seeking U.S. ratification of non-employee director compensation based on:

•If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•An assessment of the following factors:

•The relative magnitude of director compensation as compared to companies of a similar profile;

•The presence of problematic pay practices relating to director compensation;

•Director stock ownership guidelines and holding requirements;

•Equity award vesting schedules;

•The mix of cash and equity-based compensation;

•Meaningful limits on director compensation;

•The availability of retirement benefits or perquisites; and

•The quality of disclosure surrounding director compensation.

Compensation Committee

•oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

3.Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers, acquisitions and other corporate restructurings frequently raise significant issues and should be considered very carefully. These actions may have the effect of profoundly changing corporate governance and strategy.

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Considering the Non-Financial Effects of a Merger Proposal

Mergers, acquisitions and other corporate restructuring proposals allow or require the board to consider the impact of the proposed action on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a proposal on the grounds that it would adversely affect the company's stakeholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals that consider non-financial impacts of mergers, acquisitions or other corporate restructurings.

•vote case-by-case on all merger, acquisition and restructuring proposals, giving consideration to the value being offered to shareholders and the likely impact on sustainability risks and opportunities.

•oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Adjournment of Meeting

Generally oppose proposals that provide management with the authority to adjourn an annual or special meeting, particularly in instances where the proposal seeks to adjourn meetings for the purpose that “other business” might be brought forth.

Generally support proposals that pertain to soliciting additional votes for a merger or transaction if there are insufficient votes at the time of the meeting to approve the transaction if Calvert is supporting that merger or transaction.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareholders are required to opt in for such provisions to be operational; in others, directors or shareholders may opt out. Hostile takeovers come in many forms. Some offer advantages to shareholders by replacing current management with more effective management. Others do not. Shareholders of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareholders should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws.

•oppose proposals requiring companies to opt into state anti-takeover statutes.

Unilateral Charter, Bylaws and Amendments

Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings (“IPOs”). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who will be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.

•vote case-by-case on proposals to amend or change corporate charter or by-laws, and will ordinarily support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability.

Corporate Purpose

In the United States and certain other markets, companies are typically understood to owe their primary fiduciary duty to shareholders.  In certain other markets, especially in Europe, a “stakeholder centric” model prevails, requiring companies to consider the interests of all stakeholders in making decisions.  Recently, some companies in the U.S. and other shareholder-centric markets have been integrating stakeholder concerns into governing documents, and a few have reincorporated under corporate forms that prioritize the creation of value for all stakeholders.  Calvert supports reasonable governance reforms to better align companies with long-term shareholder interests, which include appropriate consideration of stakeholder concerns that are material to the performance of the business.

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In voting proposals relating to these matters, Calvert ordinarily will:

•support proposals that generally ask companies to align the corporate governance practices and provisions with a business model that creates societal impact and addresses stakeholder concerns.

•oppose proposals that are overly prescriptive in asking companies to amend their certificates of incorporation to reorganize into different corporate structures on the basis of aligning with its commitment to a stakeholder-centric model.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareholder rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•vote case-by-case on proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•oppose proposals to reincorporate outside the United States if is determined that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareholders; in others, the benefits to shareholders are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•vote case-by case on proposals authorizing the issuance of additional common stock.

•oppose the proposals if the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the proposal is to increase shares by more than 100 percent of the current authorization (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a shareholder rights plan or other takeover defense.

•support proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•vote case-by-case on proposals related to reverse stock splits that do not result in a proportionate reduction in the number of authorized shares, taking into account the following factors:

•A stock exchange notification to the company of a potential delisting;

•Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;

•The company's rationale; or

•Other factors, as applicable.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares, for which the terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.  In voting on proposals relating to these matters, Calvert ordinarily will:

•oppose the creation of blank check preferred stock.

•oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

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Shareholder Rights Plans

Shareholder rights plans (sometimes referred to as “poison pills”) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most shareholder rights plans resolutions deal with shareholder ratification of the shareholder rights plans or repealing them altogether.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals calling for shareholder approval of shareholder rights plans.

•oppose shareholder rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareholders.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support anti-greenmail provisions.

•oppose the payment of greenmail.

B. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

1. Sustainability Reporting

Investors require substantive and comparable information about corporate performance on material ESG factors both to integrate these factors into investment decisions and to engage with companies.  A high-quality sustainability report can demonstrate the company’s positioning with respect to the material sustainability risks and opportunities it may face.  However, sustainability reporting is a relatively new form of corporate disclosure, and until recently most sustainability reports offered little of value to investors, and a high degree of variation in quality and relevance persists among corporate disclosures.  Sustainability reporting continues to improve as guidelines promulgated by the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) have become recognized standards for disclosure.  These standards are useful to companies seeking to align their disclosures with the needs of the capital markets, but compliance with a third-party is not a substitute for accurately describing the company’s unique circumstances.  Effective reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues; and robust performance data that informs shareholders of how the company measures itself against its objectives. We believe that sustainability information that is deemed material should be incorporated into a company’s regulatory filings.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking companies to prepare sustainability reports, including those requesting disclosure consistent with SASB, GRI, or other internationally recognized sets of guidelines.

•support proposals requesting that companies conduct social and/or environmental audits and/or risk assessments of their performance.

2. Environment

All economic activities affect, and in turn depend on, the natural environment.  Physical changes in ecosystems, the associated effects on human health and the availability of natural resources, and national and international efforts to mitigate environmental harm will have a profound impact on corporate and investor outcomes.  We believe that, over time, the market will reward companies whose strategies and operations continually progress towards minimal negative or beneficial environmental impact.  As investors, we also believe that over the long-term stable ecosystems are necessary to sustain capital markets and economic growth.

We expect that companies will develop robust environmental management systems; implement business strategies that anticipate risks and opportunities related to growing expectations for corporate environmental sustainability, and set quantitative targets for reducing environmental impacts from operations and supply chains. Companies should pay particular attention to their impact on:

Climate:  Companies should develop policies and procedures to anticipate the risks and opportunities related to the transition to a low carbon economy; reduce, and ultimately eliminate, greenhouse gas emissions from products, operations and supply chains; transition to the use of renewable and low carbon energy sources as economic feasibility allows; mitigate ocean acidification; and anticipate possible physical impacts of climate change on markets and infrastructure.  Companies should consider all material sources of climate impacts, including direct emissions, indirect emissions through purchased electricity, products, supply chains, end-of-life and ancillary business activities. In

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considering these policies and procedures, Calvert commits to support companies in achieving a net zero greenhouse gas emissions goal by 2050 or sooner, in line with global efforts to limit warming to 1.5 Celsius.

In planning and implementing decarbonization strategies, companies should also consider the impact on workers and communities, especially the most vulnerable.   Public and private investments in low-carbon strategies and technologies should also be designed to support inclusive economies and a just energy transition.

Water: Companies should analyze risks associated with business operations that might affect: water stressed areas; the possible impacts of changing water systems on their ability to operate; the impact of company operations on water quality or availability; consider the company’s impacts on marine life and ecosystems; and explore ways of increasing access to water, especially among economically disadvantaged populations. Companies in water-intensive industries, including the food products, paper and semiconductor industries, should consider improving their water efficiency or water re-use.

Toxins and Pollution:  Companies should develop policies and procedures to reduce or eliminate the use and marketing of toxic chemicals; to minimize waste throughout product lifecycles; and to seek alternatives to products and operations whose emissions harm human health and the environment. Additionally, producers of plastics should report on its efforts to reduce or eliminate the use and marketing of plastics, as well as the relevant impact on its business model.

Land Use and Biodiversity:  Companies should analyze the impacts of their operations and products on land use and biodiversity, including agricultural land use, deforestation, habitat conservation, and pollution.

In voting on proposals relating to the foregoing environmental matters, Calvert ordinarily will:

General

•support reasonable proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Climate Change Mitigation

•support proposals requesting that companies disclose information on greenhouse gas emissions (including carbon, methane, and all other recognized greenhouse gases) and mitigation targets.

•support proposals asking companies to adopt greenhouse gas reduction targets, including science-based targets.

•support proposals asking for the preparation of a report on a company’s efforts to increase its use of renewable energy sources.

•support proposals asking for increased investment in renewable energy unless the terms of the resolution are overly restrictive.

•support proposals seeking an assessment of a company’s impact on financed emissions through their investment, lending, and borrowing activities.

•support proposals asking companies to report on the strategic implications of a current or anticipated energy transformation on their business models.

•support climate change mitigation proposals related to the aforementioned actions in alignment with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.

Climate Change Adaptation

•support proposals seeking the preparation of a report on the company’s risks attributable to climate change.

•support proposals seeking disclosure of the company’s plans to adapt to climate change.

•support proposals seeking disclosure of the company’s plans in order to align its oversight, strategy, and operations with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.

•support “just transition” proposals seeking disclosure of the company’s plans to integrate concerns about workers and communities into its decarbonization strategy and activities.

Advisory Vote on Climate Transition Plans (Say-On-Climate)

Vote case-by-case on management “Say on Climate” proposals that present company climate plans or strategies to shareholders for an advisory vote, considering the following factors:

•Alignment of corporate strategy with net zero commitments

•Greenhouse gas emissions reduction goals in line with efforts to limit global temperature increase to well below 2 degrees Celsius

•Disclosure and alignment of interim targets with net zero commitments

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•Emissions reductions efforts throughout the entirety of the company’s operations and its value chain

•Evidence of actualized emissions reductions and planned capital allocation towards climate strategy

•Effective governance of overall climate strategy

•Incorporation of concerns about workers and communities into climate-related planning and activity (i.e. – “Just Transition”)

In consideration of the different forms of management and shareholder proposals that may arise related to Say-on-Climate, Calvert will generally:

•oppose management proposals on climate plans that fail to meet the disclosure, strategic, oversight and target-setting considerations listed above.

•support shareholder proposals that ask the company to issue a climate transition report or plan.

•support shareholder proposals that ask the company to provide shareholders with the opportunity of an annual advisory vote on the company’s climate-related policies and strategies.

Waste and Pollution

•support proposals seeking improved management and reporting of a company’s risks linked to pollution of air, water, land or other ecological systems.

•support proposals seeking the preparation of a report on a company’s risks linked to the lifecycle environmental impact of materials used in its production and products, including plastics.

•support proposals asking for reporting and management of waste throughout the supply chain and product lifecycle, including proposals to develop and report on recycling and “circular economy” strategies.

•support proposals asking for a report on the health effects of environmental pollution, especially with respect to the disparate impact of pollution on different ethnic and socioeconomic groups.

Water

•support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to the company’s impact on water quality, availability, and accessibility.

•support proposals seeking the adoption of programs and policies that enhance equitable access to affordable safe drinking water and sanitation.

•support proposals seeking improved management of water in industrial or agricultural operations and supply chains.

•support proposals asking for improved management and reporting of marine ecosystems.

•support proposals seeking improvements in water efficiency or water re-use for companies in water-intensive industries, including the food products, paper and semiconductor industries.

Land-Use Change / Biodiversity Conservation

•support proposals requesting greater transparency of the company’s impact on land use, including deforestation, throughout the company’s product lifecycle.

•support proposals asking companies for the preparation of a report on the impact of the company on biodiversity, throughout the company’s product lifecycle.

3. Workplace Issues

Labor Relations and Vendor Standards

The relationship between companies and their labor forces has become more complex over the last 20-30 years.  The simple employee-employer relationship has evolved into outsourced and offshored supply chains, contingent workers, contractors, “gig economy” labor, and other non-standard forms.  Companies retain the responsibility for respecting the human rights of everyone they employ regardless of the legal status of the worker. Companies that provide fair labor standards, equitable compensation and decent working conditions may experience improved productivity and worker engagement.  Conversely, companies that violate core human rights may face legal and reputational risk, as well as the risk of a disengaged and unproductive workforce.

Worker rights include, at a minimum, the core International Labor Organization standards, which include freedom of association and collective bargaining, freedom from discrimination, and prohibitions on child and forced labor.  Other safeguards, such as the right to a safe and healthy workplace, freedom from harassment and livable and equitable compensation, are also important.

At a minimum, companies should develop a code of conduct that respects all relevant human rights in the workplace and that covers company operations, supply chains and other key business partners. Companies should report on their human capital practices as well as their related policies and procedures. Companies should also provide detailed explanations of

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expectations to managers and vendors and provide for independent monitoring of compliance.  Remediation should be available for violations of company policy, and the company should be transparent about when it would terminate a relationship based on human rights violations.

In the current environment, companies should pay special attention to supply chain resiliency while ensuring worker’s rights are being upheld to standards of international conventions, throughout their supply chain, especially in high-risk countries. Companies should also improve transparency by reporting on all the suppliers that are involved in the full lifecycle of their product or service, in addition to disclosing their responsible sourcing practices. In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals seeking improved management and reporting of a company’s suppliers, supply chain resiliency and responsible sourcing practices.

Modern Slavery

Although slavery has been formally abolished, people remain enslaved in many parts of the world, including in the supply chains of public companies.  Modern slavery practices can be found in any sector and may include forced and bonded labor, unlawful child labor, and human trafficking. Risks are highest in industries whose supply chains are relatively more labor-intensive, lower-skilled, lightly regulated, or more reliant on migrant labor.  Different methods of pressure and coercion are imposed on workers including physical threats, intimidation, psychological abuse, misuse of the legal process, or other means to compel someone to work, often making it extremely difficult for those workers to leave those arrangements.

Calvert believes companies need to take affirmative steps to avoid complicity in any form of modern slavery, consistent with international law and global standards addressing forced labor, including those from the International Labor Organization, the Universal Declaration of Human Rights, the United Nations Guiding Principles on Human Rights, the Worst Forms of Child Labor Convention, and the United Nations Sustainable Development Goals. Especially in high-risk industries, we expect companies to have strategies and policies to address the root causes of potential violations and develop steps for a value chain free from any forced labor or human trafficking.

Companies should publicly disclose the modern slavery risks within their operations and supply chains, the actions they have taken to assess and address such risks and the effectiveness of such steps, including policies on modern slavery and human trafficking, due diligence processes, risk assessment and management and information on training. Companies should take affirmative steps, as appropriate, to support and promote prevention, protection, and remediation measures to eliminate all forms of forced and bonded labor and modern slavery.

Mandatory Arbitration

Some companies use arbitration clauses to have their employees resolve disputes outside of judiciary courts.  The use of these clauses for their employees potentially can expose companies to brand, legal, and human capital risks as mandatory arbitration potentially limits employees’ remedies for wrongdoing, reduces willingness to report discriminatory behavior and conceals potential concerns shared by other employees.  Generally, Calvert will:

•support well-crafted proposals asking the company to produce a report on its use of mandatory arbitration on employment-related claims, while considering:

i. Current practices and policies related the use of mandatory arbitration agreements;

ii. The history of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements; and

iii. The existing disclosure of its policies and practices, and impact on workplace culture related to the use of mandatory arbitration agreements on workplace claims as compared to its peers.

•oppose proposals that request that the company adopt a mandatory arbitration bylaw.

Diversity and Equal Employment Opportunity (EEO)

While most companies now agree that a diverse workforce is important to corporate performance, progress towards equality remains slow, both in the U.S. and elsewhere.  Insufficient representation deprives the companies of the perspectives and talents of individuals who are prevented from achieving their full potential.

Over the past few years, investor concerns about diversity have broadened from the number of women and people of color in leadership to root causes of persistent barriers to advancement, such as racial or gender gaps in pay, sexual harassment and gender-based violence, and the absence of effective policies to help employees balance work and family responsibilities.

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Many investors are asking companies to develop diversity policies that outline company efforts to prevent discrimination and build a more diverse workforce; to explain the company’s policies to increase diversity on its board of directors; disclose the company’s diversity statistics for each professional level, for example through release of the EEO-1 report in the United States; to provide quantitative and qualitative reports on pay gaps; and to provide appropriate disclosures on company efforts to eliminate harassment and other forms of gender-based violence in the workplace.

Additionally, investors are asking companies to develop policies and practices to prevent discrimination and harassment of LGBTQ+ employees and to create a working environment where individuals can feel comfortable and accepted.  While most U.S. public companies currently have  non-discrimination policies, investors are concerned that these policies are not consistently applied across the company, its supply chain and its business partners, especially in places that do not provide legal protections for LGBTQ+ people.

In voting on proposals relating to workplace matters, Calvert ordinarily will:

•support proposals requesting that companies adopt fair labor practices consistent with all recognized international human rights standards.

•support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that suppliers, licensees, and other key business partners comply with all applicable laws and/or international standards regarding wages, benefits, and working conditions.

•support proposals requesting companies to adopt, report on, and agree to compliance and enforcement procedures for labor and human rights codes of conduct, including independent monitoring.

•support proposals asking for an assessment of risks related to potential violations of labor and human rights.

•support proposals asking a company to issue a diversity report, including diversity policies and full disclosure of EEO-1 data for U.S. workforces.

•support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•support proposals to adopt policies to eliminate gender-based violence and other forms of harassment from the workplace, as well as proposals asking a company to prepare a report on its efforts to promote a safe workplace for all employees.

•support proposals asking companies to prepare a report on pay equity based on race, gender, or another appropriate category.

•Calvert will oppose proposals that seek to eliminate or scale back diversity or non-discrimination policies.

Equity Audit Proposals

Equity audit proposals request companies engage a variety of key stakeholders to evaluate specific topics to be addressed, including employees, shareholders, customers, stakeholders, and civil rights organizations to see the environmental, civil, and/or racial impact on the company’s stakeholders. Calvert will ordinarily:

•support proposals asking the company to commission an equity audit while considering characteristics of the proposal such as who conducts the audit and qualifications of the auditor, among other factors; and

•oppose proposals that ask companies to commission non-discrimination audits designed either in spirit or substance to undermine the need for companies to protect the specific interests of minorities.

Employee Representation on Boards

Non-management employee representation on boards provides an opportunity for enhancing board diversity by potentially giving the board and management meaningful insights into the company’s workplace.

In voting proposals asking for an employee representative (or increased employee representation) to serve on the board, Calvert ordinarily will support these proposals, factoring in the potential employee representative director’s rights and duties as compared to other incumbent board members, objective independence of the candidate, director selection process, existing workplace controversies facing the company, among other issues.

4. International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Companies operate in these locations for a variety of reasons, including access to natural resources, lower wages or regulatory burdens, access to regional markets, or for many other reasons.  For the global economic actors, globalized companies create numerous benefits including expanded markets, improved efficiencies, and greater competitiveness. These

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operations may also be highly beneficial to the host country by providing jobs, tax payments, access to new products and services, and development opportunities. However, such operations may exploit local workforces or communities, or become complicit in human rights violations committed by host governments or business partners, if companies fail to develop and enforce substantive policies to respect human rights.

Modern communications technologies have increased public scrutiny of company operations around the world.  Adverse publicity from transgressions of human rights may result in regulatory action, loss of social license to operate, boycotts, work stoppages and other business harms.  Policies to safeguard human rights help to ensure company’s ability to operate globally with a minimum of opposition from global or local stakeholders.

Numerous internationally recognized standards guide the development of corporate human rights policies.  At a minimum, companies should commit to respecting all human rights as outlined in the Universal Declaration of Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights.  Company policy should also be consistent with internationally recognized standards for corporations, including the UN Guiding Principles on Business and Human Rights and the Global Compact.

It is particularly important for companies whose operations may have a significant impact on indigenous communities to develop affirmative policies and practices respect the rights of these groups both in the North America and globally.  The United Nations Declaration on the Rights of Indigenous Peoples defines the scope of rights specific to these groups, including for example self-determination, freedom from discrimination, and knowledge, cultures and traditional practices.   Companies should develop policies to avoid complicity in violations of indigenous rights through business partnerships, supply chains or financial investments.  Projects and investments should proceed only with the free, prior and informed consent of indigenous communities that may be significantly impacted.

Where relevant, companies should also develop specific policies to ensure respect for human rights that are material for their business, such as the right to health care and the right to privacy.  Companies should also incorporate a global policy to ensure respect for the rights of LGBTQ+ people, especially in countries and localities whose policies are either hostile or neglectful of LGBTQ+ rights. Numerous guidelines also exist that are relevant for specific industries and types of operations.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals requesting that companies develop appropriate policies to ensure respect for human rights throughout their global operations, including business partners and supply chains.

•support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment, consistent with international law regarding the rights of indigenous people to free prior and informed consent.

5. Product Safety and Impact

Companies bear primary responsibility for the safety of their operations and products.  In certain circumstances, ignoring product safety or impact concerns may result in short-term profitability for companies.  However, investors in companies that harm their customers or other stakeholders may be concerned about a risk of a consumer or regulatory response that undermines the economic viability of companies.  Moreover, harmful products may have broader community or environmental impacts that may de-stabilize markets in which shareholders invest.  Calvert believes companies should develop governance and reporting mechanisms to ensure the safety of their products.  In voting on proposals relating to these matters, Calvert ordinarily will:

•case-by-case on proposals asking companies to disclose product ingredients, depending on the feasibility of disclosure and the nature of the safety concerns.

•support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

Toxic Chemicals

Greater awareness of the impact of toxic chemicals on human health has led to the widespread regulatory limitations on these chemicals and consumer embrace of alternatives.  Companies who ignore these trends and defend the use of chemicals deemed harmful risk being overtaken by more innovative rivals in the marketplace.  Calvert believes companies should disclose policies and practices to reduce the use or marketing of toxic chemicals, and provide reasonable disclosures of performance.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support resolutions asking companies to disclose policies related to toxic chemicals.

•support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.

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Animal Welfare

Concern for animal welfare has led to a consumer movement to demand better treatment of food animals.  Calvert believes companies should develop reasonable policies to assure the well-being of kept animals, consistent with good environmental practices and the safety and quality of foods.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking management to report on steps to reduce or eliminate antibiotic use for animal health.

•support proposals requesting that companies report on policies to ensure animal welfare.

•vote case-by-case on proposals asking companies to limit animal testing, giving consideration to the specific practices raising concerns, potential benefits to human health and welfare, and available alternative processes.

Inherently Dangerous Products and Inherently Hazardous Activities

Some products are inherently dangerous by nature because their function involves a risk of danger or injury to consumers or the general public’s health and safety. Additionally, some activities are inherently hazardous by nature, that is, they hold substantial risks of predatory practices and/or may lead to addiction. Inherently dangerous products, which may be age-restricted or require a license to obtain, include, but are not limited to, alcohol, tobacco, e-cigarettes, guns, firearms, and other weapons. Inherently hazardous activities include, but are not limited to, gambling and non-medicinal cannabis consumption.

Companies should publicly disclose the inherent risks associated with these products and activities and develop reasonable policies and procedures to mitigate the risks associated with their manufacturing, sale, distribution, use and/or participation.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking management to report on steps taken to mitigate the risks associated with consumer use of inherently dangerous products and consumer participation in inherently hazardous activities.

•support proposals requesting that companies report on its policies and procedures related to the risks associated with the manufacturing, sale and distribution of inherently dangerous products and participation in inherently hazardous activities.

•vote case-by-case on proposals asking companies to stop manufacturing inherently dangerous products or participating in inherently hazardous activities.

Data Privacy and Data Security

A revolution in computer and communications technologies has led to the rapid development of previously unimagined new services and access to information, while the number of internet users continues to expand globally.  One result of the transformation of communications services is the exponential growth in the personal information that has been created and collected by companies.  This data has potentially beneficial uses, including contributing to improved healthcare, more efficient transportation, and greater access to financial services.  However, many people may have concerns about giving companies access to their personal data, particularly if unauthorized users gain access to this data for criminal or other malicious purposes.

Beyond concerns about the security of data, users may also be concerned about data privacy -- the lawful use of these data by companies for purposes other than what users intend.  For example, data could be used to discriminate on the basis of race, gender, health or family status, or for other inappropriate purpose; for economic exploitation or harassment; or to manipulate a democratic election.  These concerns are heightened when companies sell data to third parties with no connection to the original user.

For this reason, governments are currently questioning the appropriate use of data, and in particular whether users or companies own the data that is collected.  Rules requiring companies to gain user consent for use of their data are coming into effect, but their effectiveness is not yet proven.

For example, the “right to be forgotten” has been codified in the European Union’s (EU) General Data Protection Regulation. Under such, personal data must be erased immediately where: (1) the data is no longer needed for its original processing purpose; (2) the data subject has withdrawn his or her consent and there is no other legal ground for processing; (3) the data subject has objected and there are no overriding legitimate grounds for the processing; or (4) erasure is required to fulfill a statutory obligation under the EU law. In addition, data must naturally be erased if the processing itself was against the law in the first place.

Expanding use of media raises additional concerns, such as the company’s responsibility to set rules for appropriate conduct on social media; the addictiveness of internet services, especially to children; and the company’s relationship to foreign governments who may wish to use data to violate human rights, especially the right to free expression.

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For investors in companies whose business models depend upon unfettered access and use of user data, there is a risk that society will expand privacy rights and limit corporate use of personal data for business purposes, or that users will find ways of masking this information from companies while using internet services.  Companies should analyze these risks and create governance structures that will allow them to adapt to changing expectations for data privacy and security.  Companies should also develop robust systems to safeguard data from unauthorized access and use.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support data security proposals asking companies to strengthen governance mechanisms to prevent illegal or non-consensual use of data, and proposals for greater transparency regarding company efforts to protect user data.

•support reasonable data privacy proposals asking companies to set reasonable standards for the fair collection, storage and use of consumer data, respecting the rights of users to offer fully informed consent for the use of their data.

•support reasonable proposals asking companies to adopt content management policies that ensure freedom of expression and the free flow of information balanced with respect for user security, privacy, freedom from harassment and other rights on line.

•support proposals asking companies to develop policies to ensure that the company respects human rights wherever its services are available.

•support proposals asking companies to analyze the risk to its business model relating to data privacy or security.

Health and Pharmaceuticals

The continued high cost of medications in the United States limits access to many people, especially those lacking health insurance.  In the developing world, lack of access to healthcare continues to be a barrier to the advancement of these societies.  Additionally, the emergence of an epidemic of opioid abuse has raised concerns about the marketing practices of the pharmaceutical industry. Investors may be concerned about a public backlash against pharmaceutical company policies, with potential risks to the company’s ability to gain regulatory approval for new products, protect its intellectual property rights, and gain access to markets internationally, as well as potential liabilities relating to harm caused by its products.  Calvert believes companies should clearly disclose how its governance and management systems ensure attention to long-term risks relating to pricing and marketing strategies.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible globally, to report on its efforts to increase access, and to align governance mechanisms with the objective of increasing access, consistent with long-term financial performance.

•support proposals requesting that companies prepare a report on their policies to ensure that drug price increases do not have the effect of reducing access to life-saving medicines.

•support proposals to report on efforts to align governance mechanisms with high standards for product safety, especially regarding opioids.

•support proposals asking for responsible management of the production lifecycle of pharmaceutical products, including safe disposal.

•support proposals asking for information about the nutritional composition of the company’s food products.

6. Consumer Finance

Predatory Finance

Predatory finance is the imposition of unfair, abusive or deceptive practices on consumers of financial products. Targets of predatory practices are often economically disadvantaged people but may also be military families, students or the elderly. Of particular concern are practices that catch consumers in a “debt trap” in which additional loans are necessary to pay back original loans because the borrower is unable to repay their debts.  Predatory practices may be profitable in the short-term, but may impose longer term risks to shareholders both because of the risks that the company’s will face regulatory scrutiny or consumer backlash and because predatory finance has the effect of de-stabilizing the market as a whole. In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals calling on companies to address and eliminate predatory or racially discriminatory lending practices.

•support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

CVT Volatility Managed Portfolios135SAI dated May 1, 2025

7. Political Action Committees and Political Partisanship

Shareholders may be concerned that for some companies, activities to influence the political or policy environment may not be consistent with company sustainability strategy or the long-term interests of shareholders.  While federal and state law require disclosure of direct political spending, companies may make undisclosed expenditures indirectly through organizations who are not required to reveal their funding sources.  For this reason, shareholders are unable to track corporate political spending unless the company voluntarily discloses this information.

We believe that a lack of transparency regarding political contributions creates a risk that decisions about expenditures will be driven by the personal interest of management or positions that may produce short-term gains at the expense of the company’s values or the long-term interests of shareholders. To determine whether corporate political and lobbying activities are appropriate, shareholders require complete reporting of expenditures on these activities, as well as explanations of how decisions are made.  In voting on proposals relating to these matters, Calvert ordinarily will:

•support proposals asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•support proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.

•support proposals requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•support proposals requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other financially material issues.

8. Other Issues

In the event Calvert is required to vote on a proposal that is not addressed by the general principles and voting guidelines expressed herein, it generally expects to determine the manner in which to vote such proposal in alignment with the objectives of promoting long-term corporate health and sustainable financial, social and environmental performance.

Voting on Shareholder Proposals Outside of the U.S.

Calvert will take into consideration market-specific characteristics, including Calvert’s historic votes, potential barriers faced by shareholders in proposing resolutions, implications related to the passage of a resolution, and other factors, in addition to the ask of the proposal when voting on case-by-case shareholder resolutions outside of the US.

© 2025 Calvert Research and Management

CVT Volatility Managed Portfolios136SAI dated May 1, 2025

PART C - OTHER INFORMATION

Item 28.   Exhibits (with inapplicable items omitted)

(a)	(1)	(a)

Articles of Incorporation of Registrant dated January 24, 1984 filed as Exhibit (a)(1)(a) to Post-Effective Amendment No. 96 filed April 28, 2020 (Accession No. 0000940394-20-000830) and incorporated herein by reference.

		(b)

Articles of Amendment dated February 25, 2000 filed as Exhibit (a)(1)(b) to Post-Effective Amendment No. 89 filed February 13, 2017 (Accession No. 0000940394-17-000299) and incorporated herein by reference.

		(c)

Articles of Amendment effective April 30, 2010 filed as Exhibit (a)(1) to Post-Effective Amendment No. 88 filed October 11, 2016 (Accession No. 0000743773-16-000144) and incorporated herein by reference.

		(d)	Articles Supplementary dated April 12, 2013 filed as Exhibit (a)(2) to Post-Effective Amendment No. 88 filed October 11, 2016 (Accession No. 0000743773-16-000144) and incorporated herein by reference.
		(e)

Articles Supplementary dated  December 19, 2017 filed as Exhibit (a)(1)(e) to Post-Effective Amendment No. 92 filed April 26, 2018 (Accession No. 0000940394-18-000816) and incorporated herein by reference.

(b)

Amended and Restated By-Laws of Registrant, adopted December 4, 2018 as Exhibit (b) to Post-Effective Amendment No. 94 filed April 26, 2019 (Accession No. 0000940394-19-000646) and incorporated herein by reference.

(c)			Reference is made to Item 28(a) and 28(b) above.
(d)	(1)

Investment Advisory Agreement between the Registrant (on behalf of each of its series listed on Schedule A) and Calvert Research and Management effective March 1, 2021 filed as Exhibit (d)(1) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(2)

Investment Sub-Advisory Agreement between Calvert Research and Management and Ameritas Investment Partners, Inc. for Calvert VP Investment Grade Bond Index Portfolio (now CVT Investment Grade Bond Index Portfolio) effective March 1, 2021 filed as Exhibit (d)(2) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(3)

Investment Sub-Advisory Agreement between Calvert Research and Management and Ameritas Investment Partners, Inc. for Calvert VP Nasdaq 100 Index Portfolio (now CVT Nasdaq 100 Index Portfolio) effective March 1, 2021 filed as Exhibit (d)(3) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(4)

Investment Sub-Advisory Agreement between Calvert Research and Management and Ameritas Investment Partners, Inc. for Calvert VP Russell 2000 Small Cap Index Portfolio (now CVT Russell 2000 Small Cap Index Portfolio) effective March 1, 2021 filed as Exhibit (d)(4) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(5)

Investment Sub-Advisory Agreement between Calvert Research and Management and Ameritas Investment Partners, Inc. for Calvert VP S&P 500 Index Portfolio (now CVT S&P 500 Index Portfolio) effective March 1, 2021 filed as Exhibit (d)(5) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(6)

Investment Sub-Advisory Agreement between Calvert Research and Management and Ameritas Investment Partners, Inc. for Calvert VP S&P MidCap 400 Index Portfolio (now CVT S&P MidCap 400 Index Portfolio) effective March 1, 2021 filed as Exhibit (d)(6) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(7)

Investment Sub-Advisory Agreement between Calvert Research and Management and Ameritas Investment Partners, Inc. for Calvert VP Volatility Managed Growth Portfolio (now CVT VP Volatility Managed Growth Portfolio) effective March 1, 2021 filed as Exhibit (d)(7) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(8)

Investment Sub-Advisory Agreement between Calvert Research and Management and Ameritas Investment Partners, Inc. for Calvert VP Volatility Managed Moderate Growth Portfolio (now CVT Volatility Managed Moderate Growth Portfolio) effective March 1, 2021 filed as Exhibit (d)(8) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(9)

Investment Sub-Advisory Agreement between Calvert Research and Management and Ameritas Investment Partners, Inc. for Calvert VP Volatility Managed Moderate Portfolio (now CVT Volatility Managed Moderate Portfolio) effective March 1, 2021 filed as Exhibit (d)(9) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

	(10)

Investment Sub-Advisory Agreement between Calvert Research and Management and Parametric Portfolio Associates LLC for Calvert VP Volatility Managed Growth Portfolio (now CVT Volatility Managed Growth Portfolio) effective January 1, 2022 filed as Exhibit (d)(10) to Post-Effective Amendment No. 99 filed February 11, 2022 (Accession No. 0000940394-22-000208) and incorporated herein by reference.

	(11)

Investment Sub-Advisory Agreement between Calvert Research and Management and Parametric Portfolio Associates LLC for Calvert VP Volatility Managed Moderate Growth Portfolio effective January 1, 2022 filed as Exhibit (d)(11) to Post-Effective Amendment No. 99 filed February 11, 2022 (Accession No. 0000940394-22-000208) and incorporated herein by reference.

	(12)

Investment Sub-Advisory Agreement between Calvert Research and Management and Parametric Portfolio Associates LLC for Calvert VP Volatility Managed Moderate Portfolio effective January 1, 2022 filed as Exhibit (d)(12) to Post-Effective Amendment No. 99 filed February 11, 2022 (Accession No. 0000940394-22-000208) and incorporated herein by reference.

(e)	(1)	(a)

Master Distribution Agreement between each registered investment company identified on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. effective March 1, 2021 filed as Exhibit (e) to Post-Effective Amendment No. 98 filed April 28, 2021 (Accession No. 0000940394-21-000783) and incorporated herein by reference.

		(b)

Amended Schedule A dated May 1, 2024 to Master Distribution Agreement between each registered investment management company identified on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. effective March 1, 2021 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 102 filed April 25, 2024 (Accession No. 0000940394-24-000378) and incorporated herein by reference.

(f)

Form of Deferred Compensation Agreement filed as Exhibit (f) to Post-Effective Amendment No. 89 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 30, 2017 (Accession No. 0000940394-17-000162) and incorporated herein by reference.

(g)	(1)	(a)

Master Custodian Agreement between Calvert Funds and State Street Bank and Trust Company dated December 1, 2000 filed as Exhibit (g) to Post-Effective Amendment No. 65 filed January 30, 2009 (Accession No. 0001121624-09-000003) and incorporated herein by reference.

		(b)

Amendment is dated as of June 3, 2020 to Master Custodian Agreement between Calvert Funds and State Street Bank and Trust Company dated December 1, 2000 filed as Exhibit (g)(2) to Post-Effective Amendment No. 122 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 27, 2021 (Accession No. 0000940394-21-000100) and incorporated herein by reference.

(h)	(1)	(a)

Administrative Services Agreement between Calvert Research and Management and each registered investment company listed on Appendix A on behalf of each of its series listed on Appendix A, effective March 1, 2021 filed as Exhibit (h)(1) to Post-Effective Amendment No. 114 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 28, 2021 (Accession No. 0000940394-21-000778) and incorporated herein by reference.

		(b)

Amended Appendix A dated April 12, 2023 to the Administrative Services Agreement effective March 1, 2021 filed as Exhibit (h)(1)(b) to Post-Effective Amendment No. 124 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 12, 2023 (Accession No. 0000940394-23-000583) and incorporated herein by reference.

	(2)	(a)

Transfer Agency and Service Agreement between Calvert Funds listed on Schedule A and DST Asset Manager Solutions, Inc., dated July 1, 2019 filed as Exhibit (h)(2) to Post-Effective Amendment No. 63 of Calvert World Values Fund, Inc. (File Nos. 033-45829, 811-06563) filed September 27, 2019 (Accession No. 0000940394-19-001297) and incorporated herein by reference.

		(b)

Amendment effective as of December 20, 2024 to the Transfer Agency and Service Agreement dated as of July 1, 2019 filed as Exhibit (h)(2)(b) to Post-Effective Amendment No. 59 of Calvert Responsible Index Series, Inc. (File Nos. 333-34122, 811-09877) filed January 24, 2025 (Accession No. 0000940394-25-000047) and incorporated herein by reference.

	(3)

Sub-Transfer Agency Support Services Agreement between Eaton Vance Management and each open-end investment company listed on Appendix A dated December 1, 2017 filed as Exhibit (h)(3) to Post-Effective Amendment No. 93 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 29, 2018 (Accession No. 0000940394-18-000114) and incorporated herein by reference.

	(4)	(a)

Expense Reimbursement Agreement dated December 31, 2016 as amended March 6, 2019 and March 3, 2021 between Calvert Research and Management and each Trust and/or Corporation (on behalf of certain of their series) listed on Amended Schedule A filed as Exhibit (h)(4)(a) to Post-Effective Amendment No. 114 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 28, 2021 (Accession No. 0000940394-21-000778) and incorporated herein by reference.

		(b)

Amended Schedule A dated May 1, 2025 to the Expense Reimbursement Agreement dated December 31, 2016 as amended March 6, 2019 and March 3, 2021 filed as Exhibit (h)(4)(b) to Post-Effective Amendment No. 129 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 28, 2025 (Accession No. 0001076598-25-000031) and incorporated herein by reference.

	(5)

Shareholder Servicing Plan dated October 14, 2016 filed as Exhibit (h)(5) to Post-Effective Amendment No. 94 filed April 26, 2019 (Accession No. 0000940394-19-000646) and incorporated herein by reference.

	(6)

Form of Fund of Funds Investment Agreement dated January 19, 2022 filed as Exhibit (h)(5) to Post-Effective Amendment No. 119 of Calvert Management Series (File Nos. 002-69565, 811-03101) filed April 28, 2022 (Accession No. 0000940394-22-000782) and incorporated herein by reference.

	(7)

Expense Reimbursement Agreement for Cash Sweep dated April 26, 2022 between Calvert Research and Management and each Trust and/or Corporation listed on Schedule A filed as Exhibit (h)(6) to Post-Effective Amendment No. 127 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 26, 2023 (Accession No. 0000940394-23-000083) and incorporated herein by reference.

(i)			Opinion of Counsel dated April 27, 2020 filed as Exhibit (i) to Post-Effective Amendment No. 96 filed April 28, 2020 (Accession No. 0000940394-20-000830) and incorporated herein by reference.
(j)

Consent of Independent Registered Public Accounting Firm for CVT S&P 500 Index Portfolio, CVT S&P MidCap 400 Index Portfolio, CVT Nasdaq 100 Index Portfolio, CVT Russell 2000 Small Cap Index Portfolio, CVT EAFE International Index Portfolio, CVT Investment Grade Bond Index Portfolio, CVT Volatility Managed Moderate Portfolio, CVT Volatility Managed Moderate Growth Portfolio and CVT Volatility Managed Growth Portfolio dated April 25, 2025 filed herewith.

(m)	(1)	(a)

Master Distribution Plan for Class F Shares, as adopted December 31, 2016 filed as Exhibit (m) to Post-Effective Amendment No. 89 filed February 13, 2017 (Accession No. 0000940394-17-000299) and incorporated herein by reference.

		(b)

Amended Schedule A dated May 1, 2024 to the Master Distribution Plan for Class F Shares of series of Registrant as adopted December 31, 2016 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 102 (File Nos. 002-90309, 811-04000) filed April 25, 2024 (Accession No. 0000940394-24-000378) and incorporated herein by reference.

(n)	(1)	(a)

Amended and Restated Multiple Class Plan for Calvert Funds effective January 25, 2019 filed as Exhibit (n) to Post-Effective Amendment No. 95 of Calvert Social Investment Fund (File Nos. 002-75106, 811-03334) filed January 28, 2019 (Accession No. 0000940394-19-000110) and incorporated herein by reference.

		(b)

Amended Schedule A dated January 24, 2025 to the Amended and Restated Multiple Class Plan for Calvert Funds effective January 25, 2019 filed as Exhibit (n)(1)(b) to Post-Effective Amendment No. 59 of Calvert Responsible Index Series, Inc. (File Nos. 333-34122, 811-09877) filed January 24, 2025 (Accession No. 0000940394-25-000047) and incorporated herein by reference.

(p)	(1)	(a)

Code of Ethics adopted by the Calvert Funds effective June 1, 2021 filed as Exhibit (p)(1)(a) to Post-Effective Amendment No. 123 of The Calvert Fund (File Nos. 002-76510, 811-03416) filed January 28, 2022 (Accession No. 0000940394-22-000070) and incorporated herein by reference.

		(b)

Code of Ethics and Personal Trading Guidelines adopted by Morgan Stanley Investment Management Public Side effective December 12, 2024 filed as Exhibit (p)(1)(b) to Post-Effective Amendment No. 59 of Calvert Responsible Index Series, Inc. (File Nos. 333-34122, 811-09877) filed January 24, 2025 (Accession No. 0000940394-25-000047) and incorporated herein by reference.

	(2)

Code of Ethics for Ameritas Investment Partners, Inc. effective as of January 1, 2020 filed as Exhibit (p)(2) to Post-Effective Amendment No. 96 filed April 28, 2020 (Accession No. 0000940394-20-000830) and incorporated herein by reference.

(q)	(1)		Power of Attorney for Registrant’s Trustees and Officers dated March 4, 2025 filed herewith.
	(2)

Secretary’s Certificate dated January 6, 2025 filed as Exhibit (q)(2) to Post-Effective Amendment No. 59 of Calvert Responsible Index Series, Inc. (File Nos. 333-34122, 811-09877) filed January 24, 2025 (Accession No. 0000940394-25-000047) and incorporated herein by reference.

Item 29.   Persons Controlled by or Under Common Control

Not applicable

Item 30.    Indemnification

Article IX, Sections 3 and 4 of the Registrant’s By-Laws provides that the Registrant, out of the Registrant’s assets, shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by reason of the fact that he or she is or was a Director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant.

No indemnification shall be provided to any person against any liabilities to the Registrant or its shareholders adjudicated to have been incurred by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Article IX, Section 9 of the Registrant’s By-Laws provides that Registrant may, upon resolution of a majority of the Registrant’s Board of Directors, purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against him or her or incurred by him or her, or arising out of his or her position, whether or not the Registrant would have the power to indemnify him or her against such liability.

In addition, indemnification against certain liabilities of the Registrant’s directors and officers and/or the Registrant’s administrator, principal underwriter, transfer agent, custodian and other service providers are provided in: (1) Section 5 of the Administrative Services Agreement between the Registrant and Calvert Research and Management; (2) Section 4 of the Master Distribution Agreement between the Registrant and Eaton Vance Distributors, Inc.; (3) Section 14 of the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company; and (4) Section 8 of the Administration Agreement between the Registrant and State Street Bank and Trust Company.  Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties.  These Agreements are incorporated herein by reference to Item 28.

Item 31.    Business and Other Connections of Investment Adviser

The Registrant’s investment adviser, Calvert Research and Management (“CRM”), is a Massachusetts business trust. In addition to providing investment advisory services to registered management investment companies, CRM provides investment advisory services to separately managed accounts.  Additional information as to CRM and the trustees and officers of CRM is included in CRM’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-108378), which is incorporated herein by reference and sets forth the officers and trustees of CRM and information as to any business, profession, vocation or employment of a substantial nature engaged in by CRM and such officers and trustees during the past two years.

Item 32.    Principal Underwriters

(a)

Registrant’s principal underwriter, Eaton Vance Distributors, Inc. (“EVD”).  EVD is an indirect, wholly owned subsidiary of Morgan Stanley. EVD is the principal underwriter for each of the registered investment companies named below:

Calvert Impact Fund, Inc.

Calvert Management Series

The Calvert Fund

Calvert Responsible Index Series, Inc.

Calvert Social Investment Fund

Calvert World Values Fund, Inc.

Calvert Variable Series, Inc.

Calvert Variable Trust, Inc. (formerly Calvert Variable Products, Inc.)

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

(b)
(1) Name and Principal Business Address*	(2) Positions and Offices with Principal Underwriter	(3) Positions and Offices with Registrant
Luis Castello	Assistant Treasurer	None
Diego Cinquemani	Executive Director	None
Jeffrey Corso	Managing Director	None
John Crowe	Principal Financial Officer and Financial and Operations Principal	None
Margaret T. Dugan	Assistant Clerk	None
Christine Eaton	Executive Director	None
Lawrence L. Fahey	Principal Operations Officer	None
Frank J. Famiglietti	Managing Director	None
Aaron Guth	Clerk	None
Benjamin Huneke	Managing Director	None
Lynn Kaseta	Chief Compliance Officer	None
Andrew J. Leimenstoll	Managing Director	None
Erick Lopez	Deputy Anti-Money Laundering Officer	None
Giselle Lopez-Velasco	Executive Director	None
Susan Louise Ludwigson	Managing Director	None
Gary Lynn	Financial and Operations Principal	None

Dave Michaud	Managing Director	None
Ashish Mishra	Assistant Clerk	None
A. John Murphy	Executive Director	None
Anita Rios	Treasurer	None
Elaine Sullivan	Managing Director	None
Brian Taranto	Chief Administrative Officer	None
Deidre E. Walsh	General Counsel	None
Lisa Buhain Winslow	Managing Director	None
Matthew J. Witkos	President	None
Jared P. Wong	Chief Anti-Money Laundering Officer	None

* The principal business address of EVD is One Post Office Square, Boston, MA 02109

(c)	Not applicable

Item 33.    Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, State Street Financial Center, One Congress Street, Boston, MA 02114, and its transfer agent, DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Calvert Research and Management, located at 2050 M Street NW, Washington, DC 20036; Eaton Vance Management, located at One Post Office Square, Boston, MA 02109; and Ameritas Investment Partners, Inc., 5945 R Street, Lincoln, NE 68505.

Item 34.    Management Services

Not applicable

Item 35.    Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on April 28, 2025.

CALVERT VARIABLE PRODUCTS, INC.
By:	Von M. Hughes*
Von M. Hughes, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2025.

Signature	Title

Von M. Hughes*	President and Director
Von M. Hughes

James F. Kirchner*	Treasurer (Principal Financial and Accounting Officer)
James F. Kirchner

Signature	Title	Signature	Title

Alice Gresham Bullock *	Director	Joy V. Jones*	Director
Alice Gresham Bullock		Joy V. Jones

Karen C. Fang*	Director	Edward Ramos*	Director
Karen C. Fang		Edward Ramos

Miles D. Harper, III*	Director	Anthony A. Williams*	Director
Miles D. Harper, III		Anthony A. Williams

*By:	/s/ Deidre E. Walsh
Deidre E. Walsh (As attorney-in-fact)

EXHIBIT INDEX

The following exhibits are filed as part of this Post-Effective Amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.	Description

(j)

Consent of Independent Registered Public Accounting Firm for CVT S&P 500 Index Portfolio, CVT S&P MidCap 400 Index Portfolio, CVT Nasdaq 100 Index Portfolio, CVT Russell 2000 Small Cap Index Portfolio, CVT EAFE International Index Portfolio, CVT Investment Grade Bond Index Portfolio, CVT Volatility Managed Moderate Portfolio, CVT Volatility Managed Moderate Growth Portfolio and CVT Volatility Managed Growth Portfolio dated April 25, 2025

(q)	(1)	Power of Attorney for Registrant’s Trustees and Officers dated March 4, 2025